                                                                  EXHIBIT 10.01

                                      LEASE

                                     between

                             BP 399 PARK AVENUE LLC,

                                                    Landlord

                                       and

                                 CITIGROUP INC.,

                                                    Tenant

                                    PREMISES:

          Entire Mezzanine, 2nd, 3rd, 4th, 7th, 10th, 12th and 14th Floors, a Portion of the 13th Floor and Portions of the Lobby and the Basement


                                    UNIT TWO
                         THE 399 PARK AVENUE CONDOMINIUM
                                 399 Park Avenue
                            New York, New York 10022


Dated: as of September 25, 2002

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
Article 1    Term and Fixed Rent...................................................1

Article 2    Delivery and Use of Premises..........................................5

Article 3    Escalations..........................................................12

Article 4    Condominium..........................................................33

Article 5    Subordination, Notice to Superior Lessors and Mortgagees.............36

Article 6    Quiet Enjoyment......................................................38

Article 7    Assignment, Subletting and Mortgaging................................38

Article 8    Compliance with Laws.................................................58

Article 9    Insurance............................................................61

Article 10   Rules and Regulations................................................65

Article 11   Alterations..........................................................66

Article 12   Landlord's and Tenant's Property.....................................74

Article 13   Repairs and Maintenance..............................................76

Article 14   Electricity..........................................................79

Article 15   Landlord's Services..................................................85

Article 16   Access and Name of Building.........................................108

Article 17   Notice of Occurrences...............................................114

Article 18   Non-Liability and Indemnification...................................114

Article 19   Damage or Destruction...............................................117

Article 20   Eminent Domain......................................................122

Article 21   Surrender...........................................................124

Article 22   Conditions of Limitation............................................124

Article 23   Reentry by Landlord.................................................128

Article 24   Damages.............................................................129

Article 25   Affirmative Waivers.................................................131

Article 26   No Waivers..........................................................132

Article 27   Curing Tenant's Defaults............................................133

Article 28   Broker..............................................................134

Article 29   Notices.............................................................134

Article 30   Estoppel Certificates...............................................136

Article 31   Memorandum of Lease.................................................137

                                TABLE OF CONTENTS
                                   (continued)

                                                                                 Page
                                                                                 ----
Article 32   No Representations by Landlord......................................137

Article 33   Tenant's Rights of Self-Help and Offset.............................137

Article 34   Holdover............................................................140

Article 35   Miscellaneous Provisions and Definitions............................141

Article 36   Extension Terms.....................................................152

Article 37   Intentionally Omitted...............................................158

Article 38   Intentionally Omitted...............................................158

Article 39   Arbitration.........................................................158

Article 40   Right of Offering...................................................160

Article 41   Unit One First Offer Right..........................................170

Article 42   Intentionally Omitted...............................................177

Article 43   Intentionally Omitted...............................................177

Article 44   Lehman Tenant's Existing Facilities.................................177

Article 45   Lobby Desks and Signage.............................................179

Article 46   Tenant's Antenna....................................................183

Article 47   Back-Up Power System................................................187

Article 48   Right Of First Offer To Purchase....................................191

Article 49   New York City Benefits..............................................197

                                TABLE OF EXHIBITS

Exhibit A:    Description of Land
Exhibit B:    Floor Plans of Office Premises
Exhibit B-1:  Floor Plan of Lobby Premises
Exhibit B-2:  Floor Plan of Basement Premises
Exhibit C:    Tenant Pre-Approved Alterations
Exhibit D:    Building Rules and Regulations
Exhibit E:    Building Standards for Alterations
Exhibit F:    Cleaning Specifications
Exhibit G     Calculation of Overtime HVAC Charge and Overtime HVAC Charge Adjustment
Exhibit H:    Board SNDA Agreement
Exhibit H-1:  Superior Mortgagee SNDA Agreement
Exhibit H-2:  Superior Lessor SNDA Agreement
Exhibit I:    Intentionally Omitted
Exhibit J:    Landlord's Consent to Assignment and Assumption of Lease
Exhibit K:    Consent to Sublease
Exhibit L:    Qualified Space Non-Disturbance Agreement
Exhibit M:    Board of Managers' Waiver
Exhibit N:    Form of Landlord's Statement
Exhibit O:    Approved Contractors
Exhibit P:    Building Passenger Elevator Specifications
Exhibit Q:    Tenant Private Elevator Locations and Tenant Lobby Podium Location
Exhibit R:    Calculation of Supplemental Chilled Water Charge Adjustment
Exhibit S:    Calculation of Supplemental Condenser Water Charge Adjustment
Exhibit T:    Building-Wide Security Specifications
Exhibit U:    Tenant Riser and Shaft Space Locations
Exhibit V:    Tenant Mechanical Space Locations
Exhibit W:    Intentionally Omitted
Exhibit X:    Tenant Lobby Desk Locations
Exhibit Y:    Tenant Existing Rooftop Antenna Locations
Exhibit Z:    Tenant Existing Generator Area Locations
Exhibit AA:   Tenant Building Lobby Paintings
Exhibit BB:   Intentionally Omitted
Exhibit CC-1: Prohibited Penetration Area 1
Exhibit CC-2: Prohibited Penetration Area 2

          LEASE (this "LEASE"), dated as of September 25, 2002 between BP 399 PARK AVENUE LLC, a Delaware limited liability company having an office c/o Boston Properties, Inc., 599 Lexington Avenue, New York, New York 10022 (herein called "LANDLORD") and CITIGROUP INC., a Delaware corporation having an office at One Court Square, Long Island City, New York 11120 (herein called "TENANT").

                               W I T N E S S E T H

          WHEREAS, immediately prior to the date of this lease, a related entity of Tenant owned fee title interest in and to that certain condominium unit known as Unit Two (herein called the "UNIT") of the condominium known as The 399 Park Avenue Condominium (herein called the "CONDOMINIUM") in the building (herein called the "BUILDING") known as 399 Park Avenue in the City, County and State of New York located on a portion of the land (herein called the "LAND") described in EXHIBIT A annexed hereto;

          WHEREAS, immediately prior to the execution and delivery of this lease, a related entity of Tenant conveyed its ownership interest in and to the Unit and that certain condominium unit known as Unit One (herein called "UNIT ONE") of the Condominium to the Landlord named herein;

          WHEREAS, Landlord currently owns fee title interest in and to the Unit and Unit One;

          WHEREAS, Tenant is and has been in occupancy of the entire Premises, as such term is defined in Section 1.02 hereof; and

          WHEREAS, Tenant desires to lease the Premises from Landlord for a term commencing on the date of this lease,

          NOW, THEREFORE, for the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, for themselves, their successors and permitted assigns, hereby covenant as follows:

                                    ARTICLE 1

                               TERM AND FIXED RENT

          1.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this lease, the premises described in Section 1.02 hereof in the Unit.

          1.02. The premises (herein called the "PREMISES") leased to Tenant shall consist of (a) the entire mezzanine (herein called the "MEZZANINE PREMISES"), second

(2nd), third (3rd), fourth (4th), seventh (7th), tenth (10th), twelfth (12th) and fourteenth (14th) floors of the Building and a portion of the thirteenth
(13th) floor of the Building (herein collectively called the "OFFICE PREMISES"), substantially as shown on the floor plans annexed hereto as EXHIBIT B, (b) a portion of the lobby of the Building (herein called the "LOBBY PREMISES"), substantially as shown on the floor plan annexed hereto as EXHIBIT B-1 and (c) portions of the A, B and C basement levels of the Building, substantially as shown on the floor plans annexed hereto as EXHIBIT B-2 (the A basement level portion of the Premises is herein called the "BASEMENT LEVEL A PREMISES"); the B basement level portion of the Premises is herein called the "BASEMENT LEVEL B PREMISES"; the C basement level portion of the Premises is herein called the "BASEMENT LEVEL C PREMISES"; the Basement Level A Premises, the Basement Level B Premises and the Basement Level C Premises are herein collectively called the "BASEMENT PREMISES"). Landlord and Tenant hereby covenant and agree that no square footage number shall be ascribed to the Lobby Premises in connection with the determination of the aggregate rentable square feet contained within the Premises and the Premises shall be deemed to contain an aggregate of 657,832 rentable square feet, comprised as follows for each floor or portion of the
Premises:

                  Mezzanine                          26,059
                  2nd floor                          91,132
                  3rd floor                          94,689
                  4th floor                          94,697
                  7th floor                          71,808
                  10th floor                         59,618
                  12th floor                         59,529
                  13th floor                         14,692
                  14th floor                         22,261
                  Basement Level A Premises          41,157
                  Basement Level B Premises          40,904
                  Basement Level C Premises          41,286

Landlord hereby grants to Tenant the non-exclusive right to use, in common with others, the public and common areas of the Unit and the Common Elements (as such term is defined in the Declaration) to the extent required for access to the Premises or use of the Premises for general and executive offices and ancillary and incidental uses as permitted under Section 2.02 hereof, including, without limitation, common hallways on the floors on which the Premises are located, stairways, restrooms on the floors on which the Premises are located (provided however that restrooms located on full floors demised under this lease shall be part of the Premises), and the Building lobby, subject to the terms, covenants, provisions and conditions of this lease.

          1.03. The term of this lease shall commence on the date of this lease (herein called the "COMMENCEMENT DATE") and subject to the rights of Tenant to elect to extend the term of this lease pursuant to the provisions of Article 36 hereof, the term of this lease shall end at 11:59 p.m. on September 30, 2017 (herein called the "EXPIRATION DATE") or on such earlier date upon which the term of this lease shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law.

          1.04. The rents shall be and consist of the following amounts with respect to the Premises:

                 (a) fixed rent (herein called "FIXED RENT") for the Premises at the following rates for the following periods:

                        (i) THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-FIVE THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($37,825,200.00) per annum, in equal monthly installments of $3,152,100.00 each, for the period (herein called the "FIRST RENT PERIOD") commencing on the Commencement Date and ending on September 30, 2007;

                        (ii) FORTY-ONE MILLION ONE HUNDRED FOURTEEN THOUSAND THREE HUNDRED SIXTY AND 00/100 DOLLARS ($41,114,360.00) per annum, in equal monthly installments of $3,426,196.67 each, for the period (herein called the "SECOND RENT PERIOD") commencing on October 1, 2007 and ending on September 30, 2012; and

                        (iii) FORTY-FOUR MILLION FOUR HUNDRED THREE THOUSAND FIVE HUNDRED TWENTY AND 00/100 DOLLARS ($44,403,520.00) per annum, in equal monthly installments of $3,700,293.33 each, for the period (herein called the "THIRD RENT PERIOD") commencing on October 1, 2012 and ending on the Expiration Date, which Fixed Rent shall be payable commencing on the applicable date set forth above, and thereafter in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease, and

                 (b) additional rent (herein called "ADDITIONAL CHARGES") consisting of Tax Payments, Operating Payments, charges for electricity furnished to Tenant and all other sums of money as shall become due from and payable by Tenant to Landlord hereunder in accordance with the provisions of this lease;

all to be paid in lawful money of the United States to Landlord at its office, or such other place, or to Landlord's agent and at such other place, as Landlord shall designate by notice to Tenant.

          1.05. The components of Fixed Rent are as follows and shall be the basis for computing Fixed Rent abatements or reductions in Fixed Rent pursuant to any of the provisions of this lease:

OFFICE PREMISES:

RENT PERIOD                            FIXED RENT PER RENTABLE SQUARE FOOT
-----------                            -----------------------------------
First Rent Period                      $  65.00
Second Rent Period                     $  70.00
Third Rent Period                      $  75.00

BASEMENT PREMISES:

RENT PERIOD                            FIXED RENT PER RENTABLE SQUARE FOOT
-----------                            -----------------------------------
First Rent Period                      $  25.00
Second Rent Period                     $  30.00
Third Rent Period                      $  35.00

          Landlord and Tenant agree and acknowledge that the Fixed Rent payable under this lease with respect to the Lobby Premises shall be $10.00 per annum.

          1.06. Tenant covenants and agrees to pay Fixed Rent and Additional Charges promptly when due without notice or demand therefor, except as such notice or demand may be expressly provided for in this lease, and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this lease. Fixed Rent and Additional Charges shall be paid by good and sufficient check (subject to collection) drawn on a New York City bank which is a member of the New York Clearing House Association or a successor thereto. Upon Tenant's notice to Landlord, Fixed Rent and Additional Charges shall be paid by wire transfer of immediately available "Federal Reserve Funds" to Landlord or its designee pursuant to the instructions delivered by Landlord. As used herein, the term "FEDERAL RESERVE FUNDS" shall mean the receipt by a bank or banks in the continental United States designated by Landlord of U.S. dollars in form that does not require further clearance, and may be applied at the direction of Landlord by such recipient bank or banks on the day of receipt of advice that such funds have been wire transferred.

          1.07. If the term of this lease with respect to any portion of the Premises commences on a day other than the first day of a calendar month, or if the Expiration Date occurs on a day other than the last day of a calendar month, the Fixed Rent and Additional Charges for the applicable partial calendar month shall be prorated in the manner provided in Section 1.09 hereof.

          1.08. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Fixed Rent or Additional Charges shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and

Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this lease or at law provided.

          1.09. Any apportionments or prorations of Fixed Rent or Additional Charges to be made under this lease shall be computed on the basis of a 365-day year (based on the actual number of days in the period in question).

          1.10. If any of the Fixed Rent or Additional Charges payable under the terms and provisions of this lease shall be or become uncollectible, reduced or required to be refunded because of any act or law enacted by a governmental authority, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, (a) the Fixed Rent and/or Additional Charges shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) the Fixed Rent and/or Additional Charges which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

          1.11. Additional Charges shall be deemed to be rent and Tenant's failure to pay Additional Charges shall be considered a failure to pay Fixed Rent hereunder and Landlord shall be entitled to all rights and remedies provided herein or by law for a default, after the expiration of any applicable notice and cure period, in the payment of Additional Charges as for a default, after the expiration of any applicable notice and cure period, in the payment of Fixed Rent (notwithstanding the fact that Tenant may not then also be in default in the payment of Fixed Rent).

                                    ARTICLE 2

                          DELIVERY AND USE OF PREMISES

          2.01.  (a)    Tenant acknowledges that Tenant has inspected the
Premises and is fully familiar with the condition thereof. Tenant has accepted each floor of the Premises in their "as is" condition, and Landlord shall not be required to perform any work, install any fixtures or equipment or render any services to make the Unit, the Building or the Premises ready or suitable for Tenant's occupancy for the performance of Alterations or for Tenant's occupancy for the conduct of business (subject, however, to the provisions of Section 2.01(d) hereof and Landlord's obligations during the term of this lease and pursuant to the provisions of this lease to make certain repairs and provide certain services to the Premises and the portions of the Building serving the Premises). The taking of possession of the Premises described in the immediately preceding sentence shall be deemed to have constituted an acceptance of the Premises (subject, however, to the provisions of Section 2.01(d) hereof and Landlord's obligations during the term of this lease and pursuant to the provisions of this lease to make certain repairs to the Premises).

                 (b) Tenant hereby waives any right to rescind this lease under the provisions of Section 223(a) of the Real Property Law of the State of New York, and agrees that the provisions of this Section 2.01(b) are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223(a).

                 (c)    Intentionally Omitted.

                 (d)    (i)     Notwithstanding anything to the contrary
contained in this lease, in the event that any asbestos-containing floor tiles or lead paint shall be discovered in or about the Premises which shall be required to be removed or remediated as a consequence of the change or modification of applicable Legal Requirements which are in effect as of the date of this lease, unless the existence of such materials in or about the Premises (I.E., the introduction of such materials into the Premises and the Unit) shall result from any act or omission (where there is a duty to act) from and after the date of this lease of Tenant or any of Tenant's subtenants or other occupants of all or any portion of the Premises claiming by, through or under Tenant, or any of Tenant's or their respective employees, agents or contractors, Landlord shall (and Landlord's sole liability shall be to), at Landlord's sole cost and expense, as promptly as reasonably practicable following notice from Tenant, remove or remediate any such materials (such removal or remediation being herein referred to as "LANDLORD'S HAZARDOUS MATERIALS WORK") in accordance with all applicable Legal Requirements. Tenant shall promptly vacate any floor or portion thereof (as reasonably determined by the parties) in which Landlord shall be required to perform Landlord's Hazardous Materials Work in accordance with this Section 2.01(d)(i) (any such floor or portion thereof being hereinafter referred to as a "LANDLORD'S HAZARDOUS MATERIALS WORK AREA"). Tenant hereby acknowledges that the performance of Landlord's Hazardous Materials Work by Landlord may cause some inconvenience to Tenant and interference with the conduct of Tenant's business in any portions of the Premises adjacent to any Landlord's Hazardous Materials Work Area, whether located on the same floor as a Landlord's Hazardous Materials Work Area or on a contiguous floor (any such portions of the Premises being hereinafter referred to as an "ADJACENT AREA"), including, without limitation, the sealing off of the Landlord's Hazardous Materials Work Area from any Adjacent Area and the performance of such actions and the imposition of such requirements as may be necessary to (A) comply with applicable Legal Requirements or insurance requirements, and (B) provide for the safety of Tenant's employees, contractors and invitees in any Adjacent Area during the performance of Landlord's Hazardous Materials Work (including without limitation, if necessary in the parties' reasonable judgment, a requirement that Tenant vacate the entire floor or a portion of a floor on which Landlord is required to perform any Landlord's Hazardous Materials Work). Tenant further acknowledges and agrees that Landlord shall not be liable to Tenant, nor shall Tenant be entitled to any diminution or abatement of rent (except as hereinafter set forth) or other compensation or allowance for diminution of rental value, nor shall this lease or any of the obligations of Tenant be affected or reduced, as a result of the performance by Landlord of any Landlord's Hazardous Materials Work or as a result of the existence in the Premises of any of the materials described in this Section 2.01(d)(i). Subject to the foregoing, Landlord shall use commercially reasonable efforts to (1) minimize the size of any area that is sealed off as a Landlord's Hazardous Materials Work Area and (2) perform Landlord's Hazardous Materials Work expeditiously and in a manner that will create the least practicable inconvenience to Tenant and interference with the conduct of Tenant's business in the Premises, provided that Landlord shall in no event be obligated to perform same on an "overtime" basis.

                        (ii) Notwithstanding anything to the contrary contained in this lease, except as provided in Section 2.01(d)(i) hereof, in the event that any asbestos-containing materials or other Hazardous Materials shall be discovered in or about the Premises during the term of this lease, including with respect to a discovery and/or disturbance of Hazardous Materials in connection with any Alterations performed by or on behalf of Tenant, which shall be required to be removed or remediated as a consequence of current or future Legal Requirements, Tenant shall, at its sole cost and expense, as promptly as reasonably practicable, remove or remediate the same in accordance with all applicable Legal Requirements, and Tenant acknowledges and agrees that Landlord shall not be liable to Tenant, nor shall Tenant be entitled to any diminution or abatement of rent or other compensation or allowance for diminution of rental value, nor shall this lease or any of the obligations of Tenant be affected or reduced, as a result of the existence in the Premises of any such asbestos, asbestos-containing materials or other Hazardous Materials.

                 (e) If any violation of a Legal Requirement which is noted of record against the Premises or any other portion of the Unit or the Building shall delay Tenant in obtaining any permits or signoffs from the New York City Department of Buildings (or any other applicable agency) in connection with Tenant's Work in any portion of the Premises so as to actually delay Tenant in commencing (or re-commencing, in the case of any portion of the Premises which Tenant shall have vacated after taking initial occupancy thereof for the conduct of business) the conduct of business in such portion of the Premises then, in such event, promptly after notice from Tenant of such violation together with reasonable documentation of same, (i) Landlord shall cause such violation to be cured or otherwise removed of record, except to the extent that Tenant may be responsible for curing such violation pursuant to any provision of this lease, and (ii) the Fixed Rent and Additional Charges with respect to such portion of the Premises shall be abated for one day for each day that Tenant is actually delayed in commencing (or re-commencing) the conduct of business in such portion of the Premises as a result thereof, except to the extent that Tenant may be responsible for curing such violation pursuant to any provision of this lease.

          2.02.  (a)    The Premises may be used for administrative, executive
and general offices, including, without limitation, use as trading floors, which are consistent in nature and scope with the operation of Comparable Buildings and for the other uses expressly set forth in this Section 2.02. Notwithstanding anything to the contrary contained in Sections 2.04 and 2.05 hereof, and without in any way limiting the uses permitted under this Section 2.02, the Premises may be used for all lawful purposes reasonably ancillary and incidental to the primary use of the Premises, which ancillary and incidental uses are permitted by the Certificate of Occupancy for the Building (as the same may be amended in accordance with the terms hereof) and are consistent in nature and scope with the operations of Comparable Buildings. Such ancillary and incidental uses may include, without limitation, and portions of the Premises in size in reasonable proportion to the entire Premises may be used for a use that is ancillary and incidental (as opposed to primary):

                        (i) the occupancy and use of portions of the Premises by Service and Business Relationship Entities in accordance with the provisions of Article 7 hereof;

                        (ii) kitchens, dining facilities, pantries and/or vending machines for the sale of snack foods, non-alcoholic beverages, and other convenience items (which may be supplied by any party selected by Tenant) for Permitted Users upon the condition that (A) no food is prepared or cooked therein (exclusive of microwave reheating), except with respect to any kitchen or dining facility located in the Premises as of the date of this lease and any kitchen or dining facility that may be installed in accordance with the provisions of Section 15.09 hereof, (B) no food or beverages kept therein or anything else done therein shall cause odors to be emitted therefrom so as to be detectable outside of the Premises, (C) the portions of the Premises so used shall, at the sole cost and expense of Tenant, be at all times maintained in a clean and sanitary condition and free of vermin and refuse and (D) Tenant shall contract directly for the removal from the Building of wet rubbish with the carting company servicing the Building subject to the applicable provisions of this lease;

                        (iii) board rooms, conference rooms, meeting rooms and conference centers and facilities for use only by Permitted Users;

                        (iv) a data center for computer and other electric data processing and business machine operations in connection with the business operations of Permitted Users;

                        (v) training facilities and classrooms in connection with the business operations of Permitted Users;

                        (vi) duplicating, photographic reproduction and/or offset printing facilities in connection with the business operations of Permitted Users;

                        (vii) mailroom facilities in connection with the business operations of Permitted Users;

                        (viii) storage of equipment, records, files and other items in connection with the business operations of Permitted Users;

                        (ix) medical or health facilities exclusively serving Permitted Users (subject to Tenant's obligation to procure all required licenses and permits in connection therewith);

                        (x) travel services or agencies exclusively serving Permitted Users;

                        (xi) day care facilities exclusively serving Permitted Users (other than occupants not within the Premises and guests and subject to Tenant's obligation to procure all required licenses and permits in connection therewith and to locate same in a manner that complies with applicable Legal Requirements);

                        (xii)   an auditorium for use only by Permitted Users;

                        (xiii) an exercise facility for the use only by Permitted Users; and

                        (xiv)   a messenger center for use only by Permitted
     Users.

Notwithstanding the foregoing, Landlord makes no warranty or representation as to the suitability of all or any portion of the Premises for a place of public assembly requiring a public assembly permit or a change in the Certificate of Occupancy for the Building or as to whether there will be adequate means of ingress and/or egress or adequate rest room facilities in the event that Tenant requires such a public assembly permit or such a change, and Landlord shall have no liability to Tenant in connection therewith (PROVIDED, HOWEVER, that Landlord shall reasonably cooperate with Tenant's application for any such public assembly permit or change in the Certificate of Occupancy, subject to Tenant's obligation to reimburse Landlord for its out-of-pocket expenses, as more particularly set forth below), nor shall Landlord have any obligation to perform any alterations in or to the Building or the Premises or to grant its consent to the performance of any proposed Alterations by Tenant in order to render any floor suitable for the issuance of a public assembly permit or for a change in the Certificate of Occupancy, except as set forth in Article 11 hereof. Tenant agrees that Tenant shall not use all or any portion of the Premises as a Day Trading Parlor. As used herein, the term "DAY TRADING PARLOR" shall mean an area in which, for a daily fee, individual traders (not institutions, funds or companies) are given desk space and the use of computer facilities for the purpose of day trading for their own account and the term "PERMITTED USERS" shall mean Tenant, Tenant's Affiliates, Tenant's Service and Business Relationship Entities, the occupants of the Premises, the Lehman Tenant (with respect to clauses (ii), (iii) and (xii) of this Section 2.02(a) only) and their respective officers, employees and guests.

                 (b) Landlord agrees that throughout the term of this lease, Landlord shall not change the Certificate of Occupancy for the Building or the public assembly permit with respect to the auditorium located on the 14th floor of the Building in a manner which shall affect Tenant's use of the Premises for general, administrative and executive offices or any of the specific uses expressly permitted pursuant to this Section 2.02, including, without limitation, the ancillary and incidental uses described in Section 2.02(a) hereof, or Tenant's ability to obtain a valid construction permit for any Alterations in the Premises, unless required by Legal Requirements. At Tenant's request, Landlord agrees to cooperate with Tenant, at Tenant's sole cost and expense, in connection with any reasonable changes to the Certificate of Occupancy for the Building required by Tenant for any reasonable use of the Premises by Tenant, provided such use is permitted pursuant to the terms of this lease.

          2.03. If any governmental license or permit (other than a Certificate of Occupancy for the entire Building) shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection within thirty (30) days after Landlord's request therefor. Tenant shall at all times comply in all material respects with the terms and conditions of each such license or permit. Additionally, should Alterations or Tenant's use of the Premises for other than executive and general offices require any modification or amendment of any Certificate of Occupancy for the Building, Tenant shall, at its expense, take all commercially reasonable actions necessary to procure any such modification or amendment and shall reimburse Landlord (as Additional Charges) for all reasonable out-of-pocket costs and expenses Landlord incurs in effecting said modifications or amendments within thirty (30) days after demand therefor accompanied by reasonably satisfactory documentation of such costs and expenses. Landlord shall cooperate with Tenant in connection with Tenant's obtaining of any such governmental license or permit (including any permit required in connection with Tenant's Alterations, including without limitation any Alterations affecting any asbestos-containing materials that may be located in the Premises) or any application by Tenant for any amendment or modification to the Building's Certificate of Occupancy, and shall reasonably promptly execute and deliver any applications, reports or related documents as may be requested by Tenant in connection therewith, provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses, and further provided that Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation, other than any such claims arising from any incorrect information provided by Landlord in connection therewith or any conditions at or in the Unit which are Landlord's responsibility hereunder. The foregoing provisions are not intended to be deemed Landlord's consent to any Alterations or to a use of the Premises not otherwise permitted hereunder nor to require Landlord to effect such modifications or amendments of any Certificate of Occupancy.

          2.04. Tenant shall not at any time use or occupy the Premises, the Unit or the Building, or suffer or permit anyone to use or occupy the Premises, or do anything in the Premises, the Unit or the Building, or suffer or permit anything to be done in, brought into or kept on the Premises, which shall (a) violate the Certificate of Occupancy for the Premises, the Unit or the Building;
(b) cause injury to the Premises, the Unit or the Building or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authorities; (d) adversely affect the reputation or appearance of the Building as a first-class office building; (e) impair the proper maintenance, operation and repair of the Unit or the Building and/or their equipment, facilities or systems except to an immaterial extent (unless, in the case of a use which merely increases the costs of such maintenance, repair and operation on a temporary basis which will cease to exist upon the cessation of such use, Tenant agrees to reimburse Landlord for such incremental costs and provided Landlord substantiates such increase with reasonably satisfactory evidence delivered to Tenant); (f) interfere with other tenants or occupants of the Building in their use and enjoyment of their premises except to an immaterial extent; (g) constitute a nuisance, public or private; (h) make unobtainable from reputable insurance companies authorized to do business in New York State all-risk property insurance, or liability, elevator, boiler or other insurance at standard rates required to be furnished by Landlord under the terms of any mortgages covering the Premises; or (i) discharge objectionable fumes, vapors or odors into the Building's flues or vents or otherwise (provided that Tenant shall not be deemed to have violated clause (h) of this Section 2.04 by virtue of its mere use of the Premises for administrative, executive and general office uses, as distinguished from its particular manner of use of the Premises and provided that the uses being conducted in the Premises as of the date of this lease shall not be deemed to violate the provisions of this Section 2.04).

          2.05. Tenant shall not use, or suffer or permit anyone to use, the Premises or any part thereof, for

                 (a)    intentionally omitted,

                 (b) a restaurant and/or bar and/or the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods (except as permitted pursuant to Section 2.02 hereof or other applicable provisions of this lease),

                 (c) the business of photographic reproductions and/or offset printing (except as permitted pursuant to Section 2.02 hereof or other applicable provisions of this lease),

                 (d)    an employment agency or, except as permitted pursuant to
                        Section 2.02 hereof or other applicable provisions of this lease, a travel agency,

                 (e) a school or classroom (except as permitted pursuant to Section 2.02 hereof or other applicable provisions of this lease),

                 (f) medical or psychiatric offices (except as permitted pursuant to Section 2.02 hereof or other applicable provisions of this lease),

                 (g) conduct of any auction (except for electronic and telephonic auctions of securities and commodities provided that no such auctions are conducted on a face-to-face basis at the Premises and that the commodities being auctioned are not displayed, stored or maintained in the Premises),

                 (h)    intentionally omitted,

                 (i)    a Day Trading Parlor,

                 (j)    gambling activities, or

                 (k) the conduct of obscene, pornographic or similar disreputable activities.

Further, the Premises may not be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (ii) any charitable, religious, union or other not-for-profit organization (except for not-for-profit or charitable Tenant's Affiliates), or (iii) any tax exempt entity within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended); PROVIDED, HOWEVER, that the provisions of clauses (ii) and (iii) of this sentence shall not apply with respect to up to ten (10%) percent of the rentable area of the Premises, subject to the provisions of Section 7.11 hereof.

                                    ARTICLE 3

                                   ESCALATIONS

          3.01. The terms defined below shall for the purposes of this lease have the meanings herein specified:

                 (a) "BASE OPERATING AMOUNT" shall mean the Operating Expenses for the Base Operating Year.

                 (b) "BASE OPERATING YEAR" shall mean the calendar year commencing on January 1, 2003.

                 (c) "BASE TAX AMOUNT" shall mean the sum of seventy-five percent (75%) of the Taxes for the Tax Year commencing on July 1, 2002 and twenty-five percent (25%) of the Taxes for the Tax Year commencing on July 1, 2003.

                 (d) "LANDLORD'S STATEMENT" shall mean an instrument or instruments setting forth the Operating Payment payable by Tenant for a specified Operating Year pursuant to this Article 3, which Landlord's Statement shall contain, subject to revision from time to time, the categories of expenses indicated on the form of Landlord's Statement attached hereto as EXHIBIT N (and, in the event, that any Landlord's Statement delivered to Tenant during the term hereof shall contain any additional categories of expenses that are not included on the form of Landlord's Statement attached hereto as EXHIBIT N, or delete categories of expenses from such form of Landlord's Statement, such Landlord's Statement shall be accompanied by a notice informing Tenant of such new categories or deleted categories, in accordance with the provisions of this lease, and providing an explanation of the reason for including or deleting same).

                 (e) "OPERATING EXPENSES" shall mean (subject to the specific exclusions from Operating Expenses hereinafter set forth) the aggregate of all commercially reasonable expenses incurred by Landlord and Affiliates of Landlord ("LANDLORD'S AFFILIATES") and/or on their behalf in respect of the management, repair, replacement, maintenance, operation and/or security of the Unit (or if such costs are not separately calculated for the Unit itself, of the Building but appropriately allocated to the Unit), and the Common Elements to the extent such costs are appropriately allocable to Landlord and not otherwise excluded by the provisions of this Section 3.01(e), including, without limitation, the following items:

                        (i) salaries, wages, medical, surgical, insurance (including, without limitation, group life and disability insurance) of employees of Landlord or Landlord's Affiliates at the grade of building manager and below who provide on-site services at the Building (I.E., excluding back-office or home-office employees or personnel), union and general welfare benefits, pension benefits, severance and sick day payments, and other fringe benefits of employees of Landlord and Landlord's Affiliates and their respective contractors engaged in such management, repair, replacement, maintenance, operation and/or security at the grade of building manager and below who provide on-site services at the Building (I.E., excluding back-office or home-office employees or personnel);

                        (ii) payroll taxes, worker's compensation, uniforms and related expenses (whether direct or indirect) for such employees, subject to the proviso in clause (i) of this Section 3.01(e);

                        (iii) the cost of fuel, gas, steam, electricity, water, sewer and other utilities and heat, ventilation and air-conditioning (excluding any such utilities or heat, ventilation or air-conditioning furnished to any leaseable space or to any improvements or equipment in the Unit or the Building installed by or for any tenant or occupant in portions of the Unit or the Building other than leaseable space, except to the extent that the same are required by this lease to be furnished to Tenant without separate additional charge [E.G., air conditioning during Regular Building Service Hours, hot and cold water throughout the Building for cleaning, drinking and sprinkler purposes, etc.]), together with any taxes and surcharges on, and fees paid to third party persons or entities that are not affiliated with Landlord (which shall be deemed to include the managing agent(s) of the Unit and/or the Building) in connection with the calculation and billing of such utilities, except to the extent otherwise specifically chargeable to or reimbursable by tenants of the Unit or the Building, including Tenant (which charge or reimbursement is not pursuant to a provision in the nature of, or intended to serve the same purpose as, this Article 3, including, without limitation, charges to tenants for electric rent inclusion);

                        (iv) the cost of painting and/or other similar non-capital cosmetic decorating of all areas of the Unit and the Common Elements, excluding, however, any space contained therein which is demised or to be demised to tenant(s), and the cost of holiday decorations and temporary exhibitions for the lobby and other public portions of the Unit and the Common Elements in a manner commensurate with other first-class office buildings in Midtown Manhattan comparable to the Building (herein called "COMPARABLE BUILDINGS");

                        (v) the cost of casualty, boiler, sprinkler, plate glass, liability, fidelity, rent, terrorism (provided, however, that the cost of terrorism insurance in the Base Operating Year shall not be included in the Base Operating Amount) and all other insurance generally carried by owners of Comparable Buildings regarding the Unit and the Common Elements and/or any property on, below or above the Unit and the Common Elements, and the repair, replacement, maintenance, operation and/or security of the foregoing items set forth in this clause (v);

                        (vi) the cost of all supplies, tools, materials and equipment, whether by purchase or rental, used in the repair, replacement, maintenance, operation and/or security of the Unit and the Common Elements, and any sales and other taxes thereon; PROVIDED, HOWEVER, that if and to the extent that any of the foregoing are used at or with respect to more than one property of Landlord, then the foregoing amounts shall only be included Operating Expenses in the same proportion that such use at or with respect to the Unit and the Common Elements bears to the aggregate use of the foregoing at all properties;

                        (vii) the rental value of the Landlord's Building office located in the Building and utilized by the personnel of either Landlord or Landlord's Affiliates, in connection with the repair, replacement, maintenance, operation and/or security thereof (to the extent that such rental value shall be based on an office the size of which shall not exceed the size of Building offices in Comparable Buildings comparable in size to the Building and that such rental value shall have been included in the Base Operating Amount), and all customary Building office expenses, such as telephone, utility, stationery and similar expenses incurred in connection therewith;

                        (viii) the cost of cleaning, janitorial and security services, including, without limitation, glass cleaning, snow and ice removal and garbage and waste collection and/or disposal;

                        (ix) the cost of (A) all interior and exterior landscaping and (B) all temporary exhibitions located at or within the Unit and the Common Elements in a manner and at a cost commensurate with other Comparable Buildings;

                        (x) costs for alterations, improvements, repairs and replacements made or installed after the expiration of the Base Operating Year by reason of Legal Requirements enacted, adopted, promulgated, amended or modified after the date of this lease, or any reinterpretation by a court of law or governmental authority of any Legal Requirement issued after the date of this lease; and to the extent such costs should be capitalized in accordance with generally accepted accounting principles, consistently applied ("GAAP"), such costs shall be amortized over a period of time which shall be the shorter of: (A) the useful life of the item in question, as reasonably determined by Landlord, or (B) fifteen (15) years, with an interest factor equal to the Base Rate in effect as of December 31 of the year in which such cost is incurred;

                        (xi) the cost of improvements, alterations, repairs, replacements, equipment or machinery made or installed after the expiration of the Base Operating Year for the purpose of reducing energy consumption or reducing other Operating Expenses, including, without limitation, the cost of installing a film on the inside of the windows of the Building in accordance with Section 16.01 hereof; PROVIDED, HOWEVER, that if and to the extent such costs should be capitalized in accordance with GAAP, commencing upon the completion of the item in question and continuing until such cost (together with interest at the Base Rate in effect as of December 31 of the year in which such cost is incurred) shall have been fully included, there shall be included in Operating Expenses for any period only an amount equal to the actual amount by which expenses which would otherwise have been included in Operating Expenses are reduced for such period as the result of such improvements, alterations, repairs, replacements, equipment or machinery;

                        (xii)   intentionally omitted;

                        (xiii)  intentionally omitted;

                        (xiv) management fees; PROVIDED, HOWEVER, that if Landlord or a Landlord's Affiliate is the managing agent of the Unit or the Building, then the annual management fee shall be equal to the then-prevailing market rate for owner-managed Comparable Buildings;

                        (xv) all reasonable costs and expenses of legal, bookkeeping, accounting and other professional services incurred in connection with the operation, and management of the Unit and the Common Elements (which services shall be reasonably apportioned based on the relative usage thereof if such services relate to more than one property of Landlord) except as hereinafter excluded; and

                        (xvi) fees, dues and other contributions paid by or on behalf of Landlord or Landlord's Affiliates to civic or other real estate organizations (not to exceed the current number of organizations) provided same do not exceed the level customarily paid by owners of Comparable Buildings and further provided that if and to the extent that any of such fees, dues or contributions are properly allocable to more than one property of Landlord, then the foregoing amounts shall only be included Operating Expenses in the same proportion that their proper allocation to the Unit and the Common Elements bears to all properties (including the Unit and the Common Elements) based on the relative rentable areas of the Unit and the rentable areas of all such properties.

          The term "OPERATING EXPENSES", as used and defined under this Section 3.01(e), shall exclude and not include the following items:

          (1) depreciation and amortization (except as provided above in this subsection);

          (2) interest on and amortization of debts (and costs and charges incurred in connection with such financings);

          (3) the cost of any alterations, additions, changes, replacements and improvements that are made solely in order to prepare space for occupancy by a new tenant (including Tenant) and any contribution or concession by Landlord to such tenant in connection therewith;

          (4) the costs of capital improvements, other than those which in accordance with GAAP are deemed expenses or deferred expenses or which are permitted to be included in Operating Expenses in accordance with the provisions of Sections 3.01(e)(x) and 3.01(e)(xi) above;

          (5) financing and refinancing costs (including, without limitation, mortgage recording taxes), and payments of mortgage interest and principal;

          (6) the cost of heating, air-conditioning and ventilation during overtime periods for any other tenants or occupants of the Unit or the Building, as well as the cost of any work or services performed for any tenant(s) or occupants of the Unit or the Building (including Tenant), whether at the expense of Landlord or Landlord's Affiliates or such tenant(s) or occupants, to the extent that such work or services are in excess of the work or services generally provided to tenants or occupants of the Unit or the Building with no additional expense;

          (7) the cost of electricity furnished to the Premises or any other space in the Unit or the Building that is leased or leaseable to tenants or occupants;

          (8)   Taxes;

          (9) salaries, wages and fringe benefits for officers, employees and executives of Landlord and any Landlord Affiliates above the grade of building manager and fire safety manager;

          (10) amounts received by Landlord or the Board of Managers through the proceeds of insurance or condemnation or from a tenant or occupant (other than pursuant to an escalation provision similar to this Article 3) or otherwise to the extent such amounts are compensation for sums previously included in Operating Expenses for such Operating Year or any prior Operating Year;

          (11) costs of repairs or replacements incurred by reason of fire or other casualty or condemnation except that in connection therewith any amount equal to the deductibles under Landlord's (or the Board of Managers') insurance policies (which deductibles shall be equal to the amount(s) of deductibles customarily carried by landlords of

                Comparable Buildings) may be included within Operating Expenses;

          (12)  advertising and promotional expenditures;

          (13) leasing or brokerage commissions, or fees, attorneys' fees, appraisal fees or accountants' fees to the extent incurred by Landlord or the Board of Managers with respect to the Unit or the Condominium in connection with the negotiation and preparation of new or renewal leases in the Unit or the Building or in enforcing Landlord's rights under leases (except to the extent that the enforcement of such rights benefits one or more tenants or occupants of the Unit or the Building generally and Landlord does not recover such fees from the offending tenant or occupant), or legal or accounting fees in connection with tax returns, tax reporting or accounting;

          (14) any expenditure paid to any corporation or entity related to or affiliated with Landlord or the principals of Landlord to the extent such expenditure exceeds the amount which would customarily be paid to a similar entity not affiliated with Landlord for similar services;

          (15) the cost of any service furnished to tenants of the Unit or the Building (including Tenant) to the extent that such cost is separately reimbursed to Landlord (other than through the Operating Payments or comparable payments pursuant to escalation-type provisions similar to the provisions of this
                Article 3);

          (16) costs of acquiring, leasing, insuring, restoring, removing or replacing sculptures and paintings that are deemed to be "fine art" (rather than decorative art work customarily found in Comparable Buildings), except for the cost of routine maintenance of all such objects in the public areas in the Unit or the Building;

          (17) ground rent or any other payments paid under ground leases or Superior Leases (other than payments which, independent of the ground lease or Superior Lease, would constitute an Operating Expense hereunder);

          (18) any costs incurred for the purpose of effecting a sale of the Unit or the Building or the Land or any other real property interest therein (including, without limitation, New York State and New York City transfer taxes);

          (19) payments of any amounts to any person (including Tenant) seeking recovery for negligence or other torts committed by Landlord or the Board of Managers;

          (20) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar Legal Requirement;

          (21) the cost of installing, operating and maintaining any specialty facility, such as an observatory, lodging, broadcasting facilities, luncheon club, athletic or recreational club, child care facility, auditorium, cafeteria or dining facility, conference center or similar facilities (but nothing contained herein shall be deemed to limit Landlord's right to collect any charges from Tenant in respect of the use of any such facility or the operating and maintenance costs thereof in the event that Tenant shall have the right to use any such facility pursuant to a separate agreement between Landlord and Tenant);

          (22) any interest, fine, penalty or other late charges payable by Landlord, incurred as a result of late payments of any nature, including interest owed or credited to Tenant after the resolution of a dispute, except to the extent such interest, fine, penalty or other late charge was incurred with respect to a payment, part or all of which was the responsibility of Tenant hereunder, and which Tenant did not make in a timely fashion or at all;

          (23) expenses incurred by Landlord or the Board of Managers, if and to the extent such expenses are incurred for the benefit of any retail tenants in the Building;

          (24) any compensation paid to clerks, attendants or other persons in commercial concessions or any parking facility located in the Unit or the Building operated by Landlord or the Board of Managers;

          (25) costs incurred by Landlord or the Board of Managers which result from Landlord's or any tenant's breach of a lease (including this lease) or Landlord's or the Board of Managers' tortious or negligent conduct;

          (26) the cost of operating the entity that constitutes Landlord or the Board of Managers (in contradistinction to the costs of operating and maintaining the Unit and the Common Elements), including accounting fees, legal fees and any costs incurred by Landlord or the Board of Managers in disputes with (a) the Building employees, or (b) third parties employed by Landlord or the Board of Managers that are not engaged in Building operations, or (c) any Superior Mortgagee (except to the extent that actions of any tenant may be in issue);

          (27)  costs of Landlord's charitable and political contributions;

          (28) costs to comply with any existing violation of Legal Requirements or insurance requirements in effect on the date hereof, or to correct any condition that would constitute a Landlord misrepresentation under this lease;

          (29) amounts received by Landlord under any warranties to the extent such amounts are reimbursement for expenses which were previously included in Operating Expenses hereunder;

          (30) lease takeover costs incurred by Landlord in connection with leases in the Unit or the Building;

          (31) the cost of any expansions of the Unit or the Building and any Operating Expenses attributable to any such expansion of the Unit or the Building (provided that the parties agree that there shall not be any adjustment of Tenant's Share to take into account any such expansion);

          (32) damages and attorneys' fees and disbursements and any other costs in connection with any proceeding, judgment, settlement or arbitration award resulting from any liability of Landlord and fines or penalties [except for fines or penalties relating to minor, common infractions (such as sidewalk violations) to the extent that an appropriate amount was included in the Base Operating Amount for fines or penalties relating to minor, common infractions (such as sidewalk violations)] to the extent any of the same are due to, or arise from, Landlord's or the Board of Managers' gross negligence (but for purposes of fines and penalties, negligence) or willful misconduct, including deductibles under any insurance policies covering such liabilities;

          (33) insurance premiums, but only if and to the extent that Landlord is specifically entitled to be reimbursed therefor by Tenant pursuant to this lease (other than pursuant to this Article 3) or by any other tenant or other occupant of the Unit or the Building pursuant to its lease (other than pursuant to an operating expenses escalation clause contained therein);

          (34) costs and expenses incurred by Landlord in connection with any obligation of Landlord to indemnify any tenant or occupant of the Unit or the Building (including Tenant) pursuant to its lease or otherwise;

          (35) costs incurred with respect to removal or encapsulation or other treatment of Hazardous Materials (unless such Hazardous Materials were introduced to the Building by Tenant or anyone claiming by through or under Tenant), but excepting costs of normal and customary testing and monitoring;

          (36)  any rent loss or reserves for bad debts or rent loss;

          (37) the rental cost of items which (if purchased) would be capitalized and excluded from Operating Expenses pursuant to the terms of this lease;

          (38) common expenses of the Condominium, if and to the extent that such common expenses duplicate or are in excess of amounts otherwise properly includable in Operating Expenses in accordance with the terms and conditions of this lease (I.E., the determination of whether and to what extent an item of expense is includable as an Operating Expense in accordance with the terms and conditions of this lease shall be made without regard to whether the amount of such item is payable by Landlord as part of common charges or directly to a third party);

          (39) costs expressly excluded from Operating Expenses by any other provision of this lease;

          (40) costs, if any, of providing services to The Citigroup Center Condominium (which condominium is comprised of those buildings and/or units known as Citigroup Center, located at 153 East 53rd Street, New York, New York); and

          (41) all costs in connection with that certain Grant of Easement by and between the Board of Managers of the 399 Park Avenue Condominium, as grantor, and BP/CGCenter I LLC and BP/CGCenter II LLC, collectively, as grantee, dated as of April 25, 2001 and recorded at Reel 3279, Page 1969, in the Office of the Register of the City of New York, New York County.

No item of expense shall be counted more than once either as an inclusion in or an exclusion from Operating Expenses (including without limitation by reason of any potential duplication of functions, if any, performed both by employees of Landlord and by employees of the Condominium), and any expense which should be allocated, in accordance with GAAP between the Unit and the Common Elements, on the one hand, and any other property owned by Landlord or a Landlord's Affiliate, on the other hand, shall be properly allocated in accordance therewith.

                 (f) "OPERATING YEAR" shall mean each calendar year in which occurs any part of the term of this lease following the end of the Base Operating Year.

                 (g) "REAL PROPERTY" shall mean, collectively, the Building (together with all personal property of Landlord, the Board of Managers or any other owner of any condominium unit in the Building, located therein and used in connection with the operation, repair and maintenance of the Real Property (excluding fine art) and all fixtures, facilities, machinery and equipment used in the operation thereof, including, but not limited to, all cables, fans, pumps, boilers, heating and cooling equipment, wiring and electrical fixtures and metering, control and distribution equipment, component parts of the HVAC, electrical, plumbing, elevator and any life or property protection systems (including, without limitation, sprinkler systems), window washing equipment and snow removal equipment), the Land, any property beneath the Land, the curbs, sidewalks and plazas on and/or immediately adjoining the Land, and all easements, air rights, development rights and other appurtenances benefiting the Building or the Land or both the Land and the Building, PROVIDED, HOWEVER, that the foregoing shall not be construed to prevent Landlord from including in Operating Expenses in accordance with the applicable provisions of this Article 3 any costs incurred by or on behalf of Landlord with respect to actions taken or items installed, maintained, repaired or operated under the Land (such as pipes and conduits) in connection with the operation, repair or maintenance of the Real Property.

                 (h) "TAXES" shall mean (i) the real estate taxes, vault taxes, assessments and special assessments, and business improvement district or similar charges levied, assessed or imposed upon or with respect to the Unit, by any federal, state, municipal or other governments or governmental bodies or authorities, (ii) all taxes assessed or imposed with respect to the rentals payable hereunder other than general income and gross receipts taxes and (iii) Landlord's share of any items of the nature of those described in clauses (i) and (ii) above which are imposed separately upon the Common Elements or the Condominium. If at any time during the term of this lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate, there shall be levied, assessed or imposed (A) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (B) any other such additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof; PROVIDED, HOWEVER, that any such taxes, assessments, levies, fees, impositions, fees or charges which are "in addition to" (as opposed to "in lieu of" or "as a substitute for") taxes otherwise includable in this definition of Taxes shall only be deemed Taxes if such amounts, from and after the time of their imposition, shall generally be treated as Taxes in other leases entered into by Landlord and by landlords of Comparable Buildings with tenants leasing in excess of 100,000 rentable square feet. Any dispute between Landlord and Tenant as to whether any taxes, assessments, levies, fees, impositions or charges should be included in Taxes as amounts which are includable on the basis that they are "in addition to" Taxes in accordance with the proviso at the end of the immediately preceding sentence shall be determined by expedited arbitration in accordance with the provisions of Article 39 below. Notwithstanding anything to the contrary contained herein, the term "Taxes" shall exclude any taxes imposed in connection with a transfer of the Unit or any refinancing thereof, and shall further exclude any net income, franchise or "value added" tax, inheritance tax or estate tax imposed or constituting a lien upon Landlord or all or any part of the Unit or the Land, except to the extent that any of the foregoing are hereafter assessed against owners or lessors of real property in their capacity as such (as opposed to any such taxes which are of general applicability) in lieu of, or as an addition to (subject to the provisions of the second sentence of this Section 3.01(h)) or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate. Notwithstanding anything to the contrary contained in this lease, if an assessed valuation of the Unit shall include an assessed valuation amount allocable to an addition of new space in the Unit (in which case, the parties agree that there shall not be an adjustment of Tenant's Share to take into account such additional area of the Unit), or to an addition of an amenity in the Unit which is not available for the use or benefit of Tenant, in either case made after the date of this lease, then the computation of Taxes shall not include any amount which would otherwise constitute Taxes payable by reason of the addition of such new space or amenity, as the case may be.

                 (i) "TAX YEAR" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease, or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                 (j) "TENANT'S SHARE" shall mean the fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the Premises and the denominator of which shall be 1,147,606. For so long as the Premises shall be deemed to contain 657,832 rentable square feet, Tenant's Share shall mean 57.32%, comprised as follows:

                 2nd floor                                    7.94%
                 3rd floor                                    8.25%
                 4th floor                                    8.25%
                 7th floor                                    6.26%

                 10th floor                                   5.19%
                 12th floor                                   5.19%
                 13th floor                                   1.28%
                 14th floor                                   1.94%
                 Mezzanine                                    2.27%
                 Basement Level A Premises                    3.58%
                 Basement Level B Premises                    3.56%
                 Basement Level C Premises                    3.60%

          3.02.  (a)    If Taxes payable for any Tax Year, any part of which
shall occur during the term of this lease, shall exceed the Base Tax Amount, Tenant shall pay to Landlord as Additional Charges for such Tax Year an amount (herein called the "TAX PAYMENT") equal to Tenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax Amount; provided, however, that Tenant shall not be obligated to make any Tax Payments for any period prior to October 1, 2003. The Tax Payment for each Tax Year shall be due and payable in installments in the same manner that Taxes for such Tax Year are due and payable by Landlord to the City of New York. Tenant shall pay Tenant's Share of each such installment within thirty (30) days after the rendering of a statement therefor by Landlord to Tenant, which statement shall be rendered by Landlord so as to require Tenant's Share of Taxes to be paid by Tenant ten (10) days prior to the date such Taxes first become due to the taxing authority. The statement to be rendered by Landlord shall set forth in reasonable detail the computation of Tenant's Share of the particular installment(s) being billed and shall include a copy of the tax bill from the taxing authorities relevant to the computation of Tenant's Tax Payment. If there shall be any increase in the Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year, the Tax Payment for such Tax Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance herewith. If during the term of this lease, Taxes are required to be paid to the appropriate taxing authorities in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Landlord's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least ten (10) days prior to the date payments are due to the taxing authorities.

                 (b) If Landlord shall receive a refund of Taxes for any Tax Year, Landlord shall, at Tenant's option, either pay to Tenant, or credit against subsequent Fixed Rent and Additional Charges under this lease, Tenant's Share of the net refund (after deducting from such total refund the reasonable and out-of-pocket costs and expenses, including, but not limited to, appraisal, accounting and legal fees of obtaining the same, or Landlord's share of such reasonable and out-of-pocket costs and expenses incurred by the Board of Managers, as the case may be, to the extent that such costs and expenses were not theretofore collected from Tenant for such Tax Year) and Landlord shall promptly notify Tenant of the amount of Tenant's Share of such net refund inclusive of Tenant's Share of any interest thereon received by Landlord and shall promptly credit or refund such amount within thirty (30) days to Tenant (as Tenant shall elect); PROVIDED, HOWEVER, such payment or credit to Tenant shall in no event exceed Tenant's Tax Payment plus any such interest allocable to such Tenant's Tax Payment paid for such Tax Year to which such refund applies.

                 (c) Landlord shall, with respect to each Tax Year, initiate and pursue in good faith an application and proceeding seeking a reduction in Taxes or the assessed valuation of the Unit (a "CERTIORARI APPLICATION") to the extent that doing so would be reasonable and customary for landlords of Comparable Buildings for the Tax Year in question; PROVIDED, HOWEVER, that if Landlord shall elect not to initiate and pursue a Certiorari Application for any Tax Year, not later than thirty (30) days prior to the last day on which Landlord would be entitled to initiate a Certiorari Application, Landlord shall give notice of such election (a "CERTIORARI WAIVER NOTICE") to Tenant, which notice shall contain a statement in bold type and capital letters stating "THIS IS A CERTIORARI WAIVER NOTICE" as a condition to the effectiveness thereof. Tenant shall have the right within fifteen (15) days (time being of the essence) after the giving of such Certiorari Waiver Notice to give a notice to Landlord directing Landlord to initiate and pursue a Certiorari Application (a "CERTIORARI DIRECTION NOTICE"). In the event that Tenant shall give a Certiorari Direction Notice to Landlord in accordance with the provisions of the preceding sentence, Landlord shall initiate a Certiorari Application prior to the last day on which it is entitled to initiate same and shall pursue same in good faith, provided that if, as a direct result of such Certiorari Application, the assessed valuation of the Unit for such Tax Year shall increase beyond the assessed valuation initially set by the New York City Department of Finance, Tenant will pay to Landlord, as Additional Charges hereunder, the incremental additional Taxes resulting from such increase in the assessed valuation of the Unit, together with the third-party out-of-pocket costs, if any, incurred by Landlord in connection therewith, which obligation shall survive the expiration of the term of the lease. Any dispute between the parties as to whether the filing of the Certiorari Application caused any increase in the assessed valuation of the Unit, or as to the amount of additional Taxes resulting therefrom, or as to whether any increase in Taxes continues as a result of such increase in the assessed valuation of the Unit, will be resolved by arbitration in accordance with the provisions of Article 39 hereof. In connection with any Certiorari Application relating to any Tax Year occurring during the term of this lease, Tenant shall have the right to retain, at Tenant's sole cost and expense, its own certiorari counsel (hereinafter called "TENANT'S CERTIORARI COUNSEL"), who shall have the right to consult with the counsel retained by Landlord in connection with such Certiorari Application ("LANDLORD'S CERTIORARI COUNSEL") with respect to such Certiorari Application and any proceedings in connection therewith, provided that Tenant's Certiorari Counsel shall have first executed and delivered to Landlord a confidentiality agreement in form reasonably acceptable to Landlord wherein Tenant's Certiorari Counsel shall agree to maintain in strict confidence and not to reveal to any third parties, including without limitation Tenant, any information obtained pursuant to this
Section 3.02(c) that may be designated by Landlord as proprietary except as may be required by applicable Legal Requirements or by a court of competent jurisdiction or in connection with any action or proceeding before a court of competent jurisdiction. Subject to the provisions of the preceding sentence, Landlord shall cause Landlord's Certiorari Counsel to meet with Tenant's Certiorari Counsel, to keep Tenant's Certiorari Counsel advised as to the status of the Certiorari Application(s) in question and the strategies employed or to be employed by Landlord and Landlord's Certiorari Counsel in connection therewith, and Landlord and Landlord's Certiorari Counsel shall consider any recommendations of Tenant's Certiorari Counsel with respect to such Certiorari Application(s), but in no event shall Landlord or Landlord's Certiorari Counsel be obligated to follow any such recommendations. Tenant's Certiorari Counsel shall have the right to attend meetings, but shall not participate in meetings, between Landlord and/or Landlord's Certiorari Counsel and the New York City Department of Finance Assessor's Office with respect to any such Certiorari Applications. Notwithstanding anything to the contrary set forth in this Section 3.02(c), Landlord shall have the right to settle any and all certiorari proceedings with respect to the Unit, provided that Tenant shall not have incurred any increased liability or costs occasioned by the giving of the Certiorari Direction Notice, in which aforesaid event, Landlord shall only have the right to settle with the consent of Tenant, which consent shall not be unreasonably withheld, conditioned, or delayed, and Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Taxes or to bring any application or proceeding seeking a reduction in Taxes or assessed valuation or otherwise challenging the determination thereof; PROVIDED, HOWEVER, that in connection with any Certiorari Application filed by Landlord as the result of the giving by Tenant of a Certiorari Direction Notice with respect to which Tenant withholds its consent to a settlement in accordance with the foregoing provisions of this sentence, Tenant shall have the right, upon written notice given to Landlord not less than thirty (30) days prior to the last date for filing same, to require Landlord to file a judicial proceeding for judicial review of the applicable Certiorari Application (herein called a "TENANT REQUIRED JUDICIAL PROCEEDING"). In the event that Tenant requires Landlord to file a Tenant Required Judicial
Proceeding: (i) such Tenant Required Judicial Proceeding shall be prosecuted by Landlord's Certiorari Counsel and (ii) if, as a result of such Tenant Required Judicial Proceeding, the assessed valuation of the Unit for such Tax Year shall increase beyond the assessed valuation initially set by the New York City Department of Finance, Tenant shall pay to Landlord, as Additional Charges hereunder, the incremental additional Taxes resulting from such increase in the assessed valuation of the Unit and (iii) Tenant shall pay to Landlord the third-party out-of-pocket costs, if any, incurred by Landlord in connection with such Tenant Required Judicial Proceeding, which obligations shall survive the expiration of the term of the lease.

                 (d) The benefit of any discount for the early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Taxes.

                 (e) In respect of any Tax Year which begins prior to the Commencement Date or terminates after the Expiration Date, the Tax Payment in respect of such Tax Year or tax refund pursuant to Section 3.02(b) above therefor shall be prorated to correspond to that portion of such Tax Year occurring after the Commencement Date and prior to the Expiration Date.

                 (f) If the Taxes for the Tax Years commencing July 1, 2002 and/or July 1, 2003 are reduced as a result of an appropriate proceeding or otherwise, the Base Tax Amount shall, nonetheless, not be reduced and shall be and remain throughout the term of this lease the sum of seventy-five percent (75%) of the Taxes initially determined by the taxing authority for the Tax Year commencing on July 1, 2002 and twenty-five percent (25%) of the Taxes initially determined by the taxing authority for the Tax Year commencing on July 1, 2003.

                 (g) Tenant shall pay to Landlord within thirty (30) days after Landlord submits a bill therefor, together with reasonable documentation thereof, Tenant's Share of any reasonable out-of-pocket expenses incurred by Landlord in contesting any items comprising Taxes and/or the assessed value of the Unit, except to the extent, if any, that such expenses shall have already been deducted by Landlord from a tax refund pursuant to Section 3.02(b) above or included in Operating Expenses pursuant to Section 3.01(e) hereof.

          3.03.  (a)    For each Operating Year, subsequent to the Base
Operating Year, any part of which shall occur during the term of this lease, Tenant shall pay an amount (herein called the "OPERATING PAYMENT") equal to the sum of Tenant's Share of the amount by which the Operating Expenses for such Operating Year exceed the Operating Expenses for the Base Operating Year; PROVIDED, HOWEVER, that Tenant shall not be obligated to make any Operating Payments for any period prior to January 1, 2004.

                 (b)    If during the Base Operating Year or any Operating Year
(i) any rentable space in the Unit shall be vacant or unoccupied, and/or (ii) the tenant or occupant of any space in the Unit or the Building (as applicable, and consistently applied) undertook to perform work or services therein in lieu of having Landlord (or Landlord's Affiliates) or the Board of Managers perform the same and the cost thereof would have been included in Operating Expenses, then, in any such event(s), the Operating Expenses for such period which would vary with the percentages of occupancy of the Unit or the percentages of tenants or occupants for which work or services are performed by Landlord (or Landlord's Affiliates) or the Board of Managers shall be reasonably adjusted to reflect as closely as possible the variable Operating Expenses that actually would have been incurred if such space had been occupied or if Landlord (or Landlord's Affiliates) or the Board of Managers had performed such work or services, as the case may be. By way of example, if during an Operating Year fifty (50%) percent of the rentable space in the Unit were vacant and as a result thereof Landlord's actual cost of providing base building cleaning to rentable space in the Unit were reduced by forty

(40%) rather than fifty (50%) percent due to economies of scale or for any other reason, then the line item for base building cleaning provided to rentable space in the Unit for such Operating Year would be increased by the same forty (40%) percent, rather than fifty (50%) percent, to reflect as closely as possible the variable Operating Expenses that actually would have been incurred if such space had been occupied.

                 (c) Landlord may furnish to Tenant, prior to the commencement of each Operating Year a written statement setting forth in reasonable line-item detail Landlord's reasonable estimate of the Operating Payment for such Operating Year. In the event that such estimate of the Operating Payment reflects an increase in total Operating Expenses for the Unit and the Common Elements of more than three (3%) percent in excess of the total Operating Expenses for the previous calendar year, such estimate shall be accompanied by a reasonably detailed explanation of such increase. In the event that Tenant disputes an estimate of the Operating Payment which reflects an increase in total Operating Expenses for the Unit or the Common Elements of more than three (3%) percent in excess of the total Operating Expenses for the previous calendar year, Tenant shall have the right to challenge such estimate substantially in the manner set forth in Section 3.03(e) below. Tenant shall pay to Landlord on the first day of each month during the Operating Year in which the Operating Payment will be due, an amount equal to one-twelfth (1/12th) of such estimate of the Operating Payment for such Operating Year. If, however, Landlord shall not furnish any such estimate for an Operating Year or if Landlord shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Article 3 in respect of the last month of the preceding Operating Year; (ii) after such estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the installments of the Operating Payment previously made for such Operating Year were greater or less than the installments of the Operating Payment to be made for the Operating Year in which the Operating Payment will be due in accordance with such estimate, and (A) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (B) if there shall have been an overpayment, Landlord shall within thirty (30) days of such notice refund to Tenant the amount thereof, failing which any unpaid amount shall bear interest at the Interest Rate from the thirty-first (31st) day after such notice until such amount is paid to Tenant; and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout the remainder of such Operating Year Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown on such estimate. Landlord may, during each Operating Year, furnish to Tenant a revised statement of Landlord's reasonable estimate of the Operating Payment for such Operating Year, and in such case, the Operating Payment for such Operating Year shall be adjusted and paid or refunded or credited as the case may be, substantially in the same manner as provided in the preceding sentence (with Tenant having the right to dispute any increase of more than three (3%) percent as provided above).

                 (d) Landlord shall furnish to Tenant a Landlord's Statement for each Operating Year (and shall use reasonable efforts to do so within ninety
(90) days after the end of each Operating Year). Such statement shall be in the form attached to this lease as EXHIBIT N and shall set forth in reasonable line-item detail the Operating Expenses for such Operating Year. If the Landlord's Statement shall show that the sums paid by Tenant, if any, under
Section 3.03(c) hereof exceeded the Operating Payment to be paid by Tenant for the Operating Year for which such Landlord's Statement is furnished, Landlord shall refund to Tenant the amount of such excess within thirty (30) days; and if the Landlord's Statement for such Operating Year shall show that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operating Year, Tenant shall pay the amount of such deficiency within thirty (30) days after demand therefor, failing which any unpaid amount shall bear interest at the Interest Rate from the thirty-first (31st) day after such demand until such amount is paid to Tenant.

                 (e)    (i)     Tenant, upon reasonable notice given within one
hundred fifty (150) days of the receipt of such Landlord's Statement, may elect to have Tenant's designated (in such notice) Audit Representative examine such of Landlord's books and records (collectively "RECORDS") as are directly relevant to the Landlord's Statement in question, together with reasonable supporting data therefor. Landlord hereby agrees to maintain and preserve Landlord's Records with respect to each Operating Year for a period of at least five (5) years following the delivery of the Landlord's Statement with respect thereto. In making such examination, Tenant agrees, and shall cause its Audit Representative to agree, to keep confidential (A) any and all information contained in such Records and (B) the circumstances and details pertaining to such examination and any dispute or settlement between Landlord and Tenant arising out of such examination, except as may be required (1) by applicable Legal Requirements or (2) by a court of competent jurisdiction or arbitrator or in connection with any action or proceeding before a court of competent jurisdiction or arbitrator, or (3) to Tenant's attorneys, accountants and other professionals in connection with any dispute between Landlord and Tenant; and Tenant will confirm and cause its Audit Representative to confirm such agreement in a separate written agreement, if requested by Landlord. If Tenant shall not give such notice within such one hundred fifty (150) day period, then the Landlord's Statement as furnished by Landlord shall be conclusive and binding upon Tenant. Tenant shall, at Tenant's expense, have the right to obtain copies and/or make abstracts of the Records as it may request in connection with its verification of any such Landlord's Statement, subject to the foregoing confidentiality provisions. For purposes hereof, the term "AUDIT REPRESENTATIVE" shall mean either (x) a firm of Certified Public Accountants licensed to do business in the State of New York and having not less than ten (10) partners, principals or members, (y) an employee of Tenant or (z) a locally-recognized professional having not less than ten (10) years of expertise in reviewing and/or auditing operating expense statements of first-class office buildings in midtown Manhattan. Notwithstanding anything to the contrary contained herein, if and only if any examination pursuant to this Section 3.03(e) results in a finding of a Significant Discrepancy with respect to any Particular Item of Operating Expenses, Tenant, upon reasonable prior notice given within thirty
(30) days after such finding, may elect (or cause its representative) to examine or re-examine such Records as are directly relevant to such Particular Item as included in the Operating Statements for the prior five (5) years during the term of this lease, as required pursuant to this Section 3.03(e). If Tenant shall not give timely notice under this Section 3.03(e) with respect to any finding of a Significant Discrepancy it shall be deemed to have waived its right of examination under this Section 3.03(e) with respect thereto. For purposes hereof:

                 (aa) A finding of a "SIGNIFICANT DISCREPANCY" shall be deemed to have been made with respect to a Particular Item only if it is determined pursuant to an arbitration conducted in accordance with the provisions of Article 39 hereof, that the Particular Item in question was fraudulently included by Landlord in Operating Expenses.

                 (bb) The term "PARTICULAR ITEM" shall mean a discrete item or sub-item of an Operating Expense and shall be construed narrowly. Thus, for example, if it is determined pursuant to an arbitration conducted in accordance with the provisions of Article 39 hereof, that in computing the amount of labor savings from the installation of an automatic elevator Landlord has fraudulently included an excessive amount in respect of vacation pay, the Particular Item for purposes hereof shall be deemed to be the fraudulent inclusion of such excessive amount of vacation pay in the computation of cost savings resulting from the installation of such automatic elevator, and not any broader item, such as the entire calculation of cost savings resulting from the installation of such automatic elevator.

                        (ii) In the event that Tenant, after having reasonable opportunity to examine the Records (but in no event more than ninety (90) days from the date on which the Records are made available to Tenant unless Tenant is delayed by Landlord in commencing or prosecuting such examination, in which case such ninety (90) day period shall be extended by one (1) day for each day of such delay caused by Landlord), shall disagree with the Landlord's Statement, then Tenant may send a written notice ("TENANT'S STATEMENT") to Landlord of such disagreement, specifying the basis for Tenant's disagreement. Landlord and Tenant shall attempt to adjust such disagreement. If they are unable to do so within thirty (30) days, Landlord and Tenant shall designate a Certified Public Accountant (the "ARBITER") whose determination made in accordance with this
     Section 3.03(e)(ii) shall be binding upon the parties including, without limitation, if the Arbiter determines that the Operating Payment should be lower than the amount determined by Tenant or higher than the amount determined by Landlord. If the Arbiter shall determine that the amount charged by Landlord as the

     Operating Payment does not exceed the actual Operating Payment by more than five (5%) percent, then Tenant shall pay the cost of the Arbiter; otherwise, Landlord shall pay the cost of the Arbiter. If the Arbiter shall determine that the amount charged by Landlord as the Operating Payment exceeds the actual Operating Payment by more than five (5%) percent, then Landlord shall pay the cost of Tenant's Audit Representative (unless Tenant's Audit Representative is an employee of Tenant) in connection with such examination of the Records and arbitration proceeding, not to exceed an amount equal to twenty-five (25%) percent of any refund determined to be due to Tenant by the Arbiter. The Arbiter shall be a member of an independent certified public accounting firm having at least ten (10) accounting professionals and having at least ten (10) years of experience in commercial real estate accounting and, in particular, office building operating expense statements. In the event that Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within thirty (30) days after receipt of notice from the other party requesting agreement as to the designation of the Arbiter, which notice shall contain the names and addresses of two or more Certified Public Accountants meeting the same qualifications set forth in the preceding sentence with respect to the Arbiter who are acceptable to the party sending such notice (any one of whom, if acceptable to the party receiving such notice as shall be evidenced by notice given by the receiving party to the other party within such thirty (30) day period, shall be the agreed upon Arbiter), then either party shall have the right to request the American Arbitration Association (herein called the "AAA") (or any organization which is the successor thereto) to designate as the Arbiter a Certified Public Accountant meeting such qualifications and whose determination made in accordance with this
     Section 3.03(e)(ii) shall be conclusive and binding upon the parties, and the cost charged by the AAA (or any organization which is the successor thereto) for designating such Arbiter shall be borne by the party that is responsible for the cost of the Arbiter in accordance with the preceding provisions of this Section 3.03(e)(ii). In rendering such determination such Arbiter shall not add to, subtract from or otherwise modify the provisions of this lease. Notwithstanding the foregoing provisions of this section, Tenant, pending the resolution of any contest pursuant to the terms hereof, shall continue to pay all sums as determined to be due in the first instance by such Landlord's Statement and upon the resolution of such contest, suitable adjustment shall be made in accordance therewith with appropriate payment to be made to Landlord by Tenant or refund to be made by Landlord to Tenant (or credit allowed Tenant against Fixed Rent and Additional Charges becoming due) if required thereby, including, in either case, interest at an annual rate equal to the Interest Rate.

          3.04.  (a)    In any case provided in this Article 3 in which Tenant
is entitled to a refund, Landlord may, in lieu of allowing such refund, credit against the next due installments of Fixed Rent and Additional Charges any amounts to which Tenant shall be entitled. Nothing in this Article 3 shall be construed so as to result in a decrease in the Fixed Rent hereunder. If this lease shall expire before any such credit shall have been fully applied, then (provided Tenant is not in default hereunder beyond any applicable notice and grace periods) Landlord shall refund to Tenant the unapplied balance of such credit within thirty (30) days of the expiration or termination date.

                 (b) Subject to the last sentence of Section 3.05 hereof, the expiration or termination of this lease during any Tax Year or Operating Year (for any part or all of which there is a Tax Payment or Operating Payment under this Article 3) shall not affect the rights or obligations of the parties hereto respecting such payment and any Landlord's Statement or tax bill, as the case may be, relating to such payment may be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Landlord's Statement or tax bill, as the case may be, shall be payable within thirty (30) days after such statement or bill is sent to Tenant.

          3.05. Subject to the further provisions of this Section 3.05, Landlord's failure to render or delay in rendering a Landlord's Statement with respect to any Operating Year or any component of the Operating Payment shall not prejudice Landlord's right to thereafter render a Landlord's Statement with respect to any such Operating Year or any such component, nor shall the rendering of a Landlord's Statement for any Operating Year prejudice Landlord's right to thereafter render a corrected Landlord's Statement for such Operating Year. Subject to the further provisions of this Section 3.05, Landlord's failure to render or delay in rendering a bill with respect to any installment of Taxes shall not prejudice Landlord's right to thereafter render such a bill for such installment, nor shall the rendering of a bill for any installment prejudice Landlord's right to thereafter render a corrected bill for such installment. Notwithstanding anything to the contrary contained in this lease, in the event Landlord fails to give a Landlord's Statement for Operating Expenses (or a corrected Landlord's Statement) or a bill for Taxes (or a corrected bill) to Tenant for any Tax Year or Operating Year, as the case may be, on or before the date which is two (2) years after the last day of the Tax Year to which such bill for Taxes applies or the Operating Year to which such Landlord's Statement applies, as applicable, then Landlord shall be deemed to have waived the payment of any then unpaid Additional Charges which would have been due pursuant to said Landlord's Statement or bill for Taxes, as the case may be.

          3.06. In respect of any Operating Year which begins prior to the Commencement Date or terminates after the Expiration Date, the Operating Payment in respect of such Operating Year shall be prorated accordingly.

                                    ARTICLE 4

                                   CONDOMINIUM

          4.01. As used in this lease, the following terms shall have the following meanings:

                 (a) "CONDOMINIUM DOCUMENTS" shall mean the Declaration, the By-Laws, the Building Rules and Regulations and the Building Standards, as each of the same may be amended, restated, supplemented or otherwise modified from time to time;

                 (b) "DECLARATION" shall mean that certain Second Amended and Restated Declaration of Condominium dated as of January 1, 1995 and recorded in the Office of the Register of The City of New York on October 2, 1997 in Reel 2502 at Page 0334, as the same may be further amended, restated, supplemented or otherwise modified from time to time;

                 (c) "BY-LAWS" shall mean the By-Laws of the Condominium, as the same may be amended, restated, supplemented or otherwise modified from time to time; PROVIDED, HOWEVER, that Tenant shall not be subject, subordinate or bound by any provision of the By-Laws in effect as of the date hereof, or any provision of any future amendment, restatement, supplement or modification of or to the By-Laws, in either case which would increase Tenant's obligations or liabilities or decrease or otherwise adversely affect Tenant's rights under this lease or under any amendment or modification of this lease entered into at a time when Landlord owns all of the units of the Condominium;

                 (d) "BUILDING STANDARDS" shall mean the building standards for the Building annexed hereto as EXHIBIT E, and as the same may be amended from time to time as set forth in Section 11.04 hereof provided that no such amendment shall impose additional obligations or liabilities upon Tenant or decrease Tenant's rights under this lease unless landlords of Comparable Buildings have adopted comparable procedures or standards or decrease the obligations of Landlord under this lease; and

                 (e) "BOARD OF MANAGERS" shall have the meaning set forth in the Condominium Documents.

          4.02. Subject to the provisions of the Board SNDA Agreement (herein called the "BOARD SNDA AGREEMENT") annexed hereto as EXHIBIT H, this lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to the Condominium Documents and all amendments and modifications thereof, provided that except as set forth in Article 10 ("RULES AND REGULATIONS") hereof, no such amendment or modification shall decrease or otherwise affect Tenant's rights under this lease (other than to a DE MINIMIS degree) or increase Tenant's obligations or liabilities under this lease or under any amendment, modification or renewal of this lease or decrease Landlord's obligations or liabilities under this lease. As more particularly set forth in the Board SNDA Agreement, in the event of any inconsistency between the provisions of (i) this lease or any amendment, modification or renewal of this lease and (ii) the provisions of the Condominium Documents in effect as of the date hereof, or any provision of any future amendment, restatement, supplement or modification of the Condominium Documents, the provisions of this lease or any such amendment, modification or renewal of this lease shall govern. The provisions of this Section 4.02 shall be conditioned upon the execution and delivery by and between Tenant and the Board of Managers of the Board SNDA Agreement.

          4.03. Subject to the foregoing provisions of Section 4.02 hereof, Tenant acknowledges that wherever any provision of this lease grants certain rights to Landlord, the Board of Managers may be entitled to certain corresponding rights pursuant to the Condominium Documents, and that, although the parties have endeavored to include all necessary references to the rights of the Board of Managers throughout this lease, with respect to any provisions that do not expressly reflect such rights, such rights shall be inferred as the context requires, provided that the effect of such inference shall not be to decrease or otherwise adversely affect Tenant's rights under this lease or increase Tenant's obligations or liabilities under this lease, it being the agreement of the parties that Tenant's rights and obligations under this lease shall not be affected in any way by reason of the condominiumization of the Building pursuant to the Condominium Documents. In the event that Tenant shall dispute the existence of any rights on behalf of the Condominium pursuant to the Condominium Documents, such dispute shall be resolved by expedited arbitration pursuant to Article 39 hereof.

          4.04. If, at any time during the term of this lease, the Building shall no longer be owned in a condominium form of ownership, this lease shall remain in full force and effect, Tenant shall continue to pay rents, Landlord and Tenant shall perform their respective obligations hereunder, and for purposes of calculating Tenant's Tax Payments and Operating Payments payable hereunder, the following provisions shall apply, it being the intent and agreement of the parties hereto that the cessation of the condominium form of ownership shall not result in any increase in Tenant's Tax Payments or Operating
Payments:

                 (a) "TENANT'S SHARE," as set forth in Section 3.01(j) hereof, shall NOT be revised (I.E., Tenant's Share shall continue to be computed using as the denominator the number of rentable square feet contained in the Unit as of the date of this lease);

                 (b) The "BASE OPERATING AMOUNT," as defined in Section 3.01(a) hereof, shall not be recalculated;

                 (c) The "BASE TAX AMOUNT," as defined in Section 3.01(c) hereof, shall not be recalculated;


                 (d) The term "OPERATING EXPENSES" set forth in Section 3.01(e) hereof shall be deemed to refer only to the Operating Expenses incurred by Landlord which are properly attributable to the portion of the Building which constitutes the Unit as of the date of this lease, notwithstanding the fact that Landlord will be incurring Operating Expenses with respect to the Building as a whole, and any dispute between Landlord and Tenant in connection with such proper attribution and the resulting amount of Tenant's Operating Payment to be paid by Tenant to Landlord shall be resolved by arbitration in the manner set forth in Section 3.03(e)(ii) hereof; and

                 (e) The definition of "TAXES" set forth in Section 3.01(h) hereof shall be deemed to refer only to the portion of Taxes incurred by Landlord with respect to the Real Property as a whole which are properly attributable to the portion of the Building which constitutes the Unit as of the date of this lease, notwithstanding the fact that Landlord will be incurring Taxes with respect to the Real Property as a whole, and any dispute between Landlord and Tenant in connection with such proper attribution and the resulting amount of Tenant's Tax Payment to be paid by Tenant to Landlord shall be resolved by arbitration substantially in the manner set forth in Section 3.03(e)(ii) hereof.

Tenant, pending the resolution of any contest pursuant to the terms of this
Article 4 regarding the appropriate amount of Tenant's Operating Payment or Tenant's Tax Payment, shall pay to Landlord the sum of (i) Tenant's version of the appropriate amount of Tenant's Operating Payment or Tenant's Tax Payment, as the case may be, plus (ii) fifty (50%) percent of the difference between Landlord's and Tenant's versions of the appropriate amount of Tenant's Operating Payment or Tenant's Tax Payment, as the case may be, and upon the resolution of such contest, suitable adjustment shall be made in accordance therewith with appropriate payment to be made to Landlord by Tenant or refund to be made by Landlord to Tenant (or credit allowed Tenant against Fixed Rent and Additional Charges becoming due) if required thereby, including, in either case, interest at an annual rate equal to the Interest Rate.

If either party reasonably believes that it is necessary to clarify the terms of this lease as a result of such conversion in the form of ownership of the Building, Landlord and Tenant shall promptly execute an agreement clarifying their respective obligations under this lease; PROVIDED, HOWEVER, that neither party shall be required to execute any such instrument which would diminish or detract from the rights of such party or expand or enhance the obligations of such party, in either case under this lease, including the first sentence of this Section 4.04. Subject to the foregoing, such agreement shall reflect the change in the form of ownership and amend the lease accordingly, redacting terminology relating to condominium ownership.

          4.05. Landlord covenants and agrees that Landlord and its successors and assigns shall throughout the term of this lease duly perform and observe all of the terms, provisions and conditions of the Condominium Agreement on its part to observe and perform which affect this lease or any of Tenant's rights, obligations and/or liabilities under this lease.

          4.06. As a material inducement to Tenant to enter into this lease, for so long as Tenant meets the Signage Occupancy Requirement Tenant shall have the right to observe official meetings of the Board of Managers and Landlord shall give Tenant reasonable prior notice of each such meeting.

                                    ARTICLE 5

            SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES

          5.01. Subject to the provisions of any Conforming SNDA between Tenant and any Superior Party, this lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases of the Land and/or the Unit and/or the Building and/or that portion of the Unit or the Building of which the Premises are a part, now or hereafter existing and to all mortgages which may now or hereafter affect the Land and/or the Unit and/or the Building and/or that portion of the Unit or the Building of which the Premises are a part and/or any of such leases, whether or not such mortgages shall also cover other lands and/or units and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Section 5.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; provided that in no event shall such instrument decrease Tenant's rights under this lease or increase Tenant's obligations or liabilities under this lease. Any lease to which this lease is, at the time referred to, subject and subordinate is herein called "SUPERIOR LEASE" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor"; and any mortgage to which this lease is, at the time referred to, subject and subordinate is herein called "SUPERIOR MORTGAGE" and the holder of a Superior Mortgage is herein called "SUPERIOR MORTGAGEE". Each Superior Mortgagee and Superior Lessor is hereinafter sometimes called a "SUPERIOR PARTY".

          5.02.  Intentionally Omitted.

          5.03.  Intentionally Omitted.

          5.04. Landlord hereby represents and warrants that there are no existing Superior Mortgages or Superior Leases affecting the Unit or the Building as of the date of this lease.

          5.05.  (a)    With respect to any and all Superior Mortgages and
Superior Leases, the provisions of Section 5.01 hereof shall be conditioned upon the execution and delivery by and between Tenant and any such Superior Mortgagee or Superior Lessor of a subordination, non-disturbance and attornment agreement substantially in the form of EXHIBIT H-1 annexed hereto with respect to a Superior Mortgagee (herein called a "SUPERIOR MORTGAGEE SNDA AGREEMENT") or EXHIBIT H-2 annexed hereto with respect to a Superior Lessor (herein called a "SUPERIOR LESSOR SNDA AGREEMENT"), in each case with such DE MINIMIS modifications as the holder of such Superior Mortgage or Superior Lease may require in accordance with Section 5.05(b) below.

                 (b) Landlord shall cause each Superior Party, as a condition precedent to the subordination of this lease to the Superior Mortgage or Superior Lease of the Superior Party in question, to execute, acknowledge and deliver to Tenant a Superior Mortgagee SNDA Agreement or a Superior Lessor SNDA Agreement, as applicable, substantially in the form of EXHIBIT H-1 annexed hereto with respect to a Superior Mortgage or EXHIBIT H-2 annexed hereto with respect to a Superior Lease, with such DE MINIMIS modifications as the holder of such Superior Mortgage or Superior Lease shall require, provided that such modifications do not increase Tenant's obligations or liabilities or decrease or otherwise adversely affect Tenant's rights as set forth in EXHIBIT H-1 or EXHIBIT H-2 (each being herein called a "CONFORMING SNDA", which Tenant shall promptly execute and deliver to the Superior Party). Tenant agrees to execute any such Conforming SNDA and return same to Landlord within ten (10) Business Days after Landlord's written request therefor (herein called the "SNDA REQUEST"), provided that such SNDA Request is given in the manner provided in
Section 5.05(c) below, accompanied by execution copies of such Conforming SNDA. If Tenant shall fail to execute, acknowledge and return any such Conforming SNDA within such ten (10) Business Day period, Landlord shall have the right to send to Tenant a follow-up notice (herein called the "SNDA FOLLOW-UP") and, provided that such SNDA Follow-up is given in the manner provided in Section 5.05(c) below, if Tenant shall fail to execute, acknowledge and return any such Conforming SNDA within two (2) Business Days after the giving of the SNDA Follow-up, then this lease shall be subordinate to such future Superior Mortgages or future Superior Leases, as the case may be, pursuant to the terms and conditions of such Conforming SNDA, and Tenant shall be deemed to have executed and delivered such Conforming SNDA to the Superior Lessor or Superior Mortgagee requesting such execution, notwithstanding the fact that Tenant has not, in fact, executed and delivered such Conforming SNDA, unless Tenant gives notice to Landlord that the Superior Lessor SNDA Agreement or Superior Mortgagee SNDA Agreement does not meet the requirements set forth in this Section 5.05(b) at any time prior to the expiration of the two (2) Business Day period following the giving of the SNDA Follow-up, time being of the essence with respect to the giving of such notice. Any dispute by Tenant that the form of the Superior Lessor SNDA Agreement or Superior Mortgagee SNDA Agreement utilized by the Superior Lessor or the Superior Mortgagee does not meet the requirements set forth in this Section 5.05(b) shall be resolved by arbitration pursuant to
Article 39 hereof.

                 (c) In order to be effective, the SNDA Request and the SNDA Follow-up must: (i) specifically refer to the provisions of Section 5.05(b) hereof with respect to the failure of Tenant to execute, acknowledge and return any such SNDA Agreements within two (2) Business Days after the giving of the SNDA Follow-up and (ii) be given in accordance with the provisions of Section
29.01 hereof.

                                    ARTICLE 6

                                 QUIET ENJOYMENT

          6.01. So long as Tenant is not in default hereunder beyond the expiration of any applicable notice and cure periods, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this lease and to Superior Leases and Superior Mortgages. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Real Property and only so long as such interest shall continue, and thereafter Landlord shall be relieved of all liability hereunder thereafter arising and this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest, but nothing contained herein shall be deemed to relieve Landlord of any liability of Landlord which has accrued or arisen through the date on which Landlord transfers its interest in the Unit to a third party.

                                    ARTICLE 7

                      ASSIGNMENT, SUBLETTING AND MORTGAGING

          7.01. Except as otherwise provided in this lease, Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (a) assign or otherwise transfer this lease or the term and estate hereby granted,
(b) sublet the Premises or any part thereof, or (subject to the provisions of Section 7.03 hereof by Affiliates and/or Service and Business Relationship Entities) allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord (which consent Landlord shall grant or withhold in accordance with the following provisions of this
Article 7). Notwithstanding the foregoing, if Tenant's outside accounting firm or any governmental regulatory agencies shall require the use of temporary desk space within the Premises to conduct audits or other regulatory or advisory functions related to Tenant's business, the use of such portions of the Premises by such firms or agencies shall not require the consent of Landlord. Notwithstanding anything to the contrary contained herein, in no event shall a partial assignment of this lease be permitted.

          For purposes hereof, the following terms shall have the following meanings:

          "AFFILIATE" shall mean, with respect to any person or entity, any other person or entity which, directly or indirectly, controls, is controlled by, or is under common control with, the person or entity in question.

          "CITI TENANT" shall mean any tenant under this lease from time to time that is either (i) the Named Tenant, (ii) an Affiliate of the Named Tenant,
     (iii) a Corporate Successor of either the Named Tenant or an Affiliate of the Named Tenant or (iv) an Affiliate of any such Corporate Successor.

          "CONTROL" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of thirty (30%) percent or more of all the voting stock, and in case of a joint venture, partnership or limited liability company (herein called a "LLC"), or similar entity, ownership, directly or indirectly, of thirty (30%) percent or more of all the general or other partnership or membership (or similar) interests therein; in either case together with the ability to exert control over the policies and activities of such corporation or LLC. Notwithstanding the foregoing, a person or entity shall be deemed to have "control" of a public corporation if it is the largest shareholder of such corporation and owns or has voting control over not less than twenty-five (25%) percent of all of the then voting stock of such corporation.

          "CORPORATE SUCCESSOR" shall mean either (i) any corporation which is a successor to Tenant or Citibank, N.A. by merger, consolidation or reorganization or (ii) a purchaser of all or substantially all of Tenant's assets or the assets of Citibank, N.A.

          "NAMED TENANT" shall mean Citigroup Inc.

          "SERVICE AND BUSINESS RELATIONSHIP ENTITIES" shall mean (i) persons engaged in providing services to Tenant or to any Affiliate of Tenant, (ii) Tenant's (or any Affiliate's of Tenant) attorneys, consultants and other persons with which Tenant (or any Affiliate of Tenant) has a business relationship or (iii) persons which have a business function or purpose which is related, complimentary and/or supplementary to the business of Tenant or any Affiliate of Tenant, including, without limitation, any "spin-off" of a business unit of Tenant or any Affiliate of Tenant or persons with which Tenant or any Affiliate of Tenant performs cross-marketing and any persons which are subject by legal requirement to regulatory governance, supervision or administration by Tenant or any Affiliate of Tenant, in each case provided that the purpose of classifying such persons as Service and Business Relationship Entities is for a good business purpose and not to circumvent the provisions of this Article 7.

          7.02.  (a)    Notwithstanding anything to the contrary contained
herein:

                        (i) Except as provided in Section 7.02(b) hereof, if Tenant is a corporation, the provisions of clause (a) of Section 7.01 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant, or any other mechanism, such as the issuance of additional stock, a stock voting agreement or change in class(es) of stock, which results in a change of control of

     Tenant, as if such transfer of stock which results in a change of control of Tenant or other mechanism which results in a change of control of Tenant were an assignment of this lease; PROVIDED, HOWEVER, that the provisions of
     Section 7.01 shall not apply to any such transfer resulting in a change of control of Tenant or other mechanism resulting in a change of control of Tenant if immediately thereafter, (A) Tenant or any guarantor of Tenant's obligations under this lease (herein called the "TENANT GUARANTOR") has a net worth computed in accordance with GAAP that is not less than thirty
     (30) times the annual amount of Fixed Rent then payable by Tenant under this lease (herein called the "MINIMUM NET WORTH") or (B) the sum of the net worth of Tenant and the net worth of the Tenant Guarantor computed in accordance with GAAP is not less than the Minimum Net Worth and evidence reasonably satisfactory to Landlord of such Minimum Net Worth shall have been delivered to Landlord within fifteen (15) Business Days after the effective date of any such change of control.

                        (ii) Further, Tenant shall have the right, without the consent of Landlord, to assign its interest in this lease to a Corporate Successor, provided and upon condition that in either of such events

                                (A)   the principal purpose of the transaction
     which includes such assignment shall not be the acquisition of Tenant's interest in this lease,

                                (B)   after giving effect to such transaction,
     (1) any such assignee or the Tenant Guarantor of such assignee shall have a net worth computed in accordance with GAAP not less than the Minimum Net Worth or (2) the sum of the net worth of such assignee AND the net worth of the Tenant Guarantor of such assignee computed in accordance with GAAP is not less than the Minimum Net Worth, and

                                (C)   proof reasonably satisfactory to Landlord
     of such Minimum Net Worth shall have been delivered to Landlord within fifteen (15) Business Days after the effective date of any such transaction.

                        (iii) Tenant also shall have the right, upon prior notice to Landlord but without Landlord's consent, to assign this lease to any Affiliate of Tenant; provided that at the time of such assignment (A) Tenant or such Affiliate or the Tenant Guarantor has a net worth computed in accordance with GAAP not less than the Minimum Net Worth or (B) the sum of the net worth of Tenant and the net worth of such Affiliate AND the net worth of the Tenant Guarantor computed in accordance with GAAP is not less than the Minimum Net Worth and proof reasonably satisfactory to Landlord of such Minimum Net Worth shall have been delivered to Landlord within fifteen
     (15) Business Days after the effective date of any such transaction.

                        (iv) If Tenant is a partnership or joint venture or LLC or other entity, the provisions of clause (a) of Section 7.01 shall apply with respect to a transfer, by one or more transfers, of an interest in the distributions of profits and losses of such partnership, joint venture or LLC or other entity which results in a change of control of Tenant or any other mechanism, such as the creation of additional general partnership or limited partnership interests, which results in a change of control of Tenant, as if such transfer of an interest in the distributions of profits and losses which results in a change of control of Tenant or other mechanism which results in a change of control of Tenant were an assignment of this lease; PROVIDED, HOWEVER, that, in either case, the provisions of clause (a) of Section 7.01 shall not apply to any such transfer resulting in a change of control of Tenant or other mechanism resulting in a change of control of Tenant if

                                (A)   the acquisition of Tenant's interest in
     this lease is not the principal purpose of any such actions, and

                                (B)   after giving effect to such actions, (1)
     Tenant or Tenant Guarantor has a net worth computed in accordance with GAAP that is not less than the Minimum Net Worth or (2) the sum of the net worth of Tenant AND the net worth of the Tenant Guarantor computed in accordance with GAAP is not less than the Minimum Net Worth; and

                                (C)   proof reasonably satisfactory to Landlord
     of such Minimum Net Worth is delivered to Landlord within fifteen (15) Business Days after the occurrence of any such actions.

                 (b) For purposes of this Article 7, the transfer of shares of stock of Tenant shall not include (i) the sale of shares by persons which sale is effected through the "over-the-counter market" or through any recognized stock exchange, or (ii) the sale of shares in connection with a public offering of shares of Tenant.

          7.03. Nothing in this lease shall be deemed to prohibit, and each of the following shall be permitted without the need to obtain Landlord's consent and without Landlord's right of recapture pursuant to Section 7.07 hereof and without Landlord's right to a share of profit pursuant to Section 7.14 hereof:

                 (a) the simultaneous occupancy of the Premises by means of any occupancy arrangement selected by Tenant (which arrangement does not have to be in writing), or a subletting pursuant to a sublease which conforms with the requirements of Section 7.13 hereof, of all or a portion of the Premises to, one or more Tenant's Affiliates; PROVIDED, HOWEVER, that Landlord shall be given written notice thereof promptly after the effective date of any such sublease or occupancy arrangement accompanied by reasonable evidence of such affiliate relationship and a duplicate original of such sublease (if applicable). In the event that a Tenant's Affiliate which is occupying all or any part of the Premises pursuant to an assignment or a sublease no longer qualifies as a Tenant's Affiliate, then the continuation thereafter of such occupancy shall not be subject to Landlord's consent, such assignee or subtenant shall not be required to vacate the Premises, and Landlord shall not be entitled to any Assignment Profit or Sublease Profit in connection therewith. In the event that a Tenant's Affiliate is in occupancy of all or any part of the Premises but such occupancy is not pursuant to an assignment or a sublease, the continued occupancy by such entity after such entity no longer qualifies as a Tenant's Affiliate shall be deemed a transaction to which all of the terms of this Article 7 shall apply,

                 (b) an assignment of this lease arising out of the reorganization of Tenant from one form of legal entity into another form of legal entity with substantially the same beneficial ownership and net worth as Tenant, or

                 (c) the simultaneous occupancy of the Premises by means of any occupancy arrangement selected by Tenant (which arrangement does not have to be in writing), or subletting pursuant to a sublease which conforms with the requirements of Section 7.13 hereof, of a portion of the Premises to, one or more Service and Business Relationship Entities; PROVIDED, HOWEVER, that Landlord shall be given written notice thereof promptly after the effective date of such sublease or occupancy arrangement accompanied by reasonable evidence of the relationship with Tenant, and a duplicate original of such sublease (if applicable) and that such Service and Business Relationship Entities shall not occupy portions of the Premises consisting, in the aggregate, of more than ten (10%) percent of the rentable area of the Premises). In the event that a Service and Business Relationship Entity which is occupying a part of the Premises pursuant to an assignment or a sublease no longer qualifies as a Service and Business Relationship Entity, then the continuation thereafter of such occupancy shall not be subject to Landlord's consent, such assignee or subtenant shall not be required to vacate the Premises, and Landlord shall not be entitled to any Assignment Profit or Sublease Profit in connection therewith. In the event that a Service and Business Relationship Entity is in occupancy of all or any part of the Premises but such occupancy is not pursuant to an assignment or a sublease, the continued occupancy by such entity after such entity no longer qualifies as a Service and Business Relationship Entity shall be deemed a transaction to which all of the terms of this Article 7 shall apply.

Permission to Tenant's Service and Business Relationship Entities and Tenant's Affiliates to use the Premises shall not create a tenancy or any other interest in the Premises except a license revocable at will which shall cease and expire in any event automatically without notice upon the expiration or termination of this lease and all acts, omissions and operations of such Tenant's Service and Business Relationship Entities and Tenant's Affiliates shall be deemed acts, omissions and operations of Tenant.

          7.04. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after any Event of Default has occurred, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 7.01 hereof or any other provision of this lease, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

          7.05. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 7.01 hereof or without Landlord's consent pursuant to Section 7.02 hereof, shall be made only if, and shall not be effective until, the assignee (except in the case where Tenant and such assignee are the same legal entity) shall execute, acknowledge and deliver to Landlord an agreement in the form of EXHIBIT J annexed hereto whereby the assignee shall assume, from and after the effective date of such assignment (or, in the case of an entity which has purchased all or substantially all of Tenant's assets or which is a successor to Tenant by merger, acquisition, consolidation or change of control, from and after the Commencement Date) the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of this Article 7 shall, notwithstanding such assignment or transfer, continue to be binding upon such assignee in respect of all future assignments and transfers. Except in the event of a recapture by Landlord (or its designee) as set forth in Section 7.07 hereof, the Named Tenant and any subsequent assignor of this lease covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of any of the Fixed Rent and/or Additional Charges by Landlord from an assignee, transferee, or any other party, the Named Tenant (and any subsequent assignor of this lease) shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the other obligations of this lease on the part of Tenant to be performed or observed.

          7.06.  (a)    The joint and several liability of Tenant and any
immediate or remote successor in interest of Tenant and the due performance of the obligations of this lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease; provided however, that in the case of any modification of this lease after an assignment of this lease which increases the obligations of or decreases the rights of Tenant, the Named Tenant and any subsequent assignor of this lease shall not be liable for any such increase or decrease unless it has given its written consent thereto.

                 (b) The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease or to any sublease of the Premises or to the use or occupancy thereof by others.

          7.07.  (a)    (i)     Except for any assignment which does not require
Landlord's consent pursuant to Section 7.02 hereof, if Tenant shall at any time or times during the term of this lease desire to assign this lease, Tenant shall give notice thereof (herein called an "ASSIGNMENT RECAPTURE OFFER NOTICE") to Landlord, which notice shall set forth: (A) Tenant's intention to assign this lease, (B) the proposed date upon which the Premises are intended to be vacated by Tenant, and (C) Tenant's reasonably detailed computation of the full consideration which Tenant would be willing to accept from or pay to a third party (including, for purposes of Section 7.08 hereof, the timing of, and conditions to, payments with respect thereto) in connection with an assignment of this lease, including, without limitation, the work contribution, if any, the sums which Tenant is willing to accept from an assignee for the sale or rental of any of Tenant's leasehold improvements, furniture, fixtures, equipment or other personal property, and all other material terms pursuant to which Tenant would be willing to assign this lease to a third party. Such Assignment Recapture Offer Notice shall be deemed an irrevocable offer from Tenant to Landlord whereby Landlord may terminate this lease. Said irrevocable option may be exercised by Landlord by notice (herein called "LANDLORD'S ASSIGNMENT RECAPTURE NOTICE") given to Tenant at any time within thirty (30) days after such Assignment Recapture Offer Notice has been given by Tenant to Landlord (herein called the "ASSIGNMENT RECAPTURE PERIOD").

                        (ii) Either concurrently with the giving of an Assignment Recapture Offer Notice (in which case the notices may be combined in one notice), or at any time thereafter (but in no event later than two hundred seventy (270) days after the expiration of the Assignment Recapture Period), Tenant shall have the right to give Landlord a notice (herein called the "ASSIGNMENT CONSENT REQUEST NOTICE") requesting Landlord's consent to an assignment of this lease on the non-economic material terms set forth in the Assignment Recapture Offer Notice (except for deviations that do not result in a material benefit to the proposed assignee) and on economic terms that are not "substantially different from" (as hereinafter defined in Section 7.12(a) hereof)) the economic terms described in the Assignment Recapture Offer Notice (herein called "LANDLORD'S ASSIGNMENT CONSENT"), subject only to Landlord's receipt of:

                                (A)   an assignment and assumption agreement in
     form reasonably satisfactory to Landlord (sometimes herein called the

     "ASSIGNMENT DOCUMENT") containing the non-economic material terms set forth in the Assignment Recapture Offer Notice (except for deviations that do not result in a material benefit to the proposed assignee) and economic terms which are not substantially different from the economic terms set forth in the Assignment Recapture Offer Notice,

                                (B)   the Consent Agreement in the form attached
     hereto as EXHIBIT J, signed by both Tenant and the proposed assignee, and

                                (C)   the amounts, if any, required to be paid
     to Landlord pursuant to Section 7.11(b)(vii) hereof.

The Assignment Consent Request Notice shall set forth (1) the identity of the proposed assignee, the nature of its business and its proposed use of the Premises, all in reasonable detail, and (2) current financial information with respect to the proposed assignee, including, without limitation, its most recent financial report, to the extent available, which financial information Landlord shall keep confidential and not disclose to third parties other than Landlord's lenders, financial advisors and counsel, or in connection with any litigation or arbitration in connection with the proposed assignment of this lease to the proposed assignee, or if required by subpoena or other valid legal process. In the event that Tenant fails to give a Assignment Consent Request Notice on or before the date that is two hundred seventy (270) days after the expiration of the Assignment Recapture Period, Tenant shall again comply with all of the provisions of this Section 7.07 before assigning this lease.

                 (b)    (i)     Except for any sublease which does not require
Landlord's consent pursuant to Section 7.02 hereof and except for any sublease not for all or substantially all of the balance of the term of this lease, if Tenant shall at any time or times during the term of this lease desire to sublet all or part of the Premises, Tenant shall give notice thereof (herein called the "SUBLEASE RECAPTURE OFFER NOTICE") to Landlord, which notice shall set forth (A) the area proposed to be sublet, (B) the term of the proposed subletting and the date the area to be sublet is intended to be vacated by Tenant, (C) the proposed subrental rate, work contributions, if any, periods of rent-free occupancy, if any, and the sums which Tenant would be willing to accept from a subtenant for the sale or rental of any of Tenant's leasehold improvements, furniture, fixtures, equipment or other personal property, (D) the methods by which the subtenant will be charged for electricity, and chilled and/or condenser water that will be made available to the subtenant at the sublet premises (E.G., by submeter, BTU meter or survey and the rates to be applied to the readings set forth on or arrived at by such submeter, BTU meter or survey), (E) for purposes of Section 7.09(c) hereof, the respective responsibilities of the parties with respect to the costs of performing such alterations as may be required or reasonably necessary to physically separate the subleased space from the balance of the Premises and to comply with any laws and requirements of public authorities relating to such separation and (F) all other material terms pursuant to which

Tenant would be willing to enter into a sublease with a third party. Such Sublease Recapture Offer Notice shall be deemed an irrevocable offer from Tenant to Landlord (herein called a "SUBLEASE RECAPTURE OFFER") whereby Landlord (or Landlord's designee) may, at its option, either (1) terminate this lease with respect to all, but not less than all, of such proposed sublet space if such sublease is for less than substantially all of the Premises for a term for all or substantially all of the balance of the term of this lease or (2) terminate this lease in its entirety (if the proposed transaction is a sublease of all or substantially all of the Premises for a term [including renewal or extension options] for all or substantially all of the balance of the term of this lease). As used in this Section 7.07(b), a term "FOR SUBSTANTIALLY ALL OF THE BALANCE OF THE TERM OF THIS LEASE" shall mean a term ending during the last two (2) years of the term of this lease (as the same may be extended). As used in this Article 7, the term "FOR SUBSTANTIALLY ALL OF THE PREMISES" shall mean ninety (90%) percent or more of the Premises. Said irrevocable option may be exercised by Landlord by notice (herein called "LANDLORD'S SUBLEASE RECAPTURE NOTICE") given to Tenant at any time within thirty (30) days after such Sublease Recapture Offer Notice has been given by Tenant to Landlord (herein called the "SUBLEASE RECAPTURE PERIOD").

                        (ii)    (A)   With respect to each sublease that Tenant
     is required to give to Landlord a Sublease Recapture Offer Notice, either concurrently with the giving of a Sublease Recapture Offer Notice (in which case the notices may be combined in one notice), or at any time thereafter (but in no event later than the date that is two hundred seventy (270) days after the expiration of the Sublease Recapture Period), Tenant shall have the right to give Landlord a notice (herein called the "RECAPTURE SUBLEASE CONSENT REQUEST NOTICE") requesting Landlord's consent to such sublease on the non-economic material terms set forth in the Sublease Recapture Offer Notice (except for deviations that do not result in a material benefit to the proposed sublessee) and on economic terms which are not substantially different from the economic terms described in the Sublease Recapture Offer Notice (herein called "LANDLORD'S RECAPTURE SUBLEASE CONSENT"), subject only to Landlord's receipt of:

                                1.    a sublease (herein called the "RECAPTURE
     SUBLEASE DOCUMENT") meeting all of the requirements set forth in Section
     7.13 hereof and containing the non-economic material terms set forth in the Sublease Recapture Offer Notice (except for deviations that do not result in a material benefit to the proposed sublessee) and economic terms which are not substantially different from the economic terms set forth in the Sublease Recapture Offer Notice,

                                2.    the Consent Agreement substantially in the
     form annexed hereto as EXHIBIT K, signed by both Tenant and the proposed subtenant, and

                                3.    the amounts, if any, required to be paid
     to Landlord pursuant to Section 7.11(b)(vii) hereof.

                                (B)   With respect to each sublease that
     requires Landlord's consent subject to and in accordance with the provisions of this Article 7 and that is not for all or substantially all of the balance of the term of this lease, Tenant shall have the right to give Landlord a notice (herein called the "NON-RECAPTURE SUBLEASE CONSENT REQUEST NOTICE"; the Recapture Sublease Consent Request Notice and Non-Recapture Sublease Consent Request Notice are herein collectively called the "SUBLEASE CONSENT REQUEST NOTICE") requesting Landlord's consent to such sublease (herein called "LANDLORD'S NON-RECAPTURE SUBLEASE CONSENT"; the Landlord's Recapture Sublease Consent and Landlord's Non-Recapture Sublease Consent are herein collectively called "LANDLORD'S SUBLEASE CONSENT", subject only to Landlord's receipt of:

                                1.    a sublease (herein called the
     "NON-RECAPTURE SUBLEASE DOCUMENT"; the Recapture Sublease Document and Non-Recapture Sublease Document are herein collectively called the "SUBLEASE DOCUMENT") meeting all of the requirements set forth in Section
     7.13 hereof,

                                2.    the Consent Agreement substantially in the
     form annexed hereto as EXHIBIT K, signed by both Tenant and the proposed subtenant, and

                                3.    the amounts, if any, required to be paid
     to Landlord pursuant to Section 7.11(b)(vii) hereof.

Each Sublease Consent Request Notice shall set forth (1) the identity of the proposed subtenant, the nature of its business and its proposed use of the Premises, all in reasonable detail, (2) current financial information with respect to the proposed subtenant, including, without limitation, its most recent financial report to the extent available, which financial information Landlord shall keep confidential and not disclose to third parties other than Landlord's lenders, financial advisors and counsel, or in connection with any litigation or arbitration in connection with the proposed sublease to the proposed assignee, or if required by subpoena or other valid legal process, and
(3) the proposed subtenant's alteration and restoration obligations for purposes of Section 7.09(c) hereof, to the extent the cost of same is to be paid for by the proposed subtenant. Except for any sublease not for all or substantially all of the balance of the term of this lease, in the event that Tenant fails to give a Recapture Sublease Consent Request Notice on or before the date that is two hundred seventy (270) days after the expiration of the Sublease Recapture Period, Tenant shall again comply with all of the provisions of this Section
7.07 before entering into any sublease of all or any portion of the Premises.

          7.08.  Intentionally Omitted.

          7.09.  (a)    If Landlord exercises its option to terminate this lease
in the case where Tenant desires to assign this lease, then this lease shall end and expire on the date the proposed assignment was to be effective (but in no event shall such termination be effective sooner than sixty (60) days after the date on which Landlord exercises its option to terminate this lease unless Landlord waives this condition in its sole discretion), and the Fixed Rent and Additional Charges shall be paid and apportioned to such date. If the Assignment Recapture Offer Notice contemplated one or more payments by the proposed assignee to Tenant in connection with the proposed assignment, Landlord shall pay such amounts to Tenant as and when such amounts were to be due and payable as set forth in the Assignment Recapture Offer Notice; PROVIDED, HOWEVER, that the provisions of Section 7.14 hereof shall apply to any such payments with the same force and effect as if such payments were being made to Tenant by an assignee in connection with an assignment of this lease consented to by Landlord and, to the extent, if any, that such payments constitute Assignment Profit, Landlord shall deduct from such payments an amount equal to fifty (50%) percent of such Assignment Profit (I.E., Tenant and Landlord shall share in the Assignment Profit, if any, on a 50%/50% basis). If the Assignment Recapture Offer Notice contemplated the receipt by the proposed assignee from Tenant of any consideration or concessions in connection with the proposed assignment, then Tenant shall pay such consideration (as Additional Charges hereunder) and/or grant any such concessions to Landlord (or Landlord's designee) as and when such amounts were to be due and payable (or concessions were to be granted) as set forth in the Assignment Recapture Offer Notice.

                 (b) If Landlord exercises its option to terminate this lease in the case where Tenant desires to sublease all or substantially all of the Premises for all or substantially all of the remainder of the term of this lease, then this lease shall end and expire on the date the proposed sublease was to be effective (but in no event shall such termination be effective sooner than sixty (60) days after the date on which Landlord exercises its option to terminate this lease unless Landlord waives this condition in its sole discretion), and the Fixed Rent and Additional Charges shall be paid and apportioned to such date. If the Sublease Recapture Offer Notice contemplated a Sublease Profit, Landlord shall pay to Tenant an amount equal to fifty (50%) percent of such contemplated Sublease Profit, as and when same would have been paid to Tenant by the prospective subtenant. If the Sublease Recapture Offer Notice contemplated subrentals (taking into account subtenant concessions, such as free rent or a work allowance or work letter) less than the Fixed Rent and Additional Charges payable by Tenant hereunder (such shortfall of subrentals being herein called the "SUBLEASE LOSSES"), Tenant shall pay to Landlord an amount equal to one hundred (100%) percent of such Sublease Losses as and when same would have been incurred by Tenant.

                 (c) If Landlord exercises its option to terminate this lease with respect to the space covered by Tenant's proposed sublease in any case where Tenant desires to sublet less than substantially all of the Premises for all or substantially all of the balance of the term of this lease, then (i) this lease shall end and expire with respect to such part of the Premises (hereinafter called the "RECAPTURED SUBLEASE SPACE") on the date the proposed sublease was to be effective (but in no event shall such termination be effective sooner than sixty (60) days after the date on which Landlord exercises its option to terminate this lease with respect to the Recaptured Sublease Space unless Landlord waives this condition in its sole discretion); (ii) from and after such date, the Fixed Rent payable with respect to the Recaptured Sublease Space as set forth in Section 1.04 hereof shall cease to be payable by Tenant; (iii) Tenant's Share shall be proportionately reduced and (iv) Tenant shall pay to Landlord, within thirty (30) days after written demand, as Additional Charges hereunder, any costs incurred by Landlord in physically separating the Recaptured Sublease Space from the balance of the Premises and in complying with any laws and requirements of any public authorities relating to such separation, except to the extent, if any, that the Sublease Recapture Offer Notice specified that such costs would be the responsibility of the proposed subtenant, in which event Landlord shall be responsible for such costs.

          7.10.  Intentionally Omitted.

          7.11.  (a)    Provided  that  Tenant is not in  monetary  default  or
material non-monetary default of any of Tenant's obligations under this lease after the giving of notice and the expiration of any applicable cure period:

                        (i) any Landlord's Assignment Consent shall be given or withheld (and if withheld, Landlord's notice withholding such consent shall set forth with specificity the reasons for such withholding) on or before the date that is thirty (30) days after Landlord's receipt of the Assignment Consent Request Notice together with all of the information required by Section 7.07(a)(i) hereof; and

                        (ii) any Landlord's Sublease Consent shall be given or withheld (and if withheld, Landlord's notice withholding such consent shall set forth with specificity the reasons for such withholding) on or before the date that is thirty (30) days after Landlord's receipt of the Sublease Consent Request Notice together with all of the information required by Section 7.07(b)(ii) hereof.

In the event that Landlord does not give or withhold any of the consents referred to in the immediately preceding sentence within the time periods set forth therein, Tenant shall have the right to give a written notice to Landlord (herein called "TENANT'S DEEMED CONSENT NOTICE") to the effect that unless Landlord gives Tenant a notice that it is giving or withholding such consent within ten (10) days (or five (5) Business Days with respect to a proposed sublease for less than 100,000 rentable square feet) after Landlord's receipt of such Tenant's Deemed Consent Notice, such consent shall be deemed given by Landlord.

                 (b) Landlord's Assignment Consent or Landlord's Sublease Consent, as the case may be, shall not be unreasonably withheld or conditioned, provided and upon condition that:

                        (i) Tenant shall have complied with the provisions of Section 7.07 hereof and Landlord shall not have exercised any of its options under said Section 7.07 within the time permitted therefor, time being of the essence in connection therewith;

                        (ii) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business and the Premises, or the relevant part thereof, will be used in a manner which is in keeping with the then standards of the Building which are consistent with Comparable Buildings;

                        (iii) the proposed assignee or subtenant is not a disreputable person and, in the case of a proposed assignment, has sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                        (iv) provided that Landlord shall have space comparable in size then available, or to become available, for leasing in the Building that Landlord has elected to lease to tenants (I.E., both the Unit and any other unit of the Condominium owned by Landlord or any Affiliate of Landlord), within six (6) months from the effective date of the proposed assignment or subletting, as the case may be (herein called "COMPARABLE SPACE"), neither (A) the proposed assignee or sublessee nor (B) any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant of any part of the Building or a party with whom Landlord or Landlord's agent (directly or through a broker) has been actively negotiating with respect to space in the Building during the six (6) months immediately preceding Landlord's receipt of a notice from Tenant to Landlord (herein called a "TENANT NEGOTIATION NOTICE") to the effect that Tenant has entered into negotiations with such party; PROVIDED, HOWEVER, that (1) if Landlord shall have failed to identify such Comparable Space in writing within five (5) Business Days of a written request by Tenant that Landlord identify such Comparable Space, the foregoing condition shall not apply to the subletting or assignment in question and (2) in the event that Landlord fails within five (5) Business Days after its receipt of a Tenant Negotiation Notice to identify the prospective assignee or subtenant described therein as a party (or as a person which, directly or indirectly, controls, is controlled by, or is under common control with a party) with which Landlord has been actively negotiating with respect to space in the Building during the six
     (6) months immediately preceding Landlord's receipt of such Tenant Negotiation Notice, Landlord shall not thereafter have the right to withhold its consent to an assignment or sublease to such party on the grounds that Landlord has thereafter entered into active negotiations with such party (or a person which, directly or indirectly, controls, is controlled by, or is under common control with a party) unless Tenant fails to enter into an assignment or sublease with such party within the 300-day period commencing on the date of the Tenant Negotiation Notice;

                        (v) no floor of the Premises shall be subdivided into more than four (4) separate units;

                        (vi) Tenant shall not have publicly advertised the availability of the Premises without prior notice to and approval by Landlord (which approval shall be with respect to the advertisement itself as opposed to the right to advertise [I.E., an appropriate advertisement for a first-class Park Avenue office building], and Landlord shall not unreasonably withhold or condition and shall grant or withhold such approval within five (5) Business Days), nor shall any public advertisement state the proposed rental, but nothing contained in this Section 7.11(b)(vi) shall be deemed to prohibit Tenant, without Landlord's consent or approval, from listing with brokers the availability of the Premises for sublet or assignment at any rental rate, and broker's fliers or listings and Tenant's marketing materials shall not be deemed to constitute public advertisements;

                        (vii)   Tenant shall reimburse Landlord within thirty
     (30) days after demand (including reasonable supporting documentation) for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent; and

                        (viii) the proposed assignee or subtenant is not (A) a charitable, religious, union or other not-for-profit organization, or (B) a tax exempt entity within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended).

          7.12.  (a)    Other than with respect to any sublease not for all or
substantially all of the balance of the term of this lease, the submission to Landlord of a Sublease Document or Assignment Document which contains (i) economic terms that are "substantially different from" (as hereinafter defined in this Section 7.12(a)) the economic terms set forth in the notice delivered to Landlord pursuant to Section 7.07 hereof [including, without limitation, in the case of a sublease, with respect to the subrental rate (giving effect to the financial value of any abatements, concessions, credits or improvements for the benefit of the subtenant) or, in the case of an assignment, with respect to the consideration and all other sums being paid in connection with such assignment], or (ii) material non-economic terms that are different from the material non-economic terms set forth in the notice delivered to Landlord pursuant to Section 7.07 hereof, except for deviations that do not result in a material benefit to the proposed assignee or sublessee [including, without limitation, the length of the sublease term, the size of the sublease space, the methods by which the subtenant will be charged for electricity, and chilled and/or condenser water that will be made available to the subtenant at the sublet premises (E.G., by submeter, BTU meter or survey and the rates to be applied to the readings set forth on or arrived at by such submeter, BTU meter or survey)], shall be deemed to be an irrevocable offer from Tenant to Landlord as to which Landlord shall have all of the options set forth in Section 7.07 hereof, and Tenant shall again comply with all of the provisions and conditions of Section 7.07 hereof before entering into such sublease or assignment; PROVIDED, HOWEVER, that the thirty
(30) day time period set forth therein for Landlord to exercise its right of recapture shall be reduced to five (5) Business Days. The economic terms of a Sublease Document or Assignment Document shall be deemed "SUBSTANTIALLY DIFFERENT FROM" the economic terms set forth in the notice delivered to Landlord pursuant to Section 7.07 hereof if the economic terms of such proposed sublease or assignment on a net present value basis (using a discount rate of LIBOR plus 200 basis points) differ by more than ten (10%) percent from the terms set forth in the notice delivered to Landlord pursuant to Section 7.07 hereof.

                 (b) In the event Tenant fails to submit an Assignment Document and Consent Agreement in the forms required by Section 7.07(a)(ii) hereof, or fails to submit a Sublease Document and Consent Agreement in the forms required by Section 7.07(b)(ii) hereof, as the case may be, within three hundred sixty-five (365) days from the date on which Landlord grants to Tenant a Landlord's Assignment Consent or a Landlord's Sublease Consent, as the case may be, time being of the essence, then Tenant shall again comply with all of the provisions and conditions of Section 7.07 hereof before assigning this lease or subletting all or part of the Premises (other than with respect to any sublease not for all or substantially all of the balance of the term of this lease); PROVIDED, HOWEVER, that if within the ten (10) Business Day period immediately preceding the expiration of such three hundred sixty-five (365) day period Tenant submits to Landlord a letter signed by an officer of the prospective assignee or subtenant or, provided that the Tenant shall be the Named Tenant, by an officer of Tenant, stating in substance that such prospective assignee or subtenant of Tenant is then negotiating in good faith with Tenant for an assignment of this lease or a sublease of all or a portion of the Premises, such three hundred sixty-five (365) day period shall be increased to three hundred ninety-five (395) days.

          7.13. With respect to each and every sublease or subletting under the provisions of this lease, it is further agreed that:

                 (a) No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one (1) day prior to the expiration date of this lease;

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                 (b)    No sublease shall be valid, and no subtenant shall take
possession of the Premises or any part thereof, until an executed counterpart of the Sublease Document (and all ancillary documents executed in connection with such subtenant's occupancy of the Premises or with respect to or modifying such sublease) has been delivered to Landlord;

                 (c) Each sublease shall provide that it is subject and subordinate to this lease and to any matters to which this lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under such sublease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (iii) bound by any previous modification of such sublease not consented to by Landlord or by any previous payment of any amount due under this lease more than one (1) month in advance of the due date thereof, (iv) bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (v) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) responsible for any monies owing by Tenant to the credit of subtenant, (vii) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, or (viii) required to remove any person occupying the Premises or any part thereof; and

                 (d) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, except in compliance with all of the terms and provisions of this Article 7.

          7.14.  (a)    If Landlord shall give its consent to any assignment of
this lease or to any sublease for which Landlord's consent is required, then Tenant shall in consideration therefor, pay to Landlord, as Additional Charges an amount equal to fifty (50%) percent of any Assignment Profit or Sublease Profit, as the case may be, after deducting therefrom in each case the amount of Tenant's Costs. Notwithstanding anything to the contrary contained in this lease, if (a) Tenant shall enter into a sublease (herein called "TENANT SUBLEASE") with a subtenant (other than an Affiliate of Tenant and/or a Service and Business Relationship Entity), (b) such subtenant shall pay to Tenant Sublease Profit with respect to any further subletting by such subtenant subject to and in accordance with the provisions of such Tenant Sublease and (c) after deducting therefrom the Tenant's Costs of Tenant with respect to such Tenant Sublease, Tenant shall realize Sublease Profit, then, in such event, Tenant shall pay to Landlord, as Additional Charges, an amount equal to fifty (50%) percent of any such Sublease Profit

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within thirty (30) days after the date such subtenant under such Tenant Sublease shall pay any such Sublease Profit to Tenant.

                 (b) For purposes of this Section 7.14, the term "ASSIGNMENT PROFIT" shall mean an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property), less:

                        (i) in the case of a sale or rental of property which is deemed to be the property of Landlord pursuant to the provisions of Article 12 hereof, zero;

                        (ii) in the case of a sale of Tenant's Property, the then net unamortized or undepreciated portion (determined on the basis of Tenant's federal income tax returns) of the original cost thereof; or

                        (iii) in the case of a rental of Tenant's Property, the fair rental value thereof).

                 (c) For purposes of this Section 7.14, the term "SUBLEASE PROFIT" shall mean, for the term of the applicable sublease (the "SUBLEASE TERM"):

                        (i) any rents, additional charges or other consideration payable under the sublease or other occupancy agreement to Tenant by the subtenant or other occupant which is in excess of the Fixed Rent and Additional Charges accruing during the Sublease Term under this lease in respect of the subleased or occupied space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, and

                        (ii) all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less:

                                (A)   in the case of a sale or rental of
     property which is deemed to be the property of Landlord pursuant to the provisions of Article 12 hereof, zero;

                                (B)   in the case of a sale of Tenant's
     Property, the then net unamortized or undepreciated portion (determined on the basis of Tenant's federal income tax returns) of the original cost thereof; or

                                (C)   in the case of a rental of Tenant's
     Property, the fair rental value thereof.

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                 (d)    The sums payable under this Section 7.14, if any, shall
be paid to Landlord within ten (10) days after the same are paid by the assignee or subtenant to Tenant.

                 (e) For purposes hereof, the term "TENANT'S COSTS" shall mean:

                        (i) the amount of any commercially reasonable broker's fee or commissions paid to a broker as a result of any subletting or assignment by Tenant hereunder and any transfer, sales or gains taxes incurred and paid by Tenant in connection with such subletting or assignment;

                        (ii) the cost to Tenant of any improvements made to prepare the space in question for the occupancy of the subtenant or assignee thereof and any rent abatement and/or concession (including moving expenses but excluding any lease takeover costs except as set forth below) and/or work allowance (or equivalent) granted by Tenant to any such subtenant or assignee in lieu of or in addition to Tenant's performance of any such improvements made to prepare the space in question for the occupancy of the subtenant or assignee;

                        (iii) advertising and marketing expenses directly related to the subletting or assignment of the space;

                        (iv) reasonable legal fees directly related to the subletting or assignment of the space;

                        (v) the cost to Tenant of any lease takeover costs; provided however, that (A) such lease takeover costs shall be reduced by any amounts received by Tenant in connection therewith, such as sublease rentals paid to Tenant (or its subtenant) under the leases taken over by Tenant, (B) to the extent that any amounts received by Tenant in connection with lease takeover costs exceed such lease takeover costs, the excess shall constitute Assignment Profits or Sublease Profits, as the case may be, and (C) Tenant's Costs, and their effect on Assignment Profits or Sublease Profits, as the case may be, shall be recalculated, from time to time at reasonable intervals, to provide for any appropriate adjustments resulting from the receipt by Tenant of such amounts in connection with lease takeover costs;

                        (vi) the unamortized construction costs of leasehold improvements installed by or on behalf of Tenant in connection with its occupancy of the applicable portion of the Premises, but only to the extent that such improvements are used by the assignee or subtenant in connection with its initial occupancy of such portion of the Premises; and

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                        (vii)   the unamortized costs of fixtures, furnishings
     and equipment (herein called "FF&E") installed by or on behalf of Tenant in connection with its occupancy of the applicable portion of the Premises, but only to the extent that such FF&E are used by the assignee or subtenant in connection with its initial occupancy of such portion of the Premises.

For the purposes of computing "ASSIGNMENT PROFIT" and "SUBLEASE PROFIT", Tenant's Costs with respect thereto shall be deducted as and when they are paid by Tenant (or, as necessary, deducted from future Assignment Profit or Sublease Profit, as the case may be, to the extent that current Tenant's Costs exceed current Assignment Profit or Sublease Profit, as the case may be).

          7.15. Each subletting shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Except as provided in Section 7.09 hereof to the extent applicable, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 7.10 hereof) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section 7.07 hereof, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including, but not limited to, reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons (other than any broker(s) representing Landlord as a Landlord's leasing agent) claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          7.16. Landlord shall have the right, at reasonable times upon reasonable notice to Tenant, to examine and/or audit Tenant's books and records relating to Sublease Profit or Assignment Profit to determine the accuracy of Tenant's computation of any Sublease Profit or Assignment Profit hereunder and the provisions of Section 3.03(e)(i) hereof relating to confidentiality shall be applicable to Landlord in connection therewith. Any dispute with respect to the reasonableness of Landlord's denial of consent to a proposed subletting or assignment or with respect to the computation of Assignment Profit or Sublease Profit shall be determined by expedited arbitration in accordance with the provisions of Article 39 hereof.

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          7.17.  Landlord shall, within thirty (30) days after Tenant's request, accompanied by an executed counterpart of an Eligible Sublease, deliver to Tenant and the subtenant under an Eligible Sublease (herein called an "ELIGIBLE SUBTENANT") a Non-Disturbance Agreement substantially in the form annexed hereto as EXHIBIT L (herein called a "LANDLORD'S NON-DISTURBANCE AGREEMENT"). Following the Eligible Subtenant's and Tenant's execution and delivery of the Landlord's Non-Disturbance Agreement, Landlord shall, within thirty (30) days, execute and deliver a counterpart thereof to the Eligible Subtenant. For purposes hereof, the term "ELIGIBLE SUBLEASE" shall mean a direct sublease:

                 (a) between Tenant and a subtenant which is not a Service and Business Relationship Entity or an Affiliate of Tenant, and, as of the date of execution of the Eligible Sublease, has a net worth or any guarantor of the subtenant's obligations under the Eligible Sublease has a net worth, computed in accordance with GAAP, equal to or greater than the product of (i) the annual Fixed Rent then payable by Tenant on account of the portion of the Premises demised under the Eligible Sublease, and (ii) thirty (30), and Landlord has been provided with proof thereof reasonably satisfactory to Landlord,

                 (b) that has been consented to by Landlord and meets all of the applicable requirements of this Article 7 (including, without limitation, the provisions of Section 7.13 hereof),

                 (c)    which demises not less than 22,000 rentable square feet,

                 (d) which is for an initial sublease term (I.E., not including any renewals) of not less than five (5) years; and

                 (e) which provides for a rental rate, on a per rentable square foot basis (including Fixed Rent and Additional Charges on account of real estate taxes, Operating Expenses and electricity) which (after taking into account all rent concessions provided for therein) is equal to or in excess of the Fixed Rent and Additional Charges pursuant to Article 3 and Article 14 hereof for the term of the Eligible Sublease (hereinafter called the "LEASE RENT") or, in the alternative, provides for a rental rate that is less than the Lease Rent, but will automatically increase to the Lease Rent from and after the attornment of the sublessee to Landlord pursuant to the Landlord's Non-Disturbance Agreement.

                                    ARTICLE 8

                              COMPLIANCE WITH LAWS

          8.01. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any Legal Requirements with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all Legal

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Requirements in respect of the Premises or the use and occupation thereof;
PROVIDED, HOWEVER, that Tenant shall not be obligated to make structural repairs or alterations in or to the Premises or to the vertical portions of Building systems or facilities serving the Premises or to any portions of Building systems or facilities that pass through the Premises but do not serve the Premises (but Tenant shall be obligated to make repairs to horizontal extensions of or Alterations to such Building systems or facilities that do serve the Premises, such as electrical or HVAC distribution within the Premises) in order to comply with Legal Requirements unless the need for same arises out of Tenant's manner of use of the Premises as opposed to mere executive or general office use or any of the causes set forth in clauses (b) through (d) of the next succeeding sentence. Except as expressly provided to the contrary herein, Tenant shall also be responsible for the cost of compliance with all Legal Requirements in respect of the Real Property arising from (a) Tenant's manner of use of the Premises (other than arising out of the mere use of the Premises as executive and general offices), (b) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (c) any cause or condition created by or at the instance of Tenant (other than the mere use of the Premises as executive and general offices), or (d) the breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. Tenant shall pay all the reasonable out-of-pocket costs and all the reasonable out-of-pocket expenses, and all the fines, penalties and damages which may be imposed upon Landlord, the Board of Managers, the owner of any other condominium units in the Building or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 8.01. Without limiting the generality of the foregoing, it is specifically agreed that Tenant shall comply with (i) all Legal Requirements that require the installation, modification or maintenance within the Premises of (A) any fire-rated partitions, gas, smoke, or fire detector or alarm, any emergency signage or lighting system, or any sprinkler or other system to extinguish fires or (B) any handicap facilities and (ii) except as otherwise provided in Section 2.01(d) hereof, all Legal Requirements that require the abatement, encapsulation, removal or other remediation of any Hazardous Materials (including asbestos-containing materials) located in the Premises, including any such Hazardous Materials located in the Premises as of the date hereof. However, Tenant need not comply with any such Legal Requirement so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Premises, in accordance with Section 8.02 hereof. Except to the extent that Tenant is required by this lease to comply therewith, Landlord, at its expense, shall comply (or, in the case of the Common Elements, shall cause the Board of Managers to comply) with all Legal Requirements in respect of the Real Property as shall affect the Premises and Tenant's use and enjoyment thereof, but may similarly defer compliance so long as Landlord or the Board of Managers shall be contesting the validity or applicability thereof, provided that deferring such compliance does not adversely affect Tenant's ability to use and occupy the Premises in accordance with all of the terms and conditions of this lease including, without limitation, Tenant's ability to obtain permits and licenses to perform Alterations. Tenant shall accept performance by the

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Board of Managers (or its agents and contractors) on behalf of Landlord of any obligation on Landlord's part to be performed under this lease, including repair and maintenance obligations, without waiving Tenant's rights against Landlord.

          8.02. Tenant, at its expense, after notice to Landlord and the Board of Managers, may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any Legal Requirement, provided that (a) neither Landlord nor the Board of Managers shall be subject to a bona fide threat of criminal penalty or to prosecution for a crime, or any other fine or charge (unless Tenant agrees in writing to indemnify, defend and hold Landlord and/or the Board of Managers harmless from and against such non-criminal fine or charge), nor shall the Premises or any part thereof or the Unit or the Building or Land, or any part thereof, be subject to a bona fide threat of being condemned or vacated, nor shall the Unit or the Building or Land, or any part thereof, be subjected to a bona fide threat of any lien (unless Tenant shall remove such lien by bonding or otherwise) or encumbrance, by reason of non-compliance or otherwise by reason of such contest;
(b) except as otherwise provided in this Section 8.02, before the commencement of such contest, Tenant shall furnish to Landlord (or the Board of Managers, as the case may be) a cash deposit or other security in amount, form and substance reasonably satisfactory to Landlord (or the Board of Managers, as the case may be) and shall indemnify Landlord and the Board of Managers against the reasonable cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance (PROVIDED, HOWEVER, that Tenant shall not be required to furnish any such cash deposit or other security if Tenant is a Citi Tenant or if a non-Citi Tenant or the Tenant Guarantor of a non-Citi Tenant shall then have a net worth determined in accordance with GAAP of not less than the lesser of (i) one hundred (100) times the potential cost of non-compliance, as reasonably determined by Landlord and (ii) the Minimum Net Worth); (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; (d) such noncompliance or contest shall not prevent Landlord or the Board of Managers from obtaining any and all permits and licenses in connection with the operation of the Unit and the Building; and (e) Tenant shall keep Landlord and the Board of Managers advised as to the status of such proceedings. Without limiting the application of the above, Landlord or the Board of Managers shall be deemed subject to a bona fide threat of prosecution for a crime if Landlord, or its managing agent, or the Board of Managers, or the managing agent of the Common Elements, or any officer, director, partner, shareholder or employee of any of the foregoing, as an individual, is charged with a crime of any kind or degree whatever, unless such charge is withdrawn or disposed of before Landlord or its managing agent, or the Board of Managers or the managing agent of the Common Elements, or such officer, director, partner, shareholder or employee (as the case may be) is required to plead or answer thereto.

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          8.03.  If, pursuant to the terms of this lease, Tenant shall be required to comply with any Legal Requirement and such requirement shall first arise during the last twenty-four (24) months immediately preceding the Expiration Date of the initial lease Term or any Renewal Term, as applicable, then Tenant shall not be deemed to be in default of Tenant's obligations under this lease if Tenant shall fail to comply with such Legal Requirement if, and only if:

                 (a) such Legal Requirement obligation is limited to the interior of the Premises, is not related to Hazardous Materials, is not structural in nature and the failure to comply with such Legal Requirement will not have an adverse effect on Building systems or on the health or safety of any occupant of or visitor to the Building;

                 (b) Landlord shall not be responsible to Tenant for any inability on Landlord's part to fulfill any of Landlord's obligations under this lease or to meet any of the specifications set forth in this lease to the extent such inability is the result of Tenant's failure to comply with such Legal Requirement;

                 (c) the failure to comply with such Legal Requirement will not (i) subject Landlord, the Condominium, the Board of Managers, or any Superior Lessor or any Superior Mortgagee to prosecution for a crime or any other fine or charge (unless Tenant agrees in writing to indemnify, defend and hold such parties harmless from and against any such fine or charge and actually pays any such fine or charge), (ii) subject the Premises or any part thereof or the Building, the Unit or Land, or any part thereof, to being condemned or vacated, (iii) subject the Building, Unit or Land, or any part thereof, to any lien or encumbrance which is not removed or bonded within the time period required under this lease, or
                        (iv) result in the termination of any Superior Lease or foreclosure of any Superior Mortgage; and

                 (d) if the leasehold improvements (other than the core bathrooms) in the Premises and other items in the Premises that would be required to be replaced in connection with a new buildout of the Premises (E.G., sprinkler heads) were to be demolished after the Premises are surrendered to Landlord (whether or not such demolition actually occurs),

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                        the obligation to comply with Legal Requirements would
                        no longer exist.

                                    ARTICLE 9

                                   INSURANCE

          9.01. Tenant shall not knowingly violate, or knowingly permit the violation of, any condition imposed by any insurance policy then issued in respect of the Unit, the Condominium or the Real Property and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would subject Landlord, the Board of Managers, or any Superior Lessor or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage, or which increases any insurance rate in respect of the Unit, the Condominium or the Real Property over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure the Unit, the Condominium or the Real Property in amounts reasonably satisfactory to Landlord or the Board of Managers, or which would result in the cancellation of or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance in respect of the Unit, the Condominium or the Real Property; PROVIDED, HOWEVER, that in no event shall the mere use of the Premises for customary and ordinary office purposes, as opposed to the manner of such use, constitute a breach by Tenant of the provisions of this Section 9.01.

          9.02.  (a)    If, by reason of any failure of Tenant to comply with
the provisions of this lease (including any violation of Section 9.01 hereof which is not done "knowingly"), the premiums on Landlord's insurance on the Unit or the Board of Managers' insurance on the Condominium or the Real Property shall be higher than they otherwise would be, and Landlord shall notify Tenant of such fact and, if Tenant shall not, as soon as reasonably practicable, but in no event more than twenty (20) days thereafter, rectify such failure so as to prevent the imposition of such increase in premiums, then Tenant shall pay to Landlord or the Board of Managers, as the case may be, within thirty (30) days after demand accompanied by reasonable supporting documentation, for that part of such premiums which shall have been charged to Landlord or the Board of Managers due to such failure on the part of Tenant.

                 (b) If, by reason of any failure of Landlord to comply with any provision of this lease, the premiums on Tenant's insurance on Tenant's Property or on any other insurance required to be maintained by Tenant pursuant to the terms of this lease shall be higher than they otherwise would be, and Tenant shall notify Landlord of such fact and, if Landlord shall not, as soon as reasonably practicable, but in no event more than thirty (30) days thereafter, rectify such failure so as to prevent the imposition of such increase in premiums, then Landlord shall reimburse Tenant for that part of such insurance premiums which shall have been charged to Tenant due to such failure on the

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part of Landlord within thirty (30) days after demand accompanied by reasonable supporting documentation.

                 (c) A schedule or "make up" of rates for the Real Property or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for insurance for the Unit, the Condominium, the Real Property or the Premises, as the case may be, shall be prima facie evidence (absent manifest error) of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Unit, the Condominium, the Real Property or the Premises, as the case may be.

          9.03. Tenant, at its expense, shall maintain at all times during the term of this lease (a) "all risk" property insurance covering all present and future Tenant's Property, leasehold improvements and Tenant's improvements and betterments to a limit of not less than the full replacement value thereof, such insurance to include a replacement cost endorsement, and (b) comprehensive general liability insurance, including contractual liability, in respect of the Premises and the conduct or operation of business therein, with Landlord and its managing agent, if any, the managing agent of the Common Elements, the Board of Managers, and the owners of any other condominium units in the Building, and each Superior Lessor and Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits of not less than Five Million ($5,000,000) Dollars combined single limit for bodily injury and property damage liability in any one occurrence, (c) steam boiler, air-conditioning or machinery insurance, if there is a boiler or pressure object or similar equipment in the Premises, with Landlord and its managing agent, if any, the managing agent of the Common Elements, the Board of Managers, and the owners of any other condominium units in the Building, and each Superior Lessor and Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits of not less than Five Million ($5,000,000) Dollars and (d) when Alterations are in progress, the insurance specified in Section 11.05 hereof. The limits of such insurance shall not limit the liability of Tenant. Tenant shall deliver to Landlord and any additional insureds, prior to the Commencement Date, certificates of insurance for such fully paid-for policies, in form reasonably satisfactory to Landlord issued by the insurance company or its authorized agent. Such insurance may be carried in a blanket policy covering the Premises and other locations of Tenant, if any, provided that each such policy shall in all respects comply with this
Article 9 and shall specify that the portion of the total coverage of such policy that is allocated to the Premises is in the amounts required pursuant to this Section 9.03. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant, upon Landlord's request, shall deliver to Landlord and any additional insureds a certificate of such renewal policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A- VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be

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canceled or modified unless Landlord and any additional insureds are given at least thirty (30) days prior written notice of such cancellation or modification. The proceeds of policies providing "all risk" property insurance of leasehold improvements and Tenant's improvements and betterments shall be payable to Landlord, Tenant, the Board of Managers and each Superior Lessor and Superior Mortgagee as their interests may appear. The parties shall cooperate with each other in connection with the collection of any insurance monies that may be due in the event of loss and shall execute and deliver to each other such proofs of loss and other instruments which may be reasonably required to recover any such insurance monies.

          9.04. Landlord agrees (a) to have included in each of its insurance policies insuring the Unit and any Landlord's property therein against loss, damage or destruction by fire or other casualty and (b) to cause the Board of Managers to have included in each of its insurance policies insuring the Building and the Common Elements against loss, damage or destruction by fire or other casualty, a waiver of the insurer's right of subrogation against Tenant during the term of this lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of Tenant. Tenant agrees to have included in each of its insurance policies insuring Tenant's Property and leasehold improvements and Tenant's improvements and betterments against loss, damage or destruction by fire or other casualty, a waiver of the insurer's right of subrogation against Landlord, the Board of Managers and the owners of any other condominium units in the Building during the term of this lease or, if such waiver should be unobtainable or unenforceable, (A) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (B) any other form of permission for the release of Landlord, the Board of Managers and the owners of any other condominium units in the Building. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from any party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use commercially reasonable efforts to obtain the same from another insurance company described in Section 9.03 hereof. Landlord hereby releases Tenant, and Tenant hereby releases Landlord, the Board of Managers, and the owners of any other condominium units in the Building who have provided a comparable written release to Tenant, with respect to any claim (including a claim for negligence) which it might otherwise have against such party, for loss, damage or destruction with respect to its property occurring during the term of this lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding subdivisions of this Section. Tenant hereby acknowledges that Landlord has caused the Board of Managers, by its execution and delivery of an instrument in the form of EXHIBIT M annexed hereto, to release Tenant with respect to any claim (including a claim for negligence) which it might otherwise have against Tenant, for loss, damage or

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destruction with respect to its property occurring during the term of this lease to the extent to which it is, or is required to be, insured under a policy or policies insuring the Building and the Common Elements and containing a waiver of subrogation or permission to release liability. Nothing contained in this Section shall be deemed to relieve Landlord or Tenant of any duty imposed elsewhere in this lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this lease.

          9.05. Landlord may from time to time require that the amount of the insurance to be maintained by Tenant under Section 9.03 hereof be reasonably increased, so that the amount thereof adequately protects Landlord's and the Board of Managers' interests; PROVIDED, HOWEVER, that the amount to which such insurance requirements may be increased shall not exceed an amount then being required by landlords of Comparable Buildings. In the event that Tenant disputes the reasonableness of any such required increase in the amount of the insurance to be maintained by Tenant under Section 9.03 hereof, Tenant shall have the right to submit such dispute to expedited arbitration under Article 39 hereof.

          9.06. Landlord shall maintain (or shall cause the Board of Managers to maintain) in respect of the Building at all times during the term of this lease fire and casualty insurance covering the Building and Landlord's property in amounts of coverage required by the Declaration.

          9.07. Notwithstanding anything to the contrary contained in this lease, for so long as the Tenant under this lease is the Named Tenant, a Corporate Successor of the Named Tenant, or a Tenant having a net worth equal to or greater than the Minimum Net Worth, Tenant shall have the option, either alone or in conjunction with any Affiliate of Tenant, to maintain self insurance and/or provide or maintain any insurance required by this lease under blanket insurance policies maintained by Tenant or any Affiliate of Tenant, or provide or maintain insurance through such alternative risk management programs as Tenant or any Affiliate of Tenant may provide or participate in from time to time (such types of insurance programs being herein collectively and severally referred to as "SELF INSURANCE"), provided that (a) the insuring entity has a net worth equal to or greater than the Minimum Net Worth, (b) the same does not thereby decrease the insurance coverage required to be maintained by Tenant pursuant to the provisions of this Article 9 and (c) the provisions of the sentence preceding the penultimate sentence of Section 9.04 hereof shall apply with respect to such policy of self-insurance and the waiver set forth therein shall not be rendered null and void or diminished in any way by statute or case law due to Tenant's status as a self-insurer. Any self insurance shall be deemed to contain all of the terms and conditions applicable to such insurance as required by this Article 9. If Tenant elects to self-insure, then, with respect to any claims which may result from incidents occurring during the term of this lease, such self insurance obligation shall survive the expiration or earlier termination of this lease to the same extent as the insurance required by this
Article 9 would survive. To the extent Tenant self-insures, Tenant waives any right to make claims against Landlord or the Board of

Managers for any damage or loss that would have been insured against by Tenant's insurance policies if insurance coverage required under this Article 9 hereof were provided and in effect, and Tenant shall indemnify, defend and hold Landlord and the Board of Managers harmless from and against any and all liabilities, damages, costs and expenses (including reasonable attorneys' fees) which Landlord and the Board of Managers would have been insured against by Tenant's insurance policies if insurance coverage required under this Article 9 hereof were provided and in effect.

                                   ARTICLE 10

                              RULES AND REGULATIONS

          10.01. Tenant and its employees and agents shall faithfully observe and comply with the Building Rules and Regulations annexed hereto as EXHIBIT D, and such reasonable changes therein (whether by modification, elimination or addition) as Landlord or the Board of Managers at any time or times hereafter may make and communicate in writing to Tenant, which, in Landlord's or the Board of Managers' reasonable judgment, shall be necessary for the reputation, safety, care and appearance of the Unit, the Condominium or the Real Property, or the preservation of good order therein, or the operation or maintenance thereof, and which do not unreasonably affect the conduct of Tenant's business in the Premises or Tenant's use of the Premises; PROVIDED, HOWEVER, that in case of any conflict or inconsistency between the provisions of this lease and any of the Building Rules and Regulations, the provisions of this lease shall control.

          10.02. Nothing in this lease contained shall be construed to impose upon Landlord or the Board of Managers any duty or obligation to enforce the Building Rules and Regulations against Tenant or any other tenant or any employees or agents of Tenant or any other tenant, except to the extent that, following Landlord's receipt of written notice from Tenant, Landlord's failure to enforce such Building Rules and Regulations against other tenants would have a material adverse effect on the rights of Tenant hereunder. Provided that Landlord attempts in good faith (or causes the Board of Managers to attempt in good faith) after notice from Tenant to enforce any Building Rules and Regulations the violation of which are having a material adverse impact on the rights of Tenant hereunder, Landlord and the Board of Managers shall not be liable to Tenant for violation of any Building Rules and Regulations by another tenant or its employees, agents, invitees or licensees. Landlord agrees not to enforce any Building Rules and Regulations in a manner discriminatory to Tenant.

                                   ARTICLE 11

                                  ALTERATIONS

          11.01. Except as otherwise specifically provided in this lease, Tenant shall make no improvements, changes or alterations in or to the Premises (herein called

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"ALTERATIONS") of any nature without Landlord's prior written approval, which approval, when required in accordance with the provisions of this lease, shall be granted or withheld in accordance with the provisions hereinafter set forth. If Landlord shall fail to respond to Tenant's written request for approval of any Alterations, which request shall be accompanied by drawings, plans and specifications in accordance with the provisions of Section 11.02(a) hereof (herein called an "INITIAL ALTERATIONS REQUEST"), within ten (10) Business Days after such Initial Alterations Request is made by Tenant, with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then Tenant shall have the right to give to Landlord a second notice (herein called a "SECOND ALTERATIONS REQUEST"), and if Landlord shall fail to respond to such Second Alterations Request within seven (7) Business Days after Landlord's receipt thereof with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then such Second Alterations Request shall be deemed approved by Landlord, provided that such Initial Alterations Request and Second Alterations Request shall have specifically referred to this Section 11.01 and specifically stated that Landlord must respond within such ten (10) Business Day and seven
(7) Business Day periods or such Second Alterations Request for approval shall be deemed approved. Notwithstanding anything to the contrary contained herein:
(a) with respect to any Alterations (or portion thereof) which Landlord elects, in its good faith judgment, to have reviewed by a third-party structural engineer, the period for Landlord's review of an Initial Alterations Request shall be fifteen (15) Business Days; and (b) as a condition precedent to its effectiveness, a Second Alterations Request shall state in upper case, bold type that it is a "DEEMED APPROVAL NOTICE".

          Notwithstanding anything to the contrary set forth above and provided Tenant shall be in compliance with the applicable provisions of this Article 11, Tenant or any permitted subtenant or other permitted occupant of the Premises, may at its sole expense, without Landlord's prior approval, undertake Non-Material Alterations; provided, however, that for purposes of determining whether an Alteration is a Non-Material Alteration with respect to a permitted subtenant or other permitted occupant of the Premises (other than Tenant, any Affiliate of Tenant and/or any Service and Business Relationship Entity), the $5,000,000.00 threshold referenced in clause (d) of the next sentence shall be deemed to be $1,000,000.00. A "MATERIAL ALTERATION" is an Alteration which (a) is not limited to the interior of the Premises or which affects the exterior (including the appearance) of the Unit or the Building, (b) affects the structure and/or the structural integrity of the Unit or the Building (other than to a DE MINIMIS degree), (c) adversely affects the usage or the proper functioning of the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other service systems of the Unit or the Building or (d) costs more than Five Million Dollars ($5,000,000.00) for any single project within a twelve (12) month period, excluding Alterations which are purely cosmetic in nature. Any Alteration which is not a Material Alteration is hereinafter called a "NON-MATERIAL ALTERATION". Landlord agrees not to unreasonably withhold or delay its consent to any Material Alteration. For purposes hereof, Landlord shall not be deemed to be acting unreasonably if it withholds consent to a Material Alteration which:

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(i) affects the exterior appearance of the Unit or the Building, (ii) would have an adverse affect on the heating, ventilation and air-conditioning (herein called "HVAC"), mechanical, electrical, fire and life safety or plumbing facilities of the Unit or the Building that are not located wholly within or exclusively serve the Premises or (iii) would have an adverse affect on the structural integrity or strength of the Unit or the Building.

          11.02. (a)    Before proceeding with any Alteration, Tenant shall (i)
at Tenant's expense, file all required architectural, mechanical, electrical and engineering drawings (which drawings shall be prepared by architects and engineers validly and currently licensed by New York State, who may be employees of Tenant) and obtain all permits required by law, if any, and (ii) submit to Landlord, for Landlord's approval, such drawings, plans and specifications for the work to be done (but such submission shall, in the case of Non-Material Alterations, or in the case of revisions to Non-Material Alterations or to portions of previously approved Alterations which portions of such Alterations do not constitute Material Alterations, not be for Landlord's approval but rather for the purpose of confirming, in Landlord's reasonable judgment, that the proposed Alteration or revision is, in fact, a Non-Material Alteration or a revision of the type set forth above in this clause (ii), provided that no such submission shall be required if the provisions of the next succeeding sentence are applicable), and Tenant, subject to the deemed approval provisions set forth in Section 11.01 above, shall not proceed with such work until it obtains Landlord's written approval of such drawings, plans and specifications. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to submit plans and/or specifications with respect to Non-Material Alterations that do not require a building permit or that are of a merely decorative nature or of such a minor nature (such as putting up a partition to divide one office into two work spaces) that it would not be customary industry practice in Comparable Buildings to prepare plans and/or specifications for such work, nor shall such a submission be required with respect to a revision of an Alteration which meets the foregoing requirements of this sentence. Landlord, at no third-party out-of-pocket cost to Landlord, will cooperate with Tenant's efforts to obtain the permits necessary to perform such Alterations (which process Tenant shall have the right to commence prior to Landlord's granting of consent hereunder, provided that such cooperation by Landlord shall not in any event be construed as the granting of consent by Landlord to any Alteration), and Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation. Tenant shall use an engineer approved by Landlord (such approval not to be unreasonably withheld, conditioned or delayed) with respect to the preparation of Tenant's engineering drawings in connection with any Alteration for which engineering drawings are required. As of the date of this lease, Landlord approves the contractors set forth in EXHIBIT O annexed hereto for purposes of the performance of any and all Alterations, except that in the case of Alterations, Landlord reserves the right, prior to Tenant's commencement of any such work, in accordance with the provisions hereof, to remove any contractor from such approved list and Tenant shall have the right to add contractors to such list, with Landlord's consent, not to be unreasonably withheld, conditioned or delayed; PROVIDED, HOWEVER, (A) Landlord agrees that no contractor shall be deleted from the approved list if Tenant has previously delivered to such contractor an invitation to bid, or after such contractor shall have been engaged by Tenant to perform an Alteration, and while such contractor is engaged in performing an Alteration, nor shall such contractor be precluded from completing any punch list items or making any repairs which are under warranty in the event that such contractor is removed from the approved list during or after the completion of its work on behalf of Tenant, (B) Landlord shall notify Tenant promptly following the removal of any contractor from the approved list, and (C) Landlord shall not remove a contractor from the approved list without a reasonable cause therefor.

                 (b) Tenant shall pay to Landlord or the Board of Managers, within thirty (30) days, the commercially reasonable and actual fees of any non-Affiliate, third-party architect or engineer employed by Landlord or the Board of Managers (except to the extent that Tenant retains the same engineer used by Landlord or the Board of Managers for the Unit or the Building) for (i) reviewing the drawings, plans and specifications submitted to Landlord as set forth in Section 11.02(a) hereof and (ii) inspecting Alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all laws and requirements of public authorities, but only if and to the extent that the employment of a non-Affiliate, third-party architect or engineer for such purpose is consistent with Landlord's or the Board of Managers' customary practices (E.G., if such drawings, plans, specifications and/or Alterations are of such a complex nature or would have such an impact on the structure of the Unit or the Building or Building systems that Landlord or the Board of Managers reasonably believes that it would be prudent to employ a third-party expert to review and/or inspect same).

                 (c) Tenant agrees that any review or approval by Landlord or the Board of Managers or any of their agents of any plans and/or specifications with respect to any Alterations is solely for Landlord's or the Board of Managers' benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise.

          11.03. (a)    Subject to Section 11.03(d) below, before proceeding
with any Alteration which will cost more than Two Hundred Fifty Thousand ($250,000.00) Dollars (exclusive of the costs of decorative work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, Tenant shall furnish to Landlord one of the following (as selected by Landlord): (i) a cash deposit, or (ii) an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company which is a member of the New York Clearing House Association in a form reasonably satisfactory to Landlord; each to be in an amount equal to one hundred twenty-five (125%) percent of the cost of the Alteration, estimated as set forth above. Any such letter of credit shall be for one (1) year and shall be renewed by Tenant each and every year until the Alteration in question is completed and shall be delivered to

Landlord not less than thirty (30) days prior to the expiration of the then current letter of credit. Failure to deliver such new letter of credit on or before said date shall be a material breach of this lease and Landlord shall have the right, INTER ALIA, to present the then current letter of credit for payment.

                 (b) Upon (i) the completion of the Alteration in accordance with the terms of this Article 11 and (ii) the submission to Landlord of proof evidencing the payment in full for said Alteration, the security deposited with Landlord (or the balance of the proceeds thereof, if Tenant has furnished cash or a letter of credit and if Landlord has drawn on the same) shall be returned to Tenant.

                 (c) Upon Tenant's failure to properly perform, complete and fully pay for the said Alteration, which failure continues after the giving of notice and the expiration of the applicable cure period set forth in Section 22.02(a) hereof with respect to a failure to pay or Section 22.02(b) hereof with respect to a failure to properly perform or complete, Landlord shall be entitled to draw on the security deposited under this Article 11 to the extent reasonably necessitated by Tenant's failure to properly perform in connection with the said Alteration, the restoration and/or protection of the Premises or the Real Property and the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article 11.

                 (d)    The provisions of this Section 11.03 shall not apply to
(i) a Citi Tenant or (ii) any other Tenant hereunder, for so long as such Tenant and/or the Tenant Guarantor of such Tenant other than a Citi Tenant has a tangible net worth that is equal to or greater than the lesser of (A) one hundred (100) times the aggregate cost of the Alteration in question and (B) the Minimum Net Worth.

          11.04. Tenant, in connection with any Alterations, shall comply with and observe the Building Standards for Alterations annexed as EXHIBIT E hereto and made a part hereof, and such reasonable changes therein (whether by modification, elimination or addition) as Landlord or the Board of Managers at any time or times hereafter may make and communicate in writing to Tenant; PROVIDED, HOWEVER, that (a) in case of any conflict or inconsistency between the provisions of this lease and any of the Building Standards for Alterations, the provisions of this lease shall control, (b) such Building Standards for Alterations shall not be enforced against Tenant in a discriminatory manner, and
(c) such modifications, eliminations or additions shall not decrease Tenant's rights under this lease or increase Tenant's obligations or liabilities under this lease unless landlords of Comparable Building have adopted comparable procedures or standards.

          11.05. Tenant, at its expense, shall obtain (and furnish true and complete copies to Landlord of) all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith, with all applicable Legal Requirements, with all applicable requirements of insurance bodies and with the plans and specifications approved by Landlord (to the extent such approval is required hereunder). Landlord shall, to the extent reasonably necessary, cooperate with Tenant in connection with such filings, approvals and permits, and shall execute reasonably promptly (and shall endeavor to do so within two
(2) Business Days after request) any applications as may be required in connection therewith, provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses, and further provided that Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation, other than any such claims arising from any incorrect information provided by Landlord in connection therewith or Landlord's negligence, willful misconduct or breach of this lease. Alterations shall be diligently performed in a good and workmanlike manner, using materials and equipment at least comparable in quality and class to the other existing installations and improvements in the Premises. Alterations shall be performed by contractors first approved by Landlord or the Board of Managers, as the case may be, which approval shall not be unreasonably withheld, conditioned or delayed (it being agreed that Landlord or the Board of Managers shall be deemed reasonable in withholding its consent with respect to any contractor that then has a lien with respect to the Unit or the Building); PROVIDED, HOWEVER, that any Alterations, tie-ins, testing, adjusting or removals involving the life safety system or the BMS of the Building shall be (a) performed only with materials purchased from Landlord's or the Board of Managers' designated life safety contractor or BMS contractor, as the case may be, at the same cost charged by such contractor to Landlord or the Board of Managers and (b) performed by Landlord's or the Board of Managers' designated life safety contractor or BMS contractor, as the case may be, at Tenant's cost and expense at the same cost charged by such contractor to Landlord or the Board of Managers. Alterations shall be performed in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord or the Board of Managers in the construction, maintenance, repair or operation of the Unit or the Building; and if any such additional expense shall be incurred by Landlord or the Board of Managers as a result of Tenant's performance of any Alterations, Tenant shall pay the commercially reasonable amount thereof to Landlord or the Board of Managers, as the case may be, within thirty (30) days after demand (including reasonable supporting documentation with respect thereto). Landlord shall endeavor in good faith to identify to Tenant any Additional Charges referred to in the preceding sentence of which Landlord is aware at the time of Landlord's approval of such Alterations, and to minimize the amount thereof, but Landlord shall have no liability to Tenant and Tenant shall not be released from its obligations pursuant to the preceding sentence in the event Landlord is unable or fails so to identify or minimize any such Additional Charges. Throughout the performance of Alterations, Tenant, at its expense, shall carry, or cause to be carried, worker's compensation insurance for all persons employed in connection with such Alterations in statutory limits, all risk "Builders Risk" insurance and general liability insurance, with completed operation endorsement, for any occurrence in or about the Unit or the Real Property, under which Landlord and its managing agent, if any, the Board of Managers, the managing agent of the Common Elements, the owners of any other condominium units in the Building and any Superior Lessor and Superior Mortgagee whose name and address shall previously have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord and the Board of Managers, provided that such limits are obtainable from reputable insurers at commercially reasonable rates and are consistent with limits required with respect to comparable Alterations performed by tenants in Comparable Buildings. Tenant shall furnish Landlord and the Board of Managers with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations.

          11.06. Tenant agrees that it will not knowingly do or permit anything to be done in the Unit or the Building that would violate Landlord's or the Board of Managers' union contracts affecting the Unit or the Building, or create any work stoppage, picketing, labor disruption or dispute or disharmony or any interference with the business of Landlord, the Board of Managers or any tenant or occupant of the Building. Tenant shall immediately stop work or other activity if Landlord or the Board of Managers notifies Tenant in writing that continuing such work or activity would violate Landlord's or the Board of Managers' union contracts affecting the Unit or the Building, or has caused any work stoppage, picketing, labor disruption or dispute or disharmony or any interference (beyond a DE MINIMIS extent) with the business of Landlord, the Board of Managers or any tenant or occupant of the Building. Landlord agrees that it will not knowingly do or permit anything to be done in the Unit or the Building that would violate Tenant's (or Tenant's contractors) union contracts, or create any work stoppage, picketing, labor disruption or dispute or disharmony or any interference with the business of Tenant or any Alterations being performed by Tenant in accordance with the terms and conditions of this lease. Landlord shall immediately stop work or other activity if Tenant notifies Landlord in writing that continuing such work or activity would violate Tenant's (or Tenant's contractors) union contracts, or has caused any work stoppage, picketing, labor disruption or dispute or disharmony or any interference (beyond a DE MINIMIS extent) with the business of Tenant or any Alterations being performed by Tenant in accordance with the terms and conditions of this lease.

          11.07. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with the performance by or on behalf of Tenant of Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant (other than by Landlord or its employees, agents or contractors), which shall be issued by the Department of Buildings of the City of New York or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord and the Board of Managers from and against any and all mechanic's and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant (other than by Landlord or its employees, agents or contractors), including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all reasonable costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty (30) days after notice of the filing thereof (or bond or otherwise remove such lien or encumbrance if Tenant is contesting same in accordance with the terms hereof). Provided that Tenant provides such bonding during the pendency of any contest, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, provided that Tenant shall comply with the provisions of Section 8.02 hereof; provided further, however, that the foregoing provisions of this sentence shall not obviate the need for such satisfaction or discharge of record following the resolution of such contest.

          11.08. Tenant will promptly upon the completion of an Alteration for which Tenant is required to submit to Landlord plans and specifications in accordance with the provisions of Section 11.02 hereof, deliver to Landlord "as-built" drawings or approved shop drawings of any Alterations Tenant has performed or caused to be performed in the Premises, and (a) if any Alterations by Tenant are then proposed or in progress, Tenant's drawings and specifications, if any, for such Alterations and (b) if any Alterations by Landlord for Tenant were performed or are then proposed or in progress, the "as-built" drawings or approved shop drawings, if any, or the drawings and specifications, if any, as the case may be, for such Alterations, in Tenant's possession. Notwithstanding anything to the contrary contained herein, wherever this lease requires the submission of "as-built" drawings or approved shop drawings by Tenant, Tenant may satisfy such obligation by submitting final marked drawings except with respect to Alterations involving the sprinkler/life safety systems of the Building.

          11.09. All fixtures and equipment (other than any FF&E constituting Tenant's Property) installed or used by Tenant in the Premises shall not be subject to UCC filings or other recorded liens. Notwithstanding anything to the contrary contained in this Article 11 or elsewhere in this lease to the contrary, Tenant shall have the right to obtain financing secured by security interests in Tenant's FF&E constituting Tenant's Property (herein called, "TENANT'S COLLATERAL") and the provider of such financing shall have the right to file UCC financing statements in connection therewith, provided and on condition that (a) Landlord shall be under no obligation to preserve or protect Tenant's Collateral, (b) following an event of default by Tenant hereunder the secured party shall be required to reimburse Landlord for Landlord's actual out of pocket costs and expense of storing Tenant's Collateral and repairing any damage to the Premises which occurs during the removal of Tenant's Collateral, and (c) in no event may Tenant grant to any party a security interest in Tenant's leasehold estate or any so-called betterments and improvements to the Premises (in contradistinction to Tenant's Collateral) and the description of the secured property in the UCC financing statements shall specifically

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exclude the foregoing. Landlord agrees to execute and deliver a so called
"RECOGNITION AGREEMENT" with the holder of the security interest in Tenant's Collateral acknowledging the foregoing, provided same is in form and substance reasonably acceptable to Landlord and, if required, the holder of any Superior Mortgage. In addition, Landlord agrees to execute and deliver a document reasonably acceptable to Landlord to protect the position of the holder of the security interest in Tenant's Collateral, sometimes referred to as a so called "LANDLORD'S WAIVER," which includes provisions (i) waiving any rights Landlord may have to Tenant's Collateral by reason of (A) the manner in which Tenant's Collateral is attached to the Building, or (B) any statute or rule of law which would, but for this provision, permit Landlord to distrain or assert a lien or claim any other interest against any such property by reason of any other provisions of this lease against Tenant's Collateral for the nonpayment of any rent coming due under this lease, and (ii) giving the right to the holder of the security interest in Tenant's Collateral, prior to the expiration of this lease or in the event of the earlier termination of this lease, prior to the later of the earlier termination of this lease and fifteen (15) Business Days after Landlord's notice to the holder of the security interest in Tenant's Collateral of Landlord's intent to terminate this lease as a result of Tenant's default hereunder, to remove Tenant's Collateral in the event of a default by Tenant under any agreement between Tenant and the holder of the security interest in Tenant's Collateral, provided Tenant shall remain liable to perform, in accordance with the terms and conditions of this lease, or paying the costs incurred by Landlord in performing, restoration and repairs to any damage to the Building and Premises resulting therefrom. Tenant shall reimburse Landlord as Additional Charges for any and all actual out-of-pocket costs and expenses incurred by Landlord in connection with Landlord's review of any of the foregoing documents.

          11.10. Tenant shall keep records for six (6) years of Tenant's Alterations costing in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars and of the cost thereof. Tenant shall, within thirty (30) days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Unit or the Real Property, or in connection with any proceeding instituted pursuant to Article 8 hereof or for any other bona fide reason or purpose.

          11.11. Landlord agrees and acknowledges that (a) Tenant is currently performing the Alterations described on EXHIBIT C annexed hereto (herein collectively called "TENANT INITIAL ALTERATIONS") and, (b) Tenant shall have the right to continue to perform such Alterations from and after the Commencement Date subject to the applicable provisions of this Article 11; PROVIDED, HOWEVER, that Landlord's prior approval with respect to such Alterations and the drawings, plans and specifications with respect to such Alterations shall not be required.

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                                   ARTICLE 12

                        LANDLORD'S AND TENANT'S PROPERTY

          12.01. (a)    All fixtures, equipment, improvements, ventilation and
air-conditioning equipment and appurtenances attached to or built into the Premises at the commencement of or during the term of this lease, whether or not by or at the expense of Tenant (but excluding Tenant's Property), shall be and remain a part of the Premises, shall, upon the expiration or sooner termination of this lease, be deemed the property of Landlord (without representation or warranty by Tenant) and shall not be removed by Tenant, except as provided in
Section 12.02 hereof. Notwithstanding the foregoing provisions, upon notice to Tenant no later than forty-five (45) days prior to the Expiration Date or upon reasonable notice with respect to such earlier date upon which the term of this lease shall expire, Landlord, subject to the provisions of the last sentence of this Section 12.01, may require Tenant to remove substantially to the condition of the raw space existing prior to their installation (but in no event to the condition existing prior to the installation, unless the condition existing prior to the installation was raw space), any kitchens, cafeterias, vaults, private restrooms (excluding, however, any unisex restrooms installed by Tenant to comply with the requirements of the ADA in lieu of renovating existing core bathrooms), security areas, staircases (other than any staircases existing as of the date of this lease), raised or above-slab reinforced flooring, slab cuts, generators, uninterrupted power supply systems and preaction fire alarm systems and associated equipment, and antennas, satellite dishes and microwave communications facilities and associated equipment, or other items which are substantially as difficult or expensive to remove as any of the foregoing items enumerated in this sentence (herein collectively called "SPECIAL ALTERATIONS"). In such event Tenant shall remove the foregoing from the Premises and the Building prior to the expiration of this lease at Tenant's expense. Upon such removal Tenant shall, at its expense, repair any damage to the affected portion(s) of the Premises, the Unit, the Common Elements or the Building due to such removal. Notwithstanding anything to the contrary contained herein: (i) Tenant may include with any Initial Alterations Request given in accordance with the provisions of Section 11.01 hereof a written request that Landlord designate any Alterations that constitute Special Alterations and which Landlord will require Tenant to remove pursuant to the provisions of this Section 12.01 and
(ii) Landlord shall not have the right to require Tenant to remove any Special Alterations not so designated by Landlord at such time. Any such request made by Tenant must specifically refer to the provisions of this Section 12.01 and the consequences of Landlord's failure to designate any such Alterations as Special Alterations which will be required to be removed by Tenant. Landlord shall not have the right to require Tenant to remove Special Alterations (A) which are already in place as of the Commencement Date or (B) which Landlord does not require Tenant to remove in accordance with the second sentence of this Section
12.01 and Landlord shall not have the right to require Tenant to remove the Tenant Initial Alterations.

                 (b) Notwithstanding anything to the contrary contained in this lease, Landlord and Tenant agree and acknowledge that, until the expiration or sooner termination of this lease, Tenant, for federal, state and local income taxes purposes and for all other purposes shall be deemed the owner of all fixtures, equipment, improvements, ventilation and air conditioning equipment and appurtenances attached to or built into the Premises by Tenant or any Affiliate of Tenant as the owner of the Unit and/or the Building prior to Commencement Date and Tenant may obtain the benefit of such ownership, if any, allowed or allowable with respect thereto hereunder, under applicable law and/or the Internal Revenue Code.

          12.02. All movable partitions, furniture systems, special cabinet work, business and trade fixtures, machinery and equipment, communications equipment (including, without limitation, telephone system, security system and wiring) and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant (and without expense to Landlord with respect to any System Equipment) and can be removed without structural damage to the Unit or the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called "TENANT'S PROPERTY") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Unit or the Building resulting from the installation and/or removal thereof. Notwithstanding the foregoing, any System Equipment for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord. For purposes hereof, the term "SYSTEM EQUIPMENT" shall mean equipment which provides services or upgraded services to the Premises, such as (i) supplemental air conditioning equipment,
(ii) electrical submeters, switchboards and other electrical distribution equipment and (iii) uninterrupted power supply systems.

          12.03. At or before the Expiration Date of this lease (or within thirty (30) days after any earlier termination of this lease, which thirty (30) day period shall be extended to sixty (60) days with respect to any early termination of this lease at Landlord's election for reasons other than Tenant's default hereunder) Tenant, at its expense, shall remove from the Premises all of Tenant's furniture, equipment and other moveable personal property not affixed or attached to the Premises (except for such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Unit or the Building resulting from any installation and/or removal of Tenant's Property.

          12.04. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this lease, or within thirty (30) days (or sixty (60) days if such thirty (30) day period has been extended in accordance with the provisions of Section 12.03 hereof) following an earlier termination date, may at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall reasonably determine, and Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket expenses in connection therewith.

                                   ARTICLE 13

                             REPAIRS AND MAINTENANCE

          13.01. Tenant shall, at its expense, throughout the term of this lease, take good care of and maintain in good order and condition the Premises and the fixtures and improvements therein including, without limitation, the property which is deemed Landlord's pursuant to Section 12.01 hereof and Tenant's Property, except as otherwise expressly provided in this Section 13.01. Subject to the provisions of Article 19 hereof relating to damage or destruction and Article 20 hereof relating to condemnation, Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Premises (expressly excluding any items of repair and maintenance for which Landlord is responsible in accordance with the express provisions of this lease and to the extent arising from Landlord's negligence or willful misconduct), and shall be responsible for the cost of all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Unit and the Building and the facilities and systems thereof, the need for which arises out of (a) the performance or existence of Alterations, (b) the installation, use or operation of the property which is deemed Landlord's, pursuant to Sections 12.01 and 12.02 hereof and Tenant's Property, (c) the moving of the property which is deemed Landlord's pursuant to Sections 12.01 and
12.02 hereof and Tenant's Property in or out of the Unit or the Building, (d) except to the extent covered by insurance required to be carried by Landlord pursuant to Article 9 hereof, the act, omission (where an affirmative duty to act exists), misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees or (e) design flaws in any of Tenant's plans and specifications regardless of the fact that such Tenant's plans may have been approved by Landlord. Tenant, at its expense, shall be responsible for all repairs, maintenance and replacement of wall and floor coverings and doors in and to the Premises and for all the repair, maintenance and replacement of all horizontal portions of the systems and facilities of the Unit and the Building within or exclusively serving the Premises (except for the perimeter HVAC units, for which the repair, maintenance and replacement thereof shall be Landlord's responsibility) to the point at which they connect to the vertical portions of the Building systems, including without limitation the sanitary and electrical fixtures and equipment therein. All repairs in or to the Premises for which Tenant is responsible shall be promptly performed by Tenant in a manner which will not interfere (except to a DE MINIMIS extent) with the use of the Unit or the Building by other occupants; PROVIDED, HOWEVER, any repairs in and to the Unit or the Building (outside of the Premises) and the facilities and systems of the Unit or the Building for which Tenant is responsible shall be performed by Landlord or the Board of Managers at Tenant's expense which expense shall be commercially reasonable; but Landlord may, at its option, before commencing (or causing the Board of Managers to commence) any such work or at any time thereafter, require Tenant to furnish to Landlord such security, in form and amount as Landlord or the Board of Managers shall reasonably deem necessary to assure the payment for such work by Tenant; PROVIDED, HOWEVER, that Tenant shall have no obligation to provide any such security if Tenant is a Citi Tenant, or if any other Tenant and/or the Tenant Guarantor of any other Tenant shall then have a net worth, determined in accordance with GAAP, of not less than the lesser of (A) one hundred (100) times the reasonably estimated cost of such work and (B) the Minimum Net Worth. The exterior walls of the Unit and the Building, the portions of any window sills outside the windows, and the windows are not part of the Premises and Landlord reserves all rights to such parts of the Unit and, subject to the provisions of the Declaration, the Board of Managers reserves all rights to such parts of the Building outside the Unit, and Landlord shall keep (or shall cause the Board of Managers to keep) such portions of the Building and the Unit in good first-class condition and repair consistent with Comparable Buildings (except to the extent, if any, that Tenant is responsible for any such repairs pursuant to any express provision of this lease). Notwithstanding the foregoing provisions of this Section 13.01, Tenant shall not be responsible for repairs to or replacements of any structural elements of the Unit or the Building or to the vertical portions of Building systems or facilities serving the Premises (I.E., excluding horizontal extensions of or Alterations to such Building systems or facilities, such as electrical or HVAC distribution within the Premises except as otherwise provided herein), except to the extent the need for such repairs or replacements arises from the matters set forth in clauses
(a), (b), (c), (d) or (e) of the second sentence of this Section 13.01 or from the negligence or willful misconduct of Tenant, its employees, agents or contractors; PROVIDED, HOWEVER, that Tenant's obligation to pay for any such repairs shall be subject to the provisions of Section 9.04 hereof if and to the extent that the provisions of said Section 9.04 are applicable to the repair in question and the cost of such repair is covered by insurance required to be maintained by Landlord or the Board of Managers.

          13.02. Tenant shall give Landlord reasonably prompt notice of any defective condition in any plumbing, heating, air-conditioning or ventilation system or electrical lines located in, servicing or passing through the Premises of which it has actual knowledge. Following such notice (or following such earlier time as Landlord obtains actual knowledge of any such defective condition), Landlord shall remedy (or shall cause the Board of Managers to remedy) the conditions, but at the reasonable expense of Tenant if Tenant is responsible for same under the provisions of this Article 13. Tenant shall have the right, at its sole cost and expense, but subject to the provisions of
Article 11 hereof (if and to the extent applicable), to repair Tenant's supplemental HVAC system.

          13.03. Except as otherwise expressly provided in this lease, including, without limitation, Section 35.04 hereof, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury arising from Landlord's or the Board of Managers' making any repairs or changes which Landlord or the Board of Managers is required or permitted by this lease, or required by law, to make in or to the fixtures, equipment or appurtenances of the Unit, the Building or the Premises; PROVIDED, HOWEVER, that Landlord shall use (or shall cause the Board of Managers to use) commercially reasonable efforts to make such repairs and changes at such times and in such manner as to minimize interference with the conduct of Tenant's business in the Premises, provided that neither Landlord nor the Board of Managers shall be required to perform any such work on an overtime or premium-pay basis (except in the case of an emergency) unless Tenant requests same and reimburses Landlord or the Board of Managers, as the case may be, for the actual, incremental, reasonable, out-of-pocket costs in connection therewith.

          13.04. (a)    Landlord shall, at its sole cost and expense, but
subject to the provisions of this lease (including, without limitation, Article 3 hereof), keep, maintain, repair and replace (or cause the Board of Managers to keep, maintain, repair and replace) the public portions, common areas and structural elements of the Unit and, except to the extent covered by insurance required to be carried by Tenant pursuant to Article 9 hereof, any damage to the Premises resulting from Landlord's negligence or willful misconduct, and shall cause the Board of Manager to keep, maintain and repair the public portions, common areas and structural elements and the facade of the Building and the Building systems and facilities, to the extent that such systems and facilities affect the Premises, in good working order, and Landlord shall operate the Unit, and shall cause the Board of Managers to operate the Common Elements and the Building systems and facilities, in a manner consistent with the operation of a first-class office building in accordance with standards then prevailing in Comparable Buildings. All repairs in or to the Premises, the Unit or the Building for which Landlord or the Board of Managers is responsible pursuant to this lease shall be promptly performed in accordance with the proviso of Section
13.03 above. Landlord shall give Tenant not less than thirty (30) days' prior notice (except in an emergency, in which case Landlord shall give such advance notice, if any, as is reasonable under the circumstances) of any work which Landlord or the Board of Managers proposes to perform in or about the Unit or the Building which would result in the stoppage, interruption or reduction of services to the Premises (except for DE MINIMIS stoppages, interruptions or reductions during times other than Regular Building Service Hours) or otherwise reasonably be expected to have an adverse affect on Tenant's use and enjoyment of the Premises. Notwithstanding any provision of this Section 13.04 to the contrary, Landlord or the Board of Managers, as the case may be, shall be required to perform all maintenance, repairs, and replacements as referred to in this Section 13.04 during non-Regular Building Service Hours if the nature of any such maintenance, repair or replacement is such as to customarily be performed by landlords in Comparable Buildings during non-Regular Building Service Hours. Tenant shall accept performance by the Board of Managers (or its agents and contractors) on behalf of Landlord of any obligation on Landlord's part to be performed under this lease, including repair and maintenance obligations without waiving any of Tenant's rights against Landlord.

                 (b) In addition to the foregoing, Landlord shall, at its sole cost and expense, but subject to the provisions of this lease (including, without limitation, Article 3 and Section 13.04(a) hereof) keep, maintain, repair and replace (or cause the Board of Managers to keep, maintain, repair and replace) the Building escalator which connects the 12th and 13th floor levels of the Building and the two (2) escalators which connect the lobby of the Building to the Mezzanine Premises (herein collectively called the "ESCALATOR") in good working order, and Landlord shall operate (or cause the Board of Managers to operate) the Escalator in a manner consistent with the operation thereof as of the date of this lease.

                                   ARTICLE 14

                                   ELECTRICITY

          14.01. Except as otherwise provided in this Article 14, on and after the Commencement Date, Landlord shall supply electricity to the Premises on a submetered basis in accordance with this Section 14.01 using submeters heretofore installed in the Premises or installed by Landlord at Tenant's sole cost and expense (herein called "TENANT'S METERS"), which Tenant's Meters shall measure the electricity consumed by Tenant in the Premises then leased by Tenant hereunder, excluding any electricity consumed in connection with the production of base building HVAC or any other services that Landlord is required to provide to the Premises in accordance with the terms of this lease. The amounts to be charged to Tenant by Landlord per kilowatt (herein called "KW") and kilowatt hour (herein called "KWHR") pursuant to this Article 14 for electricity consumed within the Premises (and by any equipment installed by Tenant outside of the Premises) shown on Tenant's Meters shall be one hundred (100%) percent of the average amount (herein called "LANDLORD'S RATE") at which Landlord from time to time purchases each KW and KWHR of electricity for the same period from the utility company, including all surcharges, taxes, fuel adjustments and sales taxes and charges regularly passed on to customers by the public utility and other sums payable in respect thereof to the public utility for the supply of electric energy to Landlord for the entire Building (which would include the utility time of day rate or similar provisions affecting the utility service classification applicable to the Building) as more specifically set forth below. Tenant and its authorized representative may have access to Tenant's Meters from time to time during the term of this lease (but not more frequently than once per month) on at least one (1) day's request (which need not be in writing) for the purpose of verifying Landlord's meter readings. To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees, contractors and/or authorized representatives for the duration of Tenant's access to Tenant's Meters,

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Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof. The amount paid by Landlord per KW and KWHR shall be determined by dividing Landlord's total bill from the utility company for each period by the total KWs and KWHRs, respectively, consumed by the Building as shown by said bill (herein called the "QUOTIENT"), and the charge to Tenant pursuant to this Article 14 for electricity consumed within the Premises (and by any equipment installed by Tenant outside of the Premises) in the event of submetering shall be calculated by multiplying the electricity consumed by Tenant within such period by the Quotient (and multiplying the resultant product by one hundred (100%) percent). Upon Tenant's request, Landlord shall provide Tenant with copies of Landlord's bills from the utility company for purposes of allowing Tenant to confirm Landlord's Rate and Landlord's calculations of the charges payable by Tenant under this Article 14. In addition to the foregoing, Tenant shall reimburse Landlord for (a) Landlord's reasonable actual out-of-pocket costs to read such meters and to calculate the amounts to be billed to Tenant hereunder, provided that the costs are commercially reasonable, and (b) the actual out-of-pocket cost of keeping the meter(s) and related equipment exclusively serving the Premises in good working order and repair (which may include calibration of the meters), provided that the costs of any contractors retained by Landlord to perform such repair, maintenance and calibration is reasonable. If there is more than one (1) Tenant's Meter serving the Premises, such Tenant's Meters shall be read "in conjunction" as if there was only one such meter; it being the intent of Landlord and Tenant that Landlord is to make no profit or markup (but incur no loss) on the furnishing of electricity to the Premises. Tenant shall pay Landlord the foregoing amounts within thirty (30) days after Landlord bills Tenant therefor, which bills shall be rendered on a monthly basis.

          14.02. (a)    If, at any time during the term of this lease, Landlord
is prohibited by Legal Requirements or the requirements of the New York State Public Service Commission from supplying and charging for electricity on a submetered basis strictly in accordance with the provisions of Section 14.01 hereof, including by reason of the imposition of any tax, tariff or other cost on Landlord which under applicable Legal Requirements Landlord is not permitted to pass through in full on the basis contemplated by Section 14.01 hereof, then, at Landlord's option (subject to the provisions of the last sentence of Section
14.05 hereof) Landlord shall supply electricity to the Premises (i) on a direct supply basis pursuant to Section 14.02(e) hereof unless prohibited by Legal Requirements or the requirements of the New York State Public Service Commission from doing so, or (ii) on a rent inclusion basis pursuant to Section 14.02(b) hereof.

                 (b)    (i)     During any period in which electricity is to be
supplied to the Premises on a rent inclusion basis, Landlord shall furnish electricity to the

Premises (or such portion of Tenant's electric consumption, as the case may be) on the basis that Tenant's consumption (KW and KWHR) of electricity shall be measured by electric survey made from time to time by Landlord's consultant. Pending an initial survey made by Landlord's consultant, effective as of the date when Landlord has commenced furnishing electricity to Tenant pursuant to this Section 14.02(b) (with suitable proration for any period of less than a full calendar month), the Fixed Rent (with respect to the portion of the Premises so affected) shall be increased by an amount (the "INITIAL CHARGE") equal to the average of the prior twelve (12) months' charges for submetered electric. After completion of the electrical survey made by Landlord's consultant of Tenant's consumption (KW and KWHR) of electricity, said consultant shall apply one hundred (100%) percent of Landlord's Rate to arrive at an amount (herein called the "ACTUAL CHARGE") and the Fixed Rent shall be appropriately adjusted (increased or decreased) retroactively to reflect any amount by which the Actual Charge exceeds the Initial Charge or the Initial Charge exceeds the Actual Charge, as the case may be. If the Actual Charge exceeds the Initial Charge, Tenant shall pay that portion of such amount which would have been paid to the date of the determination of the Actual Charge within thirty (30) days after being billed therefor; if the Initial Charge exceeds the Actual Charge, Tenant shall be entitled to a credit against installments of the Actual Charge thereafter coming due in an amount equal to the overpayments made by Tenant up to the date of the determination of the Actual Charge. Thereafter and from time to time during the term of this lease, Landlord may cause additional surveys of Tenant's electrical usage to be made by Landlord's consultant, the commercially reasonable cost of which (A) shall be shared by Tenant and Landlord equally in the case of the first survey done in each twelve (12) month period and (B) shall be borne solely by Landlord for each survey thereafter, and any increase or decrease in the Actual Charge resulting from such subsequent survey shall be effective as of the date such survey is conducted. Tenant from time to time (but not more frequently than twice during each twelve (12) month period occurring during the term of this lease) may require Landlord to have a survey made of Tenant's electrical usage (which survey Landlord shall use reasonable efforts to have performed within thirty (30) days after its receipt of notice from Tenant requiring such survey to be performed), and the commercially reasonable fees of Landlord's consultant making such survey(s) at Tenant's request shall be paid by Tenant. If any survey requested by Tenant shall determine that there has been an increase or decrease in Tenant's usage of electricity, then effective as of the date such survey is conducted, the then current Actual Charge to Tenant by reason of the furnishing of electricity to Tenant shall be increased or decreased in accordance with such survey determination.

                        (ii) If from time to time after the initial survey or a subsequent survey any additional electrically operated equipment is installed in the Premises by Tenant, or if Tenant shall increase its hours of operation, or if the charges by the utility company supplying electric current to Landlord are increased or decreased after the date thereof, then and in any of such events the monthly charge shall be increased or decreased accordingly on account of such additional electricity consumed by such newly installed electrically operated equipment and/or increase in Tenant's hours of operation and/or on account of such increased or decreased Landlord's Rate. The amount of such increase or decrease in the monthly charge shall be determined in the first instance by Landlord's consultant. In addition, the monthly rate will be increased or decreased quarterly in accordance with calculations by Landlord's consultant to reflect changes in the fuel adjustment component of the utility company charge. Tenant shall pay the amount of any increase in the monthly charge retroactively (subject to Tenant's right to contest in the same manner as provided in Section 14.02(d) hereof) from the date of the installation of all newly installed electrically operated equipment and/or from the date when the increased charges to Landlord from the utility company become effective and/or from the date of any increase in Tenant's hours of operation, as the case may be, such amount to be paid promptly upon billing therefor by Landlord. In the event that Tenant either
     (A) decreases its hours of operation or (B) removes or changes existing equipment in the Premises, Tenant may request a survey of its electrical usage in accordance with the provisions of Section 14.02(b)(i) hereof.

                 (c) All survey determinations (including the first survey made by Landlord's consultant) shall be subject to contest by Tenant as provided in Section 14.02(d) hereof. Surveys made of Tenant's electrical consumption shall be based upon the use of electricity between the hours of 8:00 a.m. to 6:00 p.m., Mondays through Fridays, and such other days and hours when Tenant (or Tenant's agents, employees and/or contractors) uses electricity for lighting and for the operation of the machinery, appliances and equipment used by Tenant in the Premises.

                 (d) If electricity shall be furnished to Tenant as contemplated in Section 14.02(b)(i), then Tenant, within sixty (60) days after notification from Landlord of the determination of Landlord's utility consultant, shall have the right to contest such determination by submitting to Landlord a like survey determination prepared by a utility consultant of Tenant's selection, which will highlight the differences between Landlord's survey and Tenant's survey. If Landlord's consultant and Tenant's consultant shall be unable to reach agreement within thirty (30) days, then such two consultants shall designate a third consultant to make the determination, and the determination of such third consultant shall be binding and conclusive on both Landlord and Tenant. If the determination of such third consultant shall substantially confirm the findings of Landlord's consultant (I.E., within five (5%) percent), then Tenant shall pay the cost of such third consultant. If such third consultant shall substantially confirm the determination of Tenant's consultant (I.E., within five (5%) percent), then Landlord shall pay the cost of such third consultant. If such third consultant shall make a determination substantially different from that of both Landlord's and Tenant's consultants (or is within five (5%) percent of both such determinations), then the cost of such third consultant shall be borne equally by Landlord and Tenant. In all events described in this Section 14.02(d), Tenant shall be responsible for the costs of its consultant and shall reimburse

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Landlord for fifty (50%) percent of the commercially reasonable costs of the first survey made by Landlord's consultant in each twelve (12) month period occurring during the term of this lease (in accordance with the provisions of Section 14.02(b)(i)) within thirty (30) days after presentation by Landlord of an invoice evidencing such costs. If Landlord's consultant and Tenant's consultant shall be unable to agree upon the designation of a third consultant within thirty (30) days after Tenant's consultant shall have made its determination (different from that of Landlord's consultant), then either party shall have the right to request The Real Estate Board of New York, Inc. (or, upon their failure or refusal to act, the AAA) to designate a third consultant whose decision shall be conclusive and binding upon the parties, and the costs of such third consultant shall be borne as hereinbefore provided in the case of a third consultant designated by the Landlord's and Tenant's consultants. Pending the resolution of any contest pursuant to the terms hereof, Tenant shall pay the Additional Charge on account of electricity determined by Landlord's consultant, and upon the resolution of such contest, appropriate adjustment (and credit in favor of Tenant, if applicable) in accordance with such resolution of such Additional Charge payable by Tenant on account of electricity shall be made retroactive to the date of the determination of Landlord's consultant.

                 (e) During any period in which electricity is to be supplied to the Premises on a direct supply basis, Tenant shall, subject to the last sentence of Section 14.05 hereof, obtain and pay for electricity directly from the public utility company furnishing electricity to the Unit. Notwithstanding anything contained in this Article 14 to the contrary, if use of the Building's or the Unit's wires, risers, conduits, feeders and switchboards would be required for the Premises to receive electricity directly from the public utility company, then Tenant shall have the right to such use at no charge; PROVIDED, HOWEVER, that all meters and all additional panel boards, feeders, risers, wiring and other conductors or equipment, if any, that may be required to obtain such electricity shall be installed by Landlord at Tenant's reasonable and actual out-of-pocket expense.

          14.03. Notwithstanding anything to the contrary contained in this lease, Tenant shall have the right to apply to an electrical utility company selected by Tenant (which selection shall be subject to Landlord's and the Board of Managers' consent, not to be unreasonably withheld or delayed, if such utility company is not already servicing one or more tenants of the Building) for direct electric service. Landlord shall cooperate with Tenant in connection with Tenant's obtaining direct electric service, and shall reasonably promptly execute and deliver any applications, reports or related documents as may be requested by Tenant in connection therewith, provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses, and further provided that Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation. From and after the date on which such direct electricity is provided to

Tenant, Landlord shall be relieved of any further obligation to furnish electricity to Tenant pursuant to this Article 14, except Landlord shall permit its wires, conduits and electrical equipment to be used for such purpose to the extent that the electricity supplied to Tenant on a direct basis does not exceed five (5) watts demand load per rentable square foot or such greater amount of electricity being supplied to the Premises as of the date of this lease or any date on which additional space is added to the Premises, exclusive of the electricity consumed by base building services (including, without limitation, base building HVAC) provided to the Premises. Any additional riser or risers or feeders or service, to the extent available and reasonably feasible, to supply Tenant's electrical requirements will be installed by Landlord (or the Board of Managers', if applicable), at the sole cost and expense of Tenant (which shall constitute Landlord's (or the Board of Managers', if applicable) actual, reasonable out-of-pocket costs incurred in connection therewith), if in Landlord's (or the Board of Managers', if applicable) reasonable judgment the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or unreasonably interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord (or the Board of Managers, if applicable) will also, at the sole cost and expense of Tenant (which shall constitute Landlord's (or the Board of Managers', if applicable) actual, reasonable out-of-pocket costs incurred in connection therewith), install all other equipment proper and necessary in connection therewith, subject to the aforesaid terms and conditions, and subject to Landlord's (or the Board of Managers', if applicable) prior approval of Tenant's plans therefor which shall not be unreasonably withheld or delayed.

          14.04. Landlord shall make available to the Premises electrical energy with an average capacity of not less than five (5) watts per rentable square foot demand load, exclusive of the electricity consumed by base building services (including, without limitation, base building HVAC) provided to the Premises (herein called the "BASIC CAPACITY"). Tenant covenants and agrees that at all times its installations and use of electricity shall not exceed an average of five (5) watts per rentable square foot demand load. If Tenant requests additional power in addition to such five (5) watts per rentable square foot demand load, then if and to the extent allocated power is available in the Building for use by Tenant, taking into account other present and reasonably anticipated future requirements therefor, Landlord shall, at Tenant's cost and expense (provided that such costs and expenses are reasonable, actual and out-of-pocket), provide and install in conformity with law any additional riser or risers and/or any and all switch or switches to connect additional power to the Premises, and Tenant agrees to pay Landlord's actual, reasonable out-of-pocket cost of installing such additional risers, switches and related equipment. If such additional power is not available, then upon Tenant's request, Landlord, at Tenant's sole cost and expense (provided that such costs and expenses are reasonable, actual and out-of-pocket), shall take such steps as may be reasonably available to obtain additional power from the utility company. To the extent that any floor of the Premises is serviced by an amount of electricity which exceeds the amount required by the New York City Building Code (herein called the "CODE"), Tenant shall have the right to redistribute such excess capacity to other floors of the Premises. Notwithstanding anything to the contrary contained in this lease, there shall be no reduction in amount of electricity supplied to Premises as of the date of this lease or any date additional space is added to the Premises.

          14.05. If Landlord shall at any time during the term of this lease elect to solicit bids from alternate energy providers for the supply of electric energy to the Unit and/or the Building, Landlord shall notify Tenant of such election and Landlord shall also solicit bids from any reliable provider(s) suggested by Tenant; PROVIDED, HOWEVER, that Landlord shall have no obligation to award the contract to Tenant's suggested provider. If Landlord (or any other Unit Owner) shall grant any other office tenant of the Unit and/or the Building the right to obtain electricity on a direct supply basis from the public utility supplying electricity to the Building or from an alternate energy provider of that tenant's choosing, Landlord shall thereafter permit Tenant to obtain electricity on a direct supply basis from any provider reasonably selected by Tenant and approved by Landlord in its reasonable discretion.

          14.06. Any rebates paid to or discounts received by Landlord from Con Edison (or any other utility or governmental entity providing such rebates or discounts) as the result of energy-saving fixtures and equipment installed in the Premises by Tenant shall be paid to Tenant by Landlord promptly after receipt by Landlord thereof. Landlord shall cooperate with Tenant in connection with applying to Con Edison (or any other utility or governmental entity providing such rebates or discounts) for such rebates or discounts, but Landlord shall incur no cost or expense in connection with such cooperation unless Tenant agrees to reimburse Landlord for such monies.

                                   ARTICLE 15

                               LANDLORD'S SERVICES

          15.01. Landlord shall at all times during the term of this lease operate the Building in a manner that is consistent with the standards befitting a first-class office building in Midtown Manhattan, which shall include, without limitation, the provision of the services and utilities hereinafter set forth in this Article 15, without additional charge to Tenant, except as may be expressly set forth below (provided however that the foregoing shall not be deemed to prohibit Landlord from including the costs of any such services or utilities in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof). Tenant hereby acknowledges that, as of the date of this lease, the Building is operated in a manner that is consistent with the standards befitting a first-class office building in Midtown Manhattan prevailing as of the date of this lease; PROVIDED, HOWEVER that the foregoing shall not be deemed to relieve Landlord from its obligation to operate the Building in a manner consistent with the standards befitting a first-class office building in Midtown Manhattan, as such standards may change from time to time during the term of this lease.

                 (a) Landlord will provide from and after the Commencement Date with respect to each floor of the Premises the following services to the Premises in the manner hereinafter more particularly set forth: (i) heat, ventilation and air conditioning; (ii) elevator service (except that passenger elevator service will not be provided to floors which are under construction or which are not occupied); (iii) domestic hot and cold water; and (iv) cleaning (except that cleaning will not be provided to floors which are under construction or which are not occupied).

                 (b) As used herein, the terms "REGULAR BUILDING SERVICE HOURS" shall mean the hours between 8:00 a.m. and 6:00 p.m. on Mondays through Fridays and the hours between 8:00 a.m. and 1:00 p.m. on Saturdays, and "REGULAR BUILDING SERVICE DAYS" shall mean all days on which the New York Stock Exchange is open for business and Saturdays.

          15.02. (a)    Intentionally Omitted.

                 (b) If Landlord shall make steam available for Tenant's use within the Premises for any additional heating or permitted kitchen use, the cost of such steam as well as the cost of piping and other equipment or facilities required to supply steam to and distribute steam within the Premises shall be paid by Tenant. Landlord may install and maintain at Tenant's expense, meters to measure Tenant's consumption of steam and Tenant shall reimburse Landlord, within thirty (30) days after demand, for the quantities of steam shown on such meters at Landlord's reasonable charges, which charges to Tenant under this Section 15.02(b) are in no instance intended to include any profit or premium payable to Landlord for providing such service.

                 (c)    (i)     Landlord shall provide, and Tenant shall have
the use of, sufficient passenger elevator service to each floor of the Premises at all times in accordance with the standards set forth in EXHIBIT P annexed hereto. Annexed hereto as EXHIBIT P is a description of the Building passenger elevator system that services the Premises as of the date of this lease. Landlord will notify Tenant before modifying the Building passenger elevator system that services the Premises, but Landlord may implement any modifications to such system in its sole judgment provided that the modifications shall not reduce the level of elevator service furnished to the Premises as contemplated in EXHIBIT P and provided further that such modifications shall be befitting a Comparable Building (I.E., the Building passenger elevator system that services the Premises shall at all times be operated in accordance with acceptable industry standards befitting a Comparable Building).

                        (ii) At any time or times all or any of the elevators in the Building may, at the option of Landlord, be manual and/or automatic elevators, and Landlord shall be under no obligation to furnish an elevator operator for any automatic elevator. If Landlord shall at any time or times furnish any elevator operator for any automatic elevator, Landlord may discontinue furnishing such elevator operator without any diminution, reduction or abatement of rent.

                        (iii) In addition to the foregoing passenger elevators, Tenant shall have exclusive use of two (2) existing "customer" elevators located in the elevator bank on the 53rd Street side of the Park Avenue lobby of the Building, as more particularly shown on EXHIBIT Q annexed hereto (herein collectively called the "PRIVATE ELEVATOR"), and Landlord shall (A) reprogram the Private Elevator (at Tenant's cost and expense, which shall be Landlord's actual out-of-pocket cost) so that it will not service any floors located outside the Premises except for the Building lobby (and Tenant will make appropriate security arrangements with respect to having the Private Elevator service the Building lobby, which may include a protocol for security arrangements to be used for occasional service to the Building lobby, subject to Landlord's prior written approval thereof, not be unreasonably withheld, conditioned or delayed), and (B) reprogram the other elevators located within such elevator bank so that they will not service any floors located in the Premises. Tenant shall comply with any reasonable security requirements established by Landlord or the Board of Managers in connection with Tenant's use of the Private Elevator. The provisions of Section 18.02 hereof shall apply with full force and effect to the Private Elevator as if the Private Elevator were a part of the Premises. Landlord makes no warranty or representation whatsoever with respect to the Private Elevator, including, without limitation, as to its condition or fitness for Tenant's intended purpose.

                        (iv) Landlord shall provide freight elevator service to the Premises on a first come-first served basis (I.E., no advance scheduling) during Regular Building Service Hours of Regular Building Service Days. Freight elevator and loading dock service shall also be provided to the Premises on a reserved basis at all other times, at a cost, which shall be Additional Charges hereunder, of $46.00 per hour for the freight elevator and $30.00 per hour for security, if requested by Tenant except with respect to loading docks of the Building where security at all times is required hereunder and with respect to such other instances where security is deemed reasonably required by Landlord (which hourly rates shall be subject to annual increases commencing January 1, 2004 by the same percentage increase, if any, which occurs in the Consumer Price Index from September of the preceding year to the month of September during the year in which such increase is being made). Notwithstanding anything to the contrary contained herein, Tenant may request, in accordance with the applicable provisions of this Article 15, freight elevator service and security in half-hour increments. If and to the extent a Legal Requirement is promulgated after the date of this lease which restricts the hours or permissible location of freight delivery in the City of New York, then, in such event, Landlord shall reasonably modify the hours of operation of the Building freight elevator service as a result of any such Legal Requirement to reflect the then normal business practice in the real estate industry in the City of New York with respect to Comparable Buildings.

          Notwithstanding anything to the contrary contained in this lease, Tenant shall have the use, after reasonable prior notice to Landlord, of the freight elevators, loading docks, required security, lifts, necessary Building access corridors and other necessary Building service areas as reasonably required by Tenant, at the costs set forth in Section 15.02(c)(iv) hereof, for the delivery of construction materials during the course of the completion of Tenant's Alterations with respect to the 4th floor of the Premises and the Mezzanine Premises and after the completion of such Alterations for the movement of FF&E. Such elevators shall be available for Tenant's use on a priority (but not exclusive) basis taking into account the reasonable needs of Landlord and other tenants and occupants of the Building on a day-to-day basis. Tenant or Tenant's contractor shall coordinate Tenant's use of such elevators with Landlord and any other tenant or occupant or other tenant's or occupant's contractors then using, or intending to use, such elevators. At Tenant's election, Tenant shall have the right, at its sole cost and expense, to provide a security guard for such elevators and loading docks in connection with Tenant's use thereof, provided that the use of such security guard shall not violate Landlord's or the Board of Managers' union contracts affecting the Unit or the Building, or create any work stoppage, picketing, labor disruption or dispute or disharmony or any interference with the business of Landlord, the Board of Managers or any tenant or occupant of the Building. Tenant shall immediately discontinue the use of such security guard if Landlord or the Board of Managers notifies Tenant in writing that continuing such work or activity would violate Landlord's or the Board of Managers' union contracts affecting the Unit or the Building, or has caused any work stoppage, picketing, labor disruption or dispute or disharmony or any interference (beyond a DE MINIMIS extent) with the business of Landlord, the Board of Managers or any tenant or occupant of the Building.

                        (v) Except as set forth to the contrary above, the use of all elevators shall be on a non-exclusive basis and shall be subject to the Building Rules and Regulations.

                 (d) Landlord shall provide hot and cold water for ordinary lavatory, drinking, cleaning, pantry, cafeteria and dining facility purposes only (except as otherwise set forth in Section 15.03 hereof) at no additional charge to Tenant, except as hereinafter provided. Landlord shall supply water to any dining facilities (including any cafeteria) located in the Premises and any other portion of the Premises that Tenant is using, or plans to use, for an ancillary use if such ancillary use will result, in Landlord's reasonable judgment, in the consumption of water in amounts greater (other than to a DE MINIMIS extent) than general office use would (any such space, including the dining facility, herein called the "WATER METERED SPACE") on a metered basis using meters heretofore installed in the Premises or installed by Landlord at Tenant's sole cost and expense (herein called the "WATER METERS"), which Water Meters shall measure the water consumed by Tenant in such Water Metered Space. The amounts to be charged to Tenant by Landlord per gallon of water consumed within the Water Metered Space as shown on the Water Meters shall be one hundred (100%) percent of the average amount (herein called the "LANDLORD'S WATER RATE") at which Landlord from time to time purchases each gallon of water for the same period from the utility company, including all surcharges, taxes and sales taxes and charges regularly passed on to customers by the public utility and other sums payable in respect thereof to the public utility for the supply of water to Landlord for the entire Building as more specifically set forth below. Tenant and its authorized representative may have access to the Water Meters from time to time during the term of this lease (but not more frequently than once per month) on at least one (1) day's request (which need not be in writing) for the purpose of verifying Landlord's meter readings. To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees, contractors and/or authorized representatives for the duration of Tenant's access to the Water Meters, Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof). The amount paid by Landlord per gallon of water shall be determined by dividing Landlord's total bill from the utility company for each period by the total number of gallons consumed by the Building as shown by said bill (herein called the "WATER QUOTIENT"), and the charge to Tenant pursuant to this Section 15.02(d) for water consumed within such Water Metered Space shall be calculated by multiplying the water consumed by Tenant within such period by the Water Quotient. Upon Tenant's request, Landlord shall provide Tenant with copies of Landlord's bills from the utility company for purposes of allowing Tenant to confirm Landlord's Water Rate and Landlord's calculations of the charges payable by Tenant under this Section 15.02(d). In addition to the foregoing, Tenant shall reimburse Landlord for (i) Landlord's reasonable actual out-of-pocket costs to read the Water Meters and to calculate the amounts to be billed to Tenant hereunder, provided that the costs are commercially reasonable, and (ii) the actual out-of-pocket cost of keeping the Water Meters and related equipment serving Tenant's Water Metered Space in good working order and repair (which may include calibration of the Water Meters), provided that the costs of any contractors retained by Landlord to perform such repair, maintenance and calibration are commercially reasonable and provided further that to the extent that any such Water Meters and related equipment serving the Water Metered Space shall also serve portions of the Building other than the Premises, the costs of such repair, maintenance and calibration shall be appropriately prorated. Tenant shall pay Landlord the foregoing amounts within thirty (30) days after Landlord bills Tenant therefor as Additional Charges, which bills shall be rendered on a monthly basis.

                 (e)    (i)     Landlord shall, at no charge to Tenant, remove
Tenant's ordinary office refuse and rubbish, clean the interior and exterior windows of the Premises (subject to the provisions of the third sentence of this Section 15.02(e)(i)) not less frequently than once every year, and provide office cleaning services in accordance with the cleaning specifications annexed hereto as EXHIBIT F (herein called the "CLEANING SPECIFICATIONS") on Mondays through Fridays (exclusive of days recognized as holidays under the applicable union contracts with respect to cleaning services). The cleaning services described on the Cleaning Specifications, exclusive of exterior window cleaning are sometimes hereinafter described as "STANDARD TENANT CLEANING". Tenant shall pay to Landlord within thirty (30) days after demand the actual out-of-pocket costs incurred by Landlord (without profit or markup) for cleaning work or rubbish removal in the Premises above the level described in the Cleaning Specifications. Notwithstanding anything contained in EXHIBIT F or in this
Section 15.02(e) to the contrary, any cleaning work in the Premises required because of (A) the removal from the Premises of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy, including refuse accumulated in dining facilities, or (B) cleaning of any portions of the Premises used for dining facilities, pantries, day care facilities, fitness centers, medical or health facilities or other special purposes if and to the extent that such cleaning includes greater or more difficult cleaning work (including removal of refuse and rubbish) than office areas shall, at Tenant's option, (1) be performed by Landlord, provided that Landlord's cleaning contractor is willing to provide the same, and provided further that Tenant shall pay to Landlord, as Additional Charges under this lease, the costs incurred by Landlord for such cleaning or (2) constitute Extra Cleaning under
Section 15.02(e)(iii) hereof. Landlord shall not be required to provide janitorial services for portions of the Premises used exclusively for a confidential document room as designated by Tenant from time to time. Landlord shall instruct its cleaning contractor to require the employees of such cleaning contractor to keep the entry doors to the Premises locked when they are performing cleaning services and to turn off the lights in the Premises when they have completed performing cleaning services, in each case provided that Tenant is not then conducting business from the Premises after Regular Building Service Hours. Landlord shall endeavor to provide Standard Tenant Cleaning through a company that shall perform same at the most favorable price reasonably obtainable (taking into account the structure of the company and all other relevant facts and circumstances) without having an adverse effect on service or labor harmony provided that Landlord's judgment as to the most appropriate cleaning contractor shall control subject to the provisions of this Section 15.02(e).

                        (ii)    (A)     Notwithstanding anything to the contrary
     contained in this Section 15.02(e), if, at any time, Tenant believes that the cleaning services being rendered by Landlord or Landlord's cleaning contractor (herein called the "CONTRACTOR") do not meet the specifications set forth on EXHIBIT F annexed hereto on a reasonably material and consistent basis, Tenant shall give notice to Landlord (herein called the "CLEANING NOTICE"), which notice shall specify in detail the deficiencies claimed by Tenant (herein called the

     "CLEANING DEFICIENCIES"). Within ten (10) Business Days following its receipt of the Cleaning Notice, Landlord shall schedule a meeting (herein called the "CLEANING IMPROVEMENT MEETING") among Landlord, Tenant and the Contractor to discuss and to develop a program to cure the Cleaning Deficiencies. Within forty-five (45) days following the Cleaning Improvement Meeting, Landlord, Tenant and the Contractor shall again meet (herein called the "FOLLOW-UP MEETING") to determine whether the Cleaning Deficiencies have been cured. Any disputes between Landlord and Tenant as to (1) the existence of Cleaning Deficiencies or (2) whether such Cleaning Deficiencies have been cured, shall be resolved by binding arbitration pursuant to the provisions of Article 39 hereof, but in accordance with the then-current rules for expedited arbitration of the American Arbitration Association.
7
                                (B)   In the event that either: (1) the
     Contractor fails to cure the Cleaning Deficiencies prior to the Follow-Up Meeting or (2) the same Contractor is found to have committed Cleaning Deficiencies for a third time in any eighteen (18) month period after having been given an opportunity to cure Cleaning Deficiencies on two (2) prior occasions during such eighteen (18) month period, then Landlord shall commence action to replace such contractor in accordance with the following provisions of this Section 15.02(e)(ii). Landlord and Tenant shall meet to discuss Tenant's recommendations as to any cleaning contractors then performing cleaning services in comparable first-class office buildings in the Borough of Manhattan that should be included on Landlord's bid list; PROVIDED, HOWEVER, that such recommendations shall not be binding on Landlord. Landlord shall reasonably promptly thereafter put the cleaning contract for the Building out to bid to cleaning contractors chosen by Landlord and shall thereafter replace the Contractor with the cleaning contractor that submits the bid accepted by Landlord.

                                (C)   If, notwithstanding the foregoing,
     Landlord nonetheless wishes to retain the Contractor, Landlord shall give notice thereof to Tenant and Tenant shall have the right to select its own cleaning contractor to perform the cleaning in the Premises set forth on EXHIBIT F annexed hereto, in which event (1) the Fixed Rent shall be reduced by an amount per rentable square foot equal to the amount included in the Base Operating Amount for providing cleaning to tenant premises and
     (2) the cost of providing cleaning to tenant premises (including the Premises and the portions of the Unit occupied by Landlord or its Affiliates) shall be removed from the Base Operating Amount and excluded from Operating Expenses from and after the date on which Tenant retains its own cleaning contractor.

                        (iii) Tenant shall have the right to arrange directly with Landlord's cleaning contractor to pay for any or all of the costs of extra cleaning and rubbish removal referred to in this Section 15.02. In addition, subject to the terms and conditions of this Section 15.02(e)(iii) hereof, Tenant shall have the right to furnish to the Premises any cleaning services other than those provided by Landlord under Section 15.02(e)(i) hereof (without separate or additional charge to Tenant) (herein called "EXTRA CLEANING").

          If Tenant elects to provide Extra Cleaning to the Premises, all cleaning contractors hired by Tenant (herein called "TENANT'S CLEANING CONTRACTORS") shall be subject to Landlord's approval, which approval Landlord shall not unreasonably withhold or delay. As of the date of this lease, Landlord approves 1180 Inc. as Tenant's Cleaning Contractor. In soliciting bids from contractors for the performance of the Extra Cleaning, Tenant shall also solicit bids from Landlord's cleaning contractor; PROVIDED, HOWEVER, that Tenant shall have no obligation to award the contract to Landlord's contractor, regardless of whether Landlord's contractor submits a bid that is higher or lower than the other bid(s) submitted to Tenant. Landlord and Tenant shall cooperate with each other to ensure that the cleaning performed by their respective contractors shall be done in such a manner that will prevent (A) any work stoppage, picketing, labor disruption or dispute or disharmony or (B) an unnecessary increase in Landlord's Cleaning Cost. The personnel of Tenant's Cleaning Contractors shall be permitted subject to the Building Rules and Regulations, without charge, to use the passenger elevators, to use but not operate the freight elevators and to use the janitorial closets on the floors on which the Premises are located as reasonably required for purposes of providing cleaning and rubbish removal services to the Premises.

          Notwithstanding anything to the contrary contained in this lease, with respect to up to four (4) floors of the Premises designated from time to time by Tenant as its executive floors (herein called the "EXECUTIVE FLOORS"), Landlord
(1) shall not, without Tenant's prior consent, terminate or transfer to a floor of the Building other than an Executive Floor any employee providing cleaning services to the Executive Floors (other than due to the wilful misconduct or other bad acts of such employee) and (2) shall, at the direction of Tenant, transfer to another floor of the Building other than an Executive Floor any employee providing cleaning services to the Executive Floors. If and to the extent that Landlord's compliance with the provisions of this paragraph shall impose additional costs on Landlord which are not recoverable from other tenants of the Building through Operating Expense escalations, Tenant, upon presentation of reasonable backup documentation, shall promptly reimburse Landlord for such additional costs. As of the date of this lease, the Executive Floors shall mean floors two (2), three (3), four (4) and ten (10) of the Building.

          15.03. (a)    Landlord shall furnish heat, ventilation and air
conditioning (herein called "HVAC") to the floors on which the Premises are located in accordance with the specifications and subject to the design criteria set forth in [Sections 5.2.1, 5.2.2 and 5.2.4 of the Building Standards] annexed hereto as EXHIBIT E (i) during Regular Building Service Hours on Regular Building Service Days without charge and (ii) at other times upon Tenant's request, subject to the terms and at the rates and charges set

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forth in this Section 15.03 and EXHIBIT G annexed hereto, which rates and charges shall be applied without pro-ration or offset if any other tenant or tenants of the Building located in the same Building air conditioning zone request overtime HVAC for any period for which Tenant requests the same. Tenant acknowledges and agrees that Landlord shall have no liability or responsibility for any deviation in temperature, humidity or related conditions if such deviation arises from (A) Tenant's effectuation of the distribution throughout the Premises of HVAC service from the point(s) on each floor of the Premises at which the Building or Unit HVAC systems meet the HVAC distribution systems of the Premises, (B) Tenant's interior partitioning, existing Tenant Alterations or covering of convector units, or (C) any material deviation from the assumptions set forth in [Section 5.2.1 of the Building Standards] upon which the design specifications set forth in the Building Standards are based. Tenant hereby acknowledges that it is satisfied with the capacities of the existing HVAC system as of the date of this lease; PROVIDED, HOWEVER, that the foregoing shall not be deemed to waive Landlord's obligation to provide HVAC service in accordance with the provisions of this Section 15.03.

                 (b)    (i)     Landlord hereby acknowledges that, as of the
date of this lease, the Premises are served by supplemental air-conditioning systems that include units using both chilled water and condenser water. Tenant shall have the right during the term of this lease to install and maintain additional supplemental air-conditioning units in the Premises (which installation shall be performed in accordance with all applicable Legal Requirements and any applicable provisions of Article 11 and EXHIBIT E hereof). At Tenant's request, Landlord will make available chilled water and/or condenser water (as required) for the operation of such supplemental air-conditioning units in accordance with the following provisions of this Section 15.03(b). Notwithstanding anything to the contrary contained in this lease, Tenant shall not be required to pay any connection or tap-in fee in connection with its access to such chilled water and/or condenser water.

                        (ii) Landlord will provide (at Tenant's sole cost and expense as provided in the last sentence of this Section), at a valve heretofore installed or installed by Landlord, at Tenant's sole cost and expense, at the chilled water riser on each floor of the Premises, on a twenty four (24) hour per day, three hundred sixty five (365) day per year basis, chilled water in an aggregate amount of up to 900 tons ("TENANT'S CHILLED WATER ALLOCATION"). If Tenant requests chilled water capacity in addition to Tenant's Chilled Water Allocation, Landlord shall provide such excess chilled water capacity to Tenant, at no additional charge (except as provided in clause (D) below), PROVIDED THAT (A) this lease is in full force and effect, (B) such additional chilled water capacity is, in Landlord's judgment, available for use by Tenant at the time that Tenant requests such additional chilled water capacity without resulting in material alterations (unless Tenant agrees to pay for the same in which event such material alteration shall not be denied) in or damage to Building or Unit systems, (C) the aggregate amount of chilled water capacity made available to the Premises shall not exceed Tenant's pro rata share of the chilled water capacity of the Building available for supplemental air-conditioning units located in the Building (as opposed to chilled water capacity of the Building available to serve the base building air-conditioning system), such calculation to be made by Landlord, it being agreed that Landlord may allocate shares of chilled water capacity to vacant space in the Building and it being further acknowledged and agreed that Tenant's Chilled Water Allocation represents Tenant's pro rata share of the chilled water capacity of the Building available for supplemental air-conditioning units located in the Building as of the date of this lease, and (D) Tenant shall reimburse Landlord for the actual out-of-pocket cost of any additional equipment required for the supply of such additional chilled water capacity (PROVIDED THAT the costs of any contractors retained by Landlord to perform such installation are commercially reasonable). Tenant shall have the right, from time to time and at Tenant's sole cost and expense, to reallocate Tenant's Chilled Water Allocation among the floors of the Premises, and, in connection therewith, to increase the size of the supply and return valves. Landlord shall provide chilled water in accordance with the temperature specifications set forth in EXHIBIT E annexed hereto and a minimum differential pressure of 20 psi will be maintained across the supplemental supply and return risers of the Building. Tenant's consumption of chilled water shall be measured monthly by one or more BTU meters to be installed by Landlord at Tenant's sole commercially reasonable cost and expense. In respect of its consumption of chilled water during each month of the term of this lease, Tenant shall pay to Landlord an amount ("TENANT'S CHILLED WATER PAYMENT") equal to the product of (1) the aggregate number of ton-hours of chilled water consumed by Tenant during such month as measured by such BTU meters, multiplied by (2) the Supplemental Chilled Water Charge per ton hour for the applicable Operating Year.

          Landlord and Tenant have agreed that the supplemental chilled water charge per ton hour for the Operating Year 2002 will be $.14 per ton-hour (herein called the "SUPPLEMENTAL CHILLED WATER CHARGE"). Commencing with January 1 of the Operating Year 2003 and on January 1 of each Operating Year thereafter, the Supplemental Chilled Water Charge shall be increased or decreased in accordance with EXHIBIT R annexed hereto. Landlord shall read the meters measuring Tenant's use of chilled water and bill Tenant therefor monthly, and each such bill shall be due and payable by Tenant within thirty (30) days of receipt.

                        (iii) Landlord shall provide to Tenant throughout the term of this lease, as and when requested by Tenant, on a twenty four (24) hour per day, three hundred sixty five (365) day per year basis for Tenant's supplemental air-conditioning units located in the Premises as of the date of this lease, and any other supplemental air-conditioning units hereafter installed by Tenant and requiring condenser water, condenser water from the Building's

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     condenser water tower in an aggregate amount of up to 700 tons ("TENANT'S
     CONDENSER WATER ALLOCATION"). If Tenant requests condenser water capacity in addition to Tenant's Condenser Water Allocation, Landlord shall provide such excess condenser water capacity to Tenant, at no additional charge (except as provided in clause (D) below), PROVIDED THAT (A) this lease is in full force and effect, (B) such additional condenser water capacity is, in Landlord's judgment, available for use by Tenant at the time that Tenant requests such additional condenser water capacity without resulting in material alterations (unless Tenant agrees to pay for the same in which event such material alteration shall not be denied) in or damage to Building or Unit systems, (C) the aggregate amount of condenser water capacity made available to the Premises shall not exceed Tenant's pro rata share of the condenser water capacity of the Building (as calculated by Landlord, it being agreed that Landlord may allocate shares of condenser water capacity to vacant space in the Building and it being further acknowledged and agreed that Tenant's Condenser Water Allocation represents Tenant's pro rata share of the condenser water capacity of the Building as of the date of this lease) and (D) Tenant shall reimburse Landlord for the actual out-of-pocket cost of any additional equipment required for the supply of such additional condenser water capacity (provided that the costs of any contractors retained by Landlord to perform such installation are commercially reasonable). Tenant shall have the right, from time to time and at Tenant's sole cost and expense, to reallocate Tenant's Condenser Water Allocation among the floors of the Premises, and, in connection therewith, to increase the size of the supply and return valves. In respect of the supply of condenser water to the Premises during any Operating Year, Tenant shall pay to Landlord an amount ("TENANT'S CONDENSER WATER PAYMENT") equal to the product of (1) the aggregate number of tons of condenser water required by Tenant's equipment that is connected to such condenser water during such Operating Year multiplied by (2) the Supplemental Condenser Water Charge per ton per year for such Operating Year.

          Landlord and Tenant have agreed that the annual supplemental condenser water charge per ton per year for the Operating Year 2002 will be $128 per connected ton per year (herein called the "SUPPLEMENTAL CONDENSER WATER CHARGE"). Commencing with January 1 of the Operating Year 2003 and on January 1 of each Operating Year thereafter, the Supplemental Condenser Water Charge shall be increased or decreased in accordance with EXHIBIT S annexed hereto.

                        (iv) In the event that Tenant shall add Offering Space and/or ROFO Space to the Premises in accordance with the provisions of this lease, Landlord shall provide to Tenant, at a valve provided by Landlord at Tenant's expense (which shall be Landlord's actual out-of-pocket cost, and which expense shall not be charged to Tenant with respect to any such valve outlet that may be in place as of the date of this lease or as of the date the Offering Space and/or ROFO Space, as the case may be, is available) at the applicable water riser on the floor or floors on which such Offering Space and/or ROFO Space, as the case may be, is located, additional chilled water or additional condenser water, as elected by Tenant, at the rate of one (1) ton per 834 rentable square feet of such Offering Space and/or ROFO Space, as the case may be. The charge to Tenant for the additional chilled water shall be the then Supplemental Chilled Water Charge and shall be included within the Tenant's Chilled Water Payment and the charge to Tenant for the additional condenser water shall be the then Supplemental Condenser Water Charge and shall be included within Tenant's Condenser Water Payment.

          15.04. Except as otherwise expressly provided in this lease, Landlord shall not be required to provide any services to the Premises.

          15.05. Subject to the provisions of Section 35.04(b) and Articles 19 and 20 hereof, Landlord reserves the right, without liability to Tenant and without it being deemed a constructive eviction, to stop or interrupt any heating, elevator, escalator, lighting, ventilating, air-conditioning, steam, power, electricity, water, cleaning or other service and to stop or interrupt the use of any Unit or Building facilities and systems at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, or the making of repairs, alterations or improvements, or inability to secure a proper supply of fuel, gas, steam, water, electricity, labor or supplies, or by reason of any other similar or dissimilar cause beyond the reasonable control of Landlord. Subject to the provisions of Section 35.04(b) and Articles 19 and 20 hereof, no such stoppage or interruption shall result in any liability from Landlord to Tenant or entitle Tenant to any diminution or abatement of rent or other compensation nor shall this lease or any of the obligations of Tenant be affected or reduced by reason of any such stoppage or interruption. Except in emergency circumstances, Landlord shall give Tenant at least thirty (30) days' prior written notice of its intention to make any repairs, alterations or improvements referred to in this Section 15.05 or any other stoppages of services of which Landlord has prior notice and shall use reasonable efforts in making such repairs, alterations or improvements and in dealing with such other stoppages of service so as to minimize interference with Tenant's business operations, provided that Landlord shall not be required to perform any such work on an overtime or premium-pay basis. Notwithstanding any provision of this Section 15.05 to the contrary, Landlord shall be required to perform all repairs, alterations, or improvements as referred to in this Section
15.05 during non-Regular Building Service Hours (except in emergency circumstances) if the nature of such repair, alteration, or improvement is such as to customarily be performed by landlords in Comparable Buildings during non-Regular Building Service Hours (E.G., an electrical shutdown for the repair of a riser).

          15.06. (a)    Notwithstanding anything to the contrary contained in
this lease, Permitted Users may personally bring food or beverages into the Building for consumption within the Premises solely by Permitted Users.

                 (b) Notwithstanding anything to the contrary contained in this lease, Tenant shall have the right, subject to the terms and conditions of this Section 15.06(b) and the provisions of Section 11.06 hereof, to furnish certain additional services to any portion of the Premises, including, without limitation, extermination and plant maintenance and shall have the right to hire a full-time handyman and/or locksmith to support Tenant's carpentry and general maintenance needs with respect to the Premises (herein called "TENANT EXTRA SERVICES").

          All contractors (other than Tenant's employees and any personnel and employees of Tenant's Premises Manager) performing Tenant Extra Services ("TENANT'S EXTRA SERVICE CONTRACTORS") shall be subject to Landlord's approval (which shall not unreasonably be withheld or conditioned) and no such contractor shall enter the Building or the Premises for that purpose prior to being so approved. The provisions of Section 11.06 hereof shall apply to the performance of the Tenant Extra Services by Tenant's Extra Service Contractors. The Tenant Extra Services shall be performed in such manner as not to interfere with or delay, except to an immaterial extent, and as not to impose any additional expense upon Landlord in connection with the operation of the Building and if such interference or delay shall occur, Tenant, upon written notice from Landlord, shall promptly instruct Tenant's Extra Service Contractors to modify the particular manner of performing the Tenant Extra Services which is causing such interference or delay, and if any such additional expense shall be incurred by Landlord as a result of the performance of the Tenant Extra Services by Tenant's Extra Service Contractors, Tenant shall pay such additional expense as Additional Charges hereunder within thirty (30) days after its receipt of an invoice therefor.

          15.07. If and for so long as Landlord maintains a Building directory, Landlord, at Tenant's request, shall maintain listings on such directory of the names of Tenant, or its permitted subtenants, assignees, affiliates, or entities in occupancy of portions of the Premises pursuant to Section 7.03 hereof and the names of any of their officers and employees, provided that the names so listed shall not use more than Tenant's Share of the space on the Building directory. The actual cost to Landlord for making any changes in such listings requested by Tenant shall be paid by Tenant to Landlord within thirty (30) days after delivery of an invoice therefor. As of the date of this lease, there is no Building directory at the Building.

          15.08. Tenant shall have the right to tie into the fire safety system, which tie-in will be performed by Landlord's contractor at Tenant's cost and expense, which cost and expense shall not exceed the amount that would otherwise be charged to Landlord by its contractor for such work if such work was being performed for Landlord's own account.

          15.09. (a)    Subject to the provisions of this lease (including,
without limitation, Article 11 and EXHIBIT E hereof), Tenant may, at Tenant's sole cost and expense, install, maintain and operate in a portion of the Premises a food preparation, service and/or dining facility (herein called the "DINING FACILITY") for use by Permitted Users, including appropriate food and beverage preparation, handling, cooking, serving and/or dining and/or other associated facilities, provided that
(i) Tenant shall comply with all applicable Legal Requirements with respect to such Dining Facility and its operations, (ii) Tenant shall cause all food preparation areas to be properly ventilated so that no odor shall emanate from the Premises to any other portion of the Building, (iii) Tenant shall maintain such Dining Facility in a clean and sanitary condition and free of refuse at all times, and (iv) Tenant shall bag all wet garbage and place the same in containers that prevent the escape of odor. All of the provisions of this lease shall be applicable to the installation, maintenance and operation of the Dining Facility.

                 (b) Tenant shall install all necessary flues and other means of ventilation and fire suppression for the proper exhausting of fumes and odors from the Dining Facility. Landlord acknowledges, to the best of Landlord's knowledge, that Tenant has installed all necessary flues and ventilation and fire suppression for the proper exhausting of fumes and odors from the Dining Facility in the Premises as of the date of this lease. Subject to the following provisions of this Section 15.09(b), Landlord will provide Tenant, at Tenant's request and at no out-of-pocket cost or expense to Landlord, with adequate shaft space for an exhaust for the Dining Facility (which shall only be permitted to vent at the thirteenth (13th) floor), provided that with respect to any additional shaft space such shaft space is, in Landlord's judgment, available for use by Tenant at the time that Tenant requests same without violating any applicable Legal Requirements, resulting in material alterations in or damage to the Building or posing any risk to the safety of the occupants thereof, and taking into account the needs of Landlord and other current and future occupants of the Building with respect to such shaft space. Notwithstanding anything to the contrary contained herein, Tenant acknowledges that Landlord has advised Tenant that Landlord does not believe that adequate shaft space exists for the installation of additional exhaust as of the date hereof, and Landlord makes no warranty or representation with respect to any additional shaft space. Tenant further acknowledges that Landlord shall have no liability to Tenant, this lease shall remain in full force and effect, the obligations of Tenant shall not be reduced or diminished, and Tenant shall not be entitled to any reduction in or credit against the rents payable by Tenant hereunder, if Landlord is unable to provide Tenant with adequate additional shaft space for such an exhaust. Any work performed by Tenant pursuant to this Section 15.09(b) shall be subject to Landlord's prior approval, and performed by Tenant, in accordance with Article 11 and EXHIBIT E hereof.

                 (c) If Tenant shall require electrical capacity beyond that set forth in Section 14.04 hereof in connection with Tenant's installation and operation of the Dining Facility, Landlord shall, at no out-of-pocket cost or expense to Landlord, provide such additional capacity to Tenant at Tenant's request, PROVIDED THAT (i) the provision of such additional capacity would not violate any applicable Legal Requirements, (ii) such additional capacity is, in Landlord's judgment, available for use by Tenant at the time that Tenant requests such additional capacity without resulting in material alterations in or damage to the Building or posing any risk to the safety of the occupants thereof, (iii) the aggregate electrical capacity made available to the Premises shall not exceed Tenant's pro rata share of the electrical capacity of the Building (as reasonably calculated by Landlord, it being agreed that Landlord may allocate shares of electrical capacity to vacant space in the Building) and
(iv) Tenant shall reimburse Landlord for the actual out-of-pocket costs incurred by Landlord to provide such additional capacity. Landlord makes no warranty or representation as to (A) the likelihood that Tenant will be able to obtain such additional capacity and/or the amounts thereof that Tenant may be able to obtain, (B) whether obtaining such additional capacity will require the installation of additional equipment or facilities or (C) the magnitude of the costs that may be incurred by Tenant in connection with obtaining such additional capacity. Landlord shall have no liability to Tenant, this lease shall remain in full force and effect, the obligations of Tenant shall not be reduced or diminished, and Tenant shall not be entitled to any reduction in or credit against the rents payable by Tenant hereunder, in the event that Tenant is unable to obtain such additional capacity or is unable to obtain such additional capacity in the amounts thereof that Tenant may have anticipated, or in the event that the costs incurred by Tenant in connection with obtaining such additional capacity exceed the amounts theretofore anticipated.

                 (d) Tenant shall have the right to obtain gas service for the Dining Facility directly from Consolidated Edison and Tenant shall pay all charges in connection with such gas service directly to Consolidated Edison. Tenant shall, at Tenant's sole cost and expense, perform any work as may be required to supply such gas service, which work will be subject to Landlord's prior approval, and will be performed by Tenant, in accordance with the provisions of Article 11 and EXHIBIT E hereof. Landlord shall have no obligation to perform any work or incur any expense in order to assist Tenant in obtaining gas service for the Dining Facility, and Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if (i) the supply of gas service to the Premises is temporarily interrupted or (ii) gas service is not available or the quantity or character thereof is not suitable for Tenant's requirements, except to the extent resulting from Landlord's willful misconduct or gross negligence.

          15.10. Landlord shall, upon prior reasonable request of Tenant, allow Tenant reasonable access to the common areas of the Building which are non-leasable such as mechanical rooms and floors and vertical shafts and to other areas of the Building adjacent to the Premises as may be necessary in connection with the performance of Tenant's obligations under this lease or the performance of Alterations or the repair and maintenance of Tenant's Property and/or Tenant's FF&E. All access by Tenant shall be subject to the supervision and control of Landlord and to Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment, and installations and equipment of other tenants of the Building (or other persons). To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees and/or contractors for the duration of Tenant's access. Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of
Article 3 hereof.

          15.11. Tenant shall have the right during the term of this lease to review and comment upon operating procedures and specifications for all critical Building systems from which Tenant benefits; provided however that Landlord shall in no event be obligated to modify its operating procedures based upon any of Tenant's comments unless Landlord shall decide to do so in the exercise of its sole and absolute discretion.

          15.12. (a)    (i)     Annexed hereto as EXHIBIT T are the
specifications for the Building-wide security system as of the date of this lease. It is understood that over time, Landlord may, at its sole cost and expense, modify such system, but the modifications shall not reduce, in any material respect, the level of security within the Building as contemplated by EXHIBIT T. Moreover, any modifications shall at all times be befitting a Comparable Building. Landlord will notify Tenant before modifying the Building security system, but Landlord may implement any modifications to such system in its sole judgment, provided that the modifications are, as stated in the preceding sentence, befitting a Comparable Building, exclusive of any such modifications implemented solely for the benefit of a specific tenant of the Building. In connection with the foregoing, Landlord will notify Tenant of any and all advisories, notices, warnings and other security alerts impacting the Building received by Landlord from any governmental authority which Landlord is not prohibited from making available to third parties by any governmental authority.

                        (ii) At the request of Tenant, Landlord shall meet, or cause the managing agent of the Building to meet, if applicable, with Tenant and Tenant's representatives to keep Tenant advised as to the status of the Building security system and the strategies employed or to be employed by Landlord and/or the Board of Managers in connection therewith, and Landlord shall consider any recommendations of Tenant and/or any of Tenant's representatives with respect to the same and/or the security with respect to the Building in general, but in no event shall Landlord be obligated to follow any such recommendations unless Landlord consents to same, such consent not to be unreasonably withheld or delayed, and Tenant shall agree to reimburse Landlord (as Additional Charges) for any reasonable incremental increase in the out-of-pocket costs and expenses incurred by Landlord in connection with the implementation of any such Tenant and/or Tenant representative recommendation if and to the extent any such costs and expenses cannot be included as an Operating Expense in this lease and/or any other lease for space in the Building.

                 (b) Notwithstanding anything to the contrary contained in this lease, Tenant shall have the right, at Tenant's sole cost and expense, (i) to retain security guards for purposes of patrolling the Premises and other portions of the Building subject to and in accordance with the provisions of EXHIBIT T and (ii) to place the podium and the ancillary equipment with respect thereto, as shown on EXHIBIT Q annexed hereto, in the Building lobby in the general location as more particularly shown on EXHIBIT Q and station a security guard or guards at such podium. Landlord agrees to reasonably cooperate with Tenant in connection with Tenant's security program with respect to the Premises (E.G., evacuation drills), provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor.

                 (c) Landlord and Tenant agree and acknowledge that (i) as of the date of this lease the security system located in the Lobby Premises and certain other security systems (e.g., access control, CCTV and camera systems) as of the date of this lease services both the Premises and the balance of the Building, (ii) Landlord and Tenant each desire to bifurcate such security system in a manner mutually agreeable to Landlord and Tenant so as to create two (2) separate and independent security systems, one which shall service the entire Building and one which shall service only the Premises, (iii) Tenant shall, at its sole cost and expense and within a reasonable period of time after the date of this lease, perform such work to the security system which is required to create such independent security system for the Premises and Landlord shall, at its sole cost and expense and within a reasonable period of time after the date of this lease, perform such work to the security system which is required to create such independent security system for the Building and (iv) Landlord and Tenant shall cooperate with each other in good faith in order to create their respective security systems and coordinate their respective work in accordance with good construction practice.

          15.13. (a)    Subject to the provisions of this Section 15.13, Tenant
will have the right, during the term of this lease, at Tenant's sole cost and expense, to arrange for its own telecommunications services to be brought into the Building and distributed directly to the floors on which the Premises are located, provided that such services shall not have an adverse effect on other tenants or occupants of the Building or on the service provided to the Building by other telecommunications providers. If Tenant desires to contract for the provision of telecommunications services with a supplier ("TENANT'S TELECOMMUNICATIONS PROVIDER") other than the supplier providing telecommunications services to the Building, Tenant shall have the right to do so. Tenant shall not be required to pay any fee to Landlord in consideration for Landlord permitting Tenant's Telecommunications Provider to have access to the Building and the riser and shaft space thereof for such purpose, and Tenant's Telecommunications Provider will not be charged a fee for such access as is required to provide telecommunications services exclusively to Tenant (but Landlord may charge a fee if any other tenant or occupant of the Building is provided service). Tenant's Telecommunications Provider will be permitted access to the risers of the Building in order to install Tenant's telecommunications cabling and conduits, subject to availability of space in the risers for such purpose at the time Tenant requests such access; PROVIDED, HOWEVER, Landlord shall not be obligated to provide any space other than riser space. If no space shall then be available in the risers of the Building available to service the Unit, Tenant shall have the right to install additional risers in the Building for such purpose (which installation shall be performed in accordance with all applicable Legal Requirements and any applicable provisions of Article 11 and EXHIBIT E hereto) after Tenant has removed all of its inactive cable from the risers, and Landlord shall cooperate with Tenant to locate appropriate paths for the installation of such additional risers to the extent it is feasible to do so.

                 (b) Landlord and Tenant hereby acknowledge that Tenant currently maintains an internal telecommunications room in a portion of the Premises (herein called "TENANT'S TELECOMMUNICATIONS ROOM"), and Landlord agrees that (i) Tenant will have a right of access to any other portions of the Building outside the Premises that may contain equipment or conduits installed in connection with Tenant's telecommunications systems (herein collectively called "TENANT'S OTHER TELECOMMUNICATIONS INSTALLATIONS") taking into account, however, the rights of third parties in and such other portions of the Building, and (ii) Tenant will have access to Tenant's Telecommunications Room and Tenant's Other Telecommunications Installations on a twenty-four (24) hour per day, seven (7) day per week basis (subject to Landlord's reasonable security and safety measures and except in emergency circumstances or during temporary shutdowns as permitted by and subject to the provisions of this lease). To the extent that it shall be necessary for Landlord to provide an engineer or other Building representative to enable Tenant or Tenant's employees and/or contractors to accomplish any work to be performed in or to Tenant's Telecommunications Room or Tenant's Other Telecommunications Installations, Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof.

          15.14. (a)    Tenant shall have the right, at no additional charge to
Tenant (except as otherwise expressly provided in this lease and as set forth below), to use (i) in common with Landlord and other tenants and occupants of the Building, the riser and shaft space in the core of the Building as shown on EXHIBIT U annexed hereto (herein called the "INITIAL RISER/SHAFT SPACE") for the installation of conduits, risers, telecommunications cabling and/or computer cabling or any other equipment that may be lawfully installed therein (herein collectively called "TENANT'S RISER/SHAFT SPACE EQUIPMENT") and (ii) the mechanical space as shown on EXHIBIT V annexed hereto (herein called the "INITIAL MECHANICAL SPACE") for the installation of any mechanical, electrical and ancillary equipment that may be lawfully installed therein (herein

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collectively called "TENANT'S MECHANICAL EQUIPMENT"). Upon Tenant's written request, Landlord will provide to Tenant such additional riser space, shaft space and/or mechanical space that Tenant may require from time to time (herein collectively called, the "ADDITIONAL RISER/SHAFT/MECHANICAL SPACE"), subject to Landlord's reasonable safety measures and compliance with any applicable Legal Requirements and provided that such Additional Riser/Shaft/Mechanical Space is available and that the provision of such Additional/Riser Shaft/Mechanical Space will not, in Landlord's reasonable judgment, interfere with the needs of other present or future tenants or occupants of the Building or have an adverse impact on any services provided to the Building and provided that Tenant shall have removed any old, unusable Tenant's Mechanical Equipment from the Initial Riser/Shaft Space, Initial Mechanical Space and Additional Riser/Shaft/Mechanical Space. The Initial Riser/Shaft Space, the Initial Mechanical Space and the Additional Riser/Shaft/Mechanical Space are herein collectively called the "EQUIPMENT SPACE," and Tenant's Riser/Shaft Space Equipment and Tenant's Mechanical Equipment are herein collectively called "TENANT'S EQUIPMENT". The installation of Tenant's Equipment shall be performed in accordance with Article 11 and EXHIBIT E hereof. With respect to any additional mechanical space provided to Tenant, Landlord may charge a rental charge at the then prevailing market rate taking into consideration the type, location and size (and any other relevant factor) of such space.

                 (b) For purposes of installing, servicing or repairing Tenant's Equipment, Tenant shall have reasonable access to the Equipment Space upon prior reasonable request of Landlord. All access by Tenant to the Equipment Space shall be subject to the supervision and control of Landlord and to Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment, and installations and equipment of other tenants of the Building (or other persons) as may be located in the risers and shafts and mechanical space of the Building. To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees and/or contractors for the duration of Tenant's access to the Equipment Space, Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof.

                 (c) Tenant agrees that Tenant will pay for all electrical service required in connection with Tenant's Equipment in accordance with
Article 14 hereof, and Tenant further agrees that such electric service shall feed off the same supply of electrical energy furnished to the Premises as provided in Article 14.

                 (d) Tenant, at Tenant's sole cost and expense, agrees to promptly and faithfully obey, observe and comply with all Legal Requirements in any manner affecting or relating to Tenant's installation, repair, maintenance and operation of

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Tenant's Equipment. Tenant, at Tenant's sole cost and expense, shall secure and thereafter maintain all permits and licenses, if any, required for the installation and operation of Tenant's Equipment.

                 (e) Tenant shall obtain and thereafter maintain during the term of this lease insurance coverage for the benefit of Landlord and the Board of Managers with respect to Tenant's Equipment in such amount and of such type as Landlord may reasonably require, provided that such insurance shall not be in amounts that are in excess of the amounts generally required by landlords of Comparable Buildings.

                 (f) Tenant, at Tenant's sole cost and expense, shall promptly repair any and all damage to the Equipment Space and to any other part of the Building caused by or resulting from the installation, maintenance and repair, operation or removal of Tenant's Equipment and, in the event that Tenant elects (or is required, subject to the provisions of this lease) to remove any of Tenant's Equipment prior to the expiration of the term of this lease, Tenant shall restore all affected areas to their condition as existed prior to the installation of Tenant's Equipment, subject to normal wear and tear and damage for which Landlord is responsible for hereunder.

          15.15. (a)    Landlord and Tenant acknowledge that (i) the Premises
are currently, and may continue to be throughout the term of this lease, dependent upon that certain building commonly referred to as the "Citicorp Center" with a street address of 153 East 53rd Street, New York, New York (herein called "CITIGROUP CENTER") for certain facilities, services and utilities necessary for the operation and use of the Premises (herein called the "CITIGROUP CENTER SERVICES"), (ii) the Citigroup Center Services are presently, and may continue to be throughout the term of this lease, provided to the Premises by means of the Retained Citibank Items which connect the Citigroup Center Services between Citigroup Center and the Building (herein called the "CITIGROUP CENTER SERVICE CONNECTIONS") located in a certain utility tunnel (the "UTILITY TUNNEL") beneath Lexington Avenue between 53rd and 54th Streets, (iii) subject to the provisions of this Section 15.15, Landlord hereby grants to Tenant the right to continue to place the Citigroup Center Service Connections in the Utility Tunnel (herein called the "CITIGROUP CENTER SERVICE RIGHTS") and
(iv) Landlord's right and ability to grant to Tenant the right to continue to place the Citigroup Center Service Connections in the Utility Tunnel derives from, and are the subject of, that (A) certain undated Revocable Consent Agreement by and among The Citicorp Center Condominium, the New York City Department of Transportation and the New York City Department of Information, Technology & Telecommunications (herein called the "REVOCABLE CONSENT") and (B) certain Systems Agreement dated as of November 22, 2000, by and among Citibank, N.A., Dai-Ichi Life Investment Properties, Inc., The Citigroup Center Condominium and The 399 Park Avenue Condominium (herein called the "SYSTEMS AGREEMENT"). For purposes of this lease, "RETAINED CITIBANK ITEMS" shall mean collectively (1) the telelift tracks constituting part of that certain telelift system (herein called the "TELELIFT SYSTEM") which enables the transfer of mail through the Utility Tunnel and to Citigroup Center, (2)

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the electric conduits powering the Telelift System and (3) the emergency power lines and related equipment and apparatus connected to that certain emergency generator located on the 61st floor of Citigroup Center and which service equipment located in the Building.

                 (b) For the purpose of servicing or repairing the Citigroup Center Services Connections, Tenant shall have reasonable access to the Utility Tunnel upon prior reasonable request to Landlord and subject to the applicable provisions of the Systems Agreement. All access by Tenant to the Utility Tunnel shall be subject to the supervision and control of Landlord and Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment, and installations and equipment of other tenants of the Building (or other persons) as may be located in the Utility Tunnel. To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees and/or contractors for the duration of Tenant's access to the Utility Tunnel, Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof.

                 (c) Notwithstanding anything to the contrary contained in this Section 15.15, (i) in the event the Revocable Consent expires or is revoked prior to the scheduled expiration date thereof subject to and in accordance with the express terms contained therein as of the date hereof or in the event it becomes necessary to deactivate the Utility Tunnel in order to comply with the requirement of any governmental authority or as a result of fire or other casualty, then Tenant's Citigroup Center Service Rights shall terminate (i) with respect to such expiration or revocation of the Revocable Consent, on the date of such expiration or revocation or (ii) with respect to such deactivation of the Utility Tunnel as a result of the requirement of any governmental authority, on the date required by any such governmental authority or (iii) with respect to such deactivation of the Utility Tunnel as a result of a fire or casualty, sixty
(60) days after Tenant's receipt of written notice of such fire or casualty and such contemplated deactivation of the Utility Tunnel as a result thereof, and
(ii) in the event that Landlord in its sole discretion determines not to permit Tenant to utilize the Utility Tunnel (other than for the reason set forth in clause (i) above), then Tenant's Citigroup Center Service Rights shall terminate upon at least twelve (12) months prior written notice to Tenant. In the event Tenant's Citigroup Center Service Rights are terminated subject to and in accordance with this Section 15.15(c) then, in such event, Tenant, at its sole cost and expense, shall promptly remove, or cause to be promptly removed, the Retained Citibank Items from the Utility Tunnel.

                 (d) In the event Tenant shall permanently cease to use the Retained Citibank Items, then, in such event, Tenant shall promptly notify Landlord of the same and from and after the date of such Tenant notice, this
Section 15.15 shall be deemed null and void and of no further force and effect.

          15.16. Landlord and Tenant agree and acknowledge that notwithstanding anything to the contrary contained in this lease only Tenant's Designated Representative is authorized by Tenant to request additional Building services from Landlord and the requirements of Tenant for additional Building services will be attended to only upon request by Tenant's Designated Representative to the office of the manager of the Building. For purposes of this lease, "TENANT'S DESIGNATED REPRESENTATIVE" shall mean the agent, employee, officer or director of Tenant who is authorized from time to time by Tenant to make decisions, give notices and receive notices contemplated under this lease, and whose name Tenant has given Landlord prior written notice thereof.

          15.17. Tenant shall have the right, subject to the provisions of
Section 11.06 hereof, at any time and from time to time, to retain an independent contractor, which may not be an employee of Tenant, to manage and supervise the daily operation of the Premises and the facilities of the Premises and to act as Tenant's Designated Representative (herein called "TENANT'S PREMISES MANAGER"). Landlord agrees and acknowledges that Tenant's Premises Manager may retain, subject to the provisions of Section 11.06 hereof, employees in connection with the performance of its duties for Tenant and that the retaining by Tenant's Premises Manager of employees shall not be deemed to decrease the obligations of Landlord under this lease.

          15.18. Tenant shall have the right throughout the term of this lease to use, in common with Landlord and other tenants of the Building, the services provided by the messenger center operated by Landlord in the Building (herein called the "MESSENGER CENTER"; such services are herein called the "MESSENGER CENTER SERVICES"). The Messenger Center Services provided to Tenant shall be the same as those provided to other tenants of the Building, and the provision of such Messenger Center Services to Tenant shall be subject to the same conditions and requirements as apply to the provision of the Messenger Center Services to other tenants of the Building, in each case as agreed to by Landlord and Landlord's Messenger Center Vendor in their sole discretion. Tenant acknowledges that the Messenger Center is operated, and the Messenger Center Services are provided, by a third-party provider employed by Landlord for such purpose (herein called "LANDLORD'S MESSENGER CENTER VENDOR"). In the event that Tenant shall require the Messenger Center Services during hours in addition to those hours during which Landlord's Messenger Center Vendor shall operate the Messenger Center and provide the Messenger Center Services to tenants of the Building, as determined by Landlord and Landlord's Messenger Center Vendor in their sole discretion from time to time (such additional hours are herein called the "EXTENDED MESSENGER CENTER HOURS"), Landlord shall use commercially reasonable efforts to cause Landlord's Messenger Center Vendor to operate the Messenger Center and to provide the Messenger Center Services during

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such Extended Messenger Center Hours, provided that Landlord shall have no liability to Tenant and Tenant's obligations to Landlord hereunder shall not be diminished in any way if Landlord is unable to obtain the agreement of Landlord's Messenger Center Vendor to operate the Messenger Center and to provide the Messenger Center Services during such Extended Messenger Center Hours, and provided further that Tenant shall (a) pay all additional incremental actual out-of-pocket costs incurred as a result of the operation of the Messenger Center and the provision of the Messenger Center Services during such Extended Messenger Center Hours and (b) reimburse Landlord for all costs incurred by Landlord in connection with such efforts, which costs shall be payable by Tenant to Landlord as Additional Charges hereunder within thirty (30) days after demand. Tenant's rights set forth in this Section 15.18 shall continue only for so long as the Messenger Center shall be maintained and operated by Landlord, it being acknowledged and agreed that Landlord shall have the absolute and unconditional right at any time in the exercise of its sole discretion to close the Messenger Center.

          15.19. Throughout the term of this lease Tenant shall have the right, without charge, to continue to hang in substantially the same locations in the lobby of the Building as shown on EXHIBIT AA annexed hereto the paintings hanging therein as of the date of this lease and which are shown on EXHIBIT AA and which (a) 108" x 240" oil on canvas painting by William Wegman is known as "Conductus," (b) 120" x 96" oil on canvas painting by William Wegman is known as "Clausula," (c) 120" x 96" oil on canvas painting by William Wegman is known as "Organum," and (d) 52" x 122" oil on canvas painting by William Wegman is known as "Seascape." Tenant shall, at Tenant's sole cost and expense, maintain such paintings in good order and condition, procure and maintain, commercially reasonable casualty and liability insurance in connection with such paintings and their presence in the Building, and indemnify and hold Landlord harmless from and against any and all liability, cost, damage or expense arising from or related to such paintings and the presence thereof in the Building (except to the extent arising from Landlord's negligence or willful misconduct). Landlord agrees and acknowledges that Tenant shall have the right, at Tenant's sole cost and expense, to remove any of the paintings from the lobby of the Building from time to time subject to Landlord's reasonable rules and regulations and upon not less than ninety (90) days prior written notice to Landlord (or on reasonable advance notice for temporary removals, such as for a loan for an art exhibit). Notwithstanding anything to the contrary contained in this lease, Tenant agrees and acknowledges that Landlord shall not be liable to Tenant for any loss, injury or damage to the paintings except to the extent any such loss, injury or damage is caused or results from the negligence of Landlord, its agents, servants, employees or contractors.

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                                   ARTICLE 16

                           ACCESS AND NAME OF BUILDING

          16.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, and, except as otherwise provided in this lease, all of the Building, including, without limitation, exterior and atrium Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord and persons authorized by Landlord, with respect to portions of the foregoing located in the Unit, and, subject to the provisions of the Declaration, to the Board of Managers and persons authorized by the Board of Managers, with respect to portions of the Building outside the Unit.

          16.02. Landlord and the Board of Managers reserve the right, and Tenant shall permit Landlord, the Board of Managers and persons authorized by Landlord or the Board of Managers, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises; provided that (a) same are installed within the interior of the walls of the Premises or above Tenant's ceiling or, if installed adjacent to the Premises or the ceiling thereof, such installations shall be, at Landlord's or the Board of Managers' cost and expense, located in boxed enclosures and appropriately furred, and (b) in performing such installation work, Landlord or the Board of Managers, as the case may be, shall use reasonable efforts not to interfere with Tenant's use of the Premises without any obligation to employ overtime services unless Tenant requests same and, except as otherwise provided in this Section 16.02, reimburses Landlord or the Board of Managers, as the case may be, for the actual, incremental, reasonable, out-of-pocket costs in connection therewith. Notwithstanding the provisions of this Section 16.02 to the contrary, Landlord or the Board of Managers, as the case may be, shall be required to perform all such work during non-Regular Building Service Hours if the nature of such work is such as to customarily be performed by landlords in Comparable Buildings during non-Regular Building Service Hours (E.G., an electrical shutdown for the repair of a riser). Any damage to the Premises resulting from Landlord's exercise of the foregoing right shall be repaired and the Premises restored to its condition prior to such damage promptly by and at the expense of Landlord or the Board of Managers, as the case may be.

          16.03. Landlord and the Board of Managers and persons authorized by Landlord and/or the Board of Managers shall have the right, upon reasonable advance notice, except in cases of emergency, to enter and/or pass through the Premises at reasonable times provided Landlord or the Board of Managers, as the case may be, shall use reasonable efforts to minimize any interference with Tenant's business operations

(without obligation to make such visits during non-Regular Building Service Hours unless Tenant requests same in connection with any visit for the purposes described in clause (b) below and, except as otherwise provided in this Section 16.03, reimburses Landlord or the Board of Managers, as the case may be, for the actual, incremental, reasonable, out-of-pocket costs in connection therewith) and shall be accompanied by a designated representative of Tenant if Tenant shall have made such representative available, (a) to examine the Premises and to show them to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers, mortgagees or lessees of the Unit or the Building, (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Unit or the Building or its facilities and equipment as Landlord or the Board of Managers or persons authorized by Landlord or the Board of Managers is or are required or, subject to all other applicable provisions of this lease, desires to make, and (c) to read any utility meters located therein. Landlord, the Board of Managers and such authorized persons shall be allowed to take all materials into and upon the Premises that may reasonably be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder except as may be expressly provided to the contrary elsewhere in this lease (including, without limitation, in Section 35.04(b) hereof); PROVIDED, HOWEVER, that to the extent reasonably practicable, Landlord or the Board of Managers shall not cause or permit such materials to be stored in the Premises overnight. Notwithstanding any provision of this Article 16 to the contrary, Landlord or the Board of Managers, as the case may be, shall be required to perform all repairs, alterations, additions and improvements as referred to in clause (b) above during non-Regular Building Service Hours if the nature of any such repair, alteration, addition or improvement is such as to customarily be performed by landlords in Comparable Buildings during non-Regular Building Service Hours (E.G., an electrical shutdown for the repair of a riser).

          16.04. If at any time any windows of the Premises are either temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Unit or the Building (or permanently darkened or obstructed; PROVIDED, HOWEVER, that Landlord shall not permanently darken or obstruct the windows unless required to do so by law) or covered by any translucent material for the purpose of energy conservation (subject to the provisions of Section 16.01 hereof), or if any part of the Building or the Unit, other than the Premises, is temporarily or, if required by law, permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this lease except as otherwise provided in this lease, including, without limitation, in
Section 35.04(b) hereof.

          16.05. During any Assignment Recapture Period or any Sublease Recapture Period and during the period of twenty-four (24) months prior to the expiration date of this lease (as the same may have been extended pursuant to the provisions of this lease), Landlord and persons authorized by Landlord may exhibit the Premises to prospective tenants at reasonable times. Landlord shall give Tenant reasonable prior notice of any entry pursuant to this Section 16.05 and shall use reasonable efforts to

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minimize any interference with Tenant's business operations and use of the
Premises (without obligation to make such visits during non-Regular Building Service Hours) and shall be accompanied by a designated representative of Tenant if Tenant shall have made such representative available to Landlord.

          16.06. Intentionally Omitted.

          16.07. (a)    Landlord and the Board of Managers reserve the right, at
any time, without it being deemed a constructive eviction and without incurring any liability to Tenant therefor, or affecting or reducing any of Tenant's covenants and obligations hereunder, to make or permit to be made such changes, alterations, additions and improvements in or to the Unit or the Building and the fixtures and equipment thereof, as well as in or to the street entrances, atrium, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Unit and the Building, as Landlord and/or the Board of Managers shall deem necessary or desirable. Landlord agrees that any changes, alterations, additions or improvements performed pursuant to this Section shall not, either during performance thereof or when completed, unreasonably interfere with the access to or use of the Premises by Tenant or, when completed, diminish beyond an immaterial extent any services to be provided by Landlord hereunder or reduce beyond an immaterial extent the rentable square foot area (using the rentable square foot areas of the Premises set forth in this lease) or the floor-to-ceiling height of the Premises. Except in emergency circumstances, Landlord shall give Tenant at least thirty (30) days' notice of any such work which will or is likely to affect the Premises or Tenant's use and enjoyment thereof, and such work shall be performed as provided in Section 15.05 hereof.

                 (b) Notwithstanding anything to the contrary contained in this lease, Landlord shall not make, and Landlord shall not permit any other tenant or occupant of the Building to make, (i) any penetrations within five (5) feet of the South demising wall of the space shown on EXHIBIT CC-1 annexed hereto and (ii) any penetrations within the area shown on EXHIBIT CC-2 annexed hereto, without the prior written approval of Tenant, which approval shall not be unreasonably withheld or delayed.

          16.08. Except as may be provided to the contrary in this lease, neither this lease nor any use by Tenant shall give Tenant any easement or other right in or to the use of any door or any passage or any concourse or any plaza connecting the Building with any subway or any other building or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may without notice to Tenant, be regulated or discontinued at any time by Landlord or the Board of Managers.

          16.09. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may enter the same as permitted by law without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this lease.

          16.10. Any damage to the Premises resulting from the exercise by Landlord of its rights granted under this Article 16 shall be promptly repaired by Landlord at Landlord's expense (and such expense shall be included in or excluded from Operating Expenses in accordance with the provisions of Article 3 hereof).

          16.11. Subject to applicable Legal Requirements, requirements of insurance bodies, Force Majeure Causes and Landlord's and/or the Board of Managers' reasonable security measures for the Unit and/or the Building, Tenant shall have access to the Premises on a twenty-four (24) hour-per-day, seven (7) day-per-week basis, failing which Tenant shall have the rights available to it pursuant to Section 35.04(b) hereof, if applicable.

          16.12. Landlord acknowledges that Tenant may, from time to time, have certain security or confidentiality requirements such that portions of the Premises shall be locked and inaccessible to persons unauthorized by Tenant (herein called the "SECURE AREAS"). Notwithstanding anything to the contrary contained in this Article 16, Landlord therefore agrees that Landlord's right of access to the Secure Areas shall be restricted subject to the following conditions: (a) Tenant shall deliver to Landlord floor plans of the Premises designating the Secure Areas, (b) such designation shall be reasonable in light of Tenant's business, (c) except in cases of emergency, any access to the Secure Areas by Landlord shall be upon no less than twenty-four (24) hours notice to Tenant, which notice may be oral, and accompanied by a representative of Tenant, whom Tenant agrees to make available, and (d) Landlord shall have no obligation to provide to the Secure Areas cleaning services or any other services or repairs that require access to the Secure Areas unless Tenant shall provide Landlord with such access to the Secure Areas for purposes of providing such cleaning services or other services or repairs at those times that Landlord shall reasonably designate in accordance with Landlord's ordinary Building schedule.

          16.13. Tenant shall have the right, at Tenant's sole cost and expense, to install and operate a security system as Tenant shall determine ("TENANT'S SECURITY SYSTEM"), provided that Tenant's Security System shall be compatible and coordinated with Landlord's security system. Landlord shall not make any change to Landlord's security system which would adversely affect Tenant's Security System or which would cause Tenant's Security System to no longer be compatible and/or coordinated with Landlord's security system. Tenant's Security System may include, without limitation (a) the installation of proximity card readers at locations on each floor of the Premises and (b) monitoring of the Private Elevator by Tenant's personnel. Upon Tenant's request, Landlord shall cooperate with Tenant in all reasonable respects to facilitate the use of Tenant's Security System and the compatibility and coordination thereof with Landlord's security system (E.G., by combining Tenant's proximity cards with any required Building identification); PROVIDED, HOWEVER, that the cost of such cooperation and coordination, and any equipment required to be installed in connection therewith, shall be at Tenant's sole cost and expense. Tenant shall provide Landlord with a master key and/or a master card key for the Premises.

          16.14. Subject to the provisions of the last sentence of Section 16.13 hereof and Rule 8 of EXHIBIT D annexed hereto, Tenant will not be required to use Landlord's contractor for purposes of installing, maintaining or repairing any locks or bolts on the doors and windows of the Premises, and Tenant will be entitled to use its own locksmith for such purposes. Landlord shall receive master keys from Tenant for all such locks or bolts installed by Tenant.

          16.15. (a)    Except as hereinafter provided, Landlord and the Board
of Managers reserve the right to name the Building and to change the name of the Building and the address of the Building at any time and from time to time. Subject to the provisions of this Section 16.15, Landlord shall give Tenant reasonable prior notice of any change in the address of the Building.

                 (b) For purposes of this Section 16.15, the following terms shall have the following meanings:

          "SIGNAGE OCCUPANCY REQUIREMENT" shall mean occupancy of not less than 270,000 rentable square feet of the Building (herein called the "MINIMUM PREMISES") by Tenant and/or Tenant's Affiliates and/or Tenant's Service and Business Relationship Entities.

          "PROHIBITED SIGNAGE" shall mean any and all signs, flags, banners, monuments, kiosks or other means of identifying any person, entity, tenant, occupant, landlord, unit owner, managing agent, the Condominium or the Board of Managers, on or about the exterior of the Building or the street level lobbies and elevator banks of the Building or visible from the exterior of the Building; PROVIDED, HOWEVER, that Prohibited Signage shall not include (i) any signage which Tenant or Landlord is permitted to install in accordance with the terms of this Section 16.15, (ii) any sign identifying a tenant of the Building not to exceed one (1) square foot (or such larger size sign as the Lehman Tenant may have in the lobby of the Building under the Lehman Lease as of the date of this lease) which is placed on any lobby podium which such tenant is permitted to maintain in accordance with the provisions of this Section 16.15, (iii) up to one (1) plaque not to exceed one (1) square foot at each of the Park Avenue and Lexington Avenue entrances to the Building identifying Landlord, the Condominium or the Managing Agent for the Condominium and (iv) decals identifying Landlord or an Affiliate of Landlord and/or displaying Landlord's or an Affiliate of Landlord's logo on the glass doors and windows in the Lexington Avenue lobby of the Building substantially similar to those placed at Citigroup Center as of the date of this lease and from and after the date that the Premises are no longer the corporate

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     headquarters of Tenant, decals identifying Landlord or an Affiliate of
     Landlord and/or displaying Landlord's or an Affiliate of Landlord's logo on the glass doors and windows in the Park Avenue lobby of the Building substantially similar to those placed at Citigroup Center as of the date of this lease.

                 (c) For so long as the Named Tenant, Citibank, N.A. or a Corporate Successor to the Named Tenant or Citibank, N.A. is the Tenant hereunder and such Tenant meets the Signage Occupancy Requirement and this lease shall remain in full force and effect, Tenant shall have the exclusive right to
(i) subject to the rights of the tenant under the Lehman Lease as of the date of this lease, name the Building after such Tenant, (ii) install, at Tenant's sole cost and expense, identifying signs containing the corporate name of such Tenant or the corporate logo of such Tenant in the locations on the exterior of the Building mutually agreeable to Landlord and Tenant and (iii) raise, from a flagpole located on the Real Property mutually agreed upon by Landlord and Tenant, a flag or banner bearing the corporate name and/or the corporate logo of such Tenant. The design, font, size, color, materials, finish and manner of installation of any such signage shall be subject to Landlord's prior approval, which approval shall not be unreasonably conditioned, withheld or delayed.

                 (d) For so long as the Named Tenant, Citibank, N.A. or a Corporate Successor to the Named Tenant or Citibank, N.A. is the Tenant hereunder and such Tenant meets the Signage Occupancy Requirement, (i) Landlord shall not name the Building after any person and Landlord and the Board of Managers shall not change the address of the Building, (ii) Landlord shall not install, nor permit to be installed, Prohibited Signage, and (iii) Landlord shall not place or install, nor permit to be placed or installed, on any sidewalk or plaza on the Real Property located along Park Avenue, Lexington Avenue or 53rd Street any Kiosk or other structure without Tenant's prior approval, which approval shall not be unreasonably conditioned, withheld or delayed; PROVIDED, HOWEVER, that (A) Landlord shall have the right to install or permit the installation of a one-person lobby podium similar in size but not larger than the lobby podium maintained in the lobby of the Building by the Lehman Tenant as of the date of this lease for any tenant of the Building or any subtenant of any tenant of the Building (x) leasing or subleasing at least 300,000 rentable square feet in the Building and (y) occupying, together with such tenant's or subtenant's, as the case may be, Affiliates and/or Service and Business Relationship Entities, at least 240,000 rentable square feet in the Building (provided, however, that with respect to any such tenant's and subtenant's Service and Business Relationship Entities only, any space within any such tenant's or subtenant's space being occupied by Service and Business Relationship Entities which exceeds ten (10%) percent of the rentable area of such tenant's or subtenant's space, as the case may be, shall not be counted towards the aforementioned 240,000 square foot minimum occupancy requirement), subject to Tenant's reasonable approval of the location and design of such podium, (B) Landlord shall have the right to maintain the Building lobby desks located in the Park Avenue and Lexington Avenue lobbies of the Building as of the date of this lease and Landlord may make modifications to such

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Building lobby desks which are reasonably acceptable to Tenant and (C) Landlord shall have the right to permit its street-level retail tenants to install exterior signs and interior signs which are intended to be visible from the exterior of the Building, provided that such exterior and interior signs shall not detract from the character, appearance or dignity of the Building as a first-class office building and retail building which is the world headquarters of a major financial institution.

          16.16. Landlord shall operate the retail portions of the Unit in accordance with standards of use and operation at least equal to the standards of use and operation prevailing as of the date of this lease (the "RETAIL STANDARDS"). Any dispute between Landlord and Tenant as to whether the Retail Standards are being met shall be resolved by expedited arbitration in accordance with the provisions of Article 39 hereof.

                                   ARTICLE 17

                              NOTICE OF OCCURRENCES

          17.01. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Premises for which Landlord might be liable, (b) any fire or other casualty in the Premises, (c) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof, if and to the extent that Tenant shall have knowledge of any of the foregoing matters.

                                   ARTICLE 18

                        NON-LIABILITY AND INDEMNIFICATION

          18.01. (a)    Neither Landlord (except to the extent expressly set
forth in this lease), the Board of Managers, any Superior Lessor or any Superior Mortgagee, nor any partner, director, officer, shareholder, principal, agent, servant or employee of Landlord, the Board of Managers, any Superior Lessor or any Superior Mortgagee (in any case whether disclosed or undisclosed), shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, nor shall the aforesaid parties be liable for any damage to property of Tenant or of others entrusted to employees of Landlord, Landlord's managing agent (if any), the Board of Managers or the managing agent of the Common Elements, nor for loss of or damage to any such property by theft or otherwise; PROVIDED, HOWEVER, that subject to the provisions of Section 35.03 hereof, nothing contained in this Section 18.01(a) shall be construed to exculpate Landlord for loss, injury or damage to the extent caused by or resulting from the negligence of Landlord, its agents, servants, employees and contractors in the operation or maintenance of the Premises or the Real Property. Further, neither Landlord, the Board of Managers, any

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Superior Lessor or any Superior Mortgagee, nor any partner, director, officer, principal, shareholder, agent, servant or employee of Landlord, the Board of Managers, any Superior Lessor or any Superior Mortgagee, shall be liable (i) for any such damage caused by other tenants or persons in, upon or about the Unit, the Building or the Real Property, or caused by operations in construction of any private, public or quasi-public work; or (ii) even if negligent, for consequential damages arising out of any loss of use of the Premises or any equipment, facilities or other Tenant's Property therein by Tenant or any person claiming through or under Tenant.

                 (b) Neither Tenant (except to the extent expressly set forth in this lease) nor any partner, director, officer, shareholder, principal, agent, servant or employee of Tenant (in any case whether disclosed or undisclosed), shall be liable to Landlord for any loss, injury or damage to Landlord or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, nor shall the aforesaid parties be liable for any damage to property of Landlord or of others entrusted to employees of Tenant, nor for loss of or damage to any such property by theft or otherwise; PROVIDED, HOWEVER, that nothing contained in this Section 18.01(b) shall be construed to exculpate Tenant for loss, injury or damage to the extent caused by or resulting from the negligence of Tenant, its agents, servants, employees and contractors in the operation or maintenance of the Premises. Further, neither Tenant, nor any partner, director, officer, principal, shareholder, agent, servant or employee of Tenant shall be liable (i) for any such damage caused by other tenants or persons in, upon or about the Unit, the Building or the Real Property, or caused by operations in construction of any private, public or quasi-public work; or (ii) even if negligent, for consequential damages arising out of any loss of use of the Unit or the Building or any equipment, facilities or other property of Landlord or the Condominium therein by Landlord or any person claiming through or under Landlord.

          18.02. Subject to the terms of Section 9.04 hereof relating to waivers of subrogation (to the extent that such waivers of subrogation shall be applicable in any case), Tenant shall indemnify and hold harmless Landlord, the Board of Managers and all Superior Lessors and Superior Mortgagees and its and their respective partners, directors, officers, principals, shareholders, agents and employees (each of the foregoing being sometimes referred to herein as a "LANDLORD PARTY") from and against any and all claims arising from or in connection with (a) the occupancy, conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord, its agents, employees or contractors) in or about the Premises during the term of this lease; (b) any act, omission (where there is an affirmative duty to act) or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, principals, shareholders, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (except to the extent caused by the negligence or willful misconduct of Landlord, the Board of Managers, or their agents, employees, or contractors) occurring in, at or upon the Premises; (d) Tenant's exercise of its rights under Article 33 hereof and (e) any breach or default by Tenant in the full and

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prompt payment and performance of Tenant's obligations under this lease;
together with all reasonable, actual out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case any action or proceeding be brought against Landlord and/or any Landlord Parties by reason of any such claim, Tenant, upon notice from Landlord or such Landlord Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord and such Landlord Party. Provided that Tenant complies with the requirements of this Section with respect to any third-party claim, Tenant shall not be liable for the costs of any separate counsel employed by Landlord or any Landlord Party with respect thereto. If the issuer of any insurance policy maintained by Tenant and meeting the applicable requirements of this lease shall assume the defense of any such third-party claim, then Landlord and such Landlord Party shall permit such insurance carrier to defend the claim with its counsel and (i) neither Landlord nor any Landlord Party shall settle such claim without the consent of the insurance carrier (unless such settlement would relieve Landlord or such Landlord Party of all liability for which Tenant or its insurance carrier may be liable hereunder and Tenant and its insurance carrier shall have no liability for such settlement), (ii) Tenant shall have the right to settle such claim without the consent of Landlord if Landlord and each Landlord Party and their respective insurance carriers would be relieved of all liability in connection therewith, (iii) Landlord and each applicable Landlord Party shall reasonably cooperate, at Tenant's expense, with the insurance carrier in its defense of any such claim, and (iv) Tenant shall not be liable for the costs of any separate counsel employed by Landlord or any Landlord Party. In no event shall Tenant be liable for consequential or indirect damages. The provisions of the preceding four sentences shall apply with full force and effect to any obligation of Tenant contained in this lease to indemnify Landlord and/or all Landlord Parties, without respect to whether such indemnification obligation is set forth in this Article 18 or elsewhere in this lease. Nothing contained in this Section 18.02 shall be deemed to relieve Landlord or the Board of Managers, as the case may be, of the obligation to maintain insurance in respect of the Building in accordance with the provisions of Section 9.06 hereof.

          18.03. Notwithstanding anything contained in Section 18.01 hereof to the contrary and subject to the terms of Section 9.04 hereof relating to waivers of subrogation (to the extent that such waivers of subrogation shall be applicable in any case), Landlord shall indemnify and hold harmless Tenant and Tenant's partners, directors, officers, principals, shareholders, agents and employees (each of the foregoing being sometimes referred to herein as a "TENANT PARTY") from and against (a) any and all third-party claims arising from or in connection with any act, omission (where there is an affirmative duty to act) or negligence of Landlord and its partners, directors, principals, shareholders, officers, agents, employees or contractors, and (b) any breach or default by Landlord in the full and prompt performance of Landlord's obligations under this lease, together with all reasonable out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable out-of-pocket attorneys' fees and expenses (but in no event shall

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Landlord, nor any partner, director, officer, principal, shareholder, agent, servant or employee of Landlord or Landlord designee or their tenants be liable for consequential or indirect damages). If any such third-party claim is asserted against Tenant and/or any Tenant Party, Tenant shall give Landlord prompt notice thereof and Landlord shall resist and defend such third-party claim (including any action or proceeding thereon) by counsel reasonably satisfactory to Tenant. Provided that Landlord complies with the requirements of this Section with respect to any third-party claim, Landlord shall not be liable for the costs of any separate counsel employed by Tenant or any Tenant Party with respect thereto. If the issuer of any insurance policy maintained by Landlord and meeting the applicable requirements of this lease shall assume the defense of any such third-party claim, then Tenant shall permit such insurance carrier to defend the claim with its counsel and (i) neither Tenant nor any Tenant Party shall settle such claim without the consent of the insurance carrier (unless such settlement would relieve Tenant or such Tenant Party of all liability for which Landlord or its insurance carrier may be liable hereunder and Landlord and its insurance carrier shall have no liability for such settlement), (ii) Landlord shall have the right to settle such claim without the consent of Tenant if Tenant, each Tenant Party and their respective insurance carriers would be relieved of all liability in connection therewith, (iii) Tenant and each applicable Tenant Party shall reasonably cooperate, at Landlord's expense, with the insurance carrier in its defense of any such claim, and (iv) Landlord shall not be liable for the costs of any separate counsel employed by Tenant or any Tenant Party. The provisions of this Section 18.03 shall apply with full force and effect to any obligation of Landlord contained in this lease to indemnify Tenant and/or a Tenant Party, without respect to whether such indemnification obligation is set forth in this Article 18 or elsewhere in this lease.

                                   ARTICLE 19

                              DAMAGE OR DESTRUCTION

          19.01. If the Building, the Unit or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this lease shall not be terminated as in this Article 19 hereinafter provided), then:

                 (a) Landlord shall promptly settle any insurance claims and repair (or cause the Board of Managers to repair) the damage to and restore and rebuild the Building, the Unit and the core and shell of the Premises (excluding leasehold improvements, Tenant's improvements and betterments and Tenant's Property) diligently and in a workmanlike manner after notice to it of the damage or destruction, and

                 (b) Tenant shall (i) at Tenant's option, restore all or such portion of Tenant's Property as Tenant may elect to restore and (ii) at Tenant's option, to be exercised separately with respect to each floor of the Premises, either

                                (A)   repair the damage to and restore such
     portion of the leasehold improvements on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) as shall, at a minimum, result in a usable open floor plan, including, without limitation, ceiling, lighting and floor coverings and any and all leasehold improvements which are required to be installed therein to permit such floor to be used in compliance with applicable Legal Requirements (herein collectively called the "IMPROVEMENTS RESTORATION WORK"); or

                                (B)   demolish the leasehold improvements
     located on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) (herein called the "IMPROVEMENTS DEMOLITION WORK"),

which Improvements Restoration Work or Improvements Demolition Work (as the case may be) shall be performed diligently and in a workmanlike manner after the substantial completion of Landlord's repairs and restoration of the core and shell of the Premises.

The Improvements Restoration Work and the Improvements Demolition Work shall be deemed to constitute Alterations for the purposes of Article 11 hereof. The proceeds of policies providing coverage for leasehold improvements installed in the Premises shall be paid to Tenant, to be used by Tenant to perform the Improvements Restoration Work and/or the Improvements Demolition Work (as the case may be), to the extent Tenant is to perform the same, and otherwise to be retained by Tenant. If this lease shall be terminated by Landlord or Tenant pursuant to this Article 19, then Tenant shall retain the proceeds of policies providing coverage for leasehold improvements. Tenant shall be solely responsible for (1) the amount of any deductible under the policy insuring the leasehold improvements and (2) the amount, if any, by which the cost of the Improvements Restoration Work and/or the Improvements Demolition Work (as the case may be) exceeds the available insurance proceeds therefor.

          19.02. If all or part of the Premises shall be damaged or destroyed or rendered completely or partially "UNTENANTABLE" (which, for purposes of this lease shall mean unusable for the conduct of Tenant's business in a manner which is consistent with Tenant's use within the thirty (30) day period prior to the occurrence of such casualty and Tenant ceases the operation of its business within the Premises or the affected portion thereof) or inaccessible on account of fire or other casualty, the Fixed Rent and the Additional Charges under
Article 3 hereof shall be abated in the proportion that the untenantable area of the Premises bears to the total area of the Premises for the period from the date of the damage or destruction to

                 (a) the date by which Tenant, acting diligently following Landlord's (or the Board of Managers') restoration of the damage to the core and shell of the Premises (exclusive of the leasehold improvements, Tenant's improvements and betterments and Tenant's Property), has or could have restored the leasehold improvements, Tenant's improvements and betterments and Tenant's Property and re-commenced the conduct of business from the affected portion of the Premises, or

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                 (b)    if the Building or the Unit is so damaged or destroyed
that the Premises are rendered untenantable due to insufficient access to the Premises, the date on which the Premises shall be made tenantable and sufficient access thereto shall be available;

PROVIDED, HOWEVER, in the case of (a) or (b) above, should Tenant or any of its subtenants reoccupy a portion of the Premises for the conduct of business prior to the date that the Premises are substantially repaired or made tenantable, the Fixed Rent and the Additional Charges allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy. In the event that fifty (50%) percent or more of the rentable area of any floor of the Premises is rendered untenantable and in Tenant's good faith judgment Tenant cannot use the tenantable portion of such floor for the conduct of Tenant's business in a manner which is consistent with Tenant's use within the thirty (30) day period prior to the occurrence of such casualty and Tenant ceases the operation of its business within the entire floor, such entire floor shall be deemed to be untenantable. In the event that fifty (50%) percent or more of the rentable area of the entire Premises is rendered untenantable and in Tenant's good faith judgment Tenant cannot use the tenantable portion of the Premises for the conduct of Tenant's business in a manner which is consistent with Tenant's use immediately prior to the occurrence of such casualty and Tenant ceases the operation of its business within the entire Premises, the entire Premises shall be deemed to be untenantable.

          19.03. If (a) the Building shall be seventy-five (75%) percent or more damaged or destroyed by fire or other casualty, or if the Building or the Unit shall be so damaged or destroyed by fire or other casualty that its repair or restoration requires more than fifteen (15) months or the expenditure of more than forty (40%) percent of the full insurable value of the Building or the Unit, as the case may be, immediately prior to the casualty (as estimated by a reputable contractor, registered architect or licensed professional engineer designated by Landlord or the Board of Managers [herein called "LANDLORD'S EXPERT"], subject to Tenant's approval, which approval Tenant shall not unreasonably withhold, condition or delay) or (b) if the Premises shall be totally or substantially (I.E., for this purpose, more than fifty (50%) percent) damaged or destroyed and it would require ninety (90) days or more to restore the Building and the core and shell of the Premises during the last two (2) years of the term of this lease, as same may have been extended (as estimated in any such case by Landlord's Expert), and, if the circumstances set forth in clause (a) above have occurred, Landlord shall have canceled leases (including this lease) covering at least seventy-five (75%) percent of the office space in the Unit not occupied by Landlord or its Affiliates pursuant to which it may, under such circumstances, exercise a right of termination, then in any such case Landlord may terminate this lease by giving Tenant notice to such effect (herein called "LANDLORD'S CASUALTY TERMINATION NOTICE") as soon as practicable under the circumstances and in any event within one hundred five (105) days after the date of the casualty, and upon the giving of such notice this lease and the term and estate hereby granted shall terminate as of the date set forth in such notice (PROVIDED, HOWEVER, that if Tenant is then in occupancy of the Premises, Tenant shall have the right, to be exercised by written notice to Landlord given within thirty
(30) days after Tenant's receipt of Landlord's termination notice, to extend the date set forth in Landlord's termination notice to a date up to one hundred twenty (120) days after the giving of Landlord's termination notice).

          19.04. (a)    In the case of any damage or destruction mentioned in
this Article 19, Tenant may terminate this lease by notice given to Landlord in accordance with the last sentence of this Section 19.04(a) if Landlord or the Board of Managers shall not have completed the making of the required repairs and restored and rebuilt the Building and the core and shell of the Premises within fifteen (15) months from the date of such damage or destruction (herein called the "RESTORATION COMPLETION DATE"; PROVIDED, HOWEVER, that if such damage or destruction shall occur and render untenantable twenty-five (25%) percent or more of the rentable area of the Premises at a time when there shall be less than two (2) years remaining in the term of this lease and Tenant shall not have exercised any right that it may have pursuant to the terms of this lease to extend the term of this lease, the Restoration Completion Date shall mean the date that is one hundred twenty (120) days from the date of such damage or destruction), or within such period after such date as shall equal the aggregate period Landlord may have been delayed in doing so by reasons of Force Majeure Causes. Except as expressly provided in this Section 19.04, Tenant shall not be entitled to terminate this lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the core and shell of the Premises or of the Building pursuant to this Article l9. Landlord shall use all reasonable efforts to make such repair or restoration (or cause the Board of Managers to make such repair or restoration) diligently and in a workmanlike manner and in such manner as to not unreasonably interfere with Tenant's use and occupancy of the Premises; PROVIDED, HOWEVER, that: (i) Landlord or the Board of Managers shall not be required to do such repair or restoration work on an overtime basis except to the extent that the cost of such overtime work would be covered by Landlord's (or the Board of Managers') insurance or (ii) upon Tenant's written request and agreement to bear the incremental additional cost of same, Landlord or the Board of Managers shall perform the repair and restoration of the core and shell of the Premises on an overtime basis. In the event that Tenant becomes entitled to terminate this lease and the term and estate hereby granted pursuant to the provisions of the first sentence of this
Section 19.04(a), Tenant may do so by giving a notice to such effect to Landlord at any time following the date on which Tenant becomes so entitled but prior to the date on which Landlord completes its repair and restoration obligations set forth in this Article 19, and unless Landlord shall complete its repair and restoration obligations set forth in this Article 19 prior to the expiration of thirty (30) days from Landlord's receipt of such notice, this lease and the term and estate hereby granted shall terminate as of such thirtieth (30th) day with the same force and effect as if such date were the Expiration Date specified herein.

                 (b) Within seventy-five (75) days after the occurrence of any such damage or destruction, Landlord shall give Tenant notice of the date that, in the good faith judgment of Landlord's Expert, it estimates it or the Board of Managers shall be able to substantially complete the required repairs and restorations (herein called the "ANTICIPATED COMPLETION DATE") subject to delays for any of the causes described in Section 35.04 hereof. If Landlord shall fail to timely deliver such notice of the Anticipated Completion Date and such failure shall continue for ten (10) Business Days after Landlord's receipt of written notice from Tenant making specific reference to the right of Tenant contained in this sentence and if Landlord fails to deliver notice of the Anticipated Completion Date prior to the expiration of such ten (10) day period, or if the Anticipated Completion Date shall be after the Restoration Completion Date, or in the event it is determined pursuant to expedited arbitration conducted in accordance with the provisions of Section 39.04 hereof that based upon Landlord's progress the restoration could not be completed by the Anticipated Completion Date even with the use of overtime, Tenant shall have the right, within sixty (60) days after the notice of the Anticipated Completion Date has failed to be delivered or is given, as applicable, or within thirty
(30) days after such determination is made, to terminate this lease by giving thirty (30) days notice of such termination to Landlord, and on the date set forth in such notice, which shall not in any event be more than ninety (90) days after the giving of such notice, this lease will terminate as if such date were the Expiration Date specified herein. If Tenant does not give such termination notice within said sixty (60) or thirty (30) day period, as applicable, then the Restoration Completion Date provided for herein shall automatically be deemed extended to the date which is thirty (30) days following the Anticipated Completion Date set forth in Landlord's notice or determined in such expedited arbitration proceeding, as applicable. In no event shall Landlord or the Board of Managers be liable to Tenant in the event the restoration is not completed on the Anticipated Completion Date (as extended for any of the causes described in Section 35.04 hereof) and Tenant's sole remedy shall be the termination right herein provided.

          19.05. Landlord and Tenant shall cooperate with each other in connection with the collection of any insurance proceeds payable in respect of any casualty to the Building and/or Tenant's Property and in the performance of their respective restoration obligations, and shall comply with all reasonable requests made by each other in connection therewith, including, without limitation, the execution of any affidavits required by the applicable insurance companies.

          19.06. Except to the extent expressly set forth in this Article 19, Tenant shall not be entitled to terminate this lease and Landlord and the Board of Managers shall have no liability to Tenant for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article 19.

          19.07. Landlord will not carry insurance of any kind on Tenant's Property or on Tenant's improvements and betterments or leasehold improvements and shall not

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be obligated to repair any damage to or replace any of the foregoing and Tenant agrees to look solely to its insurance for recovery of any damage to or loss of any of the foregoing. If Tenant shall fail to maintain such insurance, and such failure shall continue for ten (10) Business Days after written notice by Landlord to Tenant specifying Landlord's self-help right if Tenant fails to remedy such failure, Landlord, at Landlord's election, shall have the right (in its sole discretion and without any liability whatsoever if Landlord elects not to do so) to obtain such insurance on Tenant's Property, Tenant's improvements and betterments and the leasehold improvements and the reasonable, actual, out-of-pocket cost thereof shall be Additional Charges under this lease and payable by Tenant to Landlord within thirty (30) days of request therefor.

          19.08. The provisions of this Article 19 shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                   ARTICLE 20

                                 EMINENT DOMAIN

          20.01. If the whole of the Building, the Unit or the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "DATE OF THE TAKING"), and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such date.

          20.02. If more than fifty (50%) percent of the Unit shall be so taken, this lease shall be unaffected by such taking, except that (a) Landlord may, at its option, provided that Landlord shall terminate leases of no less than seventy-five (75%) percent of the office space then leased to tenants in the Unit other than Landlord and its Affiliates upon which the effect of such taking shall have been substantially similar to the effect of same upon the Premises, terminate this lease by giving Tenant notice to that effect within sixty (60) days after the Date of the Taking, and (b) if twenty (20%) percent or more of the Premises shall be so taken and the remaining area of the Premises shall not be sufficient, in Tenant's reasonable judgment, for Tenant to continue the operation of its business, or if permanent access to the Premises shall be taken, Tenant may terminate this lease by giving Landlord notice to that effect within ninety (90) days after the Date of the Taking. This lease shall terminate on the date set forth in such notice from Landlord or Tenant to the other, which date shall be no less than sixty (60) nor more than ninety (90) days after the date such notice is given, and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such termination date, except that with respect to any portion of the Premises which is the subject of the taking, if earlier, as of the Date of the Taking. Upon such partial taking and this lease continuing in force as to any part of the

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Premises, the Fixed Rent and Additional Charges shall be adjusted according to the rentable area remaining.

          20.03. Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this lease and Tenant shall receive no part of such award except as hereinafter expressly provided in this Article 20. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment; PROVIDED, HOWEVER, that Tenant shall have the right to make a claim for its moving expenses and for any of Tenant's Property and any of Tenant's furniture, fixtures and equipment taken (except to the extent of the unamortized balance of the amount of any allowance or credit therefor granted by Landlord) and, if the provisions of Section 20.05 hereof apply, for Landlord's property that Tenant is required to restore.

          20.04. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and Tenant's furniture, fixtures and equipment (except to the extent of the unamortized balance of the amount of any allowance or credit therefor granted by Landlord), and for moving expenses, and, if the provisions of Section 20.05 hereof apply, for Landlord's property that Tenant is required to restore, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Fixed Rent and Additional Charges when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date of this lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration Date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Fixed Rent and Additional Charges have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Fixed Rent and Additional Charges becoming due hereunder.

          20.05. In the event of a taking of less than the whole of the Building and/or the Land which does not result in termination of this lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this lease, (a) Landlord, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those

                                      -123-
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parts of the Premises which are deemed Landlord's property pursuant to Section
12.01 hereof and Tenant's Property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and rentable Building and Premises and (b) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence (i) at Tenant's option, to repair all or such portions of Tenant's Property as Tenant may elect to repair and (ii) at Tenant's option, to be exercised separately with respect to each floor of the Premises, either:

                        (A) repair the remaining parts of the Premises on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) which are deemed Landlord's property pursuant to Section 12.01 hereof as shall, at a minimum, result in a usable open floor plan, including, without limitation, ceiling, lighting and floor coverings and any and all parts of the Premises which are deemed Landlord's property pursuant to Section 12.01 and which are required to be installed therein to permit such floor to be used in compliance with applicable Legal Requirements (herein collectively called "TENANT'S CONDEMNATION RESTORATION WORK"); or

                        (B) demolish the parts of the Premises located on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) which are deemed Landlord's property pursuant to Section 12.01 hereof (herein called "TENANT'S CONDEMNATION DEMOLITION WORK").

                                   ARTICLE 21

                                    SURRENDER

          21.01. On the Expiration Date or upon any earlier termination of this lease, or upon any reentry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this lease, and Tenant shall remove all of the Tenant's Property therefrom except as otherwise expressly provided in this lease and all of Tenant's Special Alterations therefrom which Tenant is required to remove subject to and in accordance with Section 12.01(a) hereof.

          21.02. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord and consented to by each Superior Lessor and Superior Mortgagee whose lease or mortgage, as the case may be, provides that no such surrender may be accepted without its consent.

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                                   ARTICLE 22

                            CONDITIONS OF LIMITATION

          22.01. This lease and the term and estate hereby granted are subject to the limitation that whenever Tenant, or any guarantor of Tenant's obligations under this lease, shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant or such guarantor under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant or such guarantor under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant, or such guarantor, under the arrangement provisions of the United States Bankruptcy Code or under the provisions of any law of like import, or whenever a permanent receiver of Tenant, or such guarantor, or of or for the property of Tenant, or such guarantor, shall be appointed, then Landlord (a) if such event occurs without the acquiescence of Tenant, or such guarantor, as the case may be, at any time after the event continues for ninety (90) days, or (b) in any other case at any time after the occurrence of any such event, may give Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the expiration date of this lease, but Tenant shall remain liable for damages as provided in Article 24 hereof.

          22.02. This lease and the term and estate hereby granted are subject to the further limitations that:

                 (a) if Tenant shall default in the payment of any Fixed Rent or Additional Charges, and such default shall continue for ten (10) days after written notice thereof has been given to Tenant, or

                 (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this lease (other than a default in the payment of Fixed Rent or Additional Charges) and such default shall continue and not be remedied as soon as practicable and in any event within thirty (30) days after Landlord shall have given to Tenant a written notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not (i) subject Landlord or any Superior Lessor or any Superior Mortgagee to prosecution for a crime or any other fine or charge, (ii) subject the Premises or any part thereof or the Building or Land, or any part thereof, to being condemned or vacated, (iii) subject the Building or Land, or any part thereof, to any lien or encumbrance which is not removed or bonded within the time period required under this lease, or (iv) result in the termination of any

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Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not (A)
within said thirty (30) day period advise Landlord of Tenant's intention to take all steps reasonably necessary to remedy such default, (B) duly commence within said thirty (30) day period, and thereafter diligently prosecute to completion all steps reasonably necessary to remedy the default and (C) complete such remedy within a reasonable time after the date of said notice of Landlord, or

                 (c) if any event shall occur or any contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 7 hereof, then in any of said cases Landlord may give to Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five (5) days this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day was the day herein definitely fixed for the end and expiration of this lease, but Tenant shall remain liable for damages as provided in Article 24 hereof. All notices given under this
Section 22.02 shall contain a statement in bold type and capital letters stating "THIS IS A DEFAULT NOTICE" as a condition to the effectiveness thereof.

          22.03. (a)    If Tenant shall have assigned its interest in this
lease, and this lease shall thereafter be disaffirmed or rejected in any proceeding under the United States Bankruptcy Code or under the provisions of any Federal, state or foreign law of like import, or in the event of termination of this lease by reason of any such proceeding, the assignor or any of its predecessors in interest under this lease, upon request of Landlord given within ninety (90) days after such disaffirmance or rejection shall (a) pay to Landlord all Fixed Rent and Additional Charges then due and payable to Landlord under this lease to and including the date of such disaffirmance or rejection and (b) enter into a new lease as lessee with Landlord of the Premises for a term commencing on the effective date of such disaffirmance or rejection and ending on the Expiration Date, unless sooner terminated as in such lease provided, at the same Fixed Rent and Additional Charges and upon the then executory terms, covenants and conditions as are contained in this lease, except that (i) the rights of the lessee under the new lease, shall be subject to any possessory rights of the assignee in question under this lease and any rights of persons claiming through or under such assignee, (ii) such new lease shall require all defaults existing under this lease to be cured by the lessee with reasonable diligence, and (iii) such new lease shall require the lessee to pay all Additional Charges which, had this lease not been disaffirmed or rejected, would have become due after the effective date of such disaffirmance or rejection with respect to any prior period. If the lessee shall fail or refuse to enter into the new lease within ten (10) days after Landlord's request to do so, then in addition to all other rights and remedies by reason of such default, under this lease, at law or in equity, Landlord shall have the same rights and remedies against the lessee as if the lessee had entered into such new lease and such new lease had thereafter been terminated at the beginning of its term by reason of the default of the lessee thereunder.

                 (b) If pursuant to the United States Bankruptcy Code Tenant is permitted to assign this lease in disregard of the restrictions contained in
Article 7 hereof (or if this lease shall be assumed by a trustee), the trustee or assignee shall cure any default under this lease and shall provide adequate assurance of future performance by the trustee or assignee including (i) of the source of payment of rent and performance of other obligations under this lease (for which adequate assurance shall mean the deposit of cash security with Landlord in an amount equal to the sum of one (1) year's Fixed Rent then reserved hereunder plus an amount equal to all Additional Charges payable under
Article 3 hereof for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the term as security for the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed) and that any such assignee of this lease shall have a net worth exclusive of good will, computed in accordance with GAAP, equal to at least ten (10) times the aggregate of the annual Fixed Rent reserved hereunder plus all Additional Charges for the preceding calendar year as aforesaid and (ii) that the use of the Premises shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building or increase the services to be provided by Landlord. If all defaults are not cured and such adequate assurance is not provided within sixty (60) days after there has been an order for relief under the Bankruptcy Code, then this lease shall be deemed rejected, Tenant or any other person in possession shall vacate the Premises, and Landlord shall be entitled to retain any rent or security deposit previously received from Tenant and shall have no further liability to Tenant or any person claiming through Tenant or any trustee. If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designed by the assignee as paid for the purchase of Tenant's Property in the Premises, shall be and become the sole exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. If Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this lease and proposes to assign the same (pursuant to Title 11 U.S.C. Section 365, as the same may be amended) to any person, including, without limitation, any individual, partnership or corporate entity, who shall have made a bona fide offer to accept an assignment of this lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (1) the name and address of such person, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's future performance under this lease, including, without limitation, the assurances referred to in Title 11 U.S.C.
Section 365(b)(3) (as the same may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than twenty (20) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no

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later than ten (10) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession, given at any time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this lease.

                                   ARTICLE 23

                               REENTRY BY LANDLORD

          23.01. If this lease shall terminate as provided in Article 22 hereof, Landlord or Landlord's agents and employees may immediately or at any time thereafter reenter the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, or otherwise as permitted by law (but in no event by forcible entry), without being liable to indictment, prosecution or damages therefor (except to the extent resulting from Landlord's negligence or willful misconduct), and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises. The word "REENTER," as used herein, is not restricted to its technical legal meaning. If this lease is terminated under the provisions of Article 22 hereof, or if Landlord shall reenter the Premises under the provisions of this Article, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Fixed Rent and Additional Charges payable up to the time of such termination of this lease, or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 24 hereof.

          23.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

          23.03. If this lease shall terminate under the provisions of Article 22 hereof, or if Landlord shall reenter the Premises under the provisions of this Article 23, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any,

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paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Fixed Rent or Additional Charges due from Tenant at the time of such termination or reentry or, at Landlord's option, against any damages payable by Tenant under Article 24 hereof or pursuant to law, with the balance, if any, to be promptly refunded to Tenant.

                                   ARTICLE 24

                                     DAMAGES

          24.01. If this lease is terminated under the provisions of Article 22 hereof, or if Landlord shall reenter the Premises under the provisions of
Article 23 hereof, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

                 (a) a sum which at the time of such termination of this lease or at the time of any such reentry by Landlord, as the case may be, represents the then value of the excess, if any (assuming a discount at a rate per annum equal to the interest rate then applicable to 7-year Federal Treasury Bonds), of (i) the aggregate amount of the Fixed Rent and the Additional Charges under Article 3 hereof which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges under Article 3 hereof to be the same as were payable for the last twelve (12) calendar months, or if less than twelve (12) calendar months have then elapsed since the Commencement Date, all of the calendar months immediately preceding such termination or reentry) for the period commencing with such earlier termination of this lease or the date of any such reentry, as the case may be, and ending with the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so reentered the Premises, over (ii) the aggregate fair market rental value of the Premises for the same period, or

                 (b) sums equal to the Fixed Rent and the Additional Charges under Article 3 hereof which would have been payable by Tenant had this lease not so terminated, or had Landlord not so reentered the Premises, payable upon the due dates therefor specified herein following such termination or such reentry and until the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so reentered the Premises; PROVIDED, HOWEVER, that if Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the reasonable and actual expenses incurred or paid by Landlord in terminating this lease or in reentering the Premises and in securing possession thereof, as well as the reasonable and actual expenses of reletting, including, without limitation, altering and preparing the

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Premises for new tenants, brokers' commissions, reasonable legal fees, and all other customary and reasonable expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting, provided that such reletting shall constitute a bona-fide arms-length third party transaction. Notwithstanding anything to the contrary contained in this lease, Landlord shall use reasonable efforts to relet the Premises, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions (that may include concessions and free rent periods) as Landlord may reasonably determine, PROVIDED, HOWEVER, that Landlord shall not be liable in any way whatsoever for its failure to relet the Premises or any part thereof, or if the Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this lease.

          24.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this lease would have expired if it had not been so terminated under the provisions of Article 22 hereof, or had Landlord not reentered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this lease or reentry on the Premises for the default of Tenant under this lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than any of the sums referred to in
Section 24.01 hereof. Notwithstanding any provisions of this lease to the contrary, Landlord shall not be liable to Tenant, and Tenant shall not be liable to Landlord, for consequential damages of any kind or nature, even if arising from any act, omission or negligence of such party or from the breach by such party of its obligations under this lease; PROVIDED, HOWEVER, that the foregoing shall not be deemed to limit Tenant's obligation to reimburse Landlord for any damages as expressly required pursuant to Article 34 hereof, regardless of whether any court or arbitrator awarding such damages shall regard or classify same as consequential damages.

          24.03. In addition, if this lease is terminated under the provisions of Article 22 hereof, or if Landlord shall reenter the Premises under the provisions of Article 23 hereof, Tenant agrees that:

                 (a) the Premises then shall be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof;

                 (b) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this lease for the making of any Alterations or for restoring or rebuilding the Premises or the Building, or any part thereof; and

                 (c) for the breach of any covenant of Tenant set forth above in this Section 24.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by a reputable independent contractor selected by Landlord).

          24.04. In addition to any other remedies Landlord may have under this lease, and without reducing or adversely affecting any of Landlord's rights and remedies under Article 22 hereof, if any Fixed Rent, Additional Charges or damages payable hereunder by Tenant to Landlord are not paid within three (3) Business Days after the due date thereof, the same shall bear interest at the Base Rate plus five (5%) percent, from the due date thereof until paid, and the amount of such interest shall be an Additional Charge hereunder. For the purposes of this Section 24.04, a rent bill sent by first class mail, to the address to which notices are to be given under this lease, shall be deemed a proper demand for the payment of the amounts set forth therein.

                                   ARTICLE 25

                               AFFIRMATIVE WAIVERS

          25.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this lease after being dispossessed or ejected therefrom by process of law or under the terms of this lease or after the termination of this lease as provided in this lease.

          25.02. If Tenant shall be in default, after the expiration of any applicable notice and grace periods, in the payment of Fixed Rent or Additional Charges, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items which any such payments shall be credited.

          25.03. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

          25.04. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Premises (other than compulsory counterclaims), provided that nothing herein shall be deemed to preclude Tenant from bringing a separate action for any claim that Tenant may have hereunder.

                                   ARTICLE 26

                                   NO WAIVERS

          26.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this lease or of the right to exercise such election, and such right to insist upon strict performance shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord or tender by Tenant of Fixed Rent or partial payments thereof or Additional Charges or partial payments thereof with knowledge of breach by Tenant or Landlord, as the case may be, of any obligation of this lease shall not be deemed a waiver of such breach.

          26.02. If there be any agreement between Landlord and Tenant providing for the cancellation of this lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the term, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of the term shall not be considered an extension thereof or a vested right in Tenant to such further term so as to prevent Landlord from canceling this lease and any such extension thereof during the remainder of the original term; such privilege, if and when so exercised by Landlord, shall cancel and terminate this lease and any such renewal or extension; any right herein contained on the part of Landlord to cancel this

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lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term, unless such additional options are expressly provided for herein.

                                   ARTICLE 27

                            CURING TENANT'S DEFAULTS

          27.01. If Tenant shall default in the performance of any of Tenant's obligations under this lease, Landlord, the Board of Managers, any Superior Lessor or any Superior Mortgagee without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant (provided such expense is commercially reasonable), without notice in a case of emergency, and in any other case only if such default continues after written notice and the expiration of the applicable grace period, if any. If Landlord effects such cure by bonding any lien which Tenant is required to bond, Tenant shall obtain and substitute a bond for Landlord's bond at its sole cost and expense and reimburse Landlord for the commercially reasonable cost of Landlord's bond.

          27.02. Bills for any reasonable actual out-of-pocket expenses incurred by Landlord, the Board of Managers or any Superior Lessor or any Superior Mortgagee in connection with any such performance by it for the account of Tenant, and bills for all reasonable actual out-of-pocket costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the Fixed Rent or Additional Charges or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Premises after default by Tenant or upon the expiration or sooner termination of this lease, and interest on all sums advanced by Landlord, the Board of Managers or such Superior Lessor or Superior Mortgagee under this Section 27.02 and/or Section 27.01 hereof (at the Interest Rate or the maximum rate permitted by law, whichever is less) may be sent by Landlord, the Board of Managers or such Superior Lessor or Superior Mortgagee to Tenant monthly, or immediately, at its option, and such amounts shall be due and payable in accordance with the terms of such bills, but not sooner than thirty
(30) days after the rendering of such bills, together with reasonable documentation with respect to such expenses. Notwithstanding anything to the contrary contained in this Section, Tenant shall have no obligation to pay the costs, expenses or disbursements of Landlord, the Board of Managers, or any Superior Lessor or Superior Mortgagee in any proceeding in which there shall have been rendered a final judgment against such party, and the time for appealing such final judgment shall have expired.

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                                   ARTICLE 28

                                     BROKER

          28.01. Landlord and Tenant each covenant, warrant and represent that no broker was instrumental in bringing about or consummating this lease and that it had no conversations or negotiations with any broker concerning the leasing of the Premises to Tenant. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker. Landlord agrees to indemnify and hold harmless Tenant against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of conversations or negotiations had by Landlord with any broker.

                                   ARTICLE 29

                                     NOTICES

          29.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to this lease or pursuant to any applicable law or requirement of public authority (collectively, "NOTICES") shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) nationally recognized overnight courier (E.G., Federal Express) with verification of delivery requested or (c) personal delivery with verification of delivery requested, in any of such cases addressed as follows:

          If to Landlord:

               BP 399 Park Avenue LLC
               c/o Boston Properties, Inc.
               599 Lexington Avenue
               New York, New York 10022
               Attention: Mr. Robert Selsam

          with a copy to:

               Boston Properties, Inc.
               599 Lexington Avenue
               New York, New York 10022
               Attention: Matthew W. Mayer, Esq.

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          with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               4 Times Square
               New York, New York 10036
               Attention: Benjamin F. Needell, Esq.

          If to the Board of Managers:

               The Board of Managers of The 399 Park Avenue
               Condominium
               c/o Boston Properties, Inc.
               599 Lexington Avenue
               New York, New York 10022
               Attention: Mr. Robert Selsam

          and if to Tenant as follows:

               Citigroup, Inc.
               Corporate Realty Services
               One Court Square, 8th Floor
               Long Island City, New York 11120
               Attention: Director of Real Estate

          and

               Citigroup, Inc.
               599 Lexington Avenue, 25th Floor
               New York, New York 10022
               Attention: General Counsel (Real Estate) and Associate General Counsel (Real Estate)

          with a copy to:

               Paul, Hastings, Janofsky & Walker LLP
               75 East 55th Street
               New York, New York 10022
               Attention: Dean Stiffle, Esq.

and shall be deemed to have been given, rendered or made (i) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third (3rd) Business Day after the day so mailed,
(ii) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (iii) if sent by

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personal delivery, when delivered and receipted by the party to whom addressed
(or on the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it.

          29.02. Notices hereunder from Landlord may be given by Landlord's managing agent, if one exists, or by Landlord's attorney. Notices hereunder from Tenant may be given by Tenant's attorney.

          29.03. In addition to the foregoing, Landlord, the Board of Managers or Tenant may, from time to time, request in writing that the other party serve a copy of any notice on one other person or entity designated in such request, and Landlord shall also have the right to request in writing that Tenant serve a copy of any notice on the Board of Managers or any Superior Lessor or Superior Mortgagee, such service in any case to be effected as provided in Section 29.01 or 29.02 hereof.

          29.04. All notices given by Landlord under Section 22.02 hereof shall contain a statement in bold type and capital letters stating "THIS IS A DEFAULT NOTICE" as a condition to the effectiveness thereof.

                                   ARTICLE 30

                              ESTOPPEL CERTIFICATES

          30.01. Each party agrees, at any time and from time to time, as requested by the other party with not less than ten (10) Business Days' prior notice, to execute and deliver to the other a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, and if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation; PROVIDED, HOWEVER, the reliance referred to herein, shall be limited to the party giving such statement being estopped from contradicting any of the statements made in such certificate. Tenant also shall include in any such statement such other information concerning this lease as Landlord, the Board of Managers, or any Superior Mortgagee or Superior Lessor may reasonably request.

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                                   ARTICLE 31

                               MEMORANDUM OF LEASE

          31.01. Tenant shall not record this lease, but at the request of either party, Landlord and Tenant shall execute, acknowledge and deliver, and Landlord or Tenant may record, a statutory form of memorandum with respect to this lease pursuant to the provisions of Section 291-C of the Real Property Law of the State of New York. Within ten (10) days after the end of the term of this lease (as the same may be extended), Tenant shall enter into such documentation as is reasonably required by Landlord in form reasonably acceptable to Tenant to remove the memorandum of record.

                                   ARTICLE 32

                         NO REPRESENTATIONS BY LANDLORD

          32.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this lease and shall expressly refer to this lease. All understandings and agreements heretofore had between the parties are merged in this lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this lease or any other written agreement(s) made concurrently herewith.

                                   ARTICLE 33

                     TENANT'S RIGHTS OF SELF-HELP AND OFFSET

          33.01. (a)    Subject to the provisions of this Article 33, if
Landlord fails to perform or provide in accordance with the provisions of this lease any item of work, maintenance, or repair or service with respect to (i) items that are exclusively located within the Premises or (ii) items which exclusively serve the Premises, Tenant shall have the right (but not the obligation) to perform and fulfill Landlord's obligation with respect thereto (and Tenant shall have access to those portions of the Unit outside of the Premises which service the Premises in order to do so). The extent of the work performed by Tenant in curing any such default by Landlord shall not exceed the work that is reasonably necessary to effectuate such remedy and the cost of such work shall be reasonably prudent and economical under the circumstances; provided that if Tenant shall in good faith competitively bid such work (but Tenant shall have no obligation hereunder to bid such work) to at least three
(3) bidders, then the lowest bid obtained shall be deemed to be reasonably prudent and economical. Notwithstanding anything to the

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contrary contained herein, Tenant shall not be entitled to cure any default of
Landlord if (A) such cure requires access to the premises of other tenants or occupants of the Unit unless Tenant shall have first obtained the prior written consent of any such tenant or occupant, or (B) the performance of such cure would require access to Building systems that service tenants other than Tenant or in addition to Tenant or would impair or disrupt services to the tenants of the Building, unless, in either case, Tenant shall have first obtained the prior written consent of such other tenants of the Building and Tenant shall have submitted copies of such consent(s) to Landlord before entering such space or accessing Building systems, as the case may be. The defaults of Landlord that Tenant is permitted to cure in accordance with the provisions of this Section 33.01(a) are hereinafter referred to as "SELF-HELP ITEMS."

                 (b) If Tenant believes that Landlord has failed to perform any Self-Help Item as required by this lease, Tenant may give Landlord a notice (herein called the "SELF-HELP NOTICE") of Tenant's intention to perform such Self-Help Item on Landlord's behalf, which notice shall contain a statement in bold type and capital letters stating "THIS IS A SELF-HELP NOTICE" as a condition to the effectiveness thereof. If Landlord fails within two (2) Business Days after its receipt of such Self-Help Notice (or within one (1) day after its receipt of such Self-Help Notice in the event that such failure is causing a material disruption of Tenant's business) to either (i) commence (and thereafter continue to diligently perform) the cure of such Self-Help Item or
(ii) give a notice to Tenant (herein called "LANDLORD'S SELF-HELP DISPUTE NOTICE") disputing Tenant's right to perform the cure of such Self-Help Item pursuant to the terms of this Article 33, Tenant shall have the right, but not the obligation, to commence and thereafter diligently prosecute the cure of such Self-Help Item in accordance with the provisions of this Article 33 at any time thereafter, but prior to the date on which Landlord either commences to cure such Self-Help Item or gives to Tenant a Landlord's Self-Help Dispute Notice. If either (A) within such two (2) Business Day period (or one (1) day period, if applicable) or at any time thereafter prior to the date on which Tenant commences to cure such Self-Help Item, Landlord gives a Landlord's Self-Help Dispute Notice, or (B) Tenant disputes whether Landlord has commenced to cure or is diligently proceeding with the cure of such Self-Help Item, Tenant may commence an arbitration by the American Arbitration Association pursuant to its Guidelines for Expedited Arbitration (herein called a "SELF-HELP ARBITRATION"). Such arbitration shall make a determination as to either (1) whether Landlord has failed to commence or has been and is then continuing to fail to diligently prosecute the Self-Help Item in question or (2) whether Tenant has the right pursuant to the terms of this Article 33 to cure such Self-Help Item. If Tenant shall prevail in such arbitration, Tenant may perform the cure of such Self-Help Item. Upon completion of the cure of such Self-Help Item, as provided herein, by Tenant, Tenant shall give notice thereof (the "SELF-HELP ITEM COMPLETION NOTICE") to Landlord (which notice shall contain a statement in bold type and capital letters stating "THIS IS A SELF-HELP ITEM COMPLETION NOTICE" as a condition to the effectiveness thereof), together with a copy of paid invoices setting forth the reasonable costs and expenses incurred by Tenant to complete such Self-Help Item (herein called the

"SELF-HELP AMOUNT"). Landlord shall reimburse Tenant in the amount of the Self-Help Amount within thirty (30) days after receipt of Tenant's Self-Help Item Completion Notice, together with interest thereon at the Interest Rate from the date same were incurred through the date of reimbursement. In the event that Landlord shall fail to pay the Self-Help Amount within such thirty (30) day period, Tenant shall be entitled to offset the Self-Help Amount, together with interest thereon at the Interest Rate from the date same were incurred through the date of offset, against Fixed Rent and Additional Charges thereafter coming due under this lease. Notwithstanding the foregoing, Tenant shall not have the right to credit such amount against the Fixed Rent and Additional Charges thereafter coming due hereunder if Landlord initiates a Self-Help Arbitration, if and to the extent that such Self-Help Arbitration challenges the Self-Help Amount claimed by Tenant. If and to the extent that Tenant prevails in such Self-Help Arbitration, Tenant shall have the right to credit against the Fixed Rent and Additional Charges thereafter coming due hereunder (with interest at the Interest Rate from the expiration of the above-referenced thirty (30) day period until the date that such credit is taken) any portion of the finally determined Self-Help Amount not theretofore paid to Tenant or taken as a credit by Tenant. Notwithstanding anything to the contrary contained herein, in the event that Landlord shall dispute Tenant's right to perform the cure of any Self-Help Item by giving a Landlord's Self-Help Dispute Notice in accordance with the procedures set forth in this Section 33.01, Tenant shall nevertheless have the right to perform the cure of such Self-Help Item pending the resolution of such dispute in the event that any further delay in the performance of such cure would cause a material disruption of Tenant's business; PROVIDED, HOWEVER, that Landlord shall not be obligated to make payment of the Self-Help Amount (or any interest thereon), nor shall Tenant have the offset rights hereinabove described, unless and until such dispute is resolved (pursuant to a Self-Help Arbitration or otherwise) in Tenant's favor (and in such event such Self-Help Amount shall be in the amount so determined pursuant to such resolution), and provided further that Tenant shall indemnify Landlord and each Landlord Party from and against any and all claims arising from or in connection with the exercise of its rights under this Article 33, including, without limitation, any claims made by any other tenants or occupants of the Unit or the Building, together with all reasonable, actual out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

          33.02. Any Self-Help Items performed by Tenant shall constitute Alterations and shall be subject to all of the terms and conditions set forth in
Article 11 and EXHIBIT E hereof (other than the approval of the item of work, but in the case of repairs, the manner of effectuating such repair will be subject to plan approval if and to the extent that plans and specifications would be required or generally prepared for the performance of such work by landlords of Comparable Buildings and Landlord shall not unreasonably withhold or delay its approval of any such work and plans).

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                                   ARTICLE 34

                                    HOLDOVER

          34.01. (a)    In the event this lease is not renewed or extended or a
new lease is not entered into between the parties, and if Tenant shall then hold over after the expiration of the term of this lease, and if Landlord shall then not proceed to remove Tenant from the Premises in the manner permitted by law (or shall not have given written notice to Tenant that Tenant must vacate the Premises) irrespective of whether or not Landlord accepts rent from Tenant for a period beyond the Expiration Date, the parties hereby agree that Tenant's occupancy of the Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term of this lease, which tenancy shall be upon all of the terms set forth in this lease except Tenant shall pay on the first day of each month of the holdover period as Fixed Rent, an amount equal to the product obtained by multiplying (i) the greater of (A) one-twelfth of the sum of the Fixed Rent and Additional Charges payable by Tenant during the last year of the term of this lease (I.E., the year immediately prior to the holdover period) or (B) an amount equal to the then market rental value for the Premises, taking into account all relevant factors, by (ii) one hundred fifty (150%) percent for the first two months of such month-to-month tenancy, one hundred seventy-five (175%) percent for the next two months of such month-to-month tenancy, and two hundred (200%) percent thereafter. Tenant may dispute such market rental value for the Premises as estimated by Landlord by giving notice to Landlord within, but in no event after, thirty (30) days after the giving of Landlord's notice to Tenant (as to the giving of which notice to Landlord, time shall be deemed of the essence). Enclosed with such notice, Tenant shall be required to furnish to Landlord the written opinion of a reputable New York licensed real estate broker having leasing experience in the Borough of Manhattan, for a period of not less than ten (10) years setting forth said broker's good faith opinion of the market rental value of the Premises. If Tenant and Landlord are unable to resolve any such dispute as to the market rental value for the Premises then such dispute shall be resolved by an independent arbitrator who shall be a real estate broker of similar qualifications and shall be selected from a listing of not less than three (3) brokers furnished by the Manhattan office of the AAA (or any successor thereto) to Tenant and Landlord (at the request of either Landlord or Tenant). If Landlord and Tenant are unable to agree upon the selection of the individual arbitrator from such listing, then the first arbitrator so listed by the Manhattan office of the AAA (or any successor thereto) shall be conclusively presumed to have been selected by both Landlord and Tenant and the decision of such arbitrator shall be conclusive and binding upon the parties as to the market rental value for the Premises. Pending the determination of the market rental value of the Premises upon the expiration of the term of this lease, Tenant shall pay to Landlord as Fixed Rent an amount computed in accordance with clause (A) or (B) of this Section 34.01(a) (as Landlord shall then elect), and upon determination of the market rental value of the Premises in accordance with the preceding provisions hereof appropriate adjustments and payments shall be effected. In the event that Landlord shall

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have elected to charge Tenant Fixed Rent in an amount computed in accordance with clause (B) of this Section 34.01(a), then that portion of such Fixed Rent (herein called the "HOLDOVER STUB AMOUNT") that is the difference between (1) the Fixed Rent computed in accordance with clause (B) of this Section 34.01(a) and (2) the Fixed Rent computed in accordance with clause (A) of this Section 34.01(a), shall be held in escrow by a reputable law firm designated by Landlord pending the determination of the market rental value of the Premises in accordance with the preceding provisions hereof, and any interest earned on such Holdover Stub Amount shall be added to and follow that portion of the Holdover Stub Amount that is paid to Landlord and/or Tenant in accordance with the decision of the arbitrator making such determination. Further, Landlord shall not be required to perform any work, furnish any materials or make any repairs within the Premises during the holdover period. It is further stipulated and agreed that if Landlord shall, at any time after the expiration of the original term of this lease or after the expiration of any term created thereafter, proceed to remove Tenant from the Premises as a holdover, the Fixed Rent for the use and occupancy of the Premises during any holdover period shall be calculated in the same manner as set forth above.

                 (b) Notwithstanding anything to the contrary contained in this lease, the acceptance of any rent paid by Tenant pursuant to Section 34.01(a) hereof shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of
Section 223-c of the Real Property Law of the State of New York.

                                   ARTICLE 35

                    MISCELLANEOUS PROVISIONS AND DEFINITIONS

          35.01. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, including, without limitation, this Section 35.01, unless such agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought. If Tenant shall at any time request Landlord to sublet the Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting unless caused by or resulting from the negligence or willful act of Landlord, its agents, servants, contractors, or employees.

          35.02. Except as otherwise expressly provided in this lease, the obligations of this lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; PROVIDED, HOWEVER, that (a) no violation of the provisions of Article 7 hereof

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shall operate to vest any rights in any successor or assignee of Tenant and (b)
the provisions of this Article 35 shall not be construed as modifying the conditions of limitation contained in Article 22 hereof.

          35.03. Tenant shall look only to Landlord's estate and property in the Unit (which shall be deemed to include the proceeds of any insurance, condemnation, sale or refinancing proceeds received and held by Landlord with respect to the Unit) for the satisfaction of Tenant's remedies, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or any property or assets of its partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

          35.04. (a)    Except as expressly provided in this lease, the
obligations of Tenant hereunder shall be in no wise affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, nor shall it be deemed a constructive eviction because (i) Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this lease by reason of strike, lock-out or other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (ii) of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control (the foregoing circumstances described in this Section 35.04 being herein called "FORCE MAJEURE CAUSES"). In no event shall lack of funds be deemed a Force Majeure Cause, nor shall any matter be deemed to be beyond Landlord's reasonable control if the same could be remedied by the satisfaction of a lien, judgment or other monetary obligation. Landlord shall use reasonable efforts to minimize the effect of such circumstance or condition on Tenant's occupancy of the Premises for the purposes of its business and/or on the services provided to Tenant by Landlord hereunder.

                 (b) Notwithstanding anything to the contrary contained in this lease, but subject to the provisions of Article 19 and 20 hereof to the extent applicable, if the Premises or any portion thereof is rendered "untenantable," as such term is hereinafter defined, and Tenant ceases the operation of its business within such portion of the Premises, except for Disaster Functions (herein called the "ABATEMENT THRESHOLD REQUIREMENT"), and such portion of the Premises is rendered "untenantable" as the result of either:
(i) Landlord's failure to provide the services required to be provided by Landlord hereunder or (ii) Landlord's failure to perform the repairs, replacements and maintenance required to be performed by Landlord hereunder; or
(iii) the performance of

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any work, repairs, alterations or improvements by Landlord or a third party authorized by Landlord, and the same is not due to (A) the act or omission (where there is a duty to act) of Tenant, its, agents, representatives, contractors or employees or (B) casualty or condemnation, and such condition continues for a period in excess of five (5) consecutive Business Days after Tenant furnishes a notice to Landlord (herein called the "ABATEMENT NOTICE") certifying that the Abatement Threshold Requirement has been met, which notice shall contain a statement in bold type and capital letters stating "THIS IS AN ABATEMENT NOTICE" as a condition to the effectiveness thereof, then Fixed Rent and Additional Charges payable with respect to the portion of the Premises so affected shall be abated on a PER DIEM basis for the period commencing on the first day after the expiration of such five (5) consecutive Business Day period and ending on the earlier of (1) the date Tenant reoccupies the affected portion of the Premises for the conduct of its business other than Disaster Functions, and (2) the date on which such portion of the Premises is no longer "untenantable". Notwithstanding anything to the contrary set forth herein, the five (5) consecutive Business Day period described in the preceding sentence shall be:

                        (x) extended by one (1) day for each day that the condition giving rise to Tenant's rights under this Section 35.04(b) shall continue due to Force Majeure Causes, provided however that in no event shall such period by extended by more than ten (10) Business Days in the aggregate, and

                        (y) reduced to three (3) consecutive Business Days (subject to extension as set forth in clause (x) above) in the event that the Premises or a portion thereof shall be rendered untenantable as the result of any condition that occurs within twelve (12) months after the occurrence of a condition of the same nature and which condition also gave rise to Tenant's rights under this Section 35.04(b).

For purposes of this Section, the term "UNTENANTABLE" shall mean inaccessible or unusable for the normal conduct of Tenant's business in a manner which is consistent with Tenant's use within the thirty (30) day period prior to the occurrence of the condition in question and Tenant ceases the operation of its business within the Premises (or the portion thereof deemed "untenantable", as the case may be) other than to the limited extent of Tenant's security personnel for the preservation of Tenant's property, Tenant's insurance adjusters, and/or a minimal number of Tenant's employees for file retrieval, planning of temporary relocation and other disaster recovery functions (collectively, "DISASTER FUNCTIONS"). If more than fifty (50%) percent of an entire floor of the Premises shall be rendered untenantable in accordance with the foregoing definition, such entire floor shall be deemed to be untenantable if (i) in Tenant's reasonable good faith judgment, due to the nature of Tenant's business conducted on such floor, the inability to use the untenantable portion of such floor for the normal conduct of

Tenant's business therein renders the entire floor unusable for the normal conduct of Tenant's business therein in a manner which is consistent with Tenant's use within the thirty (30) day period prior to the occurrence of the condition in question, and Tenant delivers a certification to Landlord stating the foregoing, and (ii) Tenant ceases the operation of its business within such entire floor, except for Disaster Functions.

          35.05. For the purposes of this lease, the following terms have the meanings indicated:

                 (a) The terms "BUSINESS HOURS" shall mean the hours between 8:00 a.m. and 6:00 p.m., and "Business Days" shall mean all days on which the New York Stock Exchange is open for business.

                 (b) The term "CONDOMINIUM AGREEMENT" shall mean that certain Condominium Agreement dated as of the date hereof by and between the Board of Managers, Citibank, N.A., Tenant and Landlord and which will be recorded in The Office of the Register of the City of New York, New York County.

                 (c) The term "CONSUMER PRICE INDEX" shall mean the Consumer Price Index for All Urban Consumers ("CPI-AUC"), New York, New York-Northeastern New Jersey, All Items (1982-1984=100), issued and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that CPI-AUC ceases to use a 1982-84 base rate of 100 as the basis of calculation, then the CPI-AUC shall be adjusted to the figure that would have been arrived at had the manner of computing the CPI-AUC in effect at the date of this lease not been altered. If CPI-AUC is not available or may not lawfully be used for the purposes herein stated, the term "CONSUMER PRICE INDEX" shall mean (i) a successor or substitute index to CPI-AUC, appropriately adjusted; or (ii) if such a successor or substitute index is not available or may not lawfully be used for the purposes herein stated, a reliable governmental or other non-partisan publication, selected by Landlord and approved by Tenant (which approval shall not be unreasonably withheld or delayed), evaluating the information theretofore used in determining CPI-AUC.

                 (d) The term "MORTGAGE" shall include a mortgage and/or a deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

                 (e) The terms "LEGAL REQUIREMENTS" and "laws and requirements of any public authorities" and words of a similar import shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough and village governments, including, without limitation, The Americans with Disabilities Act of 1990, as amended, and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Unit and/or the Building and/or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force.

                 (f) The term "REQUIREMENTS OF INSURANCE BODIES" and words of similar import shall mean rules, regulations, orders and other requirements of the New York Board of Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Unit and/or the Building and/or the Premises, whether now or hereafter in force.

                 (g) The term "TENANT" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this lease, unless Landlord and Tenant shall otherwise agree.

                 (h) The term "LANDLORD" shall mean only the owner at the time in question of Landlord's interest in the Unit or a lease of the Unit, so that in the event of any transfer or transfers of Landlord's interest in the Unit or a lease thereof, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this lease accruing after such transfer; PROVIDED, HOWEVER, that such transferee has assumed and agreed in writing (or is required by an SNDA Agreement between such transferee and Tenant or by operation of law) to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this lease.

                 (i) The terms "HEREIN," "HEREOF" and "HEREUNDER," and words of similar import, shall be construed to refer to this lease as a whole, and not to any particular article or section, unless expressly so stated.

                 (j) The term "AND/OR" when applied to one or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

                 (k) The term "PERSON" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity.

                 (l) The terms "LANDLORD SHALL HAVE NO LIABILITY TO TENANT" or "the same shall be without liability to Landlord" or "without incurring any liability to Tenant therefor", or words of similar import shall mean that Tenant is not entitled to terminate this lease, or to claim actual or constructive eviction, partial, or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this lease or with respect to Tenant's use or occupancy of the Premises.

                 (m) The term "INTEREST RATE," when used in this lease, shall mean an interest rate equal to two (2%) percent above the so-called annual "Base Rate" of interest established and approved by Citibank, N.A., New York, New York (herein called the "BASE RATE"), from time to time, as its interest rate charged for unsecured loans to its corporate customers, but in no event greater than the highest lawful rate from time to time in effect.

          35.06. Upon the expiration or other termination of this lease neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this lease, any liability for a payment (including, without limitation, Additional Charges under Article 3 hereof) which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this lease shall survive the expiration or other termination of this lease, subject to any deadlines expressly set forth in Article 3 hereof or in any other applicable provision of this lease. In the event that Tenant shall be entitled to a refund or credit from Landlord hereunder at the time of the expiration or termination of the term of this lease, the amount of such refund or credit shall be paid to Tenant within thirty (30) days after such expiration or termination, unless otherwise expressly set forth in this lease, failing which any unpaid amount shall bear interest at the Interest Rate from the due date thereof until such amount is paid to Tenant.

          35.07. (a)    If Tenant shall request Landlord's consent and Landlord
shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that, except as expressly provided in this lease, Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent; PROVIDED, HOWEVER, that Tenant shall not be deemed to have waived a claim for damages if there is a final judicial determination from which time for appeal has been exhausted that Landlord acted maliciously or in bad faith in exercising its judgment or withholding its consent or approval despite its agreement to act reasonably, in which case Tenant shall have the right to make a claim for the actual damages incurred by Tenant, but in no event shall Landlord, nor any partner, director, officer, principal, shareholder, agent, servant or employee of Landlord be liable for consequential damages.

                 (b) If Tenant desires to determine any dispute between Landlord and Tenant as to the reasonableness of Landlord's decision to refuse to consent or approve any item as to which Landlord has specifically agreed that its consent or approval shall not be unreasonably withheld, such dispute shall be settled and finally determined by arbitration in The City of New York in accordance with the following provisions of this Section 35.07(b). Within ten (10) Business Days next following the giving of any notice by Tenant stating that it wishes such dispute to be so determined, Landlord and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) Business Days after the designation of the second arbitrator then either party may apply to the Manhattan office of the AAA for the designation of such arbitrator and if he or she is unable or refuses to act within ten (10) Business Days, then either party may apply to the Supreme Court in New York County or to any other court having jurisdiction for the designation of such arbitrator. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Landlord and Tenant of their determination as soon as practicable, and if possible, within five (5) Business Days after the designation of the third arbitrator; the concurrence of or, in the event no two of the arbitrators shall render a concurring determination, then the determination of the third arbitrator designated, shall be binding upon Landlord and Tenant. Judgment upon any decision rendered in any arbitration held pursuant to this Section 35.07(b) shall be final and binding upon Landlord and Tenant, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section 35.07(b), including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section 35.07(b), and the parties shall share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this lease, and shall not add to, subtract from or otherwise modify such provisions. The sole remedy which may be awarded by the arbitrators in any proceeding pursuant to this Section 35.07(b) is an order compelling Landlord to consent to or approve the matter in dispute, and the arbitrators may not award damages or grant any monetary award or any other form of relief. Any determination by the arbitrators that Landlord was unreasonable in refusing to grant its consent or approval as to the matter in dispute shall be deemed a granting of Landlord's consent or approval, and upon receipt of the arbitrators' determination, Tenant shall be authorized to take the action for which Landlord's consent or approval was sought.

          35.08. If any Superior Mortgagee shall require any modification(s) of this lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such reasonable instruments effecting such modification(s) as Landlord shall reasonably require, provided that such modification(s) do not decrease any of Tenant's rights or Landlord's obligations under this lease, or increase any of Tenant's obligations or liabilities under this lease, in either case beyond a DE MINIMIS extent, or in any event increase the amount of rent payable by Tenant hereunder, and provided further that Landlord shall reimburse Tenant for the reasonable out-of-pocket attorneys' fees incurred by Tenant in connection with its review of any such modification(s) within thirty (30) days after Tenant's written request for reimbursement, accompanied by reasonable supporting documentation of such fees.

          35.09. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, then, subject to any applicable provisions of Article 16 hereof, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem reasonably necessary or desirable to preserve and protect the Building from injury or damage to support the same by proper foundations, without any claim for damages or liability against Landlord or the Board of Managers and without reducing or otherwise affecting Tenant's obligations under this lease. Landlord shall use reasonable efforts to cause the foregoing to be performed in such a manner as to minimize any interference with Tenant's operation of its business in the Premises and, in the event that Landlord or its employees or contractors shall perform such excavation, Landlord shall indemnify Tenant from and against any and all claims arising from or in connection with the performance of such work, together with all reasonable, actual out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

          35.10. Tenant shall not place a load upon any floor of the Premises which violates applicable law or the certificate of occupancy of the Building or which exceeds the floor load per square foot which such floor was designed to carry. All heavy material and/or equipment must be placed by Tenant, at Tenant's expense, so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance, other than to a DE MINIMIS extent. If the Premises be or become infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, employees, visitors or licensees, Tenant shall at Tenant's expense cause the same to be exterminated from time to time to the reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be reasonably approved by Landlord.

          35.11. The submission by Landlord of the lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed the lease and duplicate originals thereof shall have been delivered to the respective parties.

          35.12. Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the laws of the State of New York. If any provisions of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this lease are solely for convenience of references and shall not affect its interpretation. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this lease. All terms and words used in this lease, shall be deemed to include any other number and any other gender as the context may require.

          35.13. If under the terms of this lease Tenant is obligated to pay Landlord a sum in addition to the Fixed Rent under the lease and no payment period therefor is specified, Tenant shall pay Landlord the amount due within thirty (30) days after being billed (accompanied by reasonable supporting documentation where such supporting documentation is required by an express provision of this lease). If any amount payable by Landlord to Tenant hereunder is not paid within thirty (30) days after the due date thereof, unless otherwise set forth in any other provision of this lease, the same shall bear interest at the Interest Rate from the due date thereof until such amount is paid to Tenant.

          35.14. Notwithstanding anything to the contrary contained in this lease, during the continuance of any default by Tenant after the giving of notice and the expiration of any applicable grace periods hereunder, Tenant shall not be entitled to exercise any rights to receive any offsets or credits or funds or proceeds being held, under or pursuant to this lease.

          35.15. Each party hereto represents and warrants to the other that this lease has been duly authorized, executed and delivered by such party.

          35.16. Tenant acknowledges that it has no rights to any development rights, "air rights" or comparable rights appurtenant to the Unit, the Building or the Real Property, and consents, without further consideration, to any utilization of such rights by Landlord and/or the Board of Managers and agrees to promptly execute and deliver any instruments which may be reasonably requested by Landlord and/or the Board of Managers, including instruments merging zoning lots, evidencing such acknowledgment and consent, provided that Landlord (or the Board of Managers, as the case may be) shall reimburse Tenant for the reasonable out-of-pocket attorneys' fees and expenses incurred by Tenant in connection with its review of any such instruments within thirty (30) days after Tenant's written request for reimbursement, accompanied by reasonable supporting documentation of such fees. The provisions of this Section 35.16 shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined in Section 12-10 Zoning Lot of the Zoning Resolution of the City of New
York) in the Real Property.

          35.17. If any sales or other tax is payable with respect to any cleaning or other services which Tenant obtains or contracts for directly from any third party or parties, Tenant shall file any required tax returns and shall pay any such tax, and Tenant shall indemnify and hold Landlord harmless from and against any loss, damage or liability suffered or incurred by Landlord on account thereof.

          35.18. Intentionally Omitted.

          35.19. In connection with any examination by Tenant of Landlord's books and records, Tenant agrees to treat, and to instruct its employees, accountants and agents to treat, all information as confidential and not disclose it to any other person, except as may be required (a) by applicable Legal Requirements or (b) by a court of competent jurisdiction or arbitrator or in connection with any action or proceeding before a court of competent jurisdiction or arbitrator, or (c) to Tenant's attorneys, accountants and other professionals in connection with any dispute between Landlord and Tenant; and Tenant will confirm or cause its agents and accountants to confirm such agreement in a separate written agreement if requested by Landlord.

          35.20. Any and all non-public information of any form obtained by Landlord or its affiliates, agents, contractors or representatives (including the employees of any of the foregoing) in the performance of Landlord's obligations or the exercise of Landlord's rights under this lease, which information relates to the Named Tenant or Tenant's Affiliates or their respective clients or to third parties to whom the Named Tenant or Tenant's Affiliates owe a duty of confidentiality, is herein called "TENANT'S PROPRIETARY INFORMATION". The officers, directors, principals, partners and/or members (herein collectively called "FIDUCIARIES") of Landlord and each of its affiliates shall hold all Tenant's Proprietary Information in strict confidence. In addition, Landlord and each of its affiliates shall hold all Tenant's Proprietary Information in strict confidence, except to the extent that the failure to do so results from the act or omission of any person or party that is not a Fiduciary of (a) Landlord or (b) an affiliate of Landlord, as the case may be. Landlord and each of its affiliates, as applicable, shall use reasonable efforts to notify their employees that all Tenant's Proprietary Information shall be deemed confidential and proprietary and that such employee shall hold all Tenant's Proprietary Information in strict confidence. In addition, Landlord shall:

                 (a) use reasonable efforts to include in any agreement hereafter entered into with any agent, contractor or representative who, in connection with its agency, contract or representation, is reasonably expected to enter the Premises, a statement that all Tenant's Proprietary Information shall be deemed confidential and proprietary and a requirement that such agent, contractor or representative shall hold all Tenant's Proprietary Information in strict confidence (such statement and requirement being herein called a "CONTRACTUAL CONFIDENTIALITY PROVISION"); PROVIDED HOWEVER, that such reasonable efforts shall not include the payment by Landlord of any additional sums of money to include such a Contractual Confidentiality Provision in any agreement, or any efforts by Landlord to retain an alternate agent, contractor or representative who will agree to include such a Contractual Confidentiality Provision in its agreement with Landlord; and

                 (b) use reasonable efforts to notify any such agent, contractor or representative with whom it does not have an agreement containing a Contractual Confidentiality Provision, that all Tenant's Proprietary Information shall be deemed confidential and proprietary and that such agent, contractor or representative shall hold all Tenant's Proprietary Information in strict confidence.

          As used above, holding any Tenant's Proprietary Information "in strict confidence" shall (A) except as set forth in clause (B) and (C) of this sentence, include not copying, reproducing, selling, assigning, licensing, marketing, transferring or otherwise disposing of, giving or disclosing such Tenant's Proprietary Information to third parties for any purposes whatsoever, and not using such Tenant's Proprietary Information for any purposes whatsoever,
(B) not preclude Landlord from introducing as evidence any lawfully obtained Tenant's Proprietary Information directly relating to this lease in connection with Landlord's enforcement of its rights and remedies hereunder, provided that Landlord shall have given Tenant at least ten (10) Business Days prior written notice of any such introduction and (C) not prohibit (1) disclosure thereof if so requested in any judicial, administrative or arbitration proceeding or if required by law or in another proceeding, (2) disclosures necessary or appropriate in connection with Landlord's or Landlord's parent entity's compliance with federal and state securities laws and the rules and regulations of the Securities Exchange Commission and any nationally recognized exchange on which Landlord or Landlord's parent entity is listed, (3) disclosure thereof to Landlord's or Landlord's parent entity's employees and advisors involved in the operation and management of the Building and/or the administration of this lease to the extent such information directly relates to this lease and/or the Building, or (4) disclosure thereof to Landlord's actual or prospective lenders, purchasers or investors to the extent such information directly relates to this lease and/or the Building, provided that Landlord shall have given Tenant at least ten (10) Business Days prior written notice of any such disclosure. Notwithstanding anything to the contrary contained herein, but provided that Landlord has complied with its specific obligations contained in this provision, Landlord shall not be subject to any liabilities arising from the failure of any person or party to hold any Tenant's Proprietary Information in strict confidence, except to the extent that such person or party is a Fiduciary of Landlord or its affiliates.

          35.21. Whenever this lease provides that a party shall not unreasonably withhold its consent, such phrase shall be deemed to mean that such consent will not be unreasonably withheld, conditioned or delayed.

          35.22. Wherever in any provision of this lease it is stated that any item is to be performed or provided by Landlord "at its expense", or "at its sole cost and expense", or with any combination of words of similar meaning, such provision shall not be construed to prevent Landlord from including such cost in Operating Expenses if and to the extent permitted by the provisions of Article 3 hereof unless it is explicitly stated that such cost shall be excluded from Operating Expenses.

          35.23. Wherever references are made in this lease to any other "tenant" of the Unit or the Building, such references shall be deemed to include Landlord, or any Affiliate of Landlord, or any other occupant occupying space in the Unit or the Building, whether or not pursuant to a written agreement.

          35.24. Any conflicts between this lease and the exhibits to this lease shall be resolved in favor of this lease.

          35.25. Notwithstanding anything to the contrary contained in this lease, if and to the extent that the exercise of any right of Tenant or the performance of any obligation of Landlord under this lease would result in a breach or default by Landlord under any other lease in the Building existing as of the date of this lease (exclusive of any amendment, modification or replacement of any such existing lease made after the date hereof), then the exercise of any such right of Tenant or the performance of such obligation of Landlord shall be limited to the extent necessary so as not to result in such breach or default by Landlord; PROVIDED, HOWEVER, that upon the reasonable request of Tenant, Landlord, at Tenant's sole cost and expense, shall endeavor in good faith to amend such existing lease or make such alterations or other modifications to Building systems as may reasonably be necessary to mitigate the adverse consequences to Tenant resulting from the operation of this Section 35.25; PROVIDED FURTHER, HOWEVER, that Landlord shall have no liability to Tenant if such good-faith efforts of Landlord are not successful.

                                   ARTICLE 36

                                 EXTENSION TERMS

          36.01. (a)    For purposes hereof:

          the term "ELIGIBLE RENEWAL/ROFO TENANT" shall mean the Named Tenant, Citibank, N.A., any Corporate Successor to either the Named Tenant or Citibank, N.A. and any Tenant with a net worth equal to or greater than the Minimum Net Worth.

          the term "FIRST FIVE YEAR OPTION" shall mean an Eligible Renewal/ROFO Tenant's right to extend the term of this lease for an additional term (herein called the "FIRST EXTENSION TERM") of five (5) years commencing on October 1, 2017 (herein called the "COMMENCEMENT DATE OF THE FIRST EXTENSION TERM") and ending on September 30, 2022;

          the term "SECOND FIVE YEAR OPTION" shall mean an Eligible Renewal/ROFO Tenant's right to extend the term of this lease for an additional term (herein called the "SECOND EXTENSION TERM") of five (5) years commencing on October 1, 2022 (herein called the "COMMENCEMENT DATE OF THE SECOND EXTENSION TERM") and ending on September 30, 2027. An Eligible Renewal/ROFO Tenant shall have the right to exercise the Second Five Year Option only if an Eligible Renewal/ROFO Tenant shall have exercised the First Five Year Option;

          the term "EXTENSION TERM" shall mean the First Extension Term or the Second Extension Term, as the case may be;

          the term "EXTENSION PREMISES" shall mean that portion of the Premises selected by Tenant and designated in the Extension Election Notice; PROVIDED, HOWEVER, that Tenant only shall have the right to designate as the Extension Premises either:

                        (i) the entire Premises demised by this lease as of the date on which Tenant gives the applicable Extension Election Notice (herein called the "OPTION ONE EXTENSION PREMISES"); or

                        (ii) if Tenant wishes to extend the term of this lease with respect only to a portion of the Premises then leased by Tenant containing, in the aggregate, not less than 270,000 rentable square feet and containing only full floors; PROVIDED, HOWEVER, that Tenant shall have the right to include in the Option Two Extension Premises portions of floors leased by Tenant at or below the first floor of the Building (e.g., the Lobby Premises); PROVIDED FURTHER that any such partial floors shall not be counted towards the 270,000 square foot minimum (herein called the "OPTION TWO EXTENSION PREMISES").

Any Extension Election Notice which fails to designate as the Extension Premises one of the two options set forth in the immediately preceding sentence shall be deemed to constitute a designation of the Option One Extension Premises.

                 (b) The First Five Year Option or the Second Five Year Option, as the case may be, may be exercised only by an Eligible Renewal/ROFO Tenant's giving notice (herein called the "EXTENSION ELECTION NOTICE") to that effect to Landlord not later than eighteen (18) months prior to (i) the expiration of the initial term of this lease with respect to the First Five Year Option or (ii) the expiration of the First Extension Term, with respect to the Second Five Year Option. Time shall be of the essence with respect to the exercise of each of the First Five Year Option and the Second Five Year Option. Subject to the provisions of Section 36.02 hereof, upon the giving of an Extension Election Notice the term of this lease shall be extended in accordance with the terms hereof for the applicable Extension Term without the execution of any further instrument. Unless the context shall otherwise require, each Extension Term shall be upon the same terms, covenants and conditions of this lease as shall be in effect immediately prior to such extension, except that:

                                (A)   there shall be no right or option to
     extend the term of this lease for any period of time beyond the expiration of the Second Extension Term (and this shall be one of the then relevant factors in determining the Market Value Rent);

                                (B)   the Fixed Rent for each Extension Term
     shall be determined as provided in Section 36.03 hereof;

                                (C)   if Tenant designates as the Extension
     Premises less than the entire Premises then demised by this lease, Tenant's Share shall be reduced to represent a fraction, the numerator of which is the number of rentable square feet in the Extension Premises and the denominator of which shall be 1,147,606; and

                                (D)   Tenant shall not be entitled to any
     abatement of Fixed Rent or Additional Charges or any work allowance (and this shall be one of the then relevant factors in determining the Market Value Rent).

          36.02. The exercise of the aforesaid option to extend the term of this lease at a time when (a) any default has occurred and is continuing beyond the expiration of any applicable notice or grace period provided for in this lease or (b) the Renewal/ROFO Occupancy Requirement is not satisfied, shall, upon written notice by Landlord, be void and of no force and effect unless either (i) Landlord shall elect otherwise or (ii) Tenant disputes Landlord's determination that the Extension Election Notice is void and of no force or effect and seeks judicial relief within fifteen (15) Business Days after the giving of such notice by Landlord to Tenant, in which event the issue of whether the Extension Election Notice is void and of no force or effect shall be determined by a court of competent jurisdiction. The termination of this lease during the initial term or the First Extension Term or the Second Extension Term, respectively, shall also terminate and render void any option or right on Tenant's part to extend this lease for the First Extension Term or the Second Extension Term, respectively, whether or not such option or right shall have been exercised; and nothing contained in this Article 36 shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in this lease to terminate this lease. Tenant's option to extend the term of this lease for the Extension Term may not be severed from this lease or separately sold, assigned or otherwise transferred. For purposes of this Article 36, the "RENEWAL/ROFO OCCUPANCY REQUIREMENT" shall be deemed to be met if the then Tenant under this lease is an Eligible Renewal/ROFO Tenant and occupies, together with its Affiliates and Service and Business Relationship Entities, not less than 270,000 rentable square feet.

          36.03. (a)    The Fixed Rent for the Extension Premises for each
Extension Term shall be an amount equal to 97.5% of the Market Value Rent for the Extension Premises prevailing six (6) months prior to the commencement date of the applicable Extension Term (determined in accordance with the provisions of this Section 36.03). Provided that Tenant shall have exercised its option to extend the term of this lease in accordance with the terms of this Article 36, Landlord shall, not less than six (6) months prior to the commencement of the applicable Extension Term, notify Tenant of Landlord's estimate of an amount equal to 97.5% of the Market Value Rent of the Extension Premises for such Extension Term (herein called the "RENT NOTICE"). Within twenty (20) days after the giving of such notice, Tenant shall notify Landlord whether Tenant accepts or rejects Landlord's estimate of such Market Value Rent. If Tenant accepts such estimate, the Fixed Rent for the applicable Extension Term shall be the Market Value Rent set forth in the Rent Notice. If Tenant fails to reject such estimate within such twenty (20) day period, Landlord shall have the right to give a second notice to Tenant, which notice, as a condition to its effectiveness, shall state in bold, upper case letters that it is a DEEMED RENT ACCEPTANCE NOTICE, and if Tenant fails to reject such estimate within five (5) Business Days after the giving of such Deemed Rent Acceptance Notice to Tenant, time being of the essence, then the Fixed Rent for the applicable Extension Term shall be the Market Value Rent set forth in the Rent Notice. If Tenant rejects Landlord's estimate within such twenty (20) day period, then either Tenant or Landlord may initiate the arbitration process (the party initiating such process being herein referred to as the "INITIATING PARTY") provided for herein by designating its arbitrator in a subsequent notice to the other party (herein called the "RESPONDING PARTY") (which notice shall specify the name and address of the person designated to act as an arbitrator on its behalf) given to the Responding Party within thirty (30) days of Tenant's notice of dispute. If Tenant fails to dispute Landlord's Market Value Rent determination as set forth hereinabove or if neither party initiates the arbitration process as provided above, time being of the essence, then Landlord's determination of the Market Value Rent during the Extension Term as set forth in the Rent Notice shall be conclusive. Within ten (10) Business Days after the Responding Party's receipt of notice of the designation of the Initiating Party's arbitrator, the Responding Party shall give notice to the Initiating Party specifying the name and address of the person designated to act as an arbitrator on its behalf. Neither Landlord nor Landlord's arbitrator shall be bound by nor shall any reference be made to the determination of the Market Value Rent for the Extension Premises during the applicable Extension Term which was furnished by Landlord in the Rent Notice. If the Responding Party fails to notify the Initiating Party of the appointment of its arbitrator within the time above specified, then the Initiating Party shall provide an additional notice to the Responding Party requiring the Responding Party's appointment of an arbitrator within five (5) Business Days after the Responding Party's receipt thereof. If the Responding Party fails to notify the Initiating Party of the appointment of its arbitrator within the time specified by the second notice, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within ten (10) Business Days after the second arbitrator is appointed, and shall exchange sealed envelopes each containing such arbitrator's written determination of an amount equal to 97.5% of the Market Value Rent for the Extension Premises during the applicable Extension Term. The Market Value Rent specified by Landlord's arbitrator shall herein be called "LANDLORD'S SUBMITTED VALUE" and the Market Value Rent specified by Tenant's arbitrator shall herein be called "TENANT'S SUBMITTED VALUE". Copies of such written determinations shall promptly be sent to both Landlord and Tenant. Any failure of either such arbitrator to meet and exchange such determinations shall be acceptance of the other party's arbitrator's determination as the Market Value Rent, if, and only if, such failure persists for three (3) days after notice to the party for whom such arbitrator is acting, and provided that such three (3) day period shall be extended by reason of any applicable condition of Force Majeure Causes. If the higher determination of Market Value Rent is not more than one hundred two (102%) percent of the lower determination of the Market Value Rent, then the Market Value Rent shall be deemed to be the average of the two determinations. If, however, the higher determination is more than one hundred two (102%) percent of the lower determination, then within five (5) days of the date the arbitrators submitted their respective Market Value Rent determinations, the two arbitrators shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within said five (5) day period, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of five (5) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. Within five (5) days after the appointment of such third arbitrator, Landlord's arbitrator shall submit Landlord's Submitted Value to such third arbitrator and Tenant's arbitrator shall submit Tenant's Submitted Value to such third arbitrator. Such third arbitrator shall, within thirty (30) days after the end of such five (5) day period, select either Landlord's Submitted Value or Tenant's Submitted Value as the Market Value Rent of the Premises during the applicable Extension Term and send copies of his or her determination promptly to both Landlord and Tenant specifying whether Landlord's Submitted Value or Tenant's Submitted Value shall be the Market Value Rent of the Extension Premises during the applicable Extension Term.

                 (b) Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                 (c) Each of the arbitrators selected as herein provided shall have at least ten (10) years experience in the leasing or renting of office space in Comparable Buildings.

                 (d) In the event Tenant initiates the aforesaid arbitration process and as of the Commencement Date of the First Extension Term (or the Commencement Date of the Second Extension Term, as the case may be) the amount of the Market Value Rent has not been determined, Tenant shall pay the amount equal to the average of Landlord's Submitted Value and Tenant's Submitted Value and when the determination has actually been made, an appropriate retroactive adjustment shall be made as of the Commencement Date of the First Extension Term (or the Commencement Date of the Second Extension Term, as the case may be). Overpayments shall be paid by Landlord to Tenant and underpayments shall be paid by Tenant to Landlord promptly after such determination, together with interest thereon at the Base Rate.

          36.04. It is expressly understood and agreed that notwithstanding anything to the contrary contained in Section 36.03 hereof, for each Extension
Term:

                 (a) the Base Operating Amount shall be the Operating Expenses for the calendar year in which occurs the commencement date of the applicable Extension Term; and

                 (b) the Base Tax Amount shall be the Taxes for the Tax Year in which occurs the commencement date of the applicable Extension Term.

          36.05. Notwithstanding any language to the contrary contained in this lease, Landlord and Tenant agree that the rights contained in this Article 36 are for the sole benefit of any Eligible Renewal/ROFO Tenant.

          36.06. For purposes of this Article 36, the determination of "MARKET VALUE RENT" shall be based upon the rents that an unaffiliated third-party would be willing to pay to Landlord for a term comparable to the applicable Extension Term for the applicable Extension Premises on all of the same terms and conditions under which such Extension Premises will be leased to Tenant pursuant to the terms of this Article 36, including, without limitation, that Tenant will not be entitled to any abatement of Fixed Rent or Additional Rent or any work allowance, notwithstanding that such tenant concessions may be customary for Comparable Buildings at the time in question, it being the intent of Landlord and Tenant that by leasing the Extension Premises at 97.5% of Market Value Rent, Tenant will be receiving a 2 1/2% discount which is not in any way factored into the determination of Market Value Rent.

          36.07. In the event that Tenant exercises the First Five Year Option or the Second Five Year Option with respect to less than the entire Premises then demised by this lease in accordance with the applicable provisions hereof, then effective as of the Expiration Date of the initial term of this lease or the first Extension Term, as the case may be, the provisions of this lease governing the respective rights and obligations of Landlord and Tenant as of the expiration of the term of this lease (including, without limitation, the provisions of Article 21 ("SURRENDER") and Article 34 ("HOLDOVER")) shall apply with full force and effect to the portion of the Premises that has been omitted by Tenant from the Extension Premises.

                                   ARTICLE 37

                              INTENTIONALLY OMITTED


                                   ARTICLE 38

                              INTENTIONALLY OMITTED


                                   ARTICLE 39

                                   ARBITRATION

          39.01. Either party may request arbitration of any matter in dispute which, pursuant to the terms of this lease, expressly allows such dispute to be resolved by arbitration, in which case, except as provided to the contrary elsewhere in this lease, the following procedures shall apply. The party desiring such arbitration shall give notice to the other party. If the parties shall not have agreed on a choice of an arbitrator within fifteen (15) days after the service of such notice, then each party shall, within ten (10) days thereafter appoint an arbitrator, and advise the other party of the arbitrator so appointed. A third arbitrator shall, within ten (10) days following the appointment of the two (2) arbitrators, be appointed by the two arbitrators so appointed or by the AAA, if the two arbitrators are unable, within such ten (10) day period, to agree on the third arbitrator. If either party fails to appoint an arbitrator (herein called the "FAILING PARTY"), the other party shall provide an additional notice to the Failing Party requiring the Failing Party's appointment of an arbitrator within five (5) Business Days after the Failing Party's receipt thereof. If the Failing Party fails to notify the other party of the appointment of its arbitrator within such five (5) Business Day period, the appointment of the second arbitrator shall be made by the AAA in the same manner as hereinabove provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder are unable to agree upon such appointment. The three (3) arbitrators shall render a resolution of said dispute or make the determination in question. In the absence, failure, refusal or inability of the AAA to act within twenty (20) days, then either party, on behalf of both, may apply to a Justice of the Supreme Court of New York, New York County, for the appointment of the third arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment. In the event of the absence, failure, refusal or inability of an arbitrator to act, a successor shall be appointed within ten (10) days as hereinbefore provided. Any arbitrator acting under this Article 39 in connection with any matter shall be experienced in the issue with which the arbitration is concerned and shall have been actively engaged in such field for a period of at least ten (10) years before the date of his appointment as arbitrator hereunder.

          39.02. All arbitrators chosen or appointed pursuant to this Article 39 shall (a) be sworn fairly and impartially to perform their respective duties as such arbitrator, (b) not be an employee or past employee of Landlord or Tenant or of any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant and (c) in the case of the third arbitrator, never have represented or been retained for any reason whatsoever by Landlord or Tenant or any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant. Within sixty (60) days after the appointment of such arbitrators, such arbitrators shall determine the matter which is the subject of the arbitration and shall issue a written opinion. The decision of the arbitrators shall be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction. Landlord and Tenant shall each pay (i) the fees and expenses of the arbitrator selected by it, and (ii) fifty (50%) percent of the fees and expenses of the arbitrator appointed by the AAA. The losing party shall reimburse the prevailing party for the reasonable counsel fees and disbursements incurred by the prevailing party in connection with such arbitration. Each party shall have a right to present evidence to the arbitrators, produce witnesses or experts to be heard by the arbitrators, and provide such other information that may be relevant in connection with the arbitration.

          39.03. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do waive, any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. For such period, if any, that this agreement to arbitrate is not legally binding or the arbitrator's award is not legally enforceable, the provisions requiring arbitration shall be deemed deleted, and matters to be determined by arbitration shall be subject to litigation.

          39.04. Any dispute which is required by this lease to be resolved by expedited arbitration shall be submitted to binding arbitration under the Expedited Procedures provisions (currently, Rules 56 through 60) of the Arbitration Rules of the Real Estate Industry of the AAA. In cases where the parties utilize such expedited arbitration: (a) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule 54 (except that any objection shall be made within four (4) days from the date of mailing), (b) the Notice of Hearing shall be given four (4) days in advance of the hearing, (c) the first hearing shall be held within seven (7) Business Days after the appointment of the arbitrator, (d) if the arbitrator shall find that a party acted unreasonably in withholding or delaying a consent or approval, such consent or approval shall be deemed granted (but the arbitrator shall not have the right to award damages, unless the arbitrator shall find that such party acted in bad faith), and (e) the losing party in such arbitration shall pay the arbitration costs charged by the AAA and/or the arbitrator, together with the reasonable counsel fees and disbursements incurred by the prevailing party in connection with such arbitration.

          39.05. Arbitration hearings hereunder shall be held in New York County. The arbitrators shall, in rendering any decision pursuant to this
Article 39, answer only the specific question or questions presented to them. In answering such question or questions (and rendering their decision), the arbitrators shall be bound by the provisions of this lease, and shall not add to, subtract from or otherwise modify such provisions.

          39.06. Judgment may be had on the decision and award of an arbitrator rendered pursuant to the provisions of this Article 39 and may be enforced in accordance with the laws of the State of New York.

          39.07. The provisions of this Article 39 shall not be applicable to any arbitration conducted pursuant to Article 3, Article 36 or Article 40 hereof.

                                   ARTICLE 40

                                RIGHT OF OFFERING

          40.01. Provided Tenant is not in monetary default or material non-monetary default under the terms and conditions of this lease beyond the expiration of any applicable notice and grace period at the time that Landlord would otherwise be required to give an Offering Notice to Tenant pursuant to the terms and conditions of this Article 40, if all or any portion of floors five
(5), six (6), eight (8), nine (9), eleven (11), fifteen (15) and/or sixteen (16) of the Building (herein collectively called the "POTENTIAL OFFERING SPACE", and any Potential Offering Space leased by Tenant pursuant to the terms hereof being herein called "OFFERING SPACE") will become available for leasing to anyone other than a Superior Occupant at any time when there will remain not less than five (5) years in the term of this lease (including the First Extension Term and/or the Second Extension Term if and to the extent Tenant has exercised its option to extend the term of this lease in accordance with the provisions of
Article 36 hereof), then Landlord, before offering such Potential Offering Space to anyone other than a Superior Occupant, shall offer to Tenant the right to include such Potential Offering Space within the Premises on the terms and conditions hereinafter set forth. If such Potential Offering Space will become available for leasing at a time when there will remain less than five (5) years in the term of this lease and Tenant shall not have theretofore exercised its option to extend the initial term of this lease or the First Extension Term or the Second Extension Term, as applicable, in accordance with the provisions of
Article 36 hereof, but Tenant's right to so extend the initial term or the First Extension Term shall not have lapsed, Landlord, before offering such Potential Offering Space to anyone other than a Superior Occupant, shall also offer to Tenant the right to include such Potential Offering

Space within the Premises on the terms and conditions hereinafter set forth; PROVIDED, HOWEVER, that as a precondition to electing to include any Potential Offering Space in the Premises, Tenant must give an Extension Notice to Landlord for the First Extension Term or the Second Extension Term, as applicable, in accordance with the provisions of Article 36 hereof at or before the time that Tenant gives a Tenant's Acceptance Notice with respect to such Offering Space. Landlord agrees to simultaneously deliver to Tenant a copy of each offer made by Landlord to any Superior Occupant of any Potential Offering Space (herein called the "SUPERIOR OCCUPANT OFFERING NOTICE"). Tenant hereby acknowledges that its rights to any applicable Offering Space are subject and subordinate in all respects to the rights of any applicable Superior Occupant to such Offering Space. Any Offering Space included within the Premises pursuant to the terms and conditions of this Article 40 shall be so included upon all of the terms and conditions of this lease except that:

                 (a) The Fixed Rent with respect to such Offering Space shall be an amount equal to the fair market rent for such Offering Space for a term equal to the balance of the term of this lease (as same may have concurrently or theretofore been extended pursuant to Article 36 of this lease or otherwise) remaining after the Offering Space Inclusion Date, including any interim fixed rent increases then being included in leases in first-class office buildings in midtown Manhattan comparable to the Building, which Fixed Rent shall be determined as of the Offering Space Inclusion Date and shall be set forth in a written notice (herein called the "OFFER RENT NOTICE") given to Tenant on the later to occur of (i) the date which is no later than six (6) months prior to the Offering Space Inclusion Date for such Offering Space, or (ii) the date Landlord sends the Offering Notice to Tenant for such Offering Space. For the purposes of determining the fair market rent for any Offering Space, the determination shall take into account all then relevant factors, including, without limitation, that the Offering Space will be leased to Tenant using the rentable square footage and Tenant's Share numbers and percentages set forth in
Section 40.01(b) hereof, notwithstanding that at the time of the Offering Space Inclusion Date, such rentable square footage numbers and Tenant's Share percentages may be more favorable to Tenant or Landlord based on then-prevailing standards of measurement and loss factor applications for Comparable Buildings.

                 (b) Effective as of the Offering Space Inclusion Date, for purposes of calculating the portion of Tenant's Operating Payment and Tenant's Tax Payment allocable to the Offering Space: (i) the Base Operating Amount shall be the Operating Expenses for the calendar year in which occurs the Offering Space Inclusion Date, (ii) the Base Tax Amount shall be the Taxes for the Tax Year in which occurs the Offering Space Inclusion Date, and (iii) Tenant's Share attributable to the Offering Space shall be deemed to be the fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the Offering Space and the denominator of which shall be 1,147,606. If Offering Space is added to the Premises in full-floor blocks, the rentable square footage numbers and corresponding Tenant's Share percentages shall be as follows:

                     Rentable Square Feet    Tenant's Share
                     --------------------    --------------
        Floor 5            94,197               8.2081%
        Floor 6            94,413               8.2270%
        Floor 8            57,099               4.9755%
        Floor 9            57,076               4.9735%
        Floor 11           59,588               5.1924%
        Floor 15           22,575               1.9671%
        Floor 16           23,519               2.0494%

If Offering Space is added to the Premises in partial floor blocks, the numbers and percentages set forth above shall be reduced proportionately, it being understood and agreed that the rentable square footage of any partial floor Offering Space shall include its proportionate share of the common corridor on such multi-tenanted floor.

                 (c) Notwithstanding anything to the contrary contained in any provision of this lease, there shall be no "free rent" period with respect to any Offering Space and the absence of such "free rent" period shall be taken into account in determining the fair market rent for such Offering Space if and to the extent that "free rent" periods are then being included in leases in first-class office buildings in midtown Manhattan comparable to the Building for a term comparable to the remaining term of this lease (as same may have been extended).

          40.02. (a)    Any offer pursuant to this Article 40 shall be made by
Landlord to Tenant in a written notice (herein called the "OFFERING NOTICE") which offer shall designate the Potential Offering Space being offered and the anticipated Offering Space Inclusion Date with respect thereto, as reasonably estimated by Landlord in good faith. Tenant may accept the offer set forth in the Offering Notice by delivering to Landlord an unconditional acceptance (herein called "TENANT'S ACCEPTANCE NOTICE") of such offer within (i) fifteen
(15) Business Days after delivery by Landlord of the Offering Notice to Tenant if the Potential Offering Space shall be less than 100,000 rentable square feet in the aggregate or (ii) twenty (20) Business Days after delivery by Landlord of the Offering Notice to Tenant if the Potential Offering Space shall be equal to or more than 100,000 rentable square feet in the aggregate, which Tenant's Acceptance Notice shall designate the Minimum Offering Space which Tenant elects to have added to the Premises in accordance with the provisions of this Article 40; PROVIDED, HOWEVER, that (x) if Landlord shall have delivered to Tenant a Superior Occupant Offering Notice with respect to such Potential Offering Space pursuant to Section 40.01 hereof, then, in such event, with respect to the Offering Notice for such Potential Offering Space only, the fifteen (15) Business Day Period and the twenty (20) Business Day Period set forth in this sentence shall each be reduced by five (5) Business Days and (y) with respect only to Add-On Offering Space (as such term is hereinafter defined) the time period for the giving of a Tenant's Acceptance Notice shall be ten (10) Business Days. For purposes hereof, the term "ADD-ON OFFERING SPACE" shall mean any additional block of Potential

Offering Space offered to Tenant in accordance with the terms hereof after (i) Tenant's right to lease a particular block of Potential Offering Space (herein called the "REJECTED OFFERING SPACE") has lapsed or been waived, (ii) Landlord has entered into negotiations with a prospective tenant of the Rejected Offering Space and (iii) Landlord and such prospective tenant have agreed, subject to Tenant's rights under this Article 40, to include such additional block of Potential Offering Space in a lease between Landlord and such potential tenant for the Rejected Offering Space. If Tenant exercises its option in accordance with the provisions of this Article 40, Tenant shall accept the Minimum Offering Space designated in Tenant's Acceptance Notice "as is" on the Offering Space Inclusion Date and agrees that Landlord will not be required to make any improvements therein. If Tenant exercises its option in accordance with the provisions of this Article 40, the Minimum Offering Space described in Tenant's Acceptance Notice shall be added to and included in the Premises on the later to occur of (i) thirty (30) days after the day that Tenant exercises its option as aforesaid (or such earlier date on which Tenant or anyone claiming by through or under Tenant takes occupancy of all or any portion of the Offering Space for any reason whatsoever, other than for measuring or other customary pre-construction activities), or (ii) the date the Offering Space shall become available for Tenant's possession and Landlord shall have provided advance written notice thereof to Tenant (herein called the "OFFERING SPACE INCLUSION DATE"). Time shall be of the essence with respect to the giving of Tenant's Acceptance Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Article 40 with respect to the Offering Space, Landlord shall at any and all times thereafter be entitled to lease such Offering Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire whether such rental terms, provisions and conditions are the same as those offered to Tenant or more or less favorable; PROVIDED, HOWEVER, that upon such leasing of such Offering Space to anyone other than Tenant, such Offering Space shall again become Potential Offering Space subject to the terms of this Article 40 should such Offering Space again become available for leasing to anyone other than a Superior Occupant. Tenant agrees not to lease any Offering Space for the intended purpose of subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates and/or Tenant's Service and Business Relationship Entities; provided, however, that (x) if the Minimum Offering Space designated by Tenant in Tenant's Acceptance Notice consists of more than one (1) full floor and Tenant intends to use at least one
(1) full floor of such Minimum Offering Space for use by Tenant and/or its Affiliates, Tenant may lease such Minimum Offering Space even though Tenant may intend to use all but one (1) full floor of such Minimum Offering Space for subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates and (y) if the Offering Space designated by Tenant in Tenant's Acceptance Notice is a Mandatory Block Offering Space (as such term is defined in Section 40.07 hereof) and consists of more than one (1) full floor and Tenant intends to use at least one (1) full floor of such Mandatory Block Offering Space for use by Tenant and/or its Affiliates, Tenant may lease such Mandatory Block Offering Space even though Tenant may intend to use all but one (1) full floor of such Mandatory Block Offering Space for subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates.

                 (b) For purposes hereof, the term "MINIMUM OFFERING SPACE" shall mean that portion of the Potential Offering Space described in the applicable Offering Notice which Tenant elects, in its sole discretion, to have added to the Premises in accordance with the provisions of this Article 40, which shall consist of either:

                        (i) the entire Potential Offering Space described in the applicable Offering Notice;

                        (ii) one or more full floors of the Potential Offering Space described in the applicable Offering Notice which are not contiguous to any other full floors in such Potential Offering Space (herein called "NON-CONTIGUOUS FLOORS");

                        (iii) all, but not less than all, of any block of contiguous floors of the Potential Offering Space described in the applicable Offering Notice (herein called a "CONTIGUOUS BLOCK"); or

                        (iv) any combination of Non-Contiguous Floors and/or Contiguous Blocks.

Thus, for example, if Landlord gives an Offering Notice designating as the Potential Offering Space floors five (5), six (6), eight (8), nine (9) and eleven (11), Tenant shall have the right, in its sole discretion, to designate as the Minimum Offering Space either:

          (i)    all of floors five (5), six (6), eight (8), nine (9) and eleven
(11);

          (ii)   floor eleven (11);

          (iii)  all of floors five (5) and six (6);

          (iv)   all of floors eight (8) and nine (9);

          (v)    all of floors five (5), six (6) and eleven (11); or

          (vi)   all of floors eight (8), nine (9) and eleven (11).

          40.03. If any Offering Space shall not be available for Tenant's occupancy on the anticipated Offering Space Inclusion Date set forth in the Offering Notice for any reason, including the holding over of the prior tenant, than Landlord and Tenant agree that, other than as set forth in this Section 40.03, the failure to have such Offering Space available for occupancy by Tenant shall in no way affect the validity of this lease or the inclusion of such Offering Space in the Premises or the obligations of Landlord or Tenant hereunder, nor shall the same be construed in any way to extend the

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term of this lease, and for the purpose of this Article 40 the Offering Space
Inclusion Date shall be deferred to and shall be the date such Offering Space is available for Tenant's occupancy unleased and free of tenants or other occupants. In the event that Landlord shall fail to deliver possession of the Offering Space on or before one hundred twenty (120) days after the anticipated Offering Space Inclusion Date set forth in the Offering Notice (which one hundred twenty (120) day period shall be extended for up to ninety (90) additional days if Landlord is diligently pursuing efforts to evict any holdover tenant of the Offering Space), irrespective of Force Majeure Causes, then Tenant shall have the right, upon written notice to Landlord, to terminate this lease with respect to such Offering Space and upon such termination Tenant shall have no further obligations or liability in connection with such Offering Space. The provisions of this Section 40.03 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          40.04. (a) In the event Tenant gives a Tenant's Acceptance Notice in accordance with the provisions of Section 40.02 hereof, and Tenant disputes the fair market rent as determined by Landlord pursuant to Section 40.01 hereof, then at any time on or before the date occurring thirty (30) days after Tenant has been notified by Landlord of Landlord's determination of the fair market rent, Tenant may initiate the arbitration process provided for herein by giving notice to that effect to Landlord, and if Tenant so initiates the arbitration process such notice shall specify the name and address of the person designated to act as an arbitrator on its behalf. If Tenant fails to initiate the arbitration process within the aforesaid thirty (30) day period, Landlord shall have the right to give a second notice to Tenant, which notice, as a condition to its effectiveness, shall state in bold, upper case letters that it is a DEEMED RENT ACCEPTANCE NOTICE, and if Tenant fails to initiate the arbitration process within five (5) Business Days after the giving of such Deemed Rent Acceptance Notice to Tenant, time being of the essence, then Landlord's determination of an amount equal to the fair market rent shall be conclusive. Within fifteen (15) Business Days after the Landlord's receipt of notice of the designation of Tenant's arbitrator, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an arbitrator on its behalf. If Landlord fails to notify Tenant of the appointment of its arbitrator within the time above specified, then Tenant shall provide an additional notice to Landlord requiring Landlord's appointment of an arbitrator within five (5) Business Days after Landlord's receipt thereof, which additional notice specifically references this Section 40.04(a) and states that Landlord must respond within five (5) Business Days, time being of the essence, or the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. If Landlord fails to notify Tenant of the appointment of its arbitrator within the time specified by the second notice, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within ten (10)

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Business Days after the second arbitrator is appointed, and shall exchange sealed envelopes each containing such arbitrator's written determination of an amount equal to the fair market rent of the Offering Space. The fair market rent specified by Landlord's arbitrator shall herein be called "LANDLORD'S SUBMITTED VALUE" and the fair market rent specified by Tenant's arbitrator shall herein be called "TENANT'S SUBMITTED VALUE". Copies of such written determinations shall promptly be sent to both Landlord and Tenant. Any failure of either such arbitrator to meet and exchange such determinations shall be acceptance of the other party's arbitrator's determination as the fair market rent, if, and only if, such failure persists for five (5) days after notice to the party for whom such arbitrator is acting, and provided that such five (5) day period shall be extended by reason of any applicable condition of Force Majeure Causes. If the higher determination of fair market rent for the space in question is not more than one hundred two (102%) percent of the lower determination of the fair market rent, then the fair market rent for such space shall be deemed to be the average of the two determinations. If, however, the higher determination is more than one hundred two (102%) percent of the lower determination, then within five
(5) days of the date the arbitrators submitted their respective fair market rent determinations, the two arbitrators shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within ten
(10) Business Days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of ten (10) Business Days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the AAA (or any organization successor thereto) in accordance with the then prevailing Arbitration Rules for the Real Estate Industry of the AAA. If the AAA (or any successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. Within five (5) Business Days after the appointment of such third arbitrator, Landlord's arbitrator shall submit Landlord's Submitted Value to such third arbitrator and Tenant's arbitrator shall submit Tenant's Submitted Value to such third arbitrator. Such third arbitrator shall, within ten (10) Business Days after the end of such five (5) Business Day period, make his or her own determination of an amount equal to the fair market rent of the Offering Space, and send copies of his or her determination promptly to both Landlord and Tenant specifying whether Landlord's Submitted Value or Tenant's Submitted Value was closer to the determination by such third arbitrator of the fair market rent of the Offering Space. Whichever of Landlord's Submitted Value or Tenant's Submitted Value shall be closer to the determination by such third arbitrator shall conclusively be deemed to be the fair market rent for the Offering Space. If a third arbitrator is appointed, each party shall have a right to present evidence to such third arbitrator, produce witnesses or experts to be heard by such third arbitrator, and provide such other information that may be relevant in connection with such third arbitrator's determination.

                                      -166-
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                 (b)    Each party shall pay the fees and expenses of the one of
the two original arbitrators appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                 (c) Each of the arbitrators selected as herein provided shall have at least ten (10) years' experience in the leasing and renting of office space in first-class office buildings in Manhattan. The third arbitrator chosen or appointed pursuant to this Article 40 shall (i) agree in a writing delivered to both Landlord and Tenant to fairly and impartially perform his or her duties as such third arbitrator, (ii) not be an employee or past employee of Landlord or Tenant or of any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant (and such third arbitrator shall confirm same in the aforementioned writing) and (iii) never have represented or been retained for any reason whatsoever by Landlord or Tenant or any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant (and such third arbitrator shall confirm same in the aforementioned writing). Any award rendered in accordance with the terms of this
Article 40 shall be final and binding on the parties, and judgment on any such award may be entered in any court of competent jurisdiction in New York County.

                 (d) In the event Tenant elects the aforesaid arbitration process and as of the Offering Space Inclusion Date the amount of the fair market rent has not been determined, Tenant shall pay an amount equal to the average of Landlord's Submitted Value and Tenant's Submitted Value for the Offering Space and when the determination has actually been made, an appropriate retroactive adjustment shall be made as of the Offering Space Inclusion Date. In the event that such determination shall result in an underpayment by Tenant of any Fixed Rent, such underpayment shall be paid by Tenant to Landlord within thirty (30) days after such determination, together, with interest thereon at the Base Rate from the date of such underpayment until paid. In the event that such determination shall result in an overpayment by Tenant of any Fixed Rent, such overpayment shall be paid by Landlord to Tenant within thirty (30) days after such determination, together, with interest thereon at the Base Rate from the date of such overpayment until paid. In the event that Landlord shall fail to pay any such overpayments to Tenant within thirty (30) days after such determination, Tenant shall be entitled to offset the amount thereof, together with interest thereon at the Base Rate from the date of such overpayment until offset, against Fixed Rent and Additional Charges thereafter becoming due.

          40.05. The provisions of this Article 40 shall be effective only if, upon both the Offering Space Inclusion Date and the date on which Tenant accepts Landlord's offer an Eligible Renewal/ROFO Tenant is the tenant under this lease and the

                                      -167-
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Renewal/ROFO Occupancy Requirement is satisfied; PROVIDED, HOWEVER, that the provisions of this Section 40.05 may, at its sole election, be waived by Landlord at any time.

          40.06. For the purposes of this Article 40, the term "SUPERIOR OCCUPANT" shall mean, with respect to the Offering Space which is the subject of an Offering Notice:

                 (a) any tenant or other occupant of the applicable Offering Space, which has a right as of the date of this lease pursuant to such tenant's lease or such occupant's occupancy agreement, as the case may be, to extend the term of its lease or occupancy agreement; or

                 (b) any tenant or other occupant of the Building which has a right as of the date of this lease pursuant to such tenant's lease or such occupant's occupancy agreement to lease such Offering Space pursuant to a right of first offer, an option or otherwise; or

                 (c) any tenant that has entered into a lease of Rejected Offering Space, provided that such tenant's initial lease for such Rejected Offering Space (any such lease, prior to its modification by any amendment thereto, being herein called a "REJECTED OFFERING SPACE LEASE") contains a right to extend the term of such lease; or

                 (d) any tenant occupying 100,000 rentable square feet or more under a Rejected Offering Space Lease, which has a right to lease such Offering Space which is the subject of an Offering Notice, pursuant to a right of first offer or other option contained in such Rejected Offering Space Lease, but only to the extent that such first offer or other option does not exceed one
(1) full floor effective from and after the fifth (5th) anniversary of the applicable Rejected Offering Space Lease and one (1) additional full floor from and after the tenth (10th) anniversary of the applicable Rejected Offering Space Lease; provided further however, that if any such tenant shall fail to exercise its first opportunity to exercise any such right of first offer or other option occurring after the fifth (5th) anniversary or tenth (10th) anniversary, as the case may be, such right of first offer or other option shall no longer be superior to Tenant's right to lease such Offering Space under this Article 40.

          40.07. The provisions of this Article 40 shall apply with full force and effect if Landlord at any time wishes to enter into an agreement extending the term of any lease existing as of the date of this lease with a tenant of Potential Offering Space which does not have a right as of the date of this lease to extend the term of such lease, except that the provisions hereof permitting Tenant to elect to lease less than all of the Potential Offering Space shall not apply and Tenant shall have the right to elect only to lease all or none of the Potential Offering Space leased to such tenant (herein called a "MANDATORY BLOCK OFFERING SPACE").

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
          40.08. Notwithstanding any language to the contrary contained in this lease, Landlord and Tenant agree that the rights contained in this Article 40 are for the sole benefit of any Eligible Renewal/ROFO Tenant.

          40.09. Notwithstanding anything to the contrary contained herein, Must-Take Space (as such term is hereinafter defined) shall not in any event be considered to be available for leasing to Tenant and Landlord shall have no obligation to offer to Tenant the right to lease Must-Take Space pursuant to the terms of this Article 40. For purposes hereof, "MUST-TAKE SPACE" shall mean any rentable area of the Building which will be added to the premises of any other tenant of the Building pursuant to an express provision in such other tenant's lease requiring such rentable area to be added to such premises at a time subsequent to the commencement date of such lease. By way of example, if:

                 (i) the 8th floor of the Building was scheduled to come available for leasing on January 1, 2005,

                 (ii) the 9th floor of the Building was scheduled to come available for leasing on January 1, 2006, and

                 (iii) Landlord wished to enter into a lease (herein called a "MUST-TAKE LEASE") with a prospective tenant (herein called the "MUST-TAKE TENANT") other than a Superior Occupant for both the 8th floor and the 9th floor, for a term commencing on January 1, 2005 with respect to the 8th floor and January 1, 2006 with respect to the 9th floor; then, subject to all of the terms and conditions of this Article 40:

                        (x) Landlord, before entering into the Must-Take Lease, would give Tenant an Offer Notice designating both the 8th floor and the 9th floor as the Offering Space,

                        (y) if Tenant failed to exercise its option pursuant to this Article 40 to both (A) have the 8th floor added to the Premises as of a scheduled Offering Space Inclusion Date of January 1, 2005 and (B) have the 9th floor added to the Premises as of a scheduled Offering Space Inclusion Date of January 1, 2006, Landlord would have the right to enter into the Must-Take Lease, and

                        (z) the addition of the 9th floor to the premises demised by the Must-Take Lease on or about January 1, 2006 would not create any obligation on the part of Landlord to offer to lease such 9th floor to Tenant pursuant to the terms and conditions of this Article 40.

          Notwithstanding anything to the contrary contained in this Section 40.09, if (i) Landlord gives Tenant an Offer Notice with respect to a Must-Take Lease, (ii) Landlord does not enter into such Must-Take Lease and (iii) Landlord thereafter wishes to lease separately the portions of the Offering Space that had comprised the premises to

                                      -169-
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be demised pursuant to such Must-Take Lease, the provisions of this Article 40 shall again apply with respect to each portion of the Offering Space that had comprised the premises to be demised pursuant to such Must-Take Lease.

                                   ARTICLE 41

                           UNIT ONE FIRST OFFER RIGHT

          41.01. For purposes of this Article 41, the following terms shall have the following meanings:

          "UNIT ONE" shall mean Unit One of the Condominium, which contains floors seventeen (17) through and including thirty-nine (39) of the Building.

          "UNIT ONE OWNER" shall mean the owner of Unit One at the time in question. Landlord is currently the Unit One Owner. The provisions of this
Article 41 shall be binding upon any successor to Landlord's ownership interest as the Unit One Owner.

          41.02. (a)    Provided Tenant is not in monetary default or material
non-monetary default under the terms and conditions of this lease beyond the expiration of any applicable notice and grace period at the time that the Unit One Owner would otherwise be required to give a ROFO Notice to Tenant pursuant to the terms and conditions of this Article 41, if any full floor in Unit One (herein collectively called the "ROFO SPACE") will become available for leasing to anyone other than a ROFO Superior Occupant at any time when there will remain not less than five (5) years in the term of this lease (including the First Extension Term and/or the Second Extension Term if and to the extent Tenant has exercised its option to extend the term of this lease in accordance with the provisions of Article 36 hereof), then the Unit One Owner, before offering such ROFO Space to anyone other than a ROFO Superior Occupant, shall offer to Tenant the right to enter into a lease with the Unit One Owner for such ROFO Space (herein called the "UNIT ONE LEASE") on the terms and conditions hereinafter set forth. If such ROFO Space will become available for leasing at a time when there will remain less than five (5) years in the term of this lease and Tenant shall not have theretofore exercised its option to extend the initial term of this lease or the First Extension Term or the Second Extension Term, as applicable, in accordance with the provisions of Article 36 hereof, but Tenant's right to so extend the initial term or the First Extension Term or the Second Extension Term shall not have lapsed, the Unit One Owner, before offering such ROFO Space to anyone other than a ROFO Superior Occupant, shall also offer to Tenant the right to enter into the Unit One Lease for such ROFO Space on the terms and conditions hereinafter set forth; PROVIDED, HOWEVER, that as a precondition to electing to lease any ROFO Space, Tenant must give an Extension Notice to Landlord for the First Extension Term or the Second Extension Term, as applicable, in accordance with the provisions of Article 36 hereof at or before the time that Tenant gives a ROFO Acceptance Notice with respect to such ROFO Space. Landlord agrees to simultaneously deliver to Tenant a copy of each offer made by Landlord to any ROFO Superior Occupant of any ROFO Space (herein called "ROFO SUPERIOR OCCUPANT OFFERING NOTICE"). Tenant hereby acknowledges that its rights to any applicable ROFO Space are subject and subordinate in all respects to the rights of any applicable ROFO Superior Occupant to such ROFO Space. The Unit One Lease shall be upon the same terms and conditions of this lease except that the Fixed Rent with respect to any ROFO Space shall be an amount equal to the fair market rent for such ROFO Space for a term equal to the balance of the term of this lease (as same may have concurrently or theretofore been extended pursuant to Article 36 of this lease or otherwise) remaining after the ROFO Inclusion Date, including any interim fixed rent increases then being included in leases in first-class office buildings in midtown Manhattan comparable to the Building, which Fixed Rent shall be determined as of the ROFO Inclusion Date and shall be set forth in a written notice given to Tenant on the later to occur of (i) the date which is no later than six (6) months prior to the ROFO Inclusion Date for such ROFO Space, or (ii) the date the Unit One Owner sends the ROFO Notice to Tenant for such ROFO Space. For the purposes of determining the fair market rent for any ROFO Space, the determination shall take into account all then relevant factors.

                 (b) Effective as of the ROFO Inclusion Date, for purposes of calculating the portion of Tenant's Operating Payment and Tenant's Tax Payment allocable to the ROFO Space: (i) the Base Operating Amount shall be the Operating Expenses for the calendar year in which occurs the ROFO Inclusion Date, (ii) the Base Tax Amount shall be the Taxes for the Tax Year in which occurs the ROFO Inclusion Date, and (iii) Tenant's Share attributable to the ROFO Space shall be deemed to be the fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the ROFO Space and the denominator of which shall be the number of rentable square feet included within Unit One.

                 (c)    Notwithstanding anything to the contrary contained in
Section 1.05 hereof or any other provision of this lease, there shall be no "free rent" period, tenant improvement allowance or other tenant concessions with respect to any ROFO Space and the absence of such "free rent" period, tenant improvement allowance or other tenant concessions shall be taken into account in determining the fair market rent for such ROFO Space if and to the extent that "free rent" periods and/or tenant improvement allowances and/or other tenant concessions are then being included in leases in first-class office buildings in midtown Manhattan comparable to the Building for a term comparable to the remaining term of this lease (as same may have been extended).

                 (d) The following Articles, Sections and Exhibits of this lease shall not be included in the Unit One Lease:

                        (i)     Sections 15.02(c)(iii) and 15.09; and

                        (ii)    Articles 40, 44, 45, 46 and 47.

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                 (e)    In addition to the foregoing, the Unit One Lease shall
contain such revisions from this lease as the context reasonably requires (E.G., references in this lease to Unit Two shall be replaced in the Unit One Lease with references to Unit One).

          41.03. (a)    Any offer pursuant to this Article 41 shall be made by
the Unit One Owner to Tenant in a written notice (herein called the "ROFO NOTICE") which offer shall designate the ROFO Space being offered and the anticipated ROFO Inclusion Date with respect thereto, as reasonably estimated by the Unit One Owner in good faith. Tenant may accept the offer set forth in a ROFO Notice by delivering to the Unit One Owner an unconditional acceptance (herein called a "ROFO ACCEPTANCE NOTICE") of such offer within (i) fifteen (15) Business Days after delivery by the Unit One Owner of the ROFO Notice to Tenant if the ROFO Space shall be less than 100,000 rentable square feet in the aggregate, or (ii) twenty (20) Business Days after delivery by Landlord of the ROFO Notice to Tenant if the ROFO Space shall be equal to or more than 100,000 rentable square feet in the aggregate, which Tenant's ROFO Acceptance Notice shall designate the Minimum ROFO Space which Tenant elects to lease in accordance with the provisions of this Article 41; PROVIDED, HOWEVER, that (x) if Landlord shall have delivered to Tenant a ROFO Superior Occupant Offering Notice with respect to such ROFO Space pursuant to Section 41.02(b) hereof, then, in such event, with respect to the ROFO Notice for such ROFO Space only, the fifteen (15) Business Day period and the twenty (20) Business Day period set forth in this sentence shall each be reduced by five (5) Business Days and (y) with respect only to Add-On ROFO Space (as such term is hereinafter defined) the time period for the giving of a ROFO Acceptance Notice shall be ten (10) Business Days. For purposes hereof, the term "ADD-ON ROFO SPACE" shall mean any additional block of ROFO Space offered to Tenant in accordance with the terms hereof after (i) Tenant's right to lease a particular block of ROFO Space (herein called the "REJECTED ROFO SPACE") has lapsed or been waived, (ii) Landlord has entered into negotiations with a prospective tenant of the Rejected ROFO Space and (iii) Landlord and such prospective tenant have agreed, subject to Tenant's rights under this Article 41, to include such additional block of ROFO Space in a lease between Landlord and such potential tenant for the Rejected ROFO Space. If Tenant exercises its option in accordance with the provisions of this Article 41, Tenant shall accept the Minimum ROFO Space designated in Tenant's ROFO Acceptance Notice "as is" on the ROFO Inclusion Date and agrees that the Unit One Owner will not be required to make any improvements therein. If Tenant exercises its option in accordance with the provisions of this Article 41, the Minimum ROFO Space designated in Tenant's ROFO Acceptance Notice shall be leased to Tenant for a term commencing the later to occur of (a) thirty (30) days after the day that Tenant exercises its option as aforesaid (or such earlier date on which Tenant or anyone claiming by through or under Tenant takes occupancy of all or any portion of the ROFO Space for any reason whatsoever, other than for measuring or other customary pre-construction activities), or (b) the date the ROFO Space shall become available for Tenant's possession and the Unit One Owner shall have provided advance written notice thereof to Tenant (herein called the "ROFO INCLUSION DATE"),

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and ending on the Expiration Date. Time shall be of the essence with respect to the giving of a ROFO Acceptance Notice. If Tenant does not accept (or fails to timely accept) an offer made by the Unit One Owner pursuant to the provisions of this Article 41 with respect to the ROFO Space, the Unit One Owner shall at any and all times thereafter be entitled to lease such ROFO Space to others at such rental and upon such terms and conditions as the Unit One Owner in its sole discretion may desire whether such rental terms, provisions and conditions are the same as those offered to Tenant or more or less favorable; PROVIDED, HOWEVER, that upon such leasing of such ROFO Space to anyone other than Tenant, such space shall again become ROFO Space subject to the terms of this Article 41 should such ROFO Space again become available for leasing to anyone other than a ROFO Superior Occupant. Tenant agrees not to lease any ROFO Space for the intended purpose of subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates and/or Tenant's Service and Business Relationship Entities; PROVIDED, HOWEVER, that (x) if the Minimum ROFO Space designated by Tenant in Tenant's ROFO Acceptance Notice consists of more than one (1) full floor and Tenant intends to use at least one
(1) full floor of such Minimum ROFO Space for use by Tenant and/or its Affiliates, Tenant may lease such Minimum ROFO Space even though Tenant may intend to use all but one (1) full floor of such Minimum ROFO Space for subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates and (y) if the ROFO Space designated by Tenant in Tenant's ROFO Acceptance Notice is a Mandatory Block ROFO Space (as such term is defined in Section 41.09 hereof) and consists of more than one (1) full floor of such Mandatory Block ROFO Space for use by Tenant and/or its Affiliates, Tenant may lease such Mandatory Block ROFO Space even though Tenant may intend to use all but one (1) full floor of such Mandatory Block ROFO Space for subletting or otherwise disposing or demising of the same or any part thereof to others other than to Tenant's Affiliates.

                 (b) For purposes hereof, the term "MINIMUM ROFO SPACE" shall mean that portion of the ROFO Space described in the applicable ROFO Notice which Tenant elects, in its sole discretion, to lease in accordance with the provisions of this Article 41, which shall consist of either:

                        (i) the entire ROFO Space described in the applicable ROFO Notice;

                        (ii) one or more full floors of the ROFO Space described in the applicable ROFO Notice which are not contiguous to any other full floors in such ROFO Space (herein called "NON-CONTIGUOUS ROFO FLOORS");

                        (iii) all, but not less than all, of any block of contiguous floors of the ROFO Space described in the applicable ROFO Notice (herein called a "CONTIGUOUS ROFO BLOCK"); or

                        (iv) any combination of Non-Contiguous ROFO Floors and/or Contiguous ROFO Blocks.

          41.04. If any ROFO Space shall not be available for Tenant's occupancy on the anticipated ROFO Inclusion Date set forth in the ROFO Notice for any reason, including the holding over of the prior tenant, then Landlord, the Unit One Owner and Tenant agree that, other than as set forth in this Section 41.04, the failure to have such ROFO Space available for occupancy by Tenant shall in no way affect the validity of this lease or the Unit One Lease, the leasing of such ROFO Space by Tenant, the obligations of Landlord or Tenant hereunder or the obligations of the Unit One Owner and Tenant under the Unit One Lease (if any), nor shall the same be construed in any way to extend the term of this lease or the Unit One Lease (if any), and for the purpose of this Article 41 the ROFO Inclusion Date shall be deferred to and shall be the date such ROFO Space is available for Tenant's occupancy unleased and free of tenants or other occupants. In the event that the Unit One Owner shall fail to deliver possession of the ROFO Space on or before the date that is one hundred twenty (120) days after the anticipated ROFO Inclusion Date set forth in the ROFO Notice (which one hundred twenty (120) day period shall be extended for up to ninety (90) additional days if the Unit One Owner is diligently pursuing efforts to evict any holdover tenant of the ROFO Space), irrespective of Force Majeure Causes, then Tenant shall have the right, upon written notice to the Unit One Owner, to withdraw its election to lease such ROFO Space and upon such withdrawal Tenant shall have no further obligations or liability in connection with such ROFO Space. The provisions of this Section 41.04 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          41.05. In the event Tenant gives a ROFO Acceptance Notice in accordance with the provisions of Section 41.03 hereof, and Tenant disputes the fair market rent as determined by the Unit One Owner pursuant to Section 41.02 hereof, then the fair market rent for the applicable ROFO Space shall be determined in accordance with the procedures set forth in Section 40.04 hereof, as if all references therein to Landlord were references to the Unit One Owner and all references therein to the Offering Space were references to the ROFO Space.

          41.06. The provisions of this Article 41 shall be effective only if, upon both the ROFO Inclusion Date and the date on which Tenant accepts the Unit One Owner's offer, an Eligible Renewal/ROFO Tenant is the tenant under this lease and the Renewal/ROFO Occupancy Requirement is satisfied; PROVIDED, HOWEVER, that the provisions of this Section 41.06 may, at its sole election, be waived by the Unit One Owner at any time.

          41.07. Intentionally Omitted.

          41.08. For the purposes of this Article 41, the term "ROFO SUPERIOR OCCUPANT" shall mean, with respect to the ROFO Space which is the subject of a ROFO Notice:

                        (a) any tenant or other occupant of the applicable ROFO Space, which has a right as of the date of this lease pursuant to such tenant's lease or such occupant's occupancy agreement to extend the term of its lease or occupancy agreement; or

                        (b) any tenant or other occupant of the Building which has a right as of the date of this lease pursuant to such tenant's lease or such occupant's occupancy agreement to lease such ROFO Space pursuant to a right of first offer, an option or otherwise; or

                        (c) any tenant that has entered into a lease of Rejected ROFO Space, provided that such tenant's initial lease for such Rejected ROFO Space (any such lease, prior to its modification by any amendment thereto, being herein called a "REJECTED ROFO SPACE LEASE") contains a right to extend the term of such lease; or

                 (d) any tenant occupying 100,000 rentable square feet or more under a Rejected ROFO Space Lease, which has a right to lease such ROFO Space which is the subject of a ROFO Notice, pursuant to a right of first offer or other option contained in such Rejected ROFO Space Lease, but only to the extent that such first offer or other option does not exceed one (1) full floor effective from and after the fifth (5th) anniversary of the applicable Rejected ROFO Space Lease and one (1) additional full floor from and after the tenth
(10th) anniversary of the applicable Rejected ROFO Space Lease; provided further however, that if any such tenant shall fail to exercise its first opportunity to exercise any such right of first offer or other option occurring after the fifth
(5th) anniversary or tenth (10th) anniversary, as the case may be, such right of first offer or other option shall no longer be superior to Tenant's right to lease such ROFO Space under this Article 41.

          41.09. The provisions of this Article 41 shall apply with full force and effect if Landlord at any time wishes to enter into an agreement extending the term of any lease existing as of the date of this lease with a tenant of ROFO Space which does not have a right as of the date of this lease to extend the term of such lease, except that the provisions hereof permitting Tenant to elect to lease less than all of the ROFO Space shall not apply and Tenant shall have the right to elect only to lease all or none of the ROFO Space leased to such tenant (herein called a "MANDATORY BLOCK ROFO SPACE").

          41.10. Notwithstanding any language to the contrary contained in this lease, Landlord and Tenant agree that the rights contained in this Article 41 are for the sole benefit of any Eligible Renewal/ROFO Tenant.

          41.11. Notwithstanding anything to the contrary contained herein, Must-Take ROFO Space (as such term is hereinafter defined) shall not in any event be considered to be available for leasing to Tenant and Landlord shall have no obligation to offer to Tenant the right to lease Must-Take ROFO Space pursuant to the terms of this Article 41. For purposes hereof, "MUST-TAKE ROFO SPACE" shall mean any rentable area of the Building which will be added to the premises of any other tenant of the Building pursuant to an express provision in such other tenant's lease requiring such rentable area to be added to such premises at a time subsequent to the commencement date of such lease. By way of example, if:

                        (i) the 8th floor of the Building was scheduled to come available for leasing on January 1, 2005,

                        (ii) the 9th floor of the Building was scheduled to come available for leasing on January 1, 2006, and

                        (iii) Landlord wished to enter into a lease (herein called a "MUST-TAKE ROFO LEASE") with a prospective tenant (herein called the "MUST-TAKE ROFO TENANT") other than a ROFO Superior Occupant for both the 8th floor and the 9th floor, for a term commencing on January 1, 2005 with respect to the 8th floor and January 1, 2006 with respect to the 9th floor; then, subject to all of the terms and conditions of this Article 41:

                                (x) Landlord, before entering into the
Must-Take ROFO Lease, would give Tenant a ROFO Notice designating both the 8th floor and the 9th floor as the ROFO Space,

                                (y) if Tenant failed to exercise its option
pursuant to this Article 41 to both (A) have the 8th floor added to the Premises as of a scheduled ROFO Inclusion Date of January 1, 2005 and (B) have the 9th floor added to the Premises as of a scheduled ROFO Inclusion Date of January 1, 2006, Landlord would have the right to enter into the Must-Take ROFO Lease, and

                                (z) the addition of the 9th floor to the
premises demised by the Must-Take ROFO Lease on or about January 1, 2006 would not create any obligation on the part of Landlord to offer to lease such 9th floor to Tenant pursuant to the terms and conditions of this Article 41.

          Notwithstanding anything to the contrary contained in this Section 41.11, if (i) Landlord gives Tenant a ROFO Notice with respect to a Must-Take ROFO Lease, (ii) Landlord does not enter into such Must-Take ROFO Lease and
(iii) Landlord thereafter wishes to lease separately the portions of the ROFO Space that had comprised the premises to be demised pursuant to such Must-Take ROFO Lease, the provisions of this Article 41 shall again apply with respect to each portion of the ROFO Space that had comprised the premises to be demised pursuant to such Must-Take ROFO Lease.

          41.12. If Tenant gives a ROFO Acceptance Notice pursuant to Section
41.03 hereof, the Unit One Owner shall, within ten (10) Business Days after its receipt of such ROFO Acceptance Notice, deliver to Tenant for Tenant's execution a Unit One Lease in the form provided for in Section 41.02 hereof. Notwithstanding anything to the contrary contained in this lease, Tenant's remaining rights under the Article 41 shall be incorporated into the Unit One Lease and the provisions of this Article 41 shall be of no further force or effect.

          41.13. BP 399 Park Avenue LLC is signing this lease in its capacity as the Unit One Owner in the place provided at the end of the signature pages hereof for the sole purpose of agreeing to be bound by the terms and conditions of this Article 41 and creating a contractual agreement between the Unit One Owner and Tenant on the terms and conditions of this Article 41 (the "UNIT ONE ROFO CONTRACT"). Any breach by Tenant of the terms and conditions of this
Article 41 shall be deemed a breach of the Unit One ROFO Contract, but not a breach of this lease. Any breach by the Unit One Owner of the terms and conditions of this Article 41 shall be deemed a breach of the Unit One ROFO Contract, but not a breach of this lease.

                                   ARTICLE 42

                              INTENTIONALLY OMITTED

                                   ARTICLE 43

                              INTENTIONALLY OMITTED

                                   ARTICLE 44

                       LEHMAN TENANT'S EXISTING FACILITIES

          44.01. (a)    Landlord and Tenant agree and acknowledge that (i)
immediately prior to the date of this lease, Tenant was the landlord under that certain restated and amended lease (herein called the "LEHMAN LEASE") dated as of October 1, 2001 with Lehman Brothers, Inc. (herein called the "LEHMAN TENANT") with respect to certain space in the Building and (ii) the Lehman Tenant shall make available to Landlord certain cafeteria services in accordance with the provisions of the Lehman Lease (herein called the "LEHMAN CAFETERIA SERVICES"), (iii) Landlord hereby assigns to Tenant all right of Landlord under the Lehman Lease to the Lehman Cafeteria Services and (iv) Tenant shall have the right to approve each Cafeteria Vendor (as defined in the Lehman Lease), which approval Tenant shall not unreasonably withhold, condition or delay. Any disapproval of the Lehman Tenant's proposed Cafeteria Vendor shall set forth Tenant's reasons for such disapproval in reasonable detail. If Tenant shall fail to respond to Landlord's written request for approval of a proposed Cafeteria Vendor (herein called an "INITIAL CAFETERIA VENDOR APPROVAL REQUEST") within ten
(10) days after the Initial Cafeteria Vendor Approval Request is made by Landlord, then Landlord shall have the right to give to Tenant a second notice (herein called a "SECOND CAFETERIA VENDOR APPROVAL REQUEST"), and if Tenant shall fail to respond to such Second Cafeteria Vendor Approval Request within five (5) days after Tenant's receipt thereof, then such Second Cafeteria Vendor Approval Request shall be deemed approved by Tenant, provided that such Initial Cafeteria Vendor Approval Request and Second Cafeteria Vendor Approval Request shall have specifically referred to this Section 44.01(a) and specifically stated that Tenant must respond within such ten (10) day and five
(5) day periods or such Second Cafeteria Vendor Approval Request shall be deemed approved. Notwithstanding anything to the contrary contained herein, as a condition precedent to its effectiveness, a Second Cafeteria Vendor Approval Request shall state in upper case, bold type that it is a "DEEMED APPROVAL NOTICE". As of the date hereof, Tenant hereby approves either Sodexho Marriott or Restaurant Associates as the Cafeteria Vendor.

                 (b) If the Lehman Tenant shall fail to provide to Tenant the Lehman Cafeteria Services, then, upon Tenant's written request, Landlord shall use commercially reasonable effects to enforce the rights of Landlord under the Lehman Lease with respect to the Lehman Cafeteria Services.

                 (c) Landlord shall not amend or modify the Lehman Lease so as to decrease or otherwise adversely affect Landlord's and/or Tenant's rights with respect to the Lehman Cafeteria Services.

                 (d) Tenant hereby acknowledges the Lehman Tenant's rights under the Lehman Lease with respect to the Lehman Tenant's right to use the auditorium in the Premises and that this lease and Tenant are subject to the terms thereof as of the date of this lease; but only for so long as Tenant elects, in its sole discretion, to continue to operate the auditorium, subject, however, to the rights of the Lehman Tenant under the Lehman Lease as of the date of this lease. Landlord hereby acknowledges that Tenant shall be entitled to any and all amounts which are payable under the applicable provisions of the Lehman Lease to the landlord under the Lehman Lease in connection with the Lehman Tenant's use of the auditorium in the Premises and that any such amounts shall be payable to Tenant, and not to the landlord under the Lehman Lease, and Landlord hereby assigns to Tenant all right, title and interest of Landlord in and to any such amounts and Tenant hereby assumes until the expiration or earlier termination of this lease with respect to the auditorium all of the obligations of Landlord under the Lehman Lease with respect to the Lehman Tenant's right to use the auditorium in the Premises. Tenant hereby indemnifies and holds Landlord harmless from and against any loss, cost or damage incurred in connection with Landlord's obligations under the Lehman Lease arising from the actions or inaction of Tenant in connection therewith with respect to the Lehman Tenant's right to use the auditorium in the Premises during the period that Tenant shall operate the auditorium (or arising from Tenant's failure to operate same prior to the expiration or earlier termination of this lease with respect to the auditorium if and to the extent the Lehman Tenant has the right to have same operated under the Lehman Lease) (unless Tenant is prevented from providing the Lehman Tenant with use of the auditorium due to any action or inaction of Landlord or the Board of Managers).

                                   ARTICLE 45

                             LOBBY DESKS AND SIGNAGE

          45.01. Throughout the term of this lease, for so long as Tenant meets the Signage Occupancy Requirement Tenant shall have the right, without charge, to the exclusive use of the portions of the reception/concierge desks located in the lobby of the Building, substantially in the locations shown on EXHIBIT X annexed hereto (herein collectively called the "TENANT'S RECEPTION DESK"). Subject to Landlord's rights set forth in Section 16.15(d) hereof, for so long as Tenant meets the Minimum Signage Occupancy Requirement Landlord shall not install, or consent to, or otherwise permit, the installation (except to the extent permitted under leases in existence on the date of this lease), any additional reception/concierge desks in any lobby of the Building without the prior written approval of Tenant.

          45.02. Tenant shall have the right, at Tenant's sole cost and expense, to install and to thereafter operate during the term of this lease, communication, computer and security equipment at Tenant's Reception Desk and, in connection therewith, to run any necessary cabling and wiring from Tenant's Reception Desk to certain electrical and telecommunications closets which are already in place as of the Commencement Date and with respect to any subsequent installations as designated by Landlord in Landlord's reasonable discretion. The installation of such subsequent equipment and wiring as described in the preceding sentence (collectively, the "RECEPTION DESK WORK") shall be performed by Tenant in accordance with the applicable provisions of Article 11 and EXHIBIT E hereof and in accordance with plans and specifications approved by Landlord subject to and in accordance with the applicable provisions of Article 11 and EXHIBIT E hereof, which approval by Landlord shall extend to all aesthetic aspects of the Reception Desk Work, including, without limitation, design, size, color, finish, materials and manner of installation, except as otherwise provided herein, and which approval shall not be unreasonably conditioned, withheld or delayed. Tenant shall not make any alterations to Tenant's Reception Desk or in or to the Building lobbies following the completion of the Reception Desk Work without Landlord's prior written consent, which consent (a) Landlord shall have the right to withhold in its sole discretion to the extent that such alteration affects the design or appearance of Tenant's Reception Desk or the Building lobbies and (b) Landlord shall otherwise withhold or grant in accordance with the applicable provisions of Article 11 and EXHIBIT E hereof.

          45.03. Tenant shall have the right to install, as part of the Reception Desk Work, and to thereafter maintain, at Tenant's sole cost and expense, signage identifying Tenant on Tenant's Reception Desk ("TENANT'S RECEPTION DESK SIGNAGE"). The design, font, size, color, materials, finish and manner of installation of any such signage shall be subject to Landlord's prior approval, which approval shall not be unreasonably conditioned, withheld or delayed. As of the date of this lease, Landlord approves the Tenant's Reception Desk Signage in place as of the Commencement Date.

          45.04. Tenant shall have the right to station one or more employees at Tenant's Reception Desk, provided and on condition that such employees ("TENANT'S RECEPTION DESK EMPLOYEES") shall be trained by Tenant, at Tenant's sole cost and expense, and shall perform their duties in a manner appropriate for Comparable Buildings and comply with any applicable reasonable rules and regulations promulgated by Landlord. In addition, Tenant's Reception Desk Employees shall wear business apparel reasonably approved by Landlord and shall at all times prominently display on such business apparel identification which identifies such persons as Tenant's Reception Desk Employees. As of the date of this lease, Landlord approves the business apparel being worn by Tenant's Reception Desk Employees as of the Commencement Date. In the event that any conduct by Tenant's Reception Desk Employees shall in Landlord's reasonable opinion violate the provisions of this Section 45.04, Tenant shall correct such conduct or condition promptly after notice thereof.

          45.05. If, at any time during the term of this lease, Tenant shall cease to meet the Signage Occupancy Requirement, Tenant's right under this
Article 45 shall terminate. Upon the expiration or earlier termination of the term of this lease or upon any earlier date upon which Tenant's rights under this Article 45 shall terminate as set forth in the preceding sentence, Tenant, at its sole cost and expense, shall promptly remove its personal property, equipment, wiring and other installations from Tenant's Reception Desk and repair any damage to the Building resulting therefrom and, at Landlord's option, upon notice given to Tenant no later than forty-five (45) days prior to the Expiration Date or upon reasonable notice with respect to such earlier date upon which Tenant's rights under this Article 45 shall terminate, (a) Tenant shall promptly remove any portion of the Reception Desk Work designated in Landlord's notice and restore the affected portions of the Building to their condition immediately preceding the performance of such portion of the Reception Desk Work or (b) Landlord shall remove any portion of the Reception Desk Work, as elected by Landlord in Landlord's sole discretion, and make any repairs thereto necessitated by such removal and Tenant shall reimburse Landlord for the commercially reasonable and actual out-of-pocket costs and expenses incurred by Landlord in connection with such removal, which amounts shall be payable as Additional Charges hereunder within thirty (30) days after Tenant shall have been billed therefor, together with reasonable supporting documentation. Tenant's obligations pursuant to the preceding sentence shall survive the expiration of the term of this lease.

          45.06. Tenant shall be responsible throughout the term of this lease to maintain Tenant's Reception Desk and the Reception Desk Work in good order and repair to the reasonable satisfaction of Landlord. Any such repairs shall be performed by Tenant at such times and in such a manner as reasonably designated or approved by Landlord.

          45.07. Tenant shall not transfer all or any portion of the rights granted to Tenant pursuant to this Article 45, except that Tenant shall have the right to transfer its rights under this Article 45 to any permitted assignee of this lease who meets the Signage Occupancy Requirement or any (but not more than one) permitted subtenant of Tenant who meets the Signage Occupancy Requirement, in which event such assignee shall succeed to the rights of Tenant under this Article 45, or in the case of a sublease, such subtenant shall have the rights of Tenant under this Article 45 for so long as such sublease shall be in full force and effect, except that (a) such assignee or subtenant shall not be permitted to further assign or transfer its rights under this Article 45 and (b) such assignee or subtenant shall not have the right to maintain identifying signage on Tenant's Reception Desk, except as otherwise set forth in Section 45.08 hereof. Any request by Tenant for Landlord's consent to such proposed assignment or sublease (or any notice to Landlord of a transaction for which Landlord's consent is not required pursuant to Section 7.02 hereof) shall advise Landlord of Tenant's intent to so assign its rights under this Article 45.

                 45.08. (a) In the event that (i) Tenant assigns this lease or sublets the Premises to an assignee or subtenant, as the case may be, who meets the Signage Occupancy Requirement, and (ii) Landlord permits any other tenant or occupant of the Building, other than Landlord or Landlord's Affiliates, to install identifying signage in the lobby of the Building (whether on a reception/concierge desk or otherwise), then, for so long as Tenant's assignee or subtenant meets the Signage Occupancy Requirement, Landlord shall permit such assignee or subtenant to install and thereafter maintain throughout the term of this lease or the term of such sublease, as the case may be (or until such time that such assignee or subtenant ceases to meet the Signage Occupancy Requirement) identifying signage in such lobby (or lobbies) in a location or locations (on Tenant's Reception Desk or otherwise) as reasonably designated by Landlord, and subject to Landlord's approval of the design, font, size, color, materials, finish and manner of installation of such signage which approval shall not be unreasonably conditioned, withheld or delayed; provided, however, that such signage shall in any event be comparable in size and prominence to the signage permitted to be installed by such other tenant or occupant. However, no such assignee or subtenant shall have the right to maintain identifying signage in the lobby of the Building (whether on Tenant's Reception Desk or otherwise) if no other tenant or occupant of the Building (other than Landlord or Landlord's Affiliates) has been granted such signage rights, regardless of whether such assignee or subtenant meets the Signage Occupancy Requirement.

                 (b) In the event that Tenant's assignee or subtenant shall install any such signage pursuant to this Section 45.08:

                        (i) such assignee shall be responsible throughout the term of this lease, or such subtenant shall be responsible throughout the term of the sublease, as the case may be, to maintain such signage in good order and repair to the reasonable satisfaction of Landlord (any such repairs to be performed at such times and in such a manner as reasonably designated or approved by Landlord);

                        (ii) if such assignee or subtenant shall thereafter cease to meet the Signage Occupancy Requirement, such assignee's or subtenant's rights under this Section 45.08 shall terminate; and

                        (iii) upon the expiration or earlier termination of the term of this lease or the term of the sublease, as the case may be, or upon any earlier date upon which such assignee's or subtenant's rights under this Section 45.08 shall terminate as set forth in clause (ii) hereof, at Landlord's option, upon notice given to such assignee or subtenant no later than forty-five (45) days prior to the Expiration Date (or the expiration of the term of the sublease, as the case may be) or upon reasonable notice with respect to such earlier date upon which such assignee's or subtenant's rights under this Section 45.08 shall terminate,
     (A) such assignee or subtenant shall promptly remove such signage and restore the affected portions of the Building to their condition immediately preceding the installation of such signage or (B) Landlord shall remove such signage and make any repairs necessitated by such removal, and such assignee or subtenant shall reimburse Landlord for the commercially reasonable and actual out-of-pocket costs and expenses incurred by Landlord in connection with such removal, which amounts shall be payable as Additional Charges within thirty (30) days after such assignee or subtenant shall have been billed therefor, together with reasonable supporting documentation. The obligations of such assignee or subtenant pursuant to the preceding sentence shall survive the expiration of the term of this lease or the term of such sublease, as the case may be.

          45.09. The provisions of Section 18.02 hereof shall apply with respect to Tenant's Reception Desk and the operation thereof.

                                   ARTICLE 46

                                TENANT'S ANTENNA

          46.01. (a)    Landlord agrees that, subject to all applicable Legal
Requirements, and further subject to the terms, conditions and limitations as are hereinafter set forth, during the term of this lease, Tenant, at Tenant's sole cost and expense, shall have the right, as an incident to the conduct of Tenant's business in the Premises, to install in Tenant's Rooftop Area and thereafter maintain, repair, and operate (i) one or more communications apparati (E.G., without limitation, antennae, microwave dishes or satellite communications apparati), including Tenant's existing microwave dish and satellite room and the conduit and piping connecting same (herein collectively called "TENANT'S EXISTING ANTENNA") located on the portions of the forty-second
(42nd) floor rooftop of the Building approximately as indicated on EXHIBIT Y annexed hereto (herein called "TENANT'S EXISTING ROOFTOP AREA"; such communications apparati, together with related support structures, wires and cables, and including Tenant's Existing Antenna, being herein collectively called the "ANTENNA") and (ii) other Tenant's Mechanical

Equipment serving the Premises (including, by way of example, equipment serving Tenant's supplemental air-conditioning systems (the Antenna and Tenant's Mechanical Equipment is herein collectively called "TENANT'S ROOFTOP EQUIPMENT"), provided and on condition that:

                        (i) the size and dimensions of the Antenna (other than Tenant's Existing Antenna) shall not exceed six (6) feet in diameter and the size and dimensions of any reasonably required support structures shall be subject to Landlord's prior consent, such consent not to be unreasonably withheld or delayed (PROVIDED, HOWEVER, that Landlord hereby consents to the size and dimensions of Tenant's Existing Antenna and the support structures currently in place in connection therewith);

                        (ii) the installation and position of Tenant's Rooftop Equipment and reasonably required support structures shall comply with all applicable Legal Requirements;

                        (iii) the installation of any electrical or communications lines (herein called "WIRING") and related equipment in connection with the installation and operation of Tenant's Rooftop Equipment (other than Tenant's Existing Antenna), as well as the manner and location (I.E., routing) of all Wiring and related equipment in connection therewith shall (A) be at Tenant's sole cost and expense, (B) be subject to Landlord's prior consent, such consent to be given or granted as if the same were in respect of an Alteration; and (C) comply with all applicable Legal Requirements;

                        (iv) Tenant's Rooftop Equipment and the reasonably required support structures, Wiring and related equipment shall be maintained and kept in repair by Tenant, at Tenant's sole cost and expense;

                        (v)     intentionally omitted;

                        (vi) Tenant shall perform any installation of Tenant's Rooftop Equipment in a manner that will not void or compromise any of Landlord's rights under any warranty or guaranty applicable to the roof of the Building;

                        (vii) the Tenant's Rooftop Equipment does not interfere with or impair the proper and economical functioning of the Building equipment, including any of the antennas already existing on the roof; and

                        (viii) Tenant's Rooftop Equipment shall be installed in a manner that minimizes any adverse impact on the visual appearance of the Building.

                 (b) The parties agree that Tenant will have the exclusive right to utilize Tenant's Existing Rooftop Area for so long as the Antenna or any replacement thereof remains thereon and that Landlord may permit the use of any other portion of the roof to any other tenant or occupant of the Building for any use including the installation of other antennae and support equipment, subject to the rights of Tenant under this Article 46. Tenant shall cooperate reasonably with any other tenant or person (herein called a "ROOF USER") having equipment, installations, lines or machinery on the roof of the Building (herein called "ROOFTOP INSTALLATIONS") so as not to cause (or to eliminate) any interference or adverse effect caused to such Rooftop Installations or the use, repair, maintenance or removal thereof by Tenant's Rooftop Equipment, and Landlord shall cooperate reasonably and shall use reasonable efforts to cause any Roof User to cooperate reasonably with Tenant so as not to cause (or to eliminate) any interference or adverse effect caused to Tenant's Rooftop Equipment or the use, repair, maintenance or removal thereof by Landlord's or such Roof User's Rooftop Installations.

                 (c) Landlord acknowledges that Tenant may desire to use rooftop space in addition to Tenant's Existing Rooftop Area. Landlord agrees that (i) with respect to space on the forty-second (42nd) floor rooftop of the Building, upon Tenant's written request, Landlord will reserve a portion or portions of such floor of the Building, not to exceed in the aggregate Tenant's pro rata share of the unused area thereof (calculated on the basis of the proportion that the rentable area of the Premises bears to the rentable area of the Building), for Tenant's exclusive use for purposes of the operation and maintenance of Tenant's satellite room and installation, operation and maintenance of Tenant's Rooftop Equipment and (ii) with respect to actual rooftop space, upon Tenant's written request, Landlord will, subject to availability (which shall be determined in Landlord's sole discretion), reserve such space for Tenant's exclusive use for purposes of the installation, operation and maintenance of Tenant's Rooftop Equipment, provided that with respect to all Tenant's Rooftop Equipment installed in such additional space, Tenant shall satisfy each and every requirement set forth in this Article 46. Such additional space used by Tenant pursuant to this Section 46.01(c), together with Tenant's Existing Rooftop Area, shall be referred to as "TENANT'S ROOFTOP AREA".

          46.02. If Tenant shall use or reserve for its exclusive use any portion of the rooftop of the Building pursuant to Section 46.01(c) hereof, other than Tenant's Existing Rooftop Area, Tenant shall pay to Landlord as Additional Charges hereunder, in consideration for the use of such additional portion of the rooftop during the period commencing on the date upon which Landlord shall make such additional portion of the Tenant's Rooftop Area available to Tenant (each, herein called a "ROOFTOP COMMENCEMENT DATE") and ending on the earlier of (a) the Expiration Date or (b) the later of (i) the date on which Tenant shall have removed Tenant's Rooftop Equipment from such additional portion of the Tenant's Rooftop Area and (ii) the date on which Landlord receives notice that Tenant has elected to surrender such additional portion of the Tenant's Rooftop Area to Landlord (herein called the "ROOFTOP EXPIRATION DATE"), a

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monthly charge (herein called the "ROOFTOP FEE") equal to the then prevailing rate that would be charged to tenants of the Building for such additional portion of the Tenant's Rooftop Area in Landlord's reasonable judgment. The Rooftop Fee with respect to each portion of the Tenant's Rooftop Area (other than Tenant's Existing Rooftop Area) will be payable to Landlord in monthly installments on the first day of each month during the period commencing on the Rooftop Commencement Date and ending on the Rooftop Expiration Date with respect to such portion of the Tenant's Rooftop Area.

          46.03. For the purpose of installing, servicing or repairing Tenant's Rooftop Equipment, Tenant shall have reasonable access to the rooftop of the Building upon prior reasonable request to Landlord. All access by Tenant to the roof of the Building shall be subject to the supervision and control of Landlord, and Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment, and installations and equipment of other tenants of the Building (or other persons) as may be located on the roof of the Building. To the extent that Landlord provides an engineer or other Building representative to accompany Tenant's employees and/or contractors for the duration of Tenant's access to the rooftop, Landlord shall provide such engineer or Building representative without additional charge to Tenant, provided that it does not require more than a reasonable amount of time (failing which Landlord shall be entitled to assess a reasonable additional charge) and further provided that the foregoing shall not be deemed to prohibit Landlord from including the salary of such engineer or Building representative in Operating Expenses subject to and in accordance with the provisions of Article 3 hereof.

          46.04. Tenant agrees that Tenant will pay for all electrical service required for Tenant's use of Tenant's Rooftop Equipment in accordance with
Article 14 hereof off of the existing Building feeds.

          46.05. Tenant, at Tenant's sole cost and expense, agrees to promptly and faithfully obey, observe and comply with all Legal Requirements in any manner affecting or relating to Tenant's use of said roof as to the installation, repair, maintenance and operation of Tenant's Rooftop Equipment. Tenant, at Tenant's sole cost and expense, shall secure and thereafter maintain all permits and licenses required for the installation and operation of Tenant's Rooftop Equipment, including any approval, license or permit required from the Federal Communications Commission. In no event shall the maximum level of microwave emissions from the Antenna exceed an amount equal to Tenant's proportionate share of the total microwave emissions allowable for the Building as determined by the governmental authorities having jurisdiction thereof.

          46.06. Tenant's Rooftop Equipment shall be Tenant's personal property, and, upon the Expiration Date, or earlier termination of this lease, any Tenant's Rooftop Equipment shall be removed by Tenant at Tenant's sole cost and expense. All Wiring and related electrical equipment installed by Tenant in connection with the installation and operation of Tenant's Rooftop Equipment shall be Tenant's personal property. Upon the

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Expiration Date, or earlier termination of this lease, if Landlord so directs by written notice to Tenant, Tenant shall promptly remove the Wiring and electrical equipment as designated in such notice, at Tenant's sole cost and expense. Tenant, at Tenant's sole cost and expense, shall promptly repair any and all damage to the rooftop of the Building and to any other part of the Building caused by or resulting from the installation, maintenance and repair, operation or removal of Tenant's Rooftop Equipment and restore said affected areas to their condition as existed prior to the installation of Tenant's Rooftop Equipment, subject to normal wear and tear and damage by fire or other casualty not caused by Tenant.

          46.07. Tenant will, and does hereby, indemnify and save harmless the Landlord Parties from and against (but in no event will Tenant be liable for consequential damages) any and all claims, costs, expenses, fees or suits arising out of accidents, damage, injury or loss to any and all persons and property arising in connection with the erection, installation, maintenance and operation and repair of Tenant's Rooftop Equipment except to the extent caused by the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall not use or permit the use of the Tenant's Rooftop Equipment or Tenant's Rooftop Area in any manner that might violate any applicable legal or insurance requirement. Tenant represents, warrants and covenants that the installation, operation, maintenance and repair of the Tenant's Rooftop Equipment shall not adversely affect the insurance coverage for the Unit and the Building, and in the event that any such installation, operation, maintenance or repair shall result in an increase in the premiums for such coverage, then Tenant shall from time to time pay the amount of such increase, as Additional Rent, to Landlord within thirty (30) days after Landlord's demand therefor. Subject to the provisions of Section 9.07 hereof with respect to self-insurance, Tenant shall obtain and maintain such insurance coverage with respect to Tenant's Rooftop Equipment and Tenant's Rooftop Area for the benefit of Landlord and its managing agent in such amount and of such type as Landlord may reasonably require from time to time; provided that such insurance shall not be in amounts that are in excess of the amounts generally required by landlords of Comparable Buildings.

          46.08. All plans and specifications of Tenant's work and installations to be done and made by Tenant pursuant to the provisions of this Article 46 shall be subject to the prior approval of Landlord, such approval not to be unreasonably withheld or delayed.

          46.09. Tenant shall not be permitted to assign, transfer, sublet or sublicense all or any portion of the rights granted to Tenant pursuant to this
Article 46 unless Tenant assigns this lease to the party to whom such rights are assigned or transferred pursuant to Article 7 hereof or unless Tenant subleases all or substantially all of the Premises pursuant to Article 7, in which case such subtenant shall have the rights of Tenant hereunder for so long as such sublease shall be in full force and effect.

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                                   ARTICLE 47

                              BACK-UP POWER SYSTEM

          47.01. (a) Tenant shall have the right to install and thereafter at any time during the term of this lease to maintain, operate and replace (it being understood and agreed that the provisions of this Article 47 with respect to the initial installation shall apply to any such replacement): (i) one or more battery-powered uninterruptible power systems (each herein called a "UPS BATTERY SYSTEM") in a portion or portions of the Premises to be designated by Tenant (each such portion herein called a "UPS AREA") and (ii) two (2) diesel generators and two (2) chiller units, one which is an 80 ton unit and one which is a 40 ton unit (herein collectively called the "DIESEL GENERATOR") in the portions of the Building designated on EXHIBIT Z annexed hereto (herein called the "GENERATOR AREA", the UPS Battery System and the Diesel Generator are sometimes herein collectively called the "BACK-UP POWER SYSTEM"; the UPS Area and the Generator Area are sometimes herein collectively called the "BACK-UP POWER SYSTEM AREA"); provided that in connection with such installation of the Back-Up Power System Tenant hereby covenants and agrees that:

                        (i) such installation shall be performed in accordance with all applicable Legal Requirements and with all of the applicable provisions of this lease;

                        (ii) Tenant shall promptly repair any damage caused to the Back-Up Power System Area by reason of such installation, including any repairs, restoration, maintenance, renewal or replacement thereof necessitated by or in any way caused by or relating to such installations except to the extent such damage has resulted from the negligence or willful misconduct of Landlord, its agents, contractors or employees;

                        (iii) Tenant will, and does hereby, indemnify and save harmless Landlord from and against: (A) any and all claims, reasonable counsel fees, demands, damages, expenses or losses by reason of any liens, orders, claims or charges resulting from any work done, or materials or supplies furnished, in connection with the fabrication, erection, installation, maintenance and operation of the Back-Up Power System installed by Tenant pursuant to the provisions of this Article; and (B) any and all claims, costs, demands, expenses, fees or suits arising out of accidents, damage, injury or loss to any and all persons and property, or either, whomsoever, or whatsoever resulting from or arising in connection with the erection, installation, maintenance, operation and repair of the Back-Up Power System installed by Tenant pursuant to the provisions of this Article, except in the case of both (A) and (B) above to the extent occasioned by the negligence or willful misconduct of Landlord, its agents, contractors or employees. Tenant shall obtain and maintain such insurance coverage with respect to the Back-Up Power System for the benefit of Landlord and its managing agent in such amount and of such type as Landlord may reasonably require from time to time; provided that such insurance shall not be in amounts that are in excess of the amounts generally required by landlords of Comparable Buildings; and

                        (iv) Tenant shall pay as and when due, and shall be solely responsible for, any and all taxes, fees, license charges or other amounts imposed upon Tenant, Landlord or the Building in connection with the Back-Up Power System.

                 (b) Landlord and Tenant acknowledge that Tenant has heretofore installed in the Generator Area and is the owner of two (2) 600 KW diesel generator that, unless replaced by Tenant pursuant to the provisions of this
Section 47.01(b), shall constitute the Diesel Generator.

                 (c) If, due to Legal Requirements, Tenant shall not be permitted to maintain the Diesel Generator in the Generator Area initially demised hereunder (herein called the "INITIAL GENERATOR AREA") for any reason whatsoever, Tenant shall have the right, on reasonable prior notice to Landlord, to substitute alternate space in the Building for the Initial Generator Area (herein called the "SUBSTITUTE GENERATOR AREA"), which Substitute Generator Area proposed by Tenant shall be subject to the reasonable approval of Landlord, and provided that (i) notwithstanding the foregoing, Tenant shall maintain the Diesel Generator in the Initial Generator Area until the Substitute Generator Area shall be located outside the Premises unless no other space shall be available in the Building for the installation of the Diesel Generator or it shall be impractical to locate same outside the Premises, (ii) the Substitute Generator Area shall be of an adequate size and configuration to permit operation of the Back-Up Power System in the same manner in which the same was operated prior to such substitution, (iii) Landlord shall, at Tenant's sole cost and expense, either relocate the Diesel Generator and all related equipment to the Substitute Generator Area or furnish and install in the Substitute Generator Area a Diesel Generator and all related equipment required to operate the Back-Up Power System at least equal in kind, quality and condition to those contained in the Initial Generator Area at the time such notice of requested substitution is given by Tenant, and Landlord, at Tenant's sole cost and expense, shall perform all connections and other work required to operate the Back-Up Power System in the same manner in which the same was operated immediately prior to such relocation or if the same shall not be in compliance with applicable Legal Requirements, to the fullest extent possible after effecting compliance with applicable Legal Requirements, it being understood and agreed that notwithstanding anything to the contrary contained herein, Tenant shall be permitted to maintain and operate the Diesel Generator in the Initial Generator Area until Tenant can operate the Back-Up Power System from the Substitute Generator Area in the same manner in which the same was operated immediately prior to such relocation or if the same shall not be in compliance

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with applicable Legal Requirements, to the fullest extent possible after effecting compliance with applicable Legal Requirements, (iv) Landlord shall, at Tenant's sole cost and expense, procure all permits and approvals required in connection with such relocation and any modifications to the Certificate of Occupancy for the Building to permit the Substitute Generator Area to be used for the installation and operation of the Diesel Generator (and Tenant shall cooperate with Landlord in connection with obtaining any such permit, approval or modification (including assisting and/or joining Landlord in any application or similar instrument), and Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with Landlord's actions related to this Section 47.01(c) other than any such claims arising from Landlord's negligence or willful misconduct, (v) such relocation and other work shall be performed in a manner that any interruption of the power supplied by the Back-Up Power System to Tenant's equipment shall be minimized to the extent commercially practicable, and (vi) Tenant shall promptly reimburse Landlord for any actual and reasonable out-of-pocket costs incurred by Landlord in connection with such relocation. Notwithstanding anything to the contrary contained in this lease, Tenant shall not be obligated to pay Fixed Rent with respect to the Substitute Generator Area if the same shall be located within the Premises. From and after the date that Tenant shall actually vacate and surrender the Initial Generator Area to Landlord, this lease shall no longer apply to the Initial Generator Area and shall apply to the Substitute Generator Area as if the Substitute Generator Area had been originally demised under this lease. Except as hereinabove expressly set forth, Landlord shall not have the right, subject to any applicable Legal Requirements, to require Tenant to relocate the Diesel Generator from the Initial Generator Area.

          47.02. Tenant, its contractors, agents or employees shall have access to that portion or portions of the Back-Up Power System Area located outside of the Premises in order to install, maintain, test, use, operate and replace the Back-Up Power System, upon reasonable advance notice to Landlord and upon the following terms and conditions:

                 (a) Any damage to the Building or to the personal property of Landlord or other tenants of the Building arising as a result of such access shall be repaired and restored, at Tenant's sole cost, to the condition existing prior to such access except to the extent such damage is the result of the negligence or willful misconduct of Landlord, its agents, contractors or employees; and

                 (b) Tenant shall indemnify and hold Landlord harmless from and against any liability, damage or loss arising from such access except to the extent such damage is the result of the negligence or willful misconduct of Landlord, its agents, contractors or employees.

          47.03. Landlord and Tenant acknowledge that Tenant does not have its own source of fuel to operate the Diesel Generator. Accordingly, for so long as Tenant

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uses either the Initial Generator Area or the Substitute Generator Area for the
Diesel Generator, Landlord, at Tenant's cost equal to Landlord's actual cost therefor, shall provide to Tenant fuel for the operation of the Diesel Generator (herein called the "GENERATOR FUEL"), from the existing fuel storage tanks (herein called the "STORAGE TANKS") and the existing fuel pumping system (herein called the "PUMPING SYSTEM"); PROVIDED, HOWEVER that Landlord shall not be obligated to provide Generator Fuel to Tenant in excess of the amount required to operate two (2) 600KW diesel generators and provided further that Landlord shall have no liability to Tenant hereunder if Landlord shall be unable to provide the Generator Fuel to Tenant under any applicable Legal Requirements or due to Landlord's inability, after reasonable efforts, to secure any permit required for Landlord to supply the Generator Fuel to Tenant, or if the supply of the Generator Fuel is interrupted due to emergency, mechanical breakdowns or interruptions in the supply of fuel to the Building. Landlord shall maintain the Storage Tanks and the Pumping System in compliance with Legal Requirements and in working order throughout the term of this lease, and shall make all necessary repairs or replacements thereof as may be necessary in connection therewith. Landlord, at reasonable times on reasonable prior notice, shall permit Tenant to inspect and test the Storage Tanks and the Pumping System. Tenant shall reimburse Landlord for the actual cost of providing the Generator Fuel and any actual additional out-of-pocket costs incurred by Landlord in connection with providing the Generator Fuel to Tenant, including any actual costs incurred by Landlord to obtain any permits required in connection therewith and any taxes or surcharges imposed on Landlord in connection with the resale of fuel to Tenant, which costs shall be payable as Additional Charges hereunder within thirty (30) days after demand accompanied by reasonable documentation of such costs.

          47.04. Tenant shall have the right to tie into the Building's BMS system for purposes of monitoring the Back-Up Power System and any Tenant's supplemental heating, ventilating or air-conditioning system, which tie-in will be performed by Landlord's contractor at Tenant's cost and expense, which cost and expense shall not exceed the amount that would otherwise be charged to Landlord by its contractor for such work if such work was being performed for Landlord's own account.

          47.05. Tenant shall have the right, at its sole cost and expense, to replace the two (2) chiller units which comprise the Back-Up Power System with a larger unit or units subject to and in accordance with the applicable provisions of Article 11 and Exhibit E hereof.

                                   ARTICLE 48

                        RIGHT OF FIRST OFFER TO PURCHASE

          48.01. (a) If during the term of this lease (i) Landlord desires to sell Landlord's interest in the Unit, Unit One and/or the Real Property, or any portion thereof (for purposes of this Article each is herein collectively called the "OFFERED PROPERTY") or

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(ii) Landlord receives an unsolicited offer from any person to buy or sell to any person any Offered Property which Landlord desires to accept (herein called an "UNSOLICITED OFFER") at any time after the date of this lease and ending on the date of the closing of the sale of the Offered Property pursuant hereto (herein called the "OFFERING PERIOD"), Landlord shall give Tenant a notice (herein called the "OFFERING NOTICE") offering to sell the Offered Property to Tenant at the purchase price and on the terms and conditions contained in the contract of sale delivered with the Offering Notice (other than with respect to an Unsolicited Offer) and with respect to an Unsolicited Offer, offering to sell the Offered Property to Tenant at the purchase price and on the terms and conditions contained in the Unsolicited Offer, a copy of which shall be delivered with the Offering Notice, together with a contract of sale incorporating the purchase price and the terms and conditions contained in such Unsolicited Offer (each contract of sale described in this sentence being herein called the "OFFER CONTRACT"). Within thirty (30) days after the Offering Notice is given to Tenant together with all documentation that Landlord is required to deliver to Tenant simultaneously with the Offering Notice described in the immediately preceding sentence (herein called the "OPTION PERIOD"), Tenant shall elect, by notice to Landlord, to either (i) purchase the Offered Property on the terms contained in the Offer Contract as then completed or (ii) refuse to purchase the Offered Property as herein provided. Time shall be of the essence with respect to Tenant's election and any failure to notify Landlord of its election shall be deemed to be an election to refuse to purchase the Offered Property under this Article. If Tenant elects to purchase the Offered Property, Tenant shall simultaneously with the delivery to Landlord of Tenant's notice to Landlord electing to purchase the Offered Property execute and deliver to Landlord at least four (4) counterparts of the Offer Contract and shall deliver to Landlord any deposits required by such Offer Contract upon the execution thereof and Landlord shall execute same and return at least two (2) fully executed counterparts of same to Tenant within five (5) Business Days after Tenant's delivery of such Offer Contracts to Landlord. Time shall be of the essence with respect to Tenant's execution and delivery to Landlord of the Offer Contract and if applicable, the delivery of any deposit required by the Offer Contract upon the execution thereof and any failure to execute and deliver the Offer Contract and deliver such deposit, if applicable, within the time period provided in the immediately preceding sentence, shall be deemed to be an election by Tenant to refuse to purchase the Offered Property under this Article.

                 (b) The Offer Contract delivered simultaneously with the Offering Notice shall be completed so as to specify the following information (the Offer Contract together with such information shall constitute the "TERMS"):

                        (i) the proposed closing date, which shall be no earlier than sixty (60) days after the date that Tenant exercises its right to purchase the Offered Property (notwithstanding anything to the contrary contained in the Unsolicited Offer);

                        (ii) the purchase price for the Offered Property (herein called the "OFFER PRICE"), which shall be payable either solely in lawful money of the United States or, if not payable in its entirety in cash, then any other consideration must be of a type readily obtainable by Tenant (notwithstanding anything to the contrary contained in the Unsolicited Offer);

                        (iii) whether seller or buyer is to be obligated to pay New York State and/or New York City transfer and deed taxes or gains taxes, or any other taxes applicable to such sale;

                        (iv) any fees or expenses payable by buyer (other than customary adjustments);

                        (v) any facts which would make the representations and warranties set forth therein untrue in any material respect; and

                        (vi) the schedules and exhibits to the Offer Contract shall be completed.

                 (c) Simultaneously with delivery of the Offering Notice and Offer Contract to Tenant, Landlord shall deliver to Tenant true and complete copies of all (i) leases, and any amendments or modifications thereto, with other tenants of the Offered Property, (ii) any service agreements or contracts subject to which the Offered Property is to be sold, (iii) any then uncured notices of violation of Legal Requirements with respect to the Offered Property,
(iv) any engineering, insurance or other reports regarding the physical condition of the Offered Property received by Landlord during the prior three
(3) calendar years, (v) income and expense statements with respect to the Offered Property, which shall be in sufficient detail to evaluate the accuracy thereof, for the prior three (3) fiscal or calendar years and for each fiscal or calendar quarter since the end of the previous fiscal or calendar year, and (vi) the underlying materials and documents relating to the information set forth on the schedules and exhibits to the Offer Contract.

                 (d)    During the Option Period:

                        (i) Tenant and Tenant's agents, representatives and professional advisers shall have the right, at Tenant's sole cost and expense, to examine Landlord's books and records regarding the Offered Property at reasonable hours in Landlord's office, or at such other office within the Borough of Manhattan as Landlord may designate, for the purpose of analyzing and evaluating the Offered Property. Tenant, its agents, representatives and professional advisers shall be entitled to photocopy from such books and records such information as Tenant reasonably requires for such purpose, provided that the confidentiality of same shall be respected (except that Tenant may disclose the contents of such books and records (A) to such of its executive officers, employees and professional advisers as are reasonably required in connection

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     with the analysis of the Offered Property, (B) in connection with any arbitration or suit regarding same, and (C) as may be required by law).

                        (ii) Landlord shall promptly deliver to Tenant as soon as practicable copies of any quarterly or annual income or profit and loss statements which update the financial information delivered to Tenant pursuant to Section 48.01(c) hereof.

                        (iii) Tenant, its agents and designees, shall have the right, but only upon two (2) Business Days' prior notice to Landlord and subject to the terms of leases with other tenants concerning notice and accompaniment with respect to access to space demised to other tenants, to enter any portions of the Offered Property for purposes of examination and inspection; provided, however, Landlord may require that Tenant or its representative, agent or employee, in exercising its rights under this Article be accompanied by a representative, agent or employee of Landlord while examining or inspecting the Offered Property, and if Landlord so requires, Landlord agrees to provide such representative, agent or employee during Business Hours.

                        (iv) Landlord shall promptly deliver to Tenant true and complete copies of (A) any leases executed by Landlord and assignments or subleases consented to by Landlord during the Option Period with respect to the Offered Property, (B) any notices of default given or received by Landlord under any of the Offered Property's space leases during the Option Period, and (C) any notice of violations of any Legal Requirements pertaining to the Offered Property received by Landlord.

                        (v) Landlord shall not enter into any agreements or service contracts with respect to the Offered Property which would be binding on Tenant in the event Tenant exercises its option pursuant to this
     Article 48 except for agreements or contracts (A) to which Tenant has consented, which consent shall not be unreasonably withheld or delayed, or
     (B) which are at customary and reasonable market rates and which are for a period of not more than one (1) year, or (C) which are cancellable by Landlord or its successors and assigns on thirty (30) days' notice.

                        (vi) Landlord shall not execute any new space leases with respect to the Offered Property without obtaining Tenant's consent thereto, which shall not be unreasonably withheld or delayed, except that Landlord may execute leases with persons who are not Affiliates provided that Landlord first delivers to Tenant an original letter addressed to Tenant from a reputable broker having ten (10) years of office leasing experience in New York County stating that the terms of such proposed lease(s) are consistent with generally accepted market terms as are then existing within such leasing market.

                        (vii) Landlord shall not commence any alterations, changes, improvements or additions to the Offered Property or any portion thereof which shall individually or in the aggregate materially affect the Offered Property, including, without limitation, Building systems, the facade, roof, interior lobbies, hallways, common areas and windows; provided, however, Landlord shall be permitted during the Option Period to commence any alterations, changes, improvements or additions (A) required to be performed by Landlord for tenants as tenant improvement work pursuant to their space leases, (B) in order to comply with Legal Requirements, or
     (C) in order to preserve the Building or portions thereof in good operating condition and repair.

          48.02. (a) If Tenant shall refuse (or shall be deemed to have refused) to purchase the Offered Property pursuant to this Article 48, then Landlord may undertake to complete the transfer of the Offered Property to a third party purchaser. Such transfer shall not be undertaken at a price which is not "substantially the same" as the Offer Price. For purposes hereof, "SUBSTANTIALLY THE SAME" shall mean that the purchase price to be paid by the prospective buyer shall be no less than ninety-five (95%) percent of the Offer Price taking into account all relevant economic and contractual factors. If Landlord does not then consummate the proposed transfer to the third party purchaser in accordance with the foregoing within three hundred sixty-five (365) days after the date of Tenant's refusal to purchase, and if Landlord desires to sell the Offered Property after such period or if Landlord accepts an Unsolicited Offer after such period, Landlord must again offer the Offered Property to Tenant pursuant to Section 48.01(a) hereof. In addition, if Tenant shall refuse to purchase the Offered Property pursuant to this Article 48 and thereafter within such three hundred sixty-five (365) day period Landlord desires to consummate a transaction in which the purchase price is not substantially the same as the Offer Price, Landlord shall, prior to consummation of such transaction, deliver to Tenant a notice specifying the terms of such transaction, which notice shall be accompanied by the form of contract of sale Landlord intends to execute containing such changed terms. Within fifteen (15) days after such notice is given, Tenant shall elect, by notice to Landlord, to either (i) purchase the Offered Property on the terms outlined in such notice and set forth in such contract of sale, or (ii) refuse to purchase the Offered Property. Time shall be of the essence with respect to Tenant's election and any failure to notify Landlord of its election shall be deemed to be an election to refuse to purchase the Offered Property. If Tenant elects to purchase the Offered Property, it shall execute and exchange with Landlord such form of contract of sale within five (5) Business Days of Tenant's election to purchase and shall deliver to Landlord any deposit required by such contract of sale concurrently with such execution and exchange; provided, however, that the closing of title thereunder shall be the later of the closing date set forth therein (which shall not be more than one (1) year from the date of the contract of sale) or ninety (90) days after the execution and exchange of such contract of sale. Time shall be of the essence with respect to Tenant's execution and delivery to Landlord of such contract of sale and if applicable, the delivery of any deposit required by such contract of sale upon the execution thereof and any failure to execute and deliver such contract of sale and deliver such deposit, if applicable, within the time period provided in the immediately preceding sentence, shall be deemed to be an election by Tenant to refuse to purchase the Offered Property under this Article.

                 (b) If Tenant has refused to purchase the Offered Property, Landlord shall, not less than fifteen (15) days prior to a closing with a third party purchaser, deliver a notice to Tenant together with a fully executed copy of the contract of sale (and all amendments and exhibits thereto) with such third party purchaser. Landlord shall not amend or modify any such contract without again complying with the preceding sentence and the provisions of
Section 48.02(a) hereof, if applicable. Tenant shall, in writing and within ten
(10) days after the delivery of such notice by Landlord, confirm or dispute that a specified purchase price is substantially the same as the Offer Price. Time shall be of the essence with respect to such notice from Tenant to Landlord and any failure to notify Landlord within such ten (10) day period shall be deemed for all purposes and as against all parties as Tenant's agreement that the purchase price is substantially the same as the Offer Price. No sale to a third party shall be valid and binding on Tenant unless Landlord shall comply with the provisions of this Section 48.02 (b).

          48.03. Tenant's rights with respect to the Offered Property are subject to the following conditions:

                 (a) at the time of the exercise of Tenant's election, the Named Tenant, Citibank, N.A. or any Corporate Successor to the Named Tenant or Citibank, N.A. is the then Tenant under this lease and is then in occupancy of at least the Minimum Premises (together with its Affiliates and Service and Business Relationship Entities) and is not in monetary default under the terms and conditions of this lease beyond the expiration of any applicable notice and grace period (herein called "MONETARY EVENT OF DEFAULT") and, prior to closing title, Tenant shall cure any Monetary Event of Default and all rent and additional rent payments shall be current as of the date of closing;

                 (b) the rights granted to Tenant under this Article 48 may not be transferred except to a Corporate Successor to the Named Tenant or Citibank, N.A. or a Corporate Successor to Citibank, N.A. to which this lease is assigned. Any such transfer shall not be effective until Landlord is delivered a copy of the assignment and assumption of this lease (and notice of the transfer if not contained therein) as required by Article 7 hereof;

                 (c) that the rights provided for under this Article shall not apply to the transfer of the Offered Property at a foreclosure sale or by transfer or assignment in lieu of foreclosure (but shall survive such foreclosure or transfer or assignment);

                 (d) notwithstanding anything to the contrary in this Article 48, any transfer of the Offered Property pursuant to this Article shall be subject to this lease, any subleases and any defects created, arising or resulting from any acts of Tenant or any assignee or subtenant of Tenant, and Landlord shall make no representations, warranties or covenants concerning same to Tenant or its assignee or subtenant;

                 (e) the rights granted under this Article 48 shall not apply:

                        (i) to any assignment as collateral security in connection with any financing secured by the Offered Property;

                        (ii) to the transfer of the Offered Property or the portion thereof which is to be sold by the owner thereof to an "exchange accommodation title holder" or a "qualified intermediary" in connection with a tax deferred exchange of the Offered Property or such portion thereof under Section 1031 of the Internal Revenue Code, and the transfer of the Offered Property or such portion thereof by such "exchange accommodation title holder" or "qualified intermediary" to the ultimate purchaser thereof (i.e., such tax deferred exchange and the steps thereof shall be deemed to constitute a single sale, transfer and conveyance of the Offered Property or such portion thereof for the purposes of this Article
     48);

                        (iii) to any transfer to an affiliate of Landlord or, if a transfer of an interest in Landlord, to an affiliate of the transferor; and

                        (iv) to any transfer which would result in Landlord or its affiliates retaining not less than a 51% interest in the Offered Property after giving effect to such transfer; and

                 (f) Tenant shall keep confidential all information it receives with respect to the Offered Property or contained in any Offering Notice or any contract of sale submitted hereunder (except that Tenant may disclose such information (i) to such of its executive officers, employees and professional advisers as are reasonably required in connection with the analysis of the Offered Property, (ii) in connection with any arbitration or suit regarding same, and (iii) as may be required by law).

          48.04. Tenant agrees, at any time and from time to time after the rights to Tenant under this Article 48 are no longer in effect as to any particular Offering Period or any applicable transaction, as requested by Landlord with not less than ten (10) Business Days' prior notice, to execute and deliver to Landlord a statement certifying that the rights granted to Tenant under this Article 48 are no longer in effect, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by Landlord and others with whom Landlord may be dealing, regardless of independent investigation; PROVIDED, HOWEVER, the reliance referred to herein shall be limited to Tenant being estopped from contradicting any of the statements made in such certificate.

                                   ARTICLE 49

                             NEW YORK CITY BENEFITS

          49.01. Landlord agrees to reasonably cooperate with Tenant in connection with Tenant's application for benefits from the New York City Industrial Development Agency (herein called the "IDA"), the City of New York (herein called "NYC"), Empire State Development Corporation (herein called "ESDC"), and/or the New York City Economic Development Corporation (herein called "EDC"), including the execution of any necessary or appropriate modification to this lease, provided such modification has been approved in writing by each holder of each Superior Mortgage, if and to the extent any such approval shall be required and shall not adversely affect any of the rights or benefits of Landlord or increase the obligations or liabilities of Landlord under this lease (except to a DE MINIMIS extent, Landlord hereby agreeing that the obligation to provide notices to the IDA, NYC, ESDC and EDC shall in and of itself constitute a DE MINIMIS obligation) and the consenting to any subleases of the Premises from Tenant to the IDA and from the IDA to Tenant which are reasonably satisfactory to Landlord, Landlord hereby agreeing to consent to a sublease by Tenant to the IDA and a sub-sublease by the IDA to Tenant in order for Tenant to obtain sales tax and other benefits from the IDA and such transaction shall not be subject to the provisions of Article 7 hereof. Tenant hereby acknowledges that such cooperation of Landlord is at the request of Tenant, and in order to induce Landlord to so cooperate Tenant agrees that (a) to the extent that Landlord shall incur any reasonable out-of-pocket expense in so cooperating or in rendering such assistance (including, without limitation, reasonable legal and other professional fees and all reasonable costs incurred in obtaining State and City tax rulings regarding the IDA, NYC, ESDC and EDC benefits transaction), Tenant shall reimburse Landlord for such expense as Additional Charges hereunder, (b) Tenant agrees to indemnify and hold harmless Landlord with respect to any liability incurred by Landlord by reason of such cooperation unless caused by the wrongful acts or omissions of Landlord or its agents, employees, representatives or contractors, and (c) Tenant agrees to indemnify and hold harmless Landlord for any costs suffered or incurred by Landlord which are in excess of the costs which would have been suffered or incurred in the absence of Tenant obtaining the IDA, NYC, ESDC and EDC benefits, including, without limitation, any increase in commercial rent or occupancy tax, real property tax, transfer tax, transfer gains tax, Federal, State or local income or franchise taxes or any other tax obligation incurred by Landlord.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written.

                                BP 399 PARK AVENUE LLC, Landlord

                                By: Boston Properties Limited
                                    Partnership, its manager

                                By: Boston Properties, Inc., its general
                                    partner

                                By:
                                    ----------------------------
                                    Name:
                                    Title:

                                CITIGROUP INC., Tenant
                                By:
                                    ----------------------------
                                    Name:
                                    Title:

                                Tenant's Federal Identification Number:
                                52-1568099

BP 399 PARK AVENUE LLC IS SIGNING IN THE PLACE PROVIDED BELOW FOR THE SOLE PURPOSE OF AGREEING TO BE BOUND BY THE TERMS AND CONDITIONS OF ARTICLE 41 OF THIS LEASE AND CREATING A CONTRACTUAL AGREEMENT BETWEEN THE UNIT ONE OWNER AND TENANT ON THE TERMS AND CONDITIONS OF SAID ARTICLE 41

BP 399 Park Avenue LLC, Unit One Owner

By:   Boston Properties Limited Partnership, its manager

By:   Boston Properties, Inc., its general partner

By:
      -----------------------------
      Name:
      Title:

                                    EXHIBIT A

                               Description of Land

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 53rd Street with the easterly side of Park Avenue;

RUNNING THENCE easterly along the northerly side of 53rd Street, 405 feet to the corner formed by the intersection of the northerly side of 53rd Street with the westerly side of Lexington Avenue;

THENCE northerly along the westerly side of Lexington Avenue, 200 feet 10 inches to the corner formed by the intersection of the westerly side of Lexington Avenue with the southerly side of 54th Street;

THENCE westerly along the southerly side of 54th Street, 405 feet to the corner formed by the intersection of the southerly side of 54th Street with the easterly side of Park Avenue;

THENCE southerly along the easterly side of Park Avenue, 200 feet 10 inches to the corner formed by the intersection of the easterly side of Park Avenue with the northerly side of 53rd Street at the point or place of BEGINNING.

                                    EXHIBIT B

                         Floor Plans of Office Premises

                                 [See attached]

                                   EXHIBIT B-1

                          Floor Plan of Lobby Premises

                                 [See attached]

                                      B-1-1

                                   EXHIBIT B-2

                         Floor Plan of Basement Premises

                                 [See attached]

                                      B-2-1

                                    EXHIBIT C

                         Tenant Pre-Approved Alterations

                                 [See attached]

                                    EXHIBIT D

                         Building Rules and Regulations

NOTE - IN THE EVENT OF ANY CONFLICT BETWEEN THESE BUILDING RULES AND REGULATIONS AND THE PROVISIONS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.

1. The sidewalks, areas, entrances, vestibules, passages, corridors, halls, elevators and stairways shall not be encumbered nor obstructed by any tenants or any of their agents, clerks, servants, subtenants or visitors, or be used by them for any other purpose than for ingress and egress to and from their respective premises. Landlord and the Board of Managers (the "BOARD") reserve the right in its or their reasonable judgment to restrict and regulate the use of the aforementioned public areas of the Unit and the Building by tenants, their employees, guests and customers and by persons making deliveries to tenants, including but not limited to the right to allocate certain elevators for delivery service, and the right to designate which building entrances shall be used by persons making deliveries in the Building.

2. The doors, skylights and windows that reflect or admit light into passageways or into any place in the Building shall not be covered or obstructed by any tenant.

3. The water-closets, wash-closets, urinals and other water apparatus shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, ashes, chemicals, refuse from electric batteries, or other substances shall be thrown therein. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of its premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall first be affixed to the floor by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

4.        [Intentionally Omitted].

5. Except as set forth to the contrary in the lease, no sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any of the windows or doors or on any other part of the outside or the inside of the Building, without the prior consent in writing of Landlord or its agents. This Rule shall not apply to any part of this Premises (except the exterior windows). [Directories will be at the expense of tenants and the number of listings thereon shall be at the discretion of Landlord.].

6.        [Intentionally Omitted].

7. No freight, furniture, or bulky matter of any description will be received into the Building, or carried up or down, except during hours and in the manner designated by Landlord or the Board, which may involve overtime work for Landlord's or the Board's agents, employees or contractors. Tenants receiving such deliveries shall reimburse Landlord and/or the Board for extra costs incurred by them including, but not limited to, the cost of such overtime work. The moving of safes shall occur at such times as Landlord or the Board shall designate upon previous notice to the managing agent of the Building and the persons employed to move the safes in and out of the Building must be reasonably acceptable to Landlord and/or the Board.

8. Tenants shall not install any locks or bolts on any doors nor make any changes in existing locks without providing Landlord with a copy thereof except for secure areas.

9. No portions of any tenant's premises shall be used for manufacturing or for lodging.

10. Nothing shall be swept or thrown by tenants or by their agents, clerks, servants or visitors, into the corridors, halls, stairways, elevators, or light shafts, or upon the skylights of the Building, or into or upon any heating or ventilating registers, or plumbing apparatus in the Building, or upon adjoining buildings or upon the street. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord and the Board.

11. No animals or birds shall be kept in or about the Building, except seeing eye dogs.

12. Tenants shall not bring into the Building or keep in the Building any gasoline, kerosene, camphene, burning fluid, or other inflammable, combustible or explosive fluid, chemical or substance other than in customary amounts permitted by applicable Legal Requirements as are generally used by tenants in Comparable Buildings for the normal operation and maintenance of Tenant's office equipment and machinery and cleaning for Premises.

13. No tenant shall cause or permit any odors of cooking or other processes or any objectionable odors to emanate from its premises or from the Unit or the Building. No food or beverage shall be carried in the public halls and elevators of the Building except in closed containers.

14. Canvassing, peddling and soliciting are prohibited in the Building and each tenant shall cooperate to prevent the same.

15.       [Intentionally Omitted].

16. Landlord and the Board reserve the right to exclude from the Building all persons who do not present a pass to the Building signed by Landlord or the Board or a pass issued by Tenant. Landlord or the Board or its or their agent(s) will furnish passes to persons for whom any tenant requests same in writing or by telephone. Each tenant shall be responsible for all persons for whom it requests such pass and shall be liable to Landlord and the Board for all acts of such persons. Landlord or the Board may require all such persons to sign a register on entering and leaving the Building.

17. Neither Landlord nor the Board shall be responsible to any tenant for the non observance or violation of these rules and regulations by any Unit Owner or any other tenant or occupant of the Unit or the Building.

18. Landlord and the Board reserve the right to rescind any of these rules and regulations and to make such other and further rules and regulations, as in the judgment of Landlord and/or the Board may from time to time be reasonable for the safety, care, cleanliness and good order of the Unit, the Building and the Condominium.

19. Landlord and/or the Board may from time to time adopt additional systems and procedures to improve the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, furnishings or contents thereof, and tenants shall comply with Landlord's and/or the Board's reasonable requirements relative thereto provided such additional systems and procedures are comparable to such systems and procedures adopted by landlords of Comparable Buildings.

20.       [Intentionally Omitted].

                                    EXHIBIT E

                               Building Standards

                                 [See attached]

                       BUILDING STANDARDS FOR ALTERATIONS
                                       FOR
                                 399 PARK AVENUE
                               NEW YORK, NEW YORK

                                TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----
1.00     GENERAL REQUIREMENTS...............................................2

2.00     GENERAL CONDITIONS.................................................5

3.00     DRYWALL & CONSTRUCTION.............................................8

4.00     ACOUSTICAL CEILINGS...............................................10

5.00     DESCRIPTION OF BASE BUILDING SYSTEMS..............................12

6.00     BASE BUILDING DESIGN REQUIREMENTS.................................17

EXHIBIT  "A" SAMPLE ALTERATION REQUEST LETTER..............................27

                                  SECTION 1.00

                              GENERAL REQUIREMENTS

SUB-SECTION                                                           PAGE
                                                                      ----
1.1       ALTERATION APPROVAL REQUEST LETTER............................3

1.2       CONTENT OF DRAWINGS...........................................3

1.3       BUILDING DEPARTMENT APPROVALS; OTHER PERMITS..................3

1.4       OCCUPANT'S COST...............................................3

1.5       COMMON ELEMENTS...............................................3

1.6       FIRE SAFETY SYSTEM; CHILLED WATER SYSTEM......................3

1.7       BUILDING FREIGHT ELEVATORS....................................4

1.8       CONTRACTOR'S DRAWINGS.........................................4

1.9       AMENDMENT TO STANDARDS........................................4

          1.1    ALTERATION APPROVAL REQUEST LETTER

Whenever a tenant or occupant of space at 399 Park Avenue (an "OCCUPANT") seeks approval by its landlord or the Board of Managers of any alteration proposed to be made by it, the Occupant shall submit an "alteration approval request letter" substantially in the form of "EXHIBIT A" to the Senior Property Manager, as agent for the landlord and the Board of Managers.

          1.2    CONTENT OF DRAWINGS

Each alteration approval request letter shall be accompanied by one (1) paper sepia set and three (3) paper sets, in each case properly signed and sealed (R.A./P.E.), of 1/8" or 1/4" scaled working drawings (including, but not limited to, architectural, mechanical, electrical and structural) stamped by a registered architect or professional engineer. The drawing shall reflect all known existing conditions and show all proposed work. All demolition or construction affecting the base building systems must be identified.

Persons preparing drawing are advised to review the remainder of this document; various provisions hereof set forth specific items which are to be included in the drawings.

          1.3    BUILDING DEPARTMENT APPROVALS; OTHER PERMITS

The Occupant shall submit to the Building Manager two complete sets of all required building department applications (including an asbestos evaluation form ACP-5, except to the extent that Landlord is required to furnish same to the Occupant pursuant to the Occupant's lease). One "owner-signed" set of the applications will be returned to the Occupant for permit filing. The Occupant or the contractor, as the case may be, is responsible for obtaining all governmental permits, approvals and consents (including, but not limited to, special permits for after-hours work, if required) unless and to the extent specifically provided to the contrary in an Occupant's lease.

          1.4    OCCUPANT'S COST

All materials and work, including all materials, work and services provided by or on behalf of the landlord or the Property Manager, shall be at the Occupant's cost and expense, unless and to the extent specifically provided to the contrary in an Occupant's lease.

          1.5    COMMON ELEMENTS

All alterations to the Common Elements (as defined in the Declaration) and all contractors and subcontractors performing the same must have the prior approval of the Senior Property Manager, as agent for the Board of Managers, unless and to the extent specifically provided to the contrary in an Occupant's lease.

          1.6    FIRE SAFETY SYSTEM: CHILLED WATER SYSTEMS

All connections to and disconnection's from the Building's fire safety system and the Building's chilled water system shall be performed only by contractors designated by the Senior Property Manager, as agent for the Board of Managers, unless and to the extent specifically provided to the contrary in an Occupant's lease. Prior to making any such connections, the designated contractor shall inspect and test the system in question.

          1.7    BUILDING FREIGHT ELEVATORS

Freight elevators are as follows:

CAR NO.       RISE & BANK        CAPACITY        CAR SIZE
-------       -----------        --------        --------
27            "C" TO 40 (*)      5,000 LBS.      7'10" W x 6'6" L x 8'2" H

28            "C" TO 40 (*)      4,000 LBS.      7'0" W x 5'6" L x 8'2" H

29            "C" TO 7           4,000 LBS       6'7" W x 5'9" L x 7'9" H

30            "C" TO 7 (*)       4,000 LBS       6'6" W x 5'9" L x 8'2" H

(*) Does not serve mezzanine floor.

          1.8    CONTRACTORS' DRAWINGS

Upon completion of the work, the Occupant shall provide the Senior Property Manager with one set of "as-built" drawings in reproducible form and otherwise in such form and detail as the drawings submitted with the alterations approval request letter; provided, however, that such as-built plans may consist of the original reproducible drawings submitted with the alterations approval request letter accurately marked to show all changes made in actual construction. The directory in the electric panel must be updated by the Occupant's contractor prior to the completion of any work affecting electrical wires. All panels must be properly balanced after the addition of separate circuits.

          1.9    AMENDMENT TO STANDARDS

The Board of Managers reserves the right to modify or amend these Rules and Standards at any time and from time to time subject to the terms of and in accordance with the Condominium Documents and subject to any provisions expressly set forth in an Occupant's lease.

                                  SECTION 2.00

                               GENERAL CONDITIONS

SUB-SECTION                                                           PAGE
-----------                                                           ----
2.1       GENERAL CONDITIONS............................................6

          2.1     GENERAL CONDITIONS

The following general conditions shall apply to all demolition, alteration or construction work:

                              1.  Any work (including, but not limited to,
demolition, removals, construction, core drilling and welding), that causes excessive noise audible in occupied spaces outside the premises, excessive vibrations detectable in occupied spaces outside the premises, excessive dust in occupied spaces outside the premises, or otherwise causes inconvenience to other Occupants or neighbors or disturbs the Building operations, must be performed at times other the during Building Hours. "Building Hours" shall mean the hours from 8:00 a.m. to 6:00 p.m., Monday through Friday, and on Saturdays from 8:00 a.m. to 1:00 p.m., except on New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each as observed by the New York State government) and such other days that hereafter become a holiday observed by the Federal or New York State government (but without duplication if the Federal and New York State governments observe the same holiday on different days), subject to any conditions expressly set forth in an Occupant's lease.

                              2.  The Senior Property Manager shall be provided
with written notice at least 48 hours prior to the commencement of any Occupant's demolition, alteration or construction work. Any work to be performed in areas of the Building other than the Occupant's premises shall be performed only at times reasonably approved in advance by the Senior Property Manager. The Occupant shall give the Senior Property Manager at least five (5) business days' advance notice of the time it intends to begin performing any such work.

                              3.  No demolition, alteration or construction
work, including welding or burning operations, shall be performed until after the Senior Property Manager has deactivated the fire safety system in the affected area in accordance with the provisions of Section 6.2.3.8 hereof and has deactivated the sprinkler system in the affected area, and a fire watch has been provided n the affected area.

                              4.  Prior to demolition, upon reasonable prior
notice and reasonable scheduling with the Senior Property Manager the Occupant shall request the Senior Property Manager to shut off the water supply to the sprinkler system in the area(s) of demolition and subject to the applicable Legal Requirements, the Senior Property Manager shall do so. As soon as the demolition work is completed, the Occupant shall request the Senior Property Manager to reactivate the water supply to the sprinkler system in such areas and the Senior Property Manager shall do so. Tenant shall pay to Landlord, promptly upon request therefor, all out-of-pocket costs and expenses incurred by Landlord in connection with this Section 2.1(4).

                              5.  Prior to demolition, the Occupant shall
disconnect all electric light and power within the project area to the extent required by safe and sound construction practices. Landlord shall at Landlord's expense provide temporary power and light for the project area to the extent required by safe and sound construction practices.

                              6.  Public areas such as elevator lobbies, public
halls and service halls, shall be protected as reasonably directed by the Senior Property Manager.

                              7.  Gasoline-powered welding machines will not be
permitted for use under any circumstances.

                              8.  Where welding is required, the Senior Property
Manager shall supervise the connection of the welding machine to the Building's electric panel. The welding machine shall be equipped with an approved disconnect switch as required by OSHA.

                              9.  The delivery and removal of materials,
equipment and debris must be arranged with the Senior Property Manager so as to avoid any inconvenience and annoyance to other Occupants or neighbors.

                              10. Cleaning must be controlled to prevent dirt
and dust from infiltrating into adjacent premises or mechanical areas. Induction and fan coil unit enclosures and return air stubs are to be covered before commencement of demolition.

                              11. Intentionally omitted.

                              12. All materials and work must comply with
Building code requirements. Copies of all suppliers' certificates or specifications showing that materials, including, but not limited to, millworks and carpeting, so comply, must be delivered to the Senior Property Manager.

                                  SECTION 3.00

                             DRYWALL & CONSTRUCTION

SUB-SECTION                                                            PAGE
-----------                                                            ----
3.1       DRYWALL PARTITIONS............................................9

3.2       CABINETRY.....................................................9

3.3        CARPET.......................................................9

3.4       VENETIAN BLINDS AND DRAPES....................................9

3.5       DOORS & HARDWARE..............................................9

          3.1    DRYWALL PARTITIONS

                              1.  No partitions, track, studs, etc. shall be
fastened to mechanical ductwork.

                              2.  Wall abutting mullions shall have wallboard
terminate in metal trim fastened to terminal stud only, not to window glazing beads; 3/8" neoprene foam gasket must be provided between drywall and window mullions, full height. No screws shall be installed or fastened into the Building's mullions or convectors.

                              3.  All drywall is to receive one coat of primer.

          3.2    CABINETRY

Built-in cabinetry is considered an alteration of the premises. All built-in cabinetry must be built with fire-retardant material.

          3.3    CARPET

Carpet installation is considered an alteration of the premises. Certification of fire and flame spread rating conforming to applicable law must be filed with the Senior Property Manager, as agent for the landlord. Installation is to comply with the requirements of the building code for fireproof buildings. Tackless installation will only be permitted to the extent permitted by law.

          3.4    VENETIAN BLINDS & DRAPES

                              1.  New or refurbished standard blinds or Building
standard shades shall be installed to conform to new partition layouts (provided that Tenant shall have the right to install "blackout" blinds or curtains in portions of the Premises to be used for audio/visual purposes, subject to Landlord's reasonable approval of the brand, color, size and material thereof). All windows must have such blinds or shades next to the glass.

                              2.  The Building standard blind is a horizontal
Levelor Riviera 1" blind in cotton white. The Building standard shade is a Mecho shade in white or off-white.

                              3.  Drapery and curtain rods shall be installed in
the Building standard window pockets.

                              4.  Drapes and curtains shall not interfere with
the operations of the peripheral air conditioning system.

                              5.  Prior to installing any drapes or curtains,
the Occupant shall provide the fire-rating specifications therefor to the Senior Property Manager in writing.

          3.5    DOORS & HARDWARE

                              1.  Door locks shall be keyed and master-keyed to
conform to the Building's master lock system (Corbin).

                                  SECTION 4.00

                               ACOUSTICAL CEILINGS

SUB-SECTION                                                           PAGE
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
4.1       ACCESS PANELS.................................................11

          4.1    ACCESS PANELS

Access panels shall be removable tile type using the exposed metal turn bottom device, but with no metal frame, etc., showing. Where larger access doors are required to service in plenum equipment on a regular basis, they shall be flangeless and dished (concave) to accept finished ceiling material (acoustical tile). Access panels shall be installed in locations designated by the Senior Property Manager to provide access to Building systems.

                                  SECTION 5.00

                      DESCRIPTION OF BASE BUILDING SYSTEMS

SUB-SECTION                                                           PAGE
-----------                                                           ----
5.0       BASE BUILDING SYSTEMS.........................................13

5.1       ELECTRICAL....................................................13

5.1.1     ELECTRICAL AND COMMUNICATIONS.................................13

5.1.2     LIGHTING......................................................13

5.1.3     FIRE ALARM SYSTEM.............................................13

5.2       H.V.A.C.......................................................14

5.2.1     AIR CONDITIONING..............................................14

5.2.2     VENTILATION...................................................15

5.2.3     CHILLED WATER.................................................15

5.2.4     HEATING.......................................................15

5.3       PLUMBING......................................................16

5.4       SPRINKLER SYSTEM..............................................16

5.0  BASE BUILDING SYSTEMS

          5.1    ELECTRICAL

                 5.1.1  ELECTRICAL AND COMMUNICATIONS

                              1.  Underfloor duct systems are generally
available on all floors for the running of electrical wires and communications cables. Base building drawings show general locations and configuration.

                              2.  Flush floor junctions boxes are provided at
 all horizontal and vertical underfloor cell intersections.

                              3.  A select number of floor junctions boxes have
been provided with homerun conduits runs in the floor slab to an electric closet.

                              4.  There are four (4) electrical closets per
floor, from the 2nd to the 12th floors. Floors 14 through 39 contain two (2) electrical closets per floor.

                 5.1.2  LIGHTING

                              1.  Emergency egress lighting is provided in the
stairways located in the building core. Illuminated exit signs are provided at the entry to each stairwell landing within the building core on each floor.

                              2.  Regular lighting by means of miscellaneous
fixtures, either fluorescent or incandescent, is provided within mechanical spaces within the unit and toilets located on any multi-occupant floor.

                 5.1.3  FIRE ALARM SYSTEM

                              1.  General

                                   a. The Building fire alarm system is a New
York City approved Class "E" type which permits floor devices installed by any Occupant to be connected to Data Gathering Panels (DGP's) which in turn communicate with the Building's graphic display fire command station.

                              2.  DEVICES

                                   a. Each floor is provided with at least:

          (i)    One manual fire alarm station per building egress stairway.

          (ii)   One waterflow switch at the riser.

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          (iii)  One sprinkler valve tamper switch at the riser.

          (iv)   One area-type smoke detector per elevator lobby.

          (v)    One area-type smoke detector per electric closet.

          (vi)   One warden station.

          (vii) One (1) speaker per Occupant or one (1) speaker per 5,000 square feet of an Occupant's usable space. Additional speakers may be required due to the acoustical characteristics of the Occupant's renovations.

                                   b. Some floors may include additional
equipment such as duct smoke detectors, fire/smoke dampers, thermal detectors and door release circuitry and BMS controls. The location of such equipment shall be field verified by the Occupant and approved by Building Management.

          5.2    H.V.A.C.

                 5.2.1  AIR CONDITIONING

                              1.  Air is supplied at each floor from medium
pressure duct risers on the interior and high pressure duct risers on the exterior. Air is returned from each floor to low pressure riser through hung ceiling return air plenum. The number of supply and return air risers range from a minimum of two (2) on the tower floors to a maximum of six (6) from the basement levels through the sixth floor.

                              2.  Inside design conditions for floors 14 through
39:

          Summer: 74 (+/-2) degrees F. dB inside, when outside conditions do not exceed 91 degrees F. dB and when wattage for lighting and power does not exceed 5.0 watts/useable square foot, and one (1) person/100 useable square feet.
          Winter: 70 (+/-2) degrees F. dB when outside temperature does not fall below 11 degrees F. dB.

                              3. Inside design conditions for floor 1 through
13:

          Summer: 76 (+/-2) degrees F. dB inside, when outside conditions do not exceed 91 degrees F. dB and when wattage for lighting and power does not exceed 5.0 watts/useable square foot, and one (1) person/100 useable square feet.
          Winter: 70 (+/-2) degrees F. dB when outside temperature does not fall below 11 degrees F. dB.

                              4.  Supply air temperature for floors 14 through
39:

          Interior:
                  Summer: 55 (+/-2) degrees F. (constant)
                  Winter: 54 (+/-2) degrees F. (constant)
          Perimeter:
                  Summer: 57-63 degrees F. (variable)
                  Winter: 61-65 degrees F. (variable)

                              5.  Supply air temperature for all other floors:

          Interior and Perimeter:
                  Summer: 57-63 degrees F. (variable)
                  Winter: 61-65 degrees F. (variable)

                              6.  Pneumatic air for temperature controls:

               Main air: 20 psi (24 hour availability)
               "EP" air: 20 psi (same hours as a/c systems)
               Pneumatic air is not available for Interior VAV boxes.

                              7.  Each exterior column bay is provided with four
(4) induction units under the control of a minimum of one (1) thermostat per bay.

                              8.  Induction units are designed to cover Building
envelope losses or gains and interior heat gains up to 15 feet for floors 14 through 39 and 18 feet for all other floors from the front cover to the convection units.

                 5.2.2  VENTILATION

                              1. Fresh air is provided by the interior air
conditioning system and the induction units' primary air supply system at a rate that meets New York City code requirements and ASHRAE 62-1989 standards.

                              2.  Toilets located in the Building are
continuously exhausted during Building hours.

                 5.2.3  CHILLED WATER

          Any chilled water that a unit owner elects to make available to an Occupant of its unit for supplementary air conditioning shall conform to the following specifications.

          Maximum inlet temp: 50 degrees F. (Winter). Minimum inlet temp: 44 degrees F. (Summer). Maximum allowable temperature rise: 12 degrees F.

                 5.2.4  HEATING

                              1.  Induction units provide heating to cover
losses through the building envelope.

                              2.  Induction units maintain a minimum space
temperature of 55 degrees F. during unoccupied hours.

          5.3     PLUMBING

                              1.  Hot and cold domestic water, vent and soil
outlets and wet columns with valved and plugged connections are shown on the Building plumbing plans.

          5.4     SPRINKLER SYSTEM

                              1.  There are hydraulically designed wet pipe
sprinkler systems on all floors, together with the standpipe systems having hose cabinets in the stairways located in the Building core.

                              2.  Toilet areas and electrical closets do not
have sprinklers.

                                  SECTION 6.00

                        BASE BUILDING DESIGN REQUIREMENTS

SUB-SECTION                                                                                  PAGE
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
6.1  GENERAL DESIGN REQUIREMENTS...............................................................18

6.2  ELECTRICAL................................................................................19

     6.2.1   ELECTRICAL AND COMMUNICATIONS.....................................................19

     6.2.2   LIGHTING..........................................................................20

     6.2.3   FIRE ALARM SYSTEM.................................................................20

6.3  H.V.A.C...................................................................................21

     6.3.1   AIR CONDITIONING..................................................................21

     6.3.2   VENTILATION.......................................................................23

     6.3.3   CHILLED WATER.....................................................................24

     6.3.4   HEATING...........................................................................24

     6.3.5   DUCTWORK..........................................................................24

6.4  PLUMBING..................................................................................25

6.5  SPRINKLER.................................................................................26

          6.1     GENERAL DESIGN REQUIREMENTS

                              1.  The Senior Property Manager shall make
available to any Occupant, upon such Occupant's request, all plans and information that are in the Senior Property Manager's possession relative to base building systems located on the floor(s) of the proposed work. No representation is made regarding the accuracy of plans and other information pertaining to base building systems, including the information contained in
Section 5.00 of these Building Standards. The Senior Property Manager recommends that existing installations and conditions be field verified in all cases.

                              2.  Modifications shall not obstruct any access
required for maintenance purposes (I.E., to hand holes, access doors, induction unit covers, etc.).

                              3.  Occupant-installed distribution equipment
shall not be located anywhere except within the installing Occupant's premises unless approved by the Senior Property Manager, as agent for the landlord or the Board of Managers, as the case may be.

                              4.  No penetration shall be made to Building
interior. All floor penetrations shall be core drilled and firestopped. Core drills between floors shall not be permitted without prior written consent from the Senior Property Manager, as agent for the landlord, subject to any conditions expressly set forth in an Occupant's lease.

                              5.  All equipment, ducts, pipes, etc. shall be
designed and installed to assure that building structural integrity is not compromised. All suspended equipment must be supported from building steel.

                              6.  All piping shall be tested in accordance with
industry standard testing procedures before pipe covering is installed.

                              7.  All rotating equipment shall be provided with
spring type vibration isolation.

                              8.  All unused equipment, ducts, pipes, etc. shall
be removed to point of termination and shall be valved or capped. All drawings submitted under Section 1.0 shall show demarcation between new and existing work.

                              9.  The Occupant is responsible for the
replacement or repair of all base building equipment either removed, altered or damaged.

                              10. Exposed piping, electrical or communications
work is not permitted.

                              11. Contractor is responsible for filing of use
permits, NYFD permits, F.D./electrical inspection and F.C. inspection for all air conditioning equipment requiring such permits, plumbing and other inspections as defined in the NYC Administrative Code, including all associated fees. No work will be considered complete until final inspection requirements have been satisfied.

                              12. All piping shall run square, level or properly
pitched as required by sound and safe construction practices.

          6.2     ELECTRICAL

                  6.2.1  ELECTRICAL AND COMMUNICATIONS

                              1.  Before finalizing any electrical design work,
the Occupant shall submit a signed Memorandum to the Senior Property Manager stating in kva the total connected load the Occupant intends to introduce into the Building.

                              2.  Circuitry emanating from lighting, receptacle
or appliance panels shall serve only outlets, equipment, fixtures, appliances and devices on the same floors as the panels.

                              3.  The Occupant shall maintain the integrity of
the underfloor duct system.

                              4.  Floor system junction box covers shall be
totally accessible.

                              5.  Electrical and communication outlets shall not
be installed on floor system junction box covers.

                              6.  The Occupant will not be permitted to connect
to the Building's emergency power riser, except to connect emergency exit signs at the fire exit stairwells only.

                              7.  Electric and communication outlets are
permitted in toe space of induction units.

                              8.  The Senior Property Manager shall supervise
all riser shutdowns at designated hours. Taps into live risers are not permitted.

                              9.  Accessibility to the Building's electrical and
telephone closets are restricted by the Senior Property Manager, subject to any conditions expressly set forth in an Occupant's lease, provided however that the Occupant shall be provided with access to any telephone closet utilized by the Occupant in Unit One of the Building at reasonable times upon reasonable advance request to Landlord or the Senior Property Manager

                              10. Electrical panel directories shall be fully
updated at the completion of the job. The electrical contractor shall certify that the work has been completed in accordance with code and the requirements of the Building Standards.

                              11. Electrical and communications work shall be
arranged so that no junction boxes are placed outside of Occupant's premises except in the electrical or communications closets or as otherwise approved by the Senior Property Manger.

                              12. Electrical wires are not permitted in the
exterior walls or core walls without the prior approval of the Senior Property Manager.

                  6.2.2  LIGHTING

                              1.  The Occupant shall be responsible to provide
all necessary emergency battery powered egress lighting in its space to conform with code requirements, except for emergency exit lights at stairwells provided by the landlord.

                  6.2.3  FIRE ALARM SYSTEM

                              1.  GENERAL

                                     a. The Occupant shall contract for the
services of the designated Building fire alarm system contractor for any modifications to the Building

Class "E" fire alarm system. All fire alarm system devices shall be compatible with the existing system and shall be subject to approval by the Senior Property Manager.

                                     b. The Occupant's connection to the fire
alarm system and DGP's shall be made by the designated Building fire alarm system contractor.

                                     c. The installation of sub-systems by the
Occupant is subject to the approval of the Senior Property Manager. Sub-system control equipment shall be designed to include a key operated test switch to disconnect the Occupant's sub-system from the base building fire alarm system. During any periodic testing of the Occupant's sub-system, this switch shall indicate a trouble condition for that sub-system at the fire command station.

                                     d. The Occupant's engineer shall be
responsible for designing the proper quantity of additional speakers required, based on the Occupant's architectural design. The engineer is to coordinate his design with the building fire alarm system contractor and the final design shall be subject to the approval of the Senior Property Manager, and the New York City Fire Department.

                                     e. All additional devices shall be
compatible with the Building's existing devices/system.

                                     f. Electric wiring for relocation of smoke
detectors, sprinkler flow switches, fire extinguishing agent or Ansul systems, etc. shall be subject to the approval of the Fire Department. The contractor must file a Form A-433 (Application for Electrical Inspection) or the successor Form(s). The contractor must provide a certificate of approval issued by the NYC Fire Department to the Senior Property Manager after completion of the work.

                                     g. It is imperative that the system wiring
and related hardware be protected during alterations. Before any alteration, the Senior Property Manager, in conjunction with the Occupant's engineer, will determine the following:

          (i) Which fire alarm devices and related wiring will be affected by the alteration; and the Senior Property Manager shall disable the fire alarm device involved.

          (ii) The designated Building fire alarm system contractor will remove the affected alarm devices, roll up or tie up the Teflon wire to a point recommended and disconnect the above wiring at the terminal points within the DGP'S.

          (iii) The designated Building fire alarm system contractor will reinstall the above devices/wiring at such time as construction progress allows. The construction superintendent shall be responsible for coordinating the specific requirements of the installation with the Senior Property Manager.

          (iv) When an alteration is performed on a multi-Occupant floor, the system must be kept operable in the adjacent Occupant spaces, except in connection with provision of a temporary hookup during construction.

          (v) When a floor is being completely demolished, the Elevator Smoke Detectors and the Electric Closet Smoke Detectors should be temporarily hooked up as soon as possible until such time that the device can be permanently reinstalled.

          (vi) The Senior Property Manager will notify the local fire house when any alarm device on a floor is disabled temporarily for construction. The Occupant shall post a 24 hour-a-day fire watch on such floor until such time when all alarm devices are put back into operation (provided that the Occupant shall not be required to post a fire watch in any portion of such floor during times when construction is actually being performed in such portion).

                                     h. Should an Occupant be installing a fire
protection system which requires a connection to the Building fire alarm system, the Occupant must use the designated Building fire alarm system contractor to perform such connection and to provide any required reprogramming of the Building fire alarm system necessitated by such a connection. The Senior Property Manager shall approve any such modifications prior to commencement of the work.

                                     i. Any sub-system installed by an Occupant
must obtain a Letter of Approval from N.Y.F.D and the Occupant will be responsible to maintain this system as required by N.Y.C codes. Approved log book for sub-system main tenants will be available at sub-system for building or Fire Department review.

          6.3     H.V.A.C

                  6.3.1  AIR CONDITIONING

                              1.  Requirement for Occupant A/C units,
independent after hours operation or supplemental to existing air, shall be as follows:

          A) After hour -- requires a time clock with an override feature. Override shall automatically reset.

          B) Supplemental -- must be installed with a p/e switch of pneumatic relay which will only allow operation during normal hours. Time clocks may be used as an alternate.

                              2.  Pressure and flow readings must be performed
before any modification to floor ductwork.

                              3.  If any thermostats and/or automatic valves for
induction units located in peripheral enclosures become obstructed by new partitions that run into mullions, such thermostats or automatic valves, as the case may be, must be relocated with prior approval of the Senior Property Manager.

                              4.  The Occupant shall relocate existing operable
base building zone thermostats, if any, as required by demolition or new layout.

                              5.  New installations or air and/or city water
cooled condensing units are not permitted.

                              6.  All air supplied to each floor is to be
returned back into the return air system, except for special exhausts, including, but not limited to, exhaust air from toilets and kitchens.

                              7.  Air supply and return air is not permitted to
service any other floor but the floor it connects to.

                              8.  floor branch supply air ductwork is not
permitted to be tied into the upstream side of the floor isolation damper, if any. Return air connections made directly into the return air ductwork, or having a fan discharge directly into the floor return air intake are not permitted.

                              9.  The floor's branch supply ducts and the
induction units are not to be removed or blocked off without the prior approval of the Senior Property Manager, as agent for the Board of Managers.

                              10. Condensate wastes from supplementary a/c units
shall terminate in the janitor's closet sink or any other indirect waste receptacle.

                              11. All pneumatic controls must be Honeywell or
approved equivalent if intended to interface with the base building system.

                              12.Perimeter induction unit water coils are not
permitted to be shut off. This is intended to prevent freezing during low outside ambient temperatures.

                              13. Building condenser water is not available for
supplementary or air conditioning installations.

                              14. No plastic or other non-metallic piping is
allowed to be installed in the Building.

                              15. A water detector with an alarm is required for
all free standing HVAC units. It shall indicate and annunciate on a local alarm panel containing a summary alarm contact for remote indication at the building management control system (BMS). The Occupant shall provide a stainless steel or aluminum drip pan under all free standing HVAC units.

                              16. Air quantities shall be checked for
conformance with design at risers or main branches before and after alterations, by an independent air balancing contractor in the presence of the Senior Property Manager.

                              17. Systems shall be balanced on completion of job
and report submitted to the Senior Property Manager and design engineer for their acceptance. The balance report will not be accepted unless the air balancer has reported to the Senior Property Manger before he commences and is accompanied by a representative of the Senior Property Manager so that he is satisfied that the work is being done in the required manner. On alteration work, where only a portion of the floor is involved, if balancing upsets adjacent areas, it will be the balancer's responsibility to adjust adjacent areas to met their requirements. The Senior Property manager will furnish, upon request, the design requirements for the adjacent areas.

                              18. Shop drawings shall be prepared with complete
dimensional information, including coordinates to branch ducts and diffuser stubs. Elevations to the underside of existing low pressure and high pressure ducts and new ducts shall be clearly indicated on the drawings submitted under
Section 1.00 and shall be carefully checked for conformance with ceiling height requirements. All conflicts must be flagged on the shop drawings.

                              19. If the Occupant performs any work on the
peripheral induction units, the Occupant's contractor shall balance, clean coils and calibrate controls for all such units. The Occupant's contractor shall also test and calibrate interior controls within the area of work.

                              20. All ceiling hung equipment, including, but not
limited to, sprinkler and plumbing lines and HVAC ductwork, shall be supported from floor beams, either directly or indirectly by means of steel framework. All equipment suspension must be approved by the Building's structural engineer. Method for hanging equipment will be detailed on the sheet metal shop drawings.

                  6.3.2  VENTILATION

                              1.  No additional outside air will be made
available for supplementary air conditioning or ventilation.

                              2.  The Senior Property Manager's approval is
required for any connection to or modification of the toilet exhaust system.

                  6.3.3  CHILLED WATER

                              1.  The Occupant shall insulate chilled water
piping installed by it with premoulded fiberglass with vapor barrier.

                              2.  All chilled water control valves shall be
modulating, single seated, and two way.

                              3.  Wet taps into chilled water piping are
allowed, subject to the provisions of Section 8.6.4 of the Lease to which this
Exhibit is attached.

                              4.  The Senior Property Manager's approval is
required to connect to the chilled water system.

                              5.  CHW design pressure:

          300 PSIG (BELOW 20TH FLOOR)
          150 PSIG (20TH FLOOR AND ABOVE)

                              6.  Chilled water piping shall be carbon steel or
brazed copper as follows:

          2 1/2" and under - threaded
          (pressure class as required by ANSI)
          3" and over - welded
          (pressure class as required by ANSI)

                              7.  Air conditioning condensate shall be rigid
copper tubing minimum 3/4".

                              8.  The Occupant shall install a BTU meter
(consisting of a flow meter and a differential temperature transmitter compatible with the Building's chilled water measurement system) to measure its use of chilled water.

                  6.3.4  HEATING

                              1.  No steam is available for supplementary
heating.

                              2.  No hot water is available for heating.

                              3.  Electric heating is to be utilized for
supplementary heat.

                  6.3.5  DUCTWORK

                              1.  No base building supply or return ducts shall
penetrate floor slabs.

                              2.  The Occupant shall insulate all supply
ductwork in unconditioned spaces and supply ductwork below roof areas.

                              3.  The Occupant shall insulate air conditioning
ductwork that operates beyond Building hours.

                              4.  All ductwork shall be rigid galvanized steel,
stainless steel or aluminum, as conditions require. Fiberglass ductwork is not permitted. All ductwork shall be constructed to ASHRAE or SMACHA standards.

                              5.  All new duct joints and seams shall be sealed
airtight with sealant.

          6.4     PLUMBING

                              1.  Plumbing risers must be shown on the drawings
submitted under Section 1.00.

                              2.  The premises must be checked for existing
valves at wet columns.

                              3.  Plumbing demolition must be indicated on the
drawings submitted under Section 1.00.

                              4.  Full size "future" outlets shall be installed
when connecting to any coil, vent and water riser. Future outlets on water risers shall be valved and capped.

                              5.  Pipework should be kept above floor level
whenever possible in order to minimize disturbing the Occupant on the floor below.

                              6.  Plumbing piping shall be:

          A) Waste: No-hub cast iron or galvanized steel up to 2 1/2"; no-hub cast iron up to and including 4".
          B)   Vent: No-hub cast iron or galvanized steel up to 2 1/2".
          C)   Water: (H.W., H.W.R. & C.W.)

          Pipe: Seamless brass, 85% copper content.
          Fittings: Extra heavy weight for 100 psi and over; standard weight for under 100 psi.
          Valves: Sweated ends for 2" and under only. Fairbanks, Jenkins or approved equal.

                              7.  The Occupant shall insulate all domestic hot
water and cold water lines installed by it with premoulded vaporproof fiberglass.

                              8.  Pressure reducing valves are required for all
domestic hot and cold water lines over 60 psi.

                              9.  Riser shut downs shall be performed at
designated times under the Senior Property Manager's supervision and only with his approval.

                              10. When fixtures and piping are to be removed,
they shall be lowered to the floor for removal from the Building by the plumbing contractor; all lines must be removed back to their source (wet column or stack) and be properly plugged and/or capped. Brass plugs and/or caps must be used on existing water lines. Existing piping at wet columns may be terminated within the column at their existing elevations.

          6.5     SPRINKLER

                              1.  Deactivations of, reactivations of,
connections to and/or disconnection's from the sprinkler system must be performed by the designated Building sprinkler system contractor, unless and to the extent specifically provided to the contrary in an Occupant's lease.

                                   EXHIBIT "A"
                        SAMPLE ALTERATION REQUEST LETTER

Cushman & Wakefield, Inc.
as Manager for the Condominium Owners
at the Captioned Premises
399 Park Avenue
New York, New York  10022

DATED:      _______________________________, 2______

RE:         399 PARK AVENUE, NEW YORK, NEW YORK

OCCUPANT:
            ----------------------------------------

FLOOR:
            ----------------------------------------

GENTLEMEN:

We wish to make an alteration in our demised premises in accordance with the provisions of our lease and, accordingly, we request owner's consent thereto.

We acknowledge receipt of the "Building Standards for Alterations" and agree that our alteration shall be made in accordance therewith, and in accordance with our lease for the captioned premises, and that the owner and/or the owner's agent, shall have the right to enter the demised premises, as provided in our lease, to inspect our alteration and to insure compliance with the aforesaid Building Standards and our lease.

We are enclosing with this letter the following items for owners' approval (if any of the following items are not enclosed, they will be forwarded to you prior to the commencement of the alteration, and we understand that the approval of any such items shall not be deemed to be a waiver of the requirements of your approval of all of the items.):

1. One (1) paper sepia set and three (3) paper sets, in each case properly signed and sealed (R.A./P.E.), of detailed final plans of the alteration, including, but not limited to; layout, architectural, mechanical, electrical and structural drawings.

2. Detailed specifications of the alteration and of all materials to be incorporated therein.

We understand and agree that any approval does not constitute any representation or warranty to use with respect to the safety, adequacy, efficiency or compliance of the enclosed or the proposed alteration or any matter relating thereto with any law, order, notice, rule or regulation of the city, state, or federal government agencies and quasi-governmental agencies having jurisdiction.

SIGNATURE AND TITLE OF APPLICANT

                                  EXHIBIT "B-1"

                        ALTERATIONS RULES AND REGULATIONS

                         1.  All material/deliveries must be made through the
54th Street loading dock via the appropriate service elevator(s), during the hours of 8:00 a.m. - 5:00 p.m., Monday through Friday. Saturday, Sunday, and holiday work must be approved by the Building Office with forty-eight (48) hours advance notice.

                         2.  All requests for early or after-hours freight
elevator service must be made at least forty-eight (48) hours in advance. Arrangements must be made with the Building Office for Building Security to cover posts (areas) deemed necessary by Property Manager.

                         3.  The elevator hatch will not be opened by anyone
other than an New York Elevator mechanic when necessary (elevator dimensions may restrict length of some materials). Requests for elevator hatch openings must be submitted in writing to the Building Office at least twenty-four (24) hours in advance.

                         4.  Any request for a drain down of the Building
systems must be submitted in writing, one (1) month in advance, to the Building Office and coordinated with the Property Manager or Mechanical Manager. Any request for a connection to the Building systems must be submitted in writing, one (1) week in advance, to the Building Office and coordinated with the Property Manager or Mechanical Manager.

                         5.  Any request for a tie-in to the Building's
sprinkler system must be submitted in writing to the Building Office at least twenty-four (24) hours in advance and coordinated with the Property Manager or Mechanical Manager.

                         6.  Should the "Life Safety System(s)" servicing a
tenanted area goes down due to malfunction or alteration during construction or otherwise, a fire watch must be provided. At the end of each day, the system(s) must be reactivated for off-hours protection of tenanted areas. Seventy-two (72) hours advance notice must be submitted in writing to the Building Office.

                         7.  All Trade personnel must sign in and out with the
Security Guard in the loading dock area, stating their business and area where work is to be performed. A Building pass will be issued and must be worn in a visible area during the entire day. Each Trades person is responsible for signing in/out for themselves.

                         8.  Building Security will notify the Building Office
on a daily basis of all Trades working in the Building.

                         9.  No Trade vehicles are permitted to be parked inside
the loading dock areas at any time other than for deliveries and pickups. All vehicles must have commercial plates and there is a one (1) hour time limit.

                         10. Trades requiring access to electric and telephone
closets must coordinate with the Building Office. It is the contractor's responsibility to lock all doors at the end of each working day.

                         11. Any welding, cutting, soldering, flame, smoke or
dust producing work will not commence until the Building Office has been informed and has verified that the appropriate zone is deactivated (including sprinkler work). At the end of the work shift, the zone must be reactivated.

                         12. All precautions to protect floors, wall, elevators,
glass, etc., must be taken and approved by the Building Office.

                         13. All chopping and drilling which is disturbing to
other tenants must be done before 8:00 a.m. or after 5:00 p.m. and coordinated in writing at least twenty-four (24) hours in advance with the Building Office.

                         14. At all times during construction, materials and
Trades people will traverse through unoccupied or vacant space as much as possible to limit construction activity in the common area. Absolutely no loitering is permitted in any public area of the Building.

                         15. To the extent possible, all containers must have
rubber wheels. All refuse must be removed daily through the freight elevators only. If containers have metal wheels, masonite must be laid down in the containers path.

                         16. Construction areas must be broom swept daily and
any fire hazards (including personal trash) must be removed daily.

                         17. The General Contractor will be responsible to
repair any and all damages to the Building during construction to the satisfaction of Building Management.

                         18. All public areas must be protected from dust and
construction debris at all times.

                         19. All Trades are to use toilets on construction
floor(s) only or facilities designated by the Building Office.

                         20. Building personnel are not responsible for any
tools or equipment left on premises during construction. All equipment and packages are subject to inspection by Building Security prior to leaving the Building.

                         21. Any and all required permits and insurance
certificates must be posted in the appropriate areas with an original or duplicate copy on file in the Building Office.

                         22. A current Certificate of Insurance for each
contractor and/or sub-contractor must be on file with the Building Office before any work is to proceed. Blanket coverage will be accepted for general contractor for sub-contractor.

                         23. Contractor is responsible for any and all costs
incurred for clean-up and restoration of Building during and after construction and/or alterations.

                         24. Alcoholic beverages are not allowed on the premises
under any circumstances.

                         25. Smoking is prohibited throughout all areas of the
Building.

                         26. After hours/weekend demolition and debris removal
will be limited to the following time schedule with forty-eight (48) hours advance notification to the Building in writing:

-    Monday - Friday: 5:00 p.m. - 10:00 p.m.

-    Saturday: 8:00 a.m. - 10:00 p.m.

-    Sunday: 10:00 a.m. - 8:00 p.m.

                         27. Any request for special passenger elevator service
(I.E., secure floor(s), independent riser), must be made in writing to the Building Office at least seventy-two (72) hours in advance.

                                    EXHIBIT F

                             Cleaning Specifications

                         1.  GENERAL CLEANING-- 5 NIGHTS PER WEEK-- MONDAY
THROUGH FRIDAY, INCLUSIVE:

                                     a. All stone, ceramic, tile, marble,
terrazzo and other unwaxed flooring to be swept nightly using an approved chemically treated cloth.

                                     b. All linoleum, rubber, asphalt tile and
other similar types of flooring (that may be waxed) to be swept using an approved chemically treated cloth.

                                     c. All carpeting and rugs to be carpet
swept nightly and vacuumed as necessary but not less than once per week.

                                     d. Hand dust and wipe clean all window
sills and window enclosures.

                                     e. Empty all waste receptacles and remove
wastepaper and waste materials to a designated area. Any plastic liners in receptacles will be replaced, without additional charge to Tenant, in accordance with Landlord's contract with its cleaning contractor.

                                     f. Empty and clean all ash trays and all
sand urns.

                                     g. Wash clean all water fountains and
coolers.

                                     h. Dust all telephones.

                                     i. Keep slop sink rooms in a neat and
orderly condition at all times.

                                     j. Dust all baseboards.

                                     k. Spot clean all entrance glass.

                         2.  PERIODIC:

                                     a. Remove fingerprints from all painted
surfaces near light switches, entrance doors, etc., as required but not less than once per week.

                                     b. Hand dust all door louvers and other
ventilating louvers within reach once a week.

                         3.  HIGH DUSTING:

Do all high dusting in tenant areas quarter-annually, which includes the following:

                                     a. Dust all pictures, frames, charts,
graphs and similar wall hangings not reached in nightly cleaning.

                                     b. Dust clean all vertical surfaces, such
as walls, partitions, door bucks and other surfaces not reached in nightly cleaning.

                                     c. Dust clean all pipes, ventilating
louvers, air conditioning louvers, ducts, high moldings and other high areas not reached in nightly cleaning.

                                     d. Dust exteriors of lighting fixtures.

                         4.  LAVATORIES -- NIGHTLY -- 5 NIGHTS PER WEEK --
MONDAY THROUGH FRIDAY, INCLUSIVE:

                                     a. Wash all floors with disinfectants.

                                     b. Wash all mirrors with disinfectants.

                                     c. Wash all bright work with disinfectants.

                                     d. Wash all fixtures with disinfectants.

                                     e. Wash all toilet seats (both sides) with
disinfectants.

                                     f. Scour, wash and disinfect all basins,
bowls and urinals throughout all lavatories.

                                     g. Empty paper towel receptacles and remove
paper to designated area.

                                     h. Fill toilet tissue holders (tissue to be
furnished by Landlord without additional charge to Tenant).

                                     i. Fill soap dispenser system and fill
paper towel dispensers (paper towels and soap supplied by Landlord without additional charge to Tenant).

                                     j. Empty and clean sanitary disposal
receptacles.

                         5.  LAVATORIES -- PERIODIC:

                                     a. Hand dust, clean and wash all partitions
once a week.

                                     b. Hand dust, clean and wash all tile walls
once each month.

                                     c. Hand dust, clean and wash all dispensers
and receptacles once each week.

                                     d. Wash interiors of waste cans and
receptacles once a week.

                                     e. High dusting to be done once each month
which includes lights, walls, etc.

                                     f. Remove fingerprints from all painted
surfaces once each week.

                         6.  WINDOWS:

Wash the interior and exterior of all windows on the perimeter of the Building which bound the Premises at least two times per calendar year.

                                    EXHIBIT G

     Calculation of Overtime HVAC Charge and Overtime HVAC Charge Adjustment

                                 [See attached]

                                    EXHIBIT H

                              Board SNDA Agreement

                  SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

                      AGREEMENT WITH THE BOARD OF MANAGERS

            THE BOARD OF MANAGERS OF THE 399 PARK AVENUE CONDOMINIUM,

                           CITIGROUP INC., AS TENANT,

                                       AND

                           ______________, AS LANDLORD


                             Dated:       As of ___________ __, 2002
                             Section:     5
                             Block:       1308
                             Lots:        1101 and 1102
                             County:      New York


                              Record and Return To:

                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022
                          Attention: Dean Stiffle, Esq.

                  SUBORDINATION, NONDISTURBANCE AND ATTORNMENT
                      AGREEMENT WITH THE BOARD OF MANAGERS

          THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made as of the ___ day of _____________, 2002 by and between THE BOARD OF MANAGERS OF THE 399 PARK AVENUE CONDOMINIUM (the "BOARD"), CITIGROUP INC., a Delaware corporation ("TENANT"), and ________________________ ("LANDLORD").

          WHEREAS, Tenant has entered into that certain Lease dated as of ___________ __, 2002 (as the same may be amended and/or extended from time to time, the "LEASE") with Landlord, by which Tenant leased from Landlord certain space (such space as Tenant may from time to time be leasing pursuant to the Lease, whether in Unit 2 or in any other unit of the Condominium, the "PREMISES") in Unit 2 (the "UNIT") in The 399 Park Avenue Condominium (the "CONDOMINIUM") established by that certain Second Amended and Restated Declaration of Condominium dated as of January 1, 1995 and recorded in the Office of the Register of The City of New York on October 2, 1997 in Reel 2502 at Page 0334 (as such declaration may hereafter be amended from time to time, the "DECLARATION");

          WHEREAS, the Premises are leased for a term as set forth in the Lease; and

          WHEREAS, Tenant has requested Landlord to cause the Board to execute and deliver to Tenant this Agreement,

          NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Lease is subordinate to the Board's lien on the Unit and any other unit in the Condominium (each, an "OTHER UNIT") for common charges and interest thereon under the Declaration (the "BOARD'S LIEN").

2. As long as no default under the Lease shall have continued for such period as would entitle Landlord to terminate the Lease or dispossess Tenant thereunder, Tenant shall not be named or joined in any action or proceeding to foreclose the Board's Lien, and the Lease shall not be terminated, nor shall any of the rights of Tenant granted under the Lease be affected in any manner, in (a) any foreclosure or other action or proceeding instituted under or in connection with the Board's Lien, (b) the exercise of any rights of the Board in connection with the enforcement of the Board's Lien, or (c) the taking of possession of the Premises, the Unit or any Other Unit by the Board pursuant to any provisions of the Condominium Documents (as defined in the Declaration) or otherwise; PROVIDED, HOWEVER, that (i) no option granted to Tenant to purchase all or any portion of the Unit or any Other Unit nor any provision in the Lease allowing a reduction in the rent payable by Tenant thereunder by reason of a foreclosure of the Board's Lien shall survive any such foreclosure, even though Tenant is not joined in such action or proceeding, it being understood and agreed that the Board need only give Tenant written notice of such foreclosure for this clause (i) to be operative, and (ii) the person acquiring the interest of Landlord by reason of foreclosure of the Board's Lien and such person's successors and assigns (collectively, the "PURCHASER") shall not be:

               (A) bound by any rent which Tenant might have paid for more than the current month to any prior landlord under the Lease;

               (B) liable for any previous act or omission of any prior landlord under the Lease, provided, however, that the Purchaser shall be liable for all ongoing obligations of Landlord from and after the date on which Purchaser shall acquire the interest of Landlord;

               (C) subject to any defense or offset previously accrued in favor of Tenant against any prior landlord under the Lease; or

               (D) liable for the return of any deposit, rental security or any other sums deposited with any prior landlord under the Lease, except to the extent such sums have been paid over to the Purchaser.

3. In the event that the Purchaser succeeds to the interests of Landlord under the Lease by reason of foreclosure of the Board's Lien or otherwise, Tenant shall be bound to the Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Purchaser were the landlord under the Lease, and Tenant does hereby attorn to the Purchaser, including the Board if it be the Purchaser, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of Landlord under the Lease, provided that Tenant shall not be obligated to pay any rent to the Purchaser until Tenant has received notice from the Purchaser that it has succeeded to such interest. Tenant shall be entitled to rely solely upon such notice given by Purchaser, and Landlord agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenant's compliance with such notice.

4. This Agreement shall run with the land and bind all future Boards and owners of the Unit and each Other Unit in the Condominium. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective representatives, successors and assigns.

5.        The Premises shall be used solely for the uses permitted by the Lease.

6. (a) The Lease, and all the rights of Tenant thereunder, are and shall be subject and subordinate to the Condominium Documents and all amendments and modifications thereof, provided that except as set forth in the definition of Building Standards set forth in Section 4.01 of the Lease, and except as set forth in Article 10 of the Lease, no such amendment or modification shall decrease or otherwise affect Tenant's rights under the Lease (other than a DE MINIMIS degree) or increase -- ------- Tenant's obligations or liabilities under the Lease or under any amendment, modification or renewal of the Lease. In the event of any inconsistency between the provisions of (i) the Lease or any amendment, modification or renewal of the Lease and (ii) the provisions of the Condominium Documents in effect as of the date hereof, or any provision of any future amendment, restatement, supplement or modification of the Condominium Documents, the provisions of the Lease or any such amendment, modification or renewal of the Lease shall govern.

     (b) Notwithstanding anything to the contrary contained in this Agreement, the Lease and/or the Condominium Documents, the Board agrees and acknowledges that (i) the consent and/or approval of the Board shall not be required in connection with the exercise of any right granted to Tenant under the Lease, (ii) the Landlord shall not be required to obtain the consent and/or approval of the Board before having the right to consent and/or approve the exercise of any right granted to Tenant under the Lease and (iii) wherever any provision of the Lease grants certain consent and/or approval rights to Landlord, the Board shall not be entitled to any corresponding consent and/or approval right.

7. Any notice, statement, demand, consent, approval or other communication (collectively, "NOTICES") required or permitted to be given, rendered or made hereunder shall be in writing and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) nationally recognized overnight courier (e.g., Federal Express) with verification of delivery requested or (c) personal delivery with verification of delivery requested, in any of such cases addressed as follows:

                  If to Landlord:

                  with a copy to:




                  If to the Board of Managers:





                  and if to Tenant as follows:

                          Citigroup, Inc.
                          Corporate Realty Services
                          One Court Square, 8th Floor
                          Long Island City, New York  11120
                          Attention: Director of Real Estate

                  with copies to:

                          Citigroup, Inc.
                          599 Lexington Avenue, 25th Floor
                          New York, New York  10022
                          Attention: General Counsel (Real Estate) and Associate
                                     General Counsel (Real Estate)

                             -and-

                          Paul, Hastings, Janofsky & Walker LLP
                          75 East 55th Street
                          New York, New York 10022
                          Attention:  Dean Stiffle, Esq.,

and shall be deemed to have been given, rendered or made (i) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third Business Day after the day so mailed, (ii) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (iii) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Each party may designate a change of address (or substitute parties for notice) by notice to the others, given at least fifteen (15) days before such change of address or notice party is to become effective.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

                              THE BOARD OF MANAGERS OF THE
                              399 PARK AVENUE CONDOMINIUM


                              By:
                                  ----------------------------
                                     Name:
                                     Title:


                              By:
                                  ----------------------------
                                     Name:
                                     Title:


                              CITIGROUP INC.,
                              a Delaware corporation


                              By:
                                  ----------------------------
                                     Name:
                                     Title:


                              [Landlord]


                              By:
                                  ----------------------------
                                     Name:
                                     Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On the ___ day of __________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                  -------------------
                                  Notary Public

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On the ___ day of __________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                  -------------------
                                  Notary Public

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On the ___ day of ___________, 200__, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                  -------------------
                                  Notary Public

                                   EXHIBIT H-1

                        SUPERIOR MORTGAGEE SNDA AGREEMENT

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, dated the ____ day of __________, 200_ between _______ _____________________ (hereinafter called "MORTGAGEE" or "TRUST DEED HOLDERS") and _______________________________, a ______________________, having an office at _______________________________________________ (hereinafter called
"TENANT").

                              W I T N E S S E T H:

               (a) Tenant has entered into a certain lease dated as of ___________________ with _______________________, hereinafter called "Landlord" (such lease is hereinafter called the "lease" or the "LEASE"), covering premises in a certain building known as 399 Park Avenue and located in New York, New York; and

               (b) Mortgagee has made a mortgage loan in the principal amount of $__________________ (hereinafter called the "MORTGAGE") to the Landlord and the parties desire to set forth their agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

                              1.  Subject to the terms and conditions hereof,
said lease is and shall be subject and subordinate to the lien of the Mortgage insofar as it affects the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

                              2.  Tenant agrees that after notice is given to
Tenant by Mortgagee, it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the premises demised by the lease (herein called "DEMISED PREMISES") by deed in lieu of foreclosure, and the successors and assigns of such purchasers, as its Landlord for the unexpired balance (and any extensions, if exercised) of the term of said lease upon the same terms and conditions set forth in said lease and this Agreement.

                                      H-1-1

                              3.  In the event that it should become necessary
to foreclose the Mortgage, Mortgagee thereunder will not terminate said lease nor join Tenant in summary or foreclosure proceedings, nor disturb the possession of Tenant, nor diminish or interfere with Tenant's rights and privileges under the lease or any extensions or renewals of the lease entered into pursuant to the lease or consented to by Mortgagee, as applicable, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease.

                              4.  In the event that Mortgagee shall succeed to
the interest of Landlord under such lease, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease, Mortgagee shall not disturb the possession of Tenant and shall be bound by all of Landlord's obligations under the Lease accruing from and after such date of succession (hereinafter called the "Succession Date"), other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; provided that Mortgagee shall not be

                                             (a) liable for any act or omission
of any prior landlord (including Landlord), except to the extent that (1) such act or omission constitutes a default by Landlord under the Lease and continues after the Succession Date, (2) Mortgagee receives notice thereof in accordance with Paragraph 5 hereof and (3) Mortgagee's liability is limited to the effects of the continuation of such act or omission after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

                                             (b) liable for the return of any
security deposit; or

                                             (c) subject to any offsets or
defenses which Tenant might have against any prior landlord (including Landlord) except to the extent (1) that such offsets or defenses accrue in accordance with the terms of the Lease or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that in either case Mortgagee receives notice thereof in accordance with Paragraph 5 hereof; or

                                             (d) bound by any rent or additional
rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

                                             (e) bound by any amendment or
modification of the lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

                                      H-1-2

                              5.  Tenant agrees to give any Mortgagees and/or
Trust Deed Holders, by Registered Mail, a copy of any notice of default served upon the Landlord by Tenant with respect to a default which would entitle Tenant to terminate the Lease, receive a rent abatement or an offset or credit against rent or exercise a right of self-help, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure a default that could give rise to a right by Tenant to terminate the Lease (expressly excluding termination rights relating to casualty) within the time provided for in the lease, then the Mortgagees and/or Trust Deed Holders shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within sixty (60) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure) in which event the lease shall not be terminated while such remedies are being so diligently pursued.

                              6.  Mortgagee hereby consents to the Lease and,
subject to the provisions of Paragraph 4(e) hereof, all of the terms and conditions thereof, and the terms of the Mortgage shall not affect such terms and conditions of the Lease, including, but not limited to, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the demised premises to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease.

                              7.  All notices, demands or other communications
required or permitted to be given, rendered or made hereunder (hereinafter collectively called "notices") shall be in writing (whether or not so stated elsewhere in this agreement) and shall be deemed to have been properly given, rendered or made only if sent by registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, addressed to the other party as follows:

                          If to Mortgagee:


                          and with a copy to:

                                      H-1-3
                          and if to Tenant:


                          with a copy to:


                          with an additional copy to:

and shall be deemed to have been given, rendered or made on the day so mailed, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it.

                              8.  The liability of Mortgagee for the performance
of any obligation of Landlord under the Lease shall be limited to Mortgagee's interest in the demised premises, and Tenant hereby agrees that any judgment it may obtain against Mortgagee as a result of Mortgagee's failure, as Landlord, to perform any of Landlord's obligations under the Lease shall be enforceable solely against Mortgagee's interest in the demised premises.

                              9.  This Agreement shall be binding upon and shall
inure to the benefit of the parties hereto, and their successors and assigns.

                              10. This Agreement may be executed in any number
of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. In addition, the parties may execute separate signature pages, and such signature pages (and/or signature pages which have been detached from one or more duplicate original copies of this Agreement) may be combined and attached to one or more copies of this Agreement so that such copies shall contain the signatures of all of the parties hereto.

                                      H-1-4

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                             MORTGAGEE:

                                             --------------------------------


                                             By:
                                                -----------------------------
                                                  Name:
                                                  Title:


                                             TENANT:
                                             --------------------------------
                                             By:
                                                -----------------------------
                                                  Name:
                                                  Title:

                                      H-1-5

STATE OF ___________   )
                       ) ss.:
COUNTY OF ___________  )

     On the ____ day of ____________ in the year 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ____________________ of __________________, and
that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                     -------------------------------------------
                                     Notary Public

STATE OF ___________   )
                       ) ss.:
COUNTY OF ___________  )

     On the ____ day of ____________ in the year 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ____________________ of __________________, and
that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                     -------------------------------------------
                                     Notary Public

                                   EXHIBIT H-2

                         SUPERIOR LESSOR SNDA AGREEMENT

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS AGREEMENT made as of the ________ day of _______________, 200__, by and among _______________________, a __________________, having an office at
________________________________________________________________________
("GROUND LESSOR") and _______________________, a __________________, having an office at ____________________________________________________ ("SUBTENANT").

                               W I T N E S S E T H

     WHEREAS, Ground Lessor is the Landlord under a certain lease dated as of __________________ (as amended, the "GROUND LEASE") between Ground Lessor and
_______________________ (hereinafter referred to in its capacity as lessee as "LESSEE"), pursuant to which Ground Lessor leased to Lessee certain real property in the City, County and State of New York, known as 399 Park Avenue, New York, New York (the "PROPERTY").

     WHEREAS, Lessee and Subtenant have entered into a certain sublease dated as of _______________________ (the "LEASE") covering certain premises (the "PREMISES") located in the Property; and

     WHEREAS, Subtenant desires to be assured of continued occupancy of the Premises under the terms of the Lease and subject to the terms of the Ground Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Ground Lessor and Subtenant agree as follows.

                              1.  Subject to the lien of the terms and
conditions hereof, the Lease is and shall at all times be subject to the Ground Lease and to all renewal, modifications, consolidations, replacement and extensions thereof.

                              2.  In the event of a termination of the Ground
Lease, (a) Subtenant shall attorn to and accept Ground Lessor as landlord under the Lease and be bound to perform all of the obligations imposed by the Lease upon the tenant thereunder, (b) so long as Subtenant is not in default (beyond any applicable grace period) in the payment of rent or additional rent due under the Lease or in the performance or observance of any of the other obligations or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between Ground Lessor and Subtenant

                                      H-2-1
and (c) Ground Lessor will not disturb the possession of Subtenant and will be bound by all of the landlord's obligations under the Lease, other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; PROVIDED THAT Ground Lessor (so long as Ground Lessor is not an Affiliate [as such term is defined in Paragraph 5 hereof] of Lessee) shall not be:

                                             (a) liable for any act or omission
of any prior sublandlord (including, without limitation, the then defaulting sublandlord), except to the extent that (1) such act or omission continues after the date on which Ground Lessor succeeds to the interest of Lessee under the Lease (the "SUCCESSION DATE"), (2) Ground Lessor receives notice thereof in accordance with the Lease and (3) Ground Lessor's liability is limited to the effects of the continuation of such act or omission after the Succession Date and shall not include any liability of any prior landlord (including Lessee) which accrued prior to the Succession Date;

                                             (b) subject to any offsets or
defenses which the Subtenant may have against any prior sublandlord (including, without limitation, the then defaulting sublandlord), except to the extent (1) that such offsets or defenses accrue in accordance with the terms of the Lease from and after the Succession Date or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that (x) Ground Lessor receives notice thereof in accordance with the Lease and (y) Ground Lessor's liability is limited to the effects of the continuation of such offsets or defenses after the Succession Date and shall not include any liability of any prior landlord (including Lessee) which accrued prior to the Succession Date;

                                             (c) bound by any payment of rent
which the Subtenant might have made for more than one (1) month in advance to any prior sublandlord (including, without limitation, the then defaulting sublandlord);

                                             (d) bound by any covenant to
undertake or complete any construction of the Premises or any portion thereof demised by the Lease (other than pursuant to Damage and Destruction or Eminent Domain provisions);

                                             (e) bound by any obligation to make
any payment or return any security deposit to the Subtenant; or

                                             (f) bound by any material
modification of the Lease which reduces the basic rent, additional rent, supplemental rent or other charges payable under the Lease or shortens the term thereof, or otherwise materially adversely affects the rights of the Landlord thereunder, made without the written consent of the Ground Lessor, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance

                                      H-2-2
with all of the material terms of the Lease governing the exercise of such specific right or option.

                              3.  Ground Lessor hereby consents to the Lease
and, subject to the provisions of Paragraph 2(f) hereof, all of the terms and conditions thereof, and the terms of the Ground Lease shall not affect such terms and conditions of the Lease, including without limitation, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the premises demised by the Lease to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease.

                              4.  Subject to the terms and conditions hereof,
Subtenant further agrees (a) to attorn to and recognize any subsequent purchaser of the Property, as the Landlord under the Lease, and (b) upon request, to execute and deliver to said person or entity any instrument or instruments in recordable form which may be necessary to effect the performance of the agreements herein contained as required by the Lease.

                              5.  This Agreement shall be binding upon and inure
to the benefit of the respective successors and assigns of the Subtenant and the Ground Lessor and cannot be changed or terminated orally.

     For purposes hereof, the following terms shall have the following meanings:

          "Affiliate" shall mean, with respect to any person or entity, any other person or entity which, directly or indirectly, controls, is controlled by, or is under common control with, the person or entity in question; and

          "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of at least fifty (50%) percent of all the voting stock, and in case of a joint venture, partnership or limited liability company, or similar entity, ownership, directly or indirectly, of at least fifty (50%) percent of all the general or other partnership or membership (or similar) interests therein.

                                      H-2-3

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                             GROUND LESSOR;

                                             -----------------------------------

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:


                                             SUBTENANT;

                                             -----------------------------------

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                      H-2-4

STATE OF ___________   )
                       ) ss.:
COUNTY OF ___________  )

     On the ____ day of ____________ in the year 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ____________________ of _______________________,
and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                     ---------------------------
                                     Notary Public

STATE OF ___________   )
                       ) ss.:
COUNTY OF ___________  )

     On the ____ day of ____________ in the year 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ____________________ of ___________________, and
that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                     ---------------------------
                                     Notary Public

                                    EXHIBIT I

                              Intentionally Omitted

                                    EXHIBIT J

            Landlord's Consent to Assignment And Assumption of Lease

         ________________________, having an address at __________________
________________________________ (hereinafter called "Landlord"), hereby consents (the "Consent") to the assignment by __________________________, a ___________ (hereinafter called "Tenant" or "Assignor"), to _______________, a
_____________, having an office at _________________________ (hereinafter called
"Assignee"), of the Lease (the "Lease") between Landlord and Assignor dated as of ______________ respecting ________ floors of the building known as 399 Park Avenue, New York, New York (hereinafter called the "Building") substantially as shown on the plan attached hereto as EXHIBIT A (the "Premises"), such Consent being subject to and upon the following terms and conditions, to each of which Assignor and Assignee expressly agree:

                              1.  Neither the giving of this Consent nor
anything contained herein or in the Assignment and Assumption Agreement executed by Assignor and Assignee, a true and complete copy of which is annexed hereto as EXHIBIT B (the "Assignment and Assumption Agreement") shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder, or to, in any way, be construed as giving Assignee any greater rights than the original Tenant named in the Lease would be entitled to, and all covenants, agreements, terms, provisions and conditions of the Lease are hereby mutually declared to be in full force and effect.

                              2.  Unless expressly provided to the contrary in
the Lease, the giving of this Consent shall not be construed either as a consent by Landlord to, or as permitting, any other or further assignment of the Lease, whether in whole or in part, or any subletting of the Premises, or as a waiver of any requirement set forth in the Lease with respect to obtaining Landlord's consent thereto. This Consent shall not be assignable.

                              3.  Assignor and Assignee hereby agree that the
provisions of the Lease, shall, notwithstanding this Consent, continue to be binding upon Assignor and Assignee with respect to all future assignments and transfers of the Lease, and sublettings of the Premises, with the same effect as if Assignee had been the original Tenant named in the Lease.

                              4.  Assignor hereby agrees that, subject to the
provisions of Section 7.06(a) of the Lease, the obligations of Assignor under the Lease and this Consent shall not be discharged or otherwise affected by reason of the giving or withholding of any consent or approval for which provision is made in the Lease, or by reason of any amendment or modification of the Lease hereafter entered into by Landlord and Assignee.

                              5.  Assignee, for Assignee and its successors and
assigns, hereby (a) accepts the assignment, by Assignor, of Tenant's interest in and to the Lease, (b) recognizes all of the covenants, agreements, terms, provisions, obligations and conditions contained in the Lease and hereby assumes all of said terms, provisions, agreements, covenants, obligations and conditions of the Lease on the part of Tenant to be kept, observed and performed FROM AND AFTER THE EFFECTIVE DATE OF THE ASSIGNMENT(1), (c) assumes and agrees to pay the Fixed Rent, Additional Charges, damages and all other sums NOW AND(2) hereafter payable by Tenant under the Lease, and (d) agrees to keep and perform, and to permit no violation of, each and every covenant, agreement, term, provision, obligation and condition therein set forth on the part of Tenant to be kept, observed and performed FROM AND AFTER THE EFFECTIVE DATE OF THE ASSIGNMENT(3).

                              6.  Assignor and Assignee, from and after the date
hereof, shall be and remain jointly and severally liable and responsible, at all times during the term of the Lease (a) for the payment of Fixed Rent, Additional Charges, damages and all other sums NOW AND(4) hereafter payable by Tenant thereunder, expressly including as such (but not limited to) adjustments of rent, and any and all charges for any additional electric energy, property, material, labor, utility or other similar or dissimilar services or materials rendered or supplied or furnished by Landlord in, to, or in connection with, the Premises or any part thereof, and (b) for the performance of all of the covenants, agreements, terms, provisions, obligations and conditions of the Lease on the part and on behalf of Tenant to be kept, performed and observed FROM AND AFTER THE EFFECTIVE DATE OF THE ASSIGNMENT(5).

                              7.  The giving of this Consent shall not be deemed
or serve to release the original Tenant named in the Lease or any successor in interest to said original Tenant from any liability, obligation or duty which such original Tenant or such successor in interest may have.

                              8.  The giving of this Consent shall not result in
any liability on the part of Landlord for the payment of any commissions or fees in

--------
(1) This language to be inserted unless the assignee is a Citi Tenant.

(2) This language to be inserted unless the assignee is a Citi Tenant.

(3) This language to be inserted unless the assignee is a Citi Tenant.

(4) This language to be inserted unless the assignee is a Citi Tenant.

(5) This language to be inserted unless the assignee is a Citi Tenant.

connection with the proposed assignment transaction herein contemplated by Assignor and Assignee; Assignor and Assignee hereby covenant and agree that Landlord is not and will not be responsible for the payment of any commissions or fees in connection with the aforesaid assignment transaction and they each agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees and court costs, incurred by Landlord in connection with any claims for a commission or fee by any broker, agent or finder in connection with said assignment transaction.

                              9.  Assignor and Assignee hereby represent,
covenant and warrant to Landlord that no compensation or other consideration of any kind (including without limitation the rendering of services or the supplying of goods or materials for other then full and fair value), other than as set forth in the Assignment and Assumption Agreement, has been or will be paid by Assignee or Assignor in connection with the aforesaid assignment.

                              10. Assignor and Assignee hereby agree that (a)
an executed original or duplicate original of the Assignment and Assumption Agreement is annexed hereto as EXHIBIT B; (b) Landlord is not a party to the Assignment and Assumption Agreement and is not bound by the provisions thereof, and recognize that accordingly Landlord has not, and will not, review or pass upon any of the provisions of the Assignment and Assumption Agreement; and (c) the Assignment and Assumption Agreement will not be modified or amended in any way without the prior written consent of Landlord.

                              11. Landlord shall be under no obligation to
commence proceedings or exhaust any of its remedies against Assignee before proceeding against Assignor, or against Assignor before proceeding against Assignee, for any redress provided for in the Lease or this Consent, or at law or equity.

                              12. In the event of any conflict between the
provisions of (a) the Lease or this Consent and (b) the Assignment and Assumption Agreement, then the provisions of the Lease or this Consent shall prevail unaffected by the provisions of the Assignment and Assumption Agreement. In the event of any conflict between the provisions of this Consent and the provisions of the Lease, the provisions of this Consent shall prevail.

                              13. This Consent may not be changed orally, but
only by an agreement in writing signed by the party against whom enforcement of any change is sought.

                              14. This Consent shall not be binding upon
Landlord unless and until it is signed by Landlord.

                              15. This Consent may be executed in several
counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same agreement.

                              16. This Consent shall inure to the benefit of and
be binding upon Landlord, Assignor and Assignee and their respective successors and assigns.

                              17. In case any provision of this Consent shall be
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                              18. The Section headings in this Consent are for
convenience of reference only and shall not be considered in construing any provision thereof.

          IN WITNESS WHEREOF, the parties hereby have caused these presents to be duly executed as of the _________ day of ___________, 200__.

                                     LANDLORD:

                                     --------------------------
                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ASSIGNOR:

                                     --------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ASSIGNEE:

                                     ---------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT K

                               Consent to Sublease

          _________________ having an address at ________________________
(hereinafter called "Landlord"), hereby consents to the subletting by ________________ having an address at ____________________________ (the
"Tenant") to __________________ having an address at __________________
("Subtenant") pursuant to an agreement of sublease, dated the _____ day of _________________ (the "Sublease") a copy of which is attached hereto as Exhibit A, of certain space (the "Sublet Space") in the building known as 399 Park Avenue, New York, New York (the "Building"), which Sublet Space is a portion of the premises (the "Premises") now leased and demised by Landlord to Tenant pursuant to a lease dated as of _________________, (such lease, as amended, the "Lease"), such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant expressly agree:

                              1.  Unless expressly otherwise provided herein,
any capitalized terms not defined in this Consent shall have the meanings ascribed thereto in the Lease.

                              2.  Nothing herein contained shall be construed to
modify, impair or affect any of the covenants, agreements, terms, provisions or conditions in the Lease, or to waive any breach thereof, or any rights of Landlord against any person, firm, partnership, association or corporation liable or responsible for the performance thereof, or to enlarge or increase Landlord's obligations under the Lease, and all covenants, agreements, terms, provisions and conditions of the Lease are hereby mutually declared to be in full force and effect. Unless and except as otherwise specifically provided in the Lease or this Consent, the provisions of Article 7 of the Lease shall apply to any proposed undersubletting of all or any part of the Sublet Space as if such request for Landlord's consent to such undersubletting were a proposed subletting being made by Tenant under the Lease. In such event Landlord shall have the same rights with respect to Subtenant under Article 7, including, but not limited to, the right to receive amounts described in Sections 7.11(b)(vii) and 7.14 as Landlord would have with respect to Tenant if Tenant were requesting Landlord's consent to a subletting under the same circumstances and upon the same terms and conditions.

                              3.  Tenant shall be and remain liable for the due
keeping, performance and observance of all the covenants, agreements, terms, provisions and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the Fixed Rent, Additional Charges and all other sums now and/or hereafter becoming payable thereunder, expressly including as such, but not limited to, adjustments of rent, and any and all charges for any electric energy, property, material, labor, utility or other similar or dissimilar services or materials rendered, supplied, or furnished by Landlord in, to or in connection with the Premises or any part thereof, whether for or at the request of Tenant or Subtenant.

                              4.  This Consent shall not be construed as a
consent by Landlord to, or as permitting, any other or further subletting by either Tenant or Subtenant, except as otherwise expressly provided in the Lease. Subtenant shall not, without the prior written consent of Landlord in each instance, (i) permit occupancy by any party other than Subtenant and its principals and employees or (ii) assign the Sublease or this Consent or further sublet the Sublet Space or any part thereof, except as otherwise expressly permitted in the Lease.

                              5.  Tenant and Subtenant agree that Landlord is
not responsible for the payment of any commissions or fees in connection with this transaction and they each jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for a commission by any broker or agent in connection with the Sublease and\or this Consent.

                              6.  Subtenant agrees that if Subtenant shall
become a direct tenant of Landlord for the Sublet Space or any part thereof upon the early termination of the Lease in connection with a default of Tenant thereunder and the Subtenant's attornment to Landlord pursuant to the Sublease for the balance of its term, Landlord shall not be responsible for the payment of any commissions or fees in connection with such direct lease, and Tenant and Subtenant jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorney's fees, incurred by Landlord in connection with claims for a commission by any broker or agent in connection with such direct lease. Notwithstanding the foregoing, nothing contained herein shall make Tenant or Subtenant responsible for any commission, fee or other compensation payable to a broker engaged by Landlord in connection with such direct lease.

                              7.  Subject to the terms and conditions of any
subordination, non-disturbance and attornment agreement between Subtenant and Landlord, upon the expiration or earlier termination of the Lease, or in case of the surrender of the Lease by Tenant to Landlord, the Sublease and the term and estate thereby granted shall, at Landlord's election, expire and come to an end as of the effective date of such expiration, termination or surrender, and Subtenant shall vacate the Sublet Space on or before such date. In case of the failure of Subtenant so to vacate, Landlord shall be entitled to all the rights and remedies which are available to a landlord against a tenant of the Sublet Space holding over after the expiration of a term, in addition to the rights and remedies which are available to Landlord pursuant to the Lease in the event that Tenant holds over after the expiration of the Lease. In the event of the expiration, early termination or surrender of the Lease as set forth above, and in the event that Landlord does not so elect to have the term and estate granted by the Sublease expire, then, notwithstanding anything in the Lease to the contrary, Landlord may take over all of the right, title and interest of Tenant, as sublessor, under the Sublease, and Subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of the Sublease, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under the Sublease, except that such non-liability shall in no way diminish Tenant's rights under the Sublease with respect to the continuing failure of Landlord to perform the obligations of Tenant under the Sublease after the date upon which Landlord succeeds to the interests of Tenant under the Sublease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which Subtenant may have against Tenant which shall have accrued to Subtenant against Tenant prior to the date upon which Landlord succeeded to the interest of Tenant under the Sublease, (iii) bound by any previous modification of the Sublease (except for any such modification with respect to which Landlord's consent is not required pursuant to any express provision of the Lease) or by any previous prepayment of more than one month's rent, (iv) bound by any covenant of Tenant to undertake or complete any construction of the Sublet Space or any portion thereof (but the foregoing shall not be deemed to relieve Landlord of any of its obligations under Articles 19 or 20 of the Lease), (v) required to account for any security deposit of the Subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) bound by any obligation to make any payment to Subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the Sublease to be performed after the date of such attornment, (vii) responsible for any monies owing by Landlord to the credit of Tenant or (viii) required to remove any person occupying the Sublet Space or any part thereof.

                              8.  The Sublet Space (subject to all of the
covenants, agreements, terms, provisions and conditions of the Lease) shall be used by Subtenant solely for the purposes permitted under the Lease and for no other purposes.

                              9.  Intentionally omitted.

                              10. Intentionally omitted.

                              11. Subject to the terms and conditions of any
subordination, non-disturbance and attornment agreement between Subtenant and Landlord, the Sublease shall be subject and subordinate at all times to the Lease, and to all of the covenants, agreements, terms, provisions and conditions of the Lease and of this Consent, and Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Sublet Space which would violate any of said covenants, agreements, terms, provisions and conditions.

                              12. Tenant and Subtenant agree that (i) a fully
executed copy of the Sublease has been furnished to Landlord, (ii) Landlord is not a party to the Sublease and is not bound by the provisions thereof (iii) Landlord has not and will not, review or pass upon any of the provisions of the Sublease and (iv) the Sublease will not be modified or amended in any material way without the prior written consent of Landlord, except as may be expressly provided in the Lease. Nothing contained herein shall be construed as a consent to, or approval or satisfaction by Landlord of any of the provisions of the Sublease, but is merely a consent to the act of subletting by Tenant to Subtenant.

                              13. Tenant and Subtenant represent and warrant to
Landlord that no compensation or consideration of any kind other than as set forth in the Sublease or otherwise disclosed to Landlord has been, or will be, paid by Subtenant to Tenant in connection with the Sublease.

                              14. The Subtenant agrees to maintain the same
insurance required to be carried by the Tenant under the Lease with respect to the Sublease Space, naming as additional insureds under Subtenant's policies of insurance Tenant, Landlord and all parties so required to be named under the Lease, and Subtenant further agrees to waive subrogation in favor of the Landlord to the same extent required of the Tenant under said Lease, and Landlord agrees to waive subrogation in favor of Subtenant to the same extent that Landlord is required to waive subrogation in favor of Tenant under said Lease. Subtenant further agrees to provide a certificate of insurance which complies with these requirements to Landlord no later than the earlier of (i) fifteen (15) days following the date hereof or (ii) the date on which Subtenant, or any party acting through Subtenant, occupies the Premises for any purpose, including, without limitation, the installation of Subtenant's furniture, fixtures or other personal property.

                              15. In the event of any conflict between the
provisions of this Consent and the provisions of the Lease, the provisions of this Consent shall prevail. In the event of any conflict between the provisions of (i) the Lease or this Consent and (ii) the Sublease, the provisions of the Lease or this Consent shall prevail unaffected by the provisions of the Sublease.

                              16. This Consent may not be changed orally, but
only by an agreement in writing signed by the party against whom enforcement of any change is sought.

                              17. This Consent shall not be binding against
Landlord unless and until it is signed by Landlord.

                              18. This Consent shall be governed by, and
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within said state.

                              19. All of the terms, conditions and provisions of
this Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                              20. If any term, condition or provision of this
Consent or the application thereof to any circumstance or party hereto shall be invalid or unenforceable to any extent, the remaining terms, conditions and provisions of this

Consent or the application thereof to any circumstance or party hereto, other than that held invalid or unenforceable, shall not be affected thereby and each remaining term, condition and provision of this Consent shall be valid and enforceable to the fullest extent permitted by law.

                              21. This Consent may be executed in any number of
counterparts and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the ______ day of ____________, -----.


                                     LANDLORD

                                     ------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     TENANT

                                     ------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SUBTENANT

                                     ------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT L

                    Qualified Space Non-Disturbance Agreement

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          AGREEMENT made as of the ___ day of __________, 200_ between __________________ (hereinafter called "Landlord"), ________________
(hereinafter called "Tenant"), and ________________ (hereinafter called "Subtenant");

                                   WITNESSETH:

          WHEREAS, Landlord is the landlord under that certain lease dated as of ___________________, 200__ between Landlord, as lessor, and Tenant, as lessee (hereinafter called the "Overlease"), covering certain premises (hereinafter called the "Demised Premises") in the building situated at 399 Park Avenue, New York, New York (hereinafter called the "Building"); on land more particularly described in Exhibit A annexed hereto; and

          WHEREAS, a portion of the Demised Premises comprised of _______________ (hereinafter called the "Sublease Premises") has been subleased to Subtenant pursuant to that certain sublease dated as of ____________, 200__ between Tenant, as sublessor, and Subtenant, as sublessee (hereinafter called the "Sublease").

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the parties hereto agree as follows:

                              1.  So long as Subtenant is not in default, after
notice and the lapse of any applicable grace period, in the performance of any terms, covenants and conditions to be performed on its part under the Sublease, then in such event:

                                             (a) Unless any applicable law
requires same, Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by the Landlord for the purpose of terminating the Overlease by reason of any default thereunder;

                                             (b) Subtenant shall not be evicted
from the Premises nor shall any of Subtenant's rights under the Sublease be affected in any way by reason of any default under the Overlease, and

                                             (c) Subtenant's leasehold estate
under the Sublease shall not be terminated or disturbed by reason of any default under the Overlease.

                              2.  (a) If Landlord shall succeed to the rights of
Tenant under the Sublease by termination of the Overlease or otherwise, Landlord, as Subtenant's landlord under said Sublease, shall accept Subtenant's attornment and Subtenant agrees to so attorn and recognize Landlord as Subtenant's landlord under said Sublease without further requirement for execution and delivery of any instrument to further evidence the attornment set forth herein. Subtenant or Landlord will, each within ten (10) business days after demand of the other, execute and deliver any instrument that may reasonably be required to evidence such attornment.

                                             (b) Subject to the provisions of
subparagraph 2(c) below, upon any such attornment and recognition, the Sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and Subtenant upon all of the then executory terms, conditions and covenants as are set forth in the Sublease (as the same incorporates by reference the Overlease, notwithstanding the termination of the Overlease), and shall be applicable after such attornment, provided, to the extent that Landlord has any rights under the Overlease which are applicable to the Demised Premises and are in addition to the rights of the lessor under the Sublease, such rights shall be deemed incorporated into the Sublease, notwithstanding the termination of the Overlease; and provided, further that Landlord shall not be (i) subject to any credits, offsets, defenses or claims which Subtenant might have against Tenant; nor (ii) bound by any rent which Subtenant might have paid for more than the current month to Tenant, unless such prepayment shall have been made with Landlord's prior written consent; nor (iii) liable for any act or omission of Tenant; nor (iv) bound by any covenant to undertake or complete any improvement to the Sublease Premises or the Building; nor (v) be required to account for any security deposit other than any security deposit actually delivered to Landlord; nor (vi) liable for any payment to Subtenant of any sums, or the granting to Subtenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Sublease Premises or any portion thereof; nor (vii) bound by any amendment, modification or surrender of the Sublease made without Landlord's prior written consent. Subtenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Sublease or the obligations of Subtenant thereunder by reason of any action or proceeding for the purpose of terminating the Overlease by reason of any default thereunder.

                                             (c) Notwithstanding anything to the
contrary contained herein, in the event that the rental rate set forth in the Sublease, on a per rentable square foot basis (including fixed rent and additional rent on account of real estate taxes, Operating Expenses and electricity), after taking into account all rent concessions provided for in the Sublease, is less than the Lease Rent (as such term is defined in Section 7.17 of the Overlease), the Sublease shall be deemed to be automatically amended effective as of the date of the aforementioned attornment and recognition so that from and after the date of such attornment and recognition, the rental rate payable under the Sublease shall be the Lease Rent. Subtenant or Landlord will, each within ten (10) business days after demand of the other, execute and deliver an amendment to the Sublease, in form reasonably satisfactory to Landlord and Subtenant, setting forth such increase in the rental rate payable under the Sublease to the Lease Rent; provided, however, that the absence of such written amendment shall not, in any event, affect the automatic rental increase described herein.

                              3.  Intentionally Omitted.

                              4.  The Sublease now is and shall remain subject
and subordinate to the Overlease and to any ground or underlying lease affecting the Demised Premises and to all renewals and replacements, extensions, consolidations and modifications thereof, subject to the terms and conditions of this Agreement.

                              5.  This Agreement shall be binding upon and shall
inure to the benefit of the respective parties hereto, their successor and assigns.

                              6.  This Agreement may not be modified except by
an agreement in writing signed by the parties or their respective successors in interest.

                              7.  All notices, demands or requests made pursuant
to, under, or by virtue of this Agreement (or any amendment to the Sublease made pursuant hereto) must be in writing and mailed to the party to whom the notice, demand or request is being made by certified mail, return receipt requested, at its address set forth above. Notices shall be deemed to have been given, rendered and made on the second day after the day so mailed. Any party may change the place that notices, demands and requests are to be sent by written notice delivered in accordance with this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

                                     Landlord:

                                     -------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     Subtenant:

                                     -------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     Tenant:

                                     -------------------------

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT M

                            Board of Managers' Waiver

          In connection with that certain lease (the "Lease") dated as of _________________ between _______________, as landlord ("Landlord"), and
____________________, as tenant ("Tenant"), the Board of Managers of The 399 Park Avenue Condominium (the "Board") under that certain Second Amended and Restated Declaration of Condominium dated as of January 1, 1995 and recorded in the Office of the Register of The City of New York on October 2, 1997 in Reel 2502 at Page 0334, hereby waives for itself and those claiming through and under the Board any right of recovery against Tenant and its agents and employees ("Tenant Waiver Parties" and individually, a "Tenant Waiver Party"), for any loss occasioned by fire or other casualty, whether or not arising from the negligence of such Tenant Waiver Party, (a) covered by a fire and extended coverage insurance policy maintained by or for the Board insuring the Building (as defined in the Lease), which policy includes a clause or endorsement pursuant to which the insurance company waives subrogation as against such Tenant Waiver Party or permits the insured, prior to any loss, to waive any claim it may have against said Tenant Waiver Party without invalidating the coverage under such insurance policy or (b) coverable under a standard all-risk insurance policy but as to which the Board is a self-insurer; provided, however, that if, in any instance under clause (a) above, such clause or endorsement shall not extend to all Tenant Waiver Parties, the waiver set forth above shall extend only to the Tenant Waiver Parties to whom such clause or endorsement extends.

Dated: _________________


                                     The Board of Managers of
                                     The 399 Park Avenue Condominium

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT N

                          Form of Landlord's Statement

                            399 Park Avenue - Unit 2

                         Statement of Operating Expenses

                       for the year ended December 31, ___


Cleaning                                     $         --
Utilities
Water
Maintenance Contracts
Repairs
Insurance
Security
Salaries & Management Fees
Management Fees
Professional Fees and Other
                                             ------------
Total                                                  --

Escalatable Capital Cost                               --
                                             ------------
Total Escalatable Expenses                   $         --
                                             ============

                                    EXHIBIT O

                              Approved Contractors

                                 [See attached]

                                    EXHIBIT P

                   Building Passenger Elevator Specifications

ELEVATOR BANK "A" - CARS # 1 THROUGH # 8
Speed Up-FPM                                                      500 + 5%
Speed Up-FPM                                                      500 + 5%
Performance Up-Sec.                                               8.0
Performance Down-Sec.                                             8.0
Stopping Accuracy                                                 +/- 1/4"
Door Open-Sec.                                                    1.6
Door Open-Sec.                                                    2.9
Car Door Closing Pressure-Lbs.                                    30 Max.

ELEVATOR BANK "B" - CARS # 9 THROUGH # 14

Speed Up-FPM                                                      700 +/- 5%
Speed Down-FPM                                                    700 +/- 5%
Performance Up-Sec.                                               8.0
Performance Down-Sec.                                             8.0
Stopping Accuracy                                                 +/- 1/4"
Door Open-Sec.                                                    1.5
Door Close-Sec.                                                   2.5
Car Door Closing Pressure-Lbs.                                    30 Max.

ELEVATOR BANK "C" - CARS # 15 THROUGH # 20

Speed Up-FPM                                                      1000 +/- 5%
Speed Down-FPM                                                    1000 +/- 5%
Performance Up-Sec.                                               8.0
Performance Down-Sec                                              8.0
Stopping Accuracy                                                 +/- 1/4"
Door Open-Sec.                                                    1.5
Door Close-Sec.                                                   2.5
Car Door Closing Pressure-Lbs.                                    30 Max.

ELEVATOR # 32

Speed Up-FPM                                                      800 +/- 5%
Speed Down-FPM                                                    800 +/- 5%
Performance Up-Sec.                                               8.0
Performance Down-Sec                                              8.0
Stopping Accuracy                                                 +/- 1/4"

Door Open-Sec.                                                    1.5
Door Close-Sec.                                                   2.5
Car Door Closing Pressure-Lbs.                                    30 Max.

ELEVATOR # 35

Speed Up-FPM                                                      115 +/- 10%
Speed Down-FPM                                                    115 +/- 10%
Performance Up-Sec.                                               13.0
Performance Down-Sec                                              13.0
Stopping Accuracy                                                 +/- 1/4"
Door Open-Sec.                                                    1.6
Door Close-Sec.                                                   2.5
Car Door Closing Pressure-Lbs.                                    30 Max.

                                    EXHIBIT Q

       Tenant Private Elevator Locations and Tenant Lobby Podium Location

                                 [See attached]

                                    EXHIBIT R

           Calculation of Supplemental Chilled Water Charge Adjustment

                                 [See attached]

                                    EXHIBIT S

          Calculation of Supplemental Condenser Water Charge Adjustment

                                 [See attached]

                                    EXHIBIT T

                          Building-Wide Security System

AS MORE PARTICULARLY SET FORTH IN THE LEASE, THE PROVISIONS OF THIS EXHIBIT T ARE SUBJECT TO REVISION FROM TIME TO TIME, BASED ON THE MUTUAL AGREEMENT OF LANDLORD AND TENANT TO ADDRESS THE RESPECTIVE REASONABLE SECURITY REQUIREMENTS OF THE BUILDING, THE UNIT AND TENANT'S PREMISES AND OPERATIONS, TAKING INTO ACCOUNT THE UNIQUE SECURITY ISSUES PRESENTED BY TENANT'S POSITION AS A WORLD-LEADING FINANCIAL SERVICES COMPANY

(A)  399 PARK BUILDING SECURITY OPERATIONS PROCEDURES

     Landlord and Landlord's Security Provider (herein called "LSP") have been provided with a copy of the "399 Park Avenue Building Security Operations Procedures" (herein called the "SOP"). Many of the procedures set forth below, particularly with respect to General Access Control and Premises Access Control, are covered in detail in the SOP. All of the procedures and levels of security contained in the SOP shall remain in force and not be modified or reduced unless and until modified by mutual agreement of TSO and LSP. In all cases, any modifications shall be at least consistent with standards appropriate for a first-class office building serving as a corporate headquarters for a Fortune 500 company.

(B)  TENANT'S COMMAND CENTER; TENANT'S SECURITY OPERATOR

          Tenant shall have the right to maintain its own command center (herein called the "COMMAND CENTER") from the portion of the Premises shown on Exhibit B-1 of the Lease. Subject to Tenant's right to designate, subject to Landlord's reasonable approval, the operator of the Command Center from time to time (herein called "TENANT'S SECURITY OPERATOR" or "TSO"), the initial operator of the Command Center shall be Citigroup Security and Investigative Services. Landlord and Tenant acknowledge and agree that as of the date of the Lease, the security operations of TSO and LSP may not have been separated and may be run jointly from the Command Center. In such event, LSP shall work diligently, at Landlord's sole cost and expense, to separate its operations from the Command Center in an expeditious manner, during which time TSO and LSP shall cooperate in their joint use of the Command Center.

(C)  COORDINATION WITH LANDLORD'S SECURITY PROVIDER

          Subject to the rights of Tenant's Security Operator set forth below to control exclusively certain security requirements affecting the Premises only, TSO and

LSP shall cooperate with each other to provide optimum security for the Building, the Unit and the Premises. Such cooperation shall include, without limitation:

     1. Mutual consultation with respect to the training, skill sets, and competence levels of all security personnel.

     2. Periodic exercises held jointly and/or individually by TSO and LSP to test the effectiveness of the security staff competency and security readiness.

     3. Consultation regarding appropriate uniforms for building security staff.

     4.   TSO's right to maintain a site manager present at the Building.

     5. The prompt sharing of information between LSP and TSO including, without limitation:

          / /     Detection of weapons or contraband by Xray process
          / /     Accidents and injuries
          / /     Fire
          / /     Incidents of criminal activity
          / /     Intrusion
          / /     Natural or manmade disaster
          / /     Engineering Impairments that impact Tenant's Premises
          / /     Electrical Impairments that impact Tenant's Premises
          / /     Suspicious packages
          / /     Bomb Threats

(D)  GENERAL ACCESS CONTROL

     1. Perimeter security will be maintained at levels in effect as of the date of the Lease. There will be a manned perimeter patrol 24 hours a day, 7 days a week. Perimeter security will include enforcing no standing and other parking restrictions. In the event that conditions change which may warrant increased security, LSP and TSO will cooperate in any required implementation.

     2. Maintain procedures in effect as of the date of the Lease regarding xray of all incoming packages through the main lobbies and all incoming mail and deliveries to all tenant spaces and areas of the Building.

     3. Loading Dock to be adequately staff with trained security officers. All delivery vehicles will be subject to inspection for security purposes.

     4. Building security will post security officers at the lobby turnstiles to conduct "card-to-face" verifications.

     5. Food and other deliveries shall not be made to individual floors. All such items shall be handled in the messenger center or other means reasonably acceptable to LSP and TSO.

     6. External messengers will not be allowed onto individual floors for any reason.

     7. TSO and LSP agree to joint implementation of mutually-acceptable suspicious package and mail handling protocols.

(E)  PREMISES ACCESS CONTROL

     1. TSO shall have the right to exclude LSP security personnel, except in the performance of their normal duties or emergencies, from all or any portion of the Premises and to provide security to such portions of the Premises by security personnel selected and hired by TSO.

     2. TSO shall have the right to maintain an armed security services lobby supervisor in the main lobby during the hours of 7 am to 7 pm, Monday through Friday.

     3. Communications to floors of the Premises via desk drop, email, signage, PA announcement, or any other form of communication (except during emergency) will receive prior approval from TSO.

(F)  SECURITY ADMINISTRATION

     1. TSO shall have the right to inspect appropriate records, logbooks, training files, training aids, guard post orders, manuals, base building security incident reports, assessments, security surveys, etc. and lists of all building engineering, cleaning, security, and other support services staff members as reasonably required.

     2. LSP shall meet with TSO weekly to review security and safety related matters of the Building.

     3. LSP security policies will remain substantially similar in scope and intent.

     4. Security and safety related complaints, suggestions and recommendations from TSO will be addressed promptly.

(G)  FIRE & LIFE SAFETY

     1. Changes in the Building's Fire Safety Plan shall be reviewed with TSO prior to implementation.

     2. Fire drills, evacuation drills, and any other tenant-intensive training event will be approved and coordinated with TSO by LSP.

     3. The assignment on Tenant floors of floor leaders, fire wardens, deputy fire wardens, searchers, and other tenant emergency organization will be subject to the approval of TSO.

(H)  SECURITY SYSTEMS

     1. Any planned or proposed alterations or modifications to the Building's CCTV, access control, guard staffing, or installed security equipment will be reviewed with TSO prior to implementation.

     2. TSO will be granted access to base building common tenant location card history, access reports, time and attendance, and other card access system reports as required as they may directly relate to Tenant's occupancy and security. LSP will fully cooperate with TSO in the investigation of security and criminal matters related to Tenant's occupancy in the building.

     3. Base building card access, access levels, time zones, and all other matters concerning the card access data base management of Tenant employees will remain the responsibility of TSO.

     4. TSO will approve card control distribution for Tenant's employees in the premises as well as base building common areas.

     5. Card readers servicing non-Tenant areas and the lobby turnstiles will be modified to terminate at LSP's control center.

     6. Tenant will retain ownership of all existing security equipment which either (i) exclusively serves the Premises or (ii) is not reasonably required by Landlord to provide security to the Building other than the Premises.

     7. Tenant will maintain, at its expense, CCTV tie in to perimeter cameras and common area cameras.

(I)  EMERGENCY RESPONSE

     1. TSO shall have the capability of communicating on the base building security and engineering channels of the portable radio system. Operational procedures will be put in place to ensure that base building security force can provide back up security officers when required provided in no event shall such use interfere with LSP's use of those channels.

     2. Any events, disturbances, protest activity, civil unrest, union activities, weather or environmental dangers, parades, etc. will be communicated to and from TSO and LSP.

     3. TSO will maintain and forward to LSP an Emergency Notification List, consisting of telephone, pager, and other call-up information in case of emergency. This information will be kept highly confidential.

     4. In the case of an emergency, LSP will fully cooperate with the implementation of TSO's Continuity Of Business plans subject to LSP's execution of emergency procedures related to the building.

(J)  SPECIAL EVENTS

     1. TSO and LSP will inform each other when any special event is planned by Tenant or another tenant, or when a high level VIP, government official, or high profile visitor is expected, or photographers, press, or other media entities will be present in the Building.

     2. LSP will maintain a sufficient supply of two-way radios in the event that additional coverage for a special event is required by LSP or TSO.

     3. LSP will use reasonable efforts to comply with TSO's occasional need for accommodations for special events.

     4. In the event of a planned visit by a dignitary, head of state, celebrity, or other person of renown to the Premises, TSO will inform LSP, and appropriate arrangements will be made.

(K)  CONFIDENTIALITY

          Various procedures set forth above provide for the sharing of information between TSO and LSP. All such information shall be treated as confidential by TSO and LSP to the full extent practicable. In addition, in those situations where TSO or LSP believe in their reasonable discretion that legitimate confidentiality concerns require non-disclosure of particularly sensitive information (such as the identity of a dignitary or head of state visiting the Premises or the premises of another tenant of the Building), TSO or LSP, as the case may be, may withhold such information, subject to the obligation of both parties to make disclosures per applicable provisions of law.

(L)  TUNNEL

          For so long as the tunnel connecting the Building to the Citigroup Center remains open, TSO and LSP shall cooperate to formulate and implement appropriate security measures in connection therewith.

(M)  PLANTERS/BARRIERS

          Subject to the requirements of governmental authorities, the Planters/Barriers existing on the Park Avenue and the Lexington Avenue sides of the Building as of the date of the Lease shall remain in place, subject to the mutual agreement of TSO and LSP as to the need to modify or upgrade from time to time the placement around the perimeter of the Building of impediments to vehicular threats to the safety of the Building.

                                    EXHIBIT U

                     Tenant Riser and Shaft Share Locations

                                 [See attached]

                                    EXHIBIT V

                        Tenant Mechanical Space Locations

                                 [See attached]

                                    EXHIBIT W

                              Intentionally Omitted

                                    EXHIBIT X

                           Tenant Lobby Desk Locations

                                 [See attached]

                                    EXHIBIT Y

                    Tenant Existing Rooftop Antenna Locations

                                 [See attached]

                                    EXHIBIT Z

                    Tenant Existing Generator Area Locations

                                 [See attached]

                                   EXHIBIT AA

                         Tenant Building Lobby Paintings

                                 [See attached]

                                   EXHIBIT BB

                              Intentionally Omitted

                                  EXHIBIT CC-1

                          Prohibited Penetration Area 1

                                 [See attached]

                                  EXHIBIT CC-2

                          Prohibited Penetration Area 2

                                     CC-2-1

                             TABLE OF DEFINED TERMS

                                                                      Page
                                                                     ------
AAA......................................................................31
ABATEMENT NOTICE........................................................143
ABATEMENT THRESHOLD REQUIREMENT.........................................142
ACTUAL CHARGE............................................................81
ADDITIONAL CHARGES........................................................3
ADDITIONAL RISER/SHAFT/MECHANICAL SPACE.................................103
ADD-ON ROFO SPACE.......................................................172
ADJACENT AREA.............................................................6
AFFILIATE................................................................38
ALTERATIONS..............................................................66
AND/OR..................................................................145
ANTENNA.................................................................182
ANTICIPATED COMPLETION DATE.............................................121
ARBITER..................................................................30
ASSIGNMENT CONSENT REQUEST NOTICE........................................44
ASSIGNMENT DOCUMENT......................................................45
ASSIGNMENT PROFIT....................................................54, 56
ASSIGNMENT RECAPTURE OFFER NOTICE........................................44
ASSIGNMENT RECAPTURE PERIOD..............................................44
AUDIT REPRESENTATIVE.....................................................29
BACK-UP POWER SYSTEM....................................................187
BACK-UP POWER SYSTEM AREA...............................................187
BASE OPERATING AMOUNT................................................13, 34
BASE OPERATING YEAR......................................................13
BASE RATE...............................................................146
BASE TAX AMOUNT......................................................13, 34
BASEMENT LEVEL A PREMISES.................................................2
BASEMENT LEVEL B PREMISES.................................................2
BASEMENT LEVEL C PREMISES.................................................2
BASEMENT PREMISES.........................................................2
BASIC CAPACITY...........................................................84
BOARD.....................................................................1
BOARD OF MANAGERS........................................................33
BOARD SNDA...............................................................33
BOARD'S LIEN..............................................................1
BUILDING..................................................................1
BUILDING STANDARDS.......................................................33
BUSINESS HOURS..........................................................144
BY-LAWS..................................................................33
CERTIORARI APPLICATION...................................................25
CERTIORARI DIRECTION NOTICE..............................................25
CERTIORARI WAIVER NOTICE.................................................25
CITI TENANT..............................................................39
CITIGROUP CENTER........................................................104
CITIGROUP CENTER SERVICE CONNECTIONS....................................104
CITIGROUP CENTER SERVICE RIGHTS.........................................104
CITIGROUP CENTER SERVICES...............................................104
CLEANING DEFICIENCIES....................................................91
CLEANING IMPROVEMENT MEETING.............................................91
CLEANING NOTICE..........................................................90
CLEANING SPECIFICATIONS..................................................90
CODE.....................................................................84
COMMAND CENTER............................................................1
COMMENCEMENT DATE.........................................................2
COMMENCEMENT DATE OF THE FIRST EXTENSION TERM...........................152
COMMENCEMENT DATE OF THE SECOND EXTENSION TERM..........................153
COMPARABLE BUILDINGS.....................................................14
COMPARABLE SPACE.........................................................50
CONDOMINIUM...............................................................1
CONDOMINIUM AGREEMENT...................................................144
CONDOMINIUM DOCUMENTS....................................................33
CONFORMING SNDA..........................................................37
CONSUMER PRICE INDEX....................................................144
CONTIGUOUS BLOCK........................................................164
CONTIGUOUS ROFO BLOCK...................................................173
CONTRACTOR...............................................................90
CONTRACTUAL CONFIDENTIALITY PROVISION...................................150
CONTROL..................................................................39
CORPORATE SUCCESSOR......................................................39
CPI-AUC.................................................................144
DATE OF THE TAKING......................................................122
DAY TRADING PARLOR........................................................9
DECLARATION...........................................................33, 1
DEEMED APPROVAL NOTICE...................................................66
DEMISED PREMISES..........................................................1
DIESEL GENERATOR........................................................187
DINING FACILITY..........................................................98
DISASTER FUNCTIONS......................................................143
EDC.....................................................................197
ELIGIBLE RENEWAL/ROFO TENANT............................................152
ELIGIBLE SUBLEASE........................................................57
ELIGIBLE SUBTENANT.......................................................57
EQUIPMENT SPACE.........................................................103
ESCALATOR................................................................79
ESDC....................................................................197
EXECUTIVE FLOORS.........................................................92
EXHIBIT B.................................................................2
EXPIRATION DATE...........................................................3
EXTENDED MESSENGER CENTER HOURS.........................................106
EXTENSION ELECTION NOTICE...............................................153
EXTENSION PREMISES......................................................153
EXTENSION TERM..........................................................153
EXTRA CLEANING...........................................................92
FAILING PARTY...........................................................158
FEDERAL RESERVE FUNDS.....................................................4
FF&E.....................................................................56

                             TABLE OF DEFINED TERMS
                                   (continued)

                                                                      Page
                                                                     ------
FIDUCIARIES.............................................................150
FIRST EXTENSION TERM....................................................152
FIRST FIVE YEAR OPTION..................................................152
FIRST RENT PERIOD.........................................................3
FIXED RENT................................................................3
FOLLOW-UP MEETING........................................................91
FOR SUBSTANTIALLY ALL OF THE BALANCE OF THE TERM OF THIS LEASE...........46
FOR SUBSTANTIALLY ALL OF THE PREMISES....................................46
FORCE MAJEURE CAUSES....................................................142
GAAP.....................................................................15
GENERATOR AREA..........................................................187
GENERATOR FUEL..........................................................190
GROUND LEASE..............................................................1
GROUND LESSOR.............................................................1
HEREIN..................................................................145
HEREOF..................................................................145
HEREUNDER...............................................................145
HOLDOVER................................................................157
HOLDOVER STUB AMOUNT....................................................141
HVAC.................................................................67, 92
IDA.....................................................................197
IMPROVEMENTS DEMOLITION WORK............................................118
IMPROVEMENTS RESTORATION WORK...........................................118
INITIAL ALTERATIONS REQUEST..............................................66
INITIAL CAFETERIA VENDOR APPROVAL REQUEST...............................177
INITIAL CHARGE...........................................................81
INITIAL GENERATOR AREA..................................................188
INITIAL MECHANICAL SPACE................................................102
INITIAL RISER/SHAFT SPACE...............................................102
INITIATING PARTY........................................................155
INTEREST RATE...........................................................146
KW.......................................................................79
KWHR.....................................................................79
LAND......................................................................1
LANDLORD...........................................................1,145, 1
LANDLORD PARTY..........................................................115
LANDLORD SHALL HAVE NO LIABILITY TO TENANT..............................145
LANDLORD'S AFFILIATES....................................................13
LANDLORD'S ASSIGNMENT CONSENT............................................44
LANDLORD'S ASSIGNMENT RECAPTURE NOTICE...................................44
LANDLORD'S CASUALTY TERMINATION NOTICE..................................119
LANDLORD'S CERTIORARI COUNSEL............................................25
LANDLORD'S EXPERT.......................................................119
LANDLORD'S HAZARDOUS MATERIALS WORK.......................................6
LANDLORD'S HAZARDOUS MATERIALS WORK AREA..................................6
LANDLORD'S MESSENGER CENTER VENDOR......................................106
LANDLORD'S NON-DISTURBANCE AGREEMENT.....................................57
LANDLORD'S NON-RECAPTURE SUBLEASE CONSENT................................47
LANDLORD'S RATE..........................................................79
LANDLORD'S RECAPTURE SUBLEASE CONSENT....................................46
LANDLORD'S SELF-HELP DISPUTE NOTICE.....................................138
LANDLORD'S STATEMENT.....................................................13
LANDLORD'S SUBLEASE CONSENT..............................................47
LANDLORD'S SUBLEASE RECAPTURE NOTICE.....................................46
LANDLORD'S SUBMITTED VALUE.........................................155, 166
LANDLORD'S WAIVER........................................................73
LANDLORD'S WATER RATE....................................................89
LEASE.....................................................................1
LEASE.....................................................................1
LEASE.....................................................................1
LEASE RENT...............................................................57
LEGAL REQUIREMENTS......................................................144
LEHMAN CAFETERIA SERVICES...............................................177
LEHMAN LEASE............................................................177
LEHMAN TENANT...........................................................177
LESSEE....................................................................1
LOBBY PREMISES............................................................2
LSP.......................................................................1
MANDATORY BLOCK OFFERING SPACE..........................................168
MANDATORY BLOCK ROFO SPACE..............................................175
MARKET VALUE RENT.......................................................157
MATERIAL ALTERATION......................................................66
MESSENGER CENTER........................................................106
MESSENGER CENTER SERVICES...............................................106
MEZZANINE PREMISES........................................................1
MINIMUM NET WORTH........................................................40
MINIMUM OFFERING SPACE..................................................164
MINIMUM PREMISES........................................................112
MINIMUM ROFO SPACE......................................................173
MONETARY EVENT OF DEFAULT...............................................195
MORTGAGE................................................................144
MORTGAGEE.................................................................1
MUST-TAKE LEASE.........................................................169
MUST-TAKE ROFO LEASE....................................................176
MUST-TAKE ROFO SPACE....................................................175
MUST-TAKE ROFO TENANT...................................................176
MUST-TAKE SPACE.........................................................169
MUST-TAKE TENANT........................................................169
NAMED TENANT.............................................................39
NON-CONTIGUOUS FLOORS...................................................164
NON-CONTIGUOUS ROFO FLOORS..............................................173
NON-MATERIAL ALTERATION..................................................66
NON-RECAPTURE SUBLEASE CONSENT REQUEST NOTICE............................47
NON-RECAPTURE SUBLEASE DOCUMENT..........................................47
NOTICES.................................................................134
OFFER CONTRACT..........................................................191
OFFER PRICE.............................................................192
OFFER RENT NOTICE.......................................................161

                             TABLE OF DEFINED TERMS
                                   (continued)

                                                                      Page
                                                                     ------
OFFERED PROPERTY........................................................190
OFFERING NOTICE....................................................162, 191
OFFERING PERIOD.........................................................191
OFFERING SPACE..........................................................160
OFFERING SPACE INCLUSION DATE...........................................163
OFFICE PREMISES...........................................................2
OPERATING EXPENSES...............................................13, 16, 34
OPERATING PAYMENT........................................................27
OPERATING YEAR...........................................................22
OPTION ONE EXTENSION PREMISES...........................................153
OPTION PERIOD...........................................................191
OPTION TWO EXTENSION PREMISES...........................................153
PARTICULAR ITEM..........................................................30
PERMITTED USERS...........................................................9
PERSON..................................................................145
POTENTIAL OFFERING SPACE................................................160
PREMISES..................................................................1
PRIVATE ELEVATOR.........................................................87
PROHIBITED SIGNAGE......................................................112
PROPERTY..................................................................1
PUMPING SYSTEM..........................................................190
PURCHASER.................................................................2
QUOTIENT.................................................................80
REAL PROPERTY............................................................22
RECAPTURE SUBLEASE CONSENT REQUEST NOTICE................................46
RECAPTURE SUBLEASE DOCUMENT..............................................46
RECAPTURED SUBLEASE SPACE................................................49
RECEPTION DESK WORK.....................................................179
RECOGNITION AGREEMENT....................................................73
RECORDS..................................................................29
REENTER.................................................................128
REGULAR BUILDING SERVICE DAYS............................................86
REGULAR BUILDING SERVICE HOURS...........................................86
REJECTED OFFERING SPACE LEASE...........................................168
REJECTED ROFO SPACE.....................................................172
REJECTED ROFO SPACE LEASE...............................................175
RENEWAL/ROFO OCCUPANCY REQUIREMENT......................................154
RENT NOTICE.............................................................155
REQUIREMENTS OF INSURANCE BODIES........................................145
RESPONDING PARTY........................................................155
RESTORATION COMPLETION DATE.............................................120
RETAIL STANDARDS........................................................114
RETAINED CITIBANK ITEMS.................................................104
REVOCABLE CONSENT.......................................................104
ROFO ACCEPTANCE NOTICE..................................................172
ROFO INCLUSION DATE.....................................................172
ROFO NOTICE.............................................................172
ROFO SPACE..............................................................170
ROFO SUPERIOR OCCUPANT..................................................174
ROFO SUPERIOR OCCUPANT OFFERING NOTICE..................................171
ROOF USER...............................................................184
ROOFTOP COMMENCEMENT DATE...............................................184
ROOFTOP EXPIRATION DATE.................................................184
ROOFTOP FEE.............................................................185
ROOFTOP INSTALLATIONS...................................................184
RULES AND REGULATIONS....................................................33
SECOND ALTERATIONS REQUEST...............................................66
SECOND CAFETERIA VENDOR APPROVAL REQUEST................................177
SECOND EXTENSION TERM...................................................153
SECOND FIVE YEAR OPTION.................................................153
SECOND RENT PERIOD........................................................3
SECURE AREAS............................................................111
SELF INSURANCE...........................................................64
SELF-HELP AMOUNT........................................................139
SELF-HELP ARBITRATION...................................................138
SELF-HELP ITEM COMPLETION NOTICE........................................138
SELF-HELP ITEMS.........................................................138
SELF-HELP NOTICE........................................................138
SERVICE AND BUSINESS RELATIONSHIP ENTITIES...............................39
SIGNAGE OCCUPANCY REQUIREMENT...........................................112
SIGNIFICANT DISCREPANCY..................................................30
SNDA FOLLOW-UP...........................................................37
SNDA REQUEST.............................................................37
SPECIAL ALTERATIONS......................................................74
STANDARD TENANT CLEANING.................................................90
STORAGE TANKS...........................................................190
SUBLEASE CONSENT REQUEST NOTICE..........................................47
SUBLEASE DOCUMENT........................................................47
SUBLEASE LOSSES..........................................................48
SUBLEASE PROFIT......................................................54, 56
SUBLEASE RECAPTURE OFFER.................................................46
SUBLEASE RECAPTURE OFFER NOTICE..........................................45
SUBLEASE RECAPTURE PERIOD................................................46
SUBLEASE TERM............................................................54
SUBSTANTIALLY DIFFERENT FROM.............................................52
SUBSTANTIALLY THE SAME..................................................194
SUBSTITUTE GENERATOR AREA...............................................188
SUBTENANT.................................................................1
SUCCESSION DATE...........................................................2
SUPERIOR LEASE...........................................................36
SUPERIOR LESSOR SNDA AGREEMENT...........................................36
SUPERIOR MORTGAGE........................................................36
SUPERIOR MORTGAGEE.......................................................36
SUPERIOR MORTGAGEE SNDA AGREEMENT........................................36
SUPERIOR OCCUPANT.......................................................168
SUPERIOR OCCUPANT OFFERING NOTICE.......................................161
SUPERIOR PARTY...........................................................36
SUPPLEMENTAL CHILLED WATER CHARGE........................................94
SUPPLEMENTAL CONDENSER WATER CHARGE......................................95
SURRENDER...............................................................157

                             TABLE OF DEFINED TERMS
                                   (continued)

                                                                      Page
                                                                     ------
SYSTEM EQUIPMENT.........................................................75
SYSTEMS AGREEMENT.......................................................104
TAX PAYMENT..............................................................24
TAX YEAR.................................................................23
TAXES................................................................22, 35
TELELIFT SYSTEM.........................................................104
TENANT............................................................1, 145, 1
TENANT EXTRA SERVICES....................................................97
TENANT GUARANTOR.........................................................40
TENANT INITIAL ALTERATIONS...............................................73
TENANT NEGOTIATION NOTICE................................................50
TENANT PARTY............................................................116
TENANT REQUIRED JUDICIAL PROCEEDING......................................26
TENANT SUBLEASE..........................................................53
TENANT'S ACCEPTANCE NOTICE..............................................162
TENANT'S CERTIORARI COUNSEL..............................................25
TENANT'S CHILLED WATER ALLOCATION........................................93
TENANT'S CHILLED WATER PAYMENT...........................................94
TENANT'S CLEANING CONTRACTORS............................................92
TENANT'S COLLATERAL......................................................72
TENANT'S CONDEMNATION DEMOLITION WORK...................................124
TENANT'S CONDEMNATION RESTORATION WORK..................................124
TENANT'S CONDENSER WATER ALLOCATION......................................95
TENANT'S CONDENSER WATER PAYMENT.........................................95
TENANT'S COSTS...........................................................55
TENANT'S DEEMED CONSENT NOTICE...........................................49
TENANT'S DESIGNATED REPRESENTATIVE......................................106
TENANT'S EQUIPMENT......................................................103
TENANT'S EXISTING ANTENNA...............................................182
TENANT'S EXISTING ROOFTOP AREA..........................................182
TENANT'S EXTRA SERVICE CONTRACTORS.......................................97
TENANT'S MECHANICAL EQUIPMENT...........................................103
TENANT'S METERS..........................................................79
TENANT'S OTHER TELECOMMUNICATIONS INSTALLATIONS.........................102
TENANT'S PREMISES MANAGER...............................................106
TENANT'S PROPERTY........................................................75
TENANT'S PROPRIETARY INFORMATION........................................150
TENANT'S RECEPTION DESK.................................................179
TENANT'S RECEPTION DESK EMPLOYEES.......................................180
TENANT'S RECEPTION DESK SIGNAGE.........................................179
TENANT'S RISER/SHAFT SPACE EQUIPMENT....................................102
TENANT'S ROOFTOP AREA...................................................184
TENANT'S ROOFTOP EQUIPMENT..............................................183
TENANT'S SECURITY OPERATOR................................................1
TENANT'S SECURITY SYSTEM................................................111
TENANT'S SHARE.......................................................23, 34
TENANT'S STATEMENT.......................................................30
TENANT'S SUBMITTED VALUE...........................................156, 166
TENANT'S TELECOMMUNICATIONS PROVIDER...................................1.01
TENANT'S TELECOMMUNICATIONS ROOM........................................102
TERMS...................................................................191
THIRD RENT PERIOD.........................................................3
TRUST DEED HOLDERS........................................................1
TSO.......................................................................1
UNIT......................................................................1
UNIT ONE.............................................................1, 170
UNIT ONE LEASE..........................................................170
UNIT ONE OWNER..........................................................170
UNIT ONE ROFO CONTRACT..................................................177
UNSOLICITED OFFER.......................................................191
UNTENANTABLE.......................................................118, 143
UPS AREA................................................................187
UPS BATTERY SYSTEM......................................................187
UTILITY TUNNEL..........................................................104
WATER METERED SPACE......................................................88
WATER METERS.............................................................89
WATER QUOTIENT...........................................................89
WIRING..................................................................183